UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5962

Name of Registrant: Vanguard Variable Insurance Fund

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2003 - June 30, 2003

Item 1: Reports to Shareholders

VANGUARD(R) VARIABLE INSURANCE FUND

SEMIANNUAL REPORT

MONEY MARKET PORTFOLIO
SHORT-TERM CORPORATE PORTFOLIO
TOTAL BOND MARKET INDEX PORTFOLIO
HIGH YIELD BOND PORTFOLIO
BALANCED PORTFOLIO
EQUITY INCOME PORTFOLIO
DIVERSIFIED VALUE PORTFOLIO
TOTAL STOCK MARKET INDEX PORTFOLIO
EQUITY INDEX PORTFOLIO
MID-CAP INDEX PORTFOLIO
GROWTH PORTFOLIO
CAPITAL GROWTH PORTFOLIO
SMALL COMPANY GROWTH PORTFOLIO
INTERNATIONAL PORTFOLIO
REIT INDEX PORTFOLIO

JUNE 30, 2003

THE VANGUARD GROUP(R) LOGO

ETERNAL PRINCIPLES

Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

MARKET PERSPECTIVE


Dear Planholder,

In the six months since I last wrote to you, the stock market has rebounded strongly. The bond market has generated respectable returns, too, through a combination of interest income and price appreciation. The only less-than-bright spot has been the money markets, where continued declines in short-term interest rates have driven the yields on most money market funds below 1%.
This report begins with a look at the market environment, followed by reports on your portfolios in the Vanguard Variable Insurance Fund. Please note that the returns for the portfolios in the Vanguard Variable Insurance Fund are different from those of the portfolios in the Vanguard(R) Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.


Sincerely,

/S/JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

JULY 23, 2003


STOCKS RALLIED DESPITE WAR

The war with Iraq, a lackluster economy, and rising unemployment did little to impede the U.S. stock market during the half-year ended June 30, 2003. Indeed, the start of the war in mid-March marked the beginning of a sharp rally in stocks. For the first half of 2003, the overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned a stellar 12.9%.
     The gain was virtually universal, with all market segments and industrial sectors posting positive returns. Small-capitalization stocks outperformed large-caps. And according to most (but not all) valuation-based indexes, growth stocks, whose prices reflect expectations for above-average earnings growth, outpaced value stocks (those that generally trade at below-average valuations relative to earnings, book values, or other measures). Technology and consumer discretionary stocks (such as retailers and restaurants) were among the biggest winners, with each sector returning more than 17%.


--------------------------------------------------------------------------------
MARKET BAROMETER                                                  TOTAL RETURNS
                                                    PERIODS ENDED JUNE 30, 2003
                                                   -----------------------------
                                                       SIX     ONE         FIVE
                                                    MONTHS    YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                      12.3%    1.0%        -1.2%
Russell 2000 Index (Small-caps)                      17.9    -1.6          1.0
Wilshire 5000 Index (Entire market)                  12.9     1.3         -1.3
MSCI All Country World Index Free
 ex USA (International)                               11.1    -4.2        -2.8
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                           3.9%   10.4%         7.5%
 (Broad taxable market)
Lehman Municipal Bond Index                            3.8     8.7         6.3
Citigroup 3-Month Treasury Bill Index                  0.6     1.4         3.9
================================================================================
CPI
Consumer Price Index                                  1.5%    2.1%         2.4%
--------------------------------------------------------------------------------
*Annualized.

     Almost without exception, markets overseas also contributed to the bounty. The Morgan Stanley Capital International (MSCI) All Country World Index Free ex USA returned 11.1% in U.S. dollars, with emerging markets posting the highest returns.

BONDS ALSO RALLIED; INTEREST RATES FELL TO 45-YEAR LOWS

In the fixed income arena, risk was rewarded during the six months. The lower the credit rating of the bond issuer, the higher the return. The Lehman Brothers High Yield Bond Index surged 18.5%--well above the still-respectable six-month return of 3.9% for the overall bond market, as measured by the Lehman Aggregate Bond Index. During the half-year, the yield of the 10-year U.S. Treasury note fell 30 basis points (0.30 percentage point) to 3.51%, as bond prices rose.

     Meanwhile, short-term interest rates fell to their lowest levels in 45 years. In late June, citing concerns about sustainable economic growth and potential deflation, the Federal Reserve Board lowered the target for the federal funds rate (the interest rate charged for overnight loans between banks) by 25 basis points to 1.00%. It was the 13th rate cut in 21/2 years. The yield of the 3-month Treasury bill--a fair proxy for money market yields, tracking Fed moves with a lag--fell 34 basis points during the six months to 0.85%, well below the inflation rate.

VANGUARD(R) MONEY MARKET PORTFOLIO

The Money Market Portfolio returned 0.6% during the first six months of 2003, reflecting the extremely low level of short-term interest rates. Though barely positive, the portfolio's return was twice that of its average peer mutual fund--a difference largely explained by our lower expenses.
     The steady decline in interest rates over the past several years has had a significant negative impact on the yields of money market securities, and thus on money market investors. The yield of the 3-month U.S. Treasury bill, which stood around 6% a little more than two years ago, is now below 1%. As you should expect, your portfolio, which invests exclusively in very short-term securities, now pays far less income than it once did. As of June 30, the portfolio's yield was 0.96%, down from 1.31% six months earlier.

LOW YIELDS POSED CHALLENGES FOR OUR PORTFOLIO

The Money Market Portfolio met its objective of providing income while maintaining liquidity and a stable share price of $1 throughout the period. Though yields were extremely low, the portfolio outperformed its average peer, in part because of moves by the investment adviser, Vanguard Fixed Income Group. First, the adviser extended the portfolio's average maturity during the period, locking in higher rates in anticipation that the Federal Reserve Board would lower rates. As the period wound down, our adviser allowed the portfolio's interest-rate sensitivity to drift lower on the belief that existing fiscal and monetary stimulus would be sufficient to revive the economy. As of June 30, the portfolio's dollar-weighted average maturity was 71 days. Currently, Vanguard Fixed Income Group expects short-term money market rates to remain at low levels for the rest of the year.

--------------------------------------------------------------------------------
TOTAL RETURNS                                          SIX MONTHS ENDED
                                                          JUNE 30, 2003
--------------------------------------------------------------------------------
Money Market Portfolio*                                            0.6%
 (SEC 7-Day Annualized Yield: 0.96%)
Average Money Market Fund**                                        0.3
Citigroup 3-Month Treasury Bill Index                              0.6
--------------------------------------------------------------------------------
*An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.
**Derived from data provided by Lipper Inc.


     Our adviser also capitalized on the differences between yields of various types of securities. Period-ically, these differences move outside of their historical norms, thereby presenting attractive opportunities. During the six months, our adviser took advantage of just such an opportunity by increasing the fund's stake in Treasury securities. The difference between the yields of U.S. Treasury bills and other short-term securities declined, making Treasuries more attractive, given their risk-free status.
     It's important to note that in keeping with the portfolio's conservative investment philosophy, our adviser maintained wide diversification within the fund's holdings throughout the period.
     The relative performance of a money market fund is a function of both its portfolio management and its costs. Our portfolio has an annualized expense ratio (operating expenses as a percentage of average net assets) of 0.21%, or $2.10 per $1,000 invested. The portfolio's average peer charges 0.92%. This considerable difference, which has worked to the advantage of our shareholders year after year and particularly over the long run, is more apparent than ever because yields are at such low levels. The simple math is that higher-cost portfolios are consuming an enormous percentage of the income they earn--and that means less for the shareholders.

BALANCE FOR THE LONG RUN

There is no doubt that it's difficult to get excited about investing in money market funds these days. But low yields are no reason to abandon an asset class that can play an important role in a diversified portfolio. The markets move in cycles, and although no one knows when the cycles will turn, it's simple to structure an investment program that allows you to benefit during good times and provides some protection from the periodic declines. The key is balance and diversification. A balance between stocks and fixed income investments gives you the opportunity to participate in the long-term growth of corporate profits and stock prices, while blunting the impact of the stock market's occasional downturns by participating in the less volatile returns of bond and money market funds.
     That's why we advise investors to develop a portfolio of broadly diversified stock, bond, and money market holdings in proportions consistent with their unique goals and circumstances. The Money Market Portfolio can be an important component of such a plan, offering income while preserving your principal.
     Thank you for entrusting your hard-earned money to Vanguard.

--------------------------------------------------------------------------------
IAN MACKINNON RETIRES

Vanguard Managing Director Ian A. MacKinnon, who served this company and its shareholders for more than two decades as head of our Fixed Income Group, retired on June 30. It's impossible to adequately summarize Ian's many accomplishments, but I must express my deep gratitude to him for establishing our fixed income practices and philosophy, and for serving our shareholders with great skill, integrity, and commitment since he formed our Fixed Income Group in 1981. He leaves behind an outstanding performance record in our money market and bond funds, a tradition of excellence, and a terrific team of investment professionals. We wish him the very best.

Robert F. Auwaerter, who also has more than 20 years' experience managing Vanguard's fixed income funds, will oversee all of the group's portfolio management activities.

George U. Sauter, managing director of our Quantitative Equity Group, has assumed overall responsibility for the Fixed Income Group in the newly created position of chief investment officer. --John J. Brennan



PORTFOLIO PROFILE                                         MONEY MARKET PORTFOLIO
                                                             AS OF JUNE 30, 2003

------------------------------------
FINANCIAL ATTRIBUTES

Yield                          1.0%
Average Maturity            71 days
Average Quality                 Aaa
Expense Ratio                0.21%*
------------------------------------

-------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency                           62.6%
Aaa                                        8.3
Aa                                        28.1
A                                          1.0
-------------------------------------------------
Total                                    100.0%
-------------------------------------------------

------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Finance
 Certificates of Deposit             11.0%
 Commercial Paper                    22.1
Other Commercial Paper                4.3
U.S. Government and Agency           62.6
------------------------------------------
Total                               100.0%
------------------------------------------

*Annualized.

YIELD. A snapshot of a money market fund's interest income. The yield, expressed as a percentage of net asset value, is based on income earned over the past seven days and is annualized, or projected forward for the coming year.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                       MONEY MARKET PORTFOLIO
                                                             AS OF JUNE 30, 2003

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1992-JUNE 30, 2003
--------------------------------------------------------------------------------

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares. The portfolio's SEC 7-day annualized yield as of June 30, 2003, was 0.96%. This annualized yield reflects the current earnings of the portfolio more closely than does the annual return shown.

[CHART]

              Fund          Index
1993             3           2.6
1994           4.2           3.7
1995           5.9           5.4
1996           5.4           4.8
1997           5.6           4.9
1998           5.5           4.8
1999           5.2           4.5
2000           6.5           5.7
2001           4.4           3.4
2002           1.7             1
2003**         0.6           0.3

*Derived from data provided by Lipper Inc.
**Six months ended June 30, 2003.
Note: See Financial Highlights table for dividend information.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

                                                               TEN YEARS
                                      ONE     FIVE  ----------------------------
                   INCEPTION DATE    YEAR    YEARS    CAPITAL    INCOME   TOTAL
--------------------------------------------------------------------------------
Money Market Portfolio   5/2/1991   1.34%    4.19%      0.00%     4.62%   4.62%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                   JUNE 30, 2003 (UNAUDITED)


STATEMENT OF NET ASSETS
----------------------------------------------------------------------------------------
                                                                       FACE       MARKET
                                                        MATURITY     AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                    YIELD*            DATE      (000)        (000)
----------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (62.6%)
----------------------------------------------------------------------------------------
Federal Farm Credit Bank                  1.237%        8/6/2003      2,000        1,997
Federal Farm Credit Bank                  1.207%        9/3/2003     20,331       20,288
Federal Farm Credit Bank                  1.156%       9/15/2003     12,800       12,769
Federal Farm Credit Bank                  1.146%      11/10/2003      1,390        1,384
Federal Home Loan Bank                    1.237%       7/29/2003      7,000        6,993
Federal Home Loan Bank                    1.237%        8/1/2003      6,000        5,994
Federal Home Loan Bank                    1.237%        8/4/2003     15,000       14,982
Federal Home Loan Bank                    1.205%        8/8/2003      1,750        1,748
Federal Home Loan Bank                    1.237%       8/13/2003     15,572       15,549
Federal Home Loan Bank                    1.237%       8/15/2003     24,645       24,607
Federal Home Loan Bank                    1.116%       8/20/2003     22,830       22,795
Federal Home Loan Bank                    1.155%       8/28/2003      6,840        6,827
Federal Home Loan Bank                    1.275%        9/8/2003(1)  10,000       10,000
Federal Home Loan Bank                    1.146%       9/26/2003     21,985       21,924
Federal Home Loan Bank                    1.146%      10/24/2003     12,115       12,071
Federal Home Loan Mortgage Corp.          1.204%       7/18/2003        434          434
Federal Home Loan Mortgage Corp.   1.206%-1.237%       8/14/2003     32,250       32,202
Federal National Mortgage Assn.           1.113%       7/14/2003(1)  35,000       35,000
Federal National Mortgage Assn.           1.247%       7/16/2003      2,143        2,142
Federal National Mortgage Assn.           1.247%       7/23/2003     38,000       37,971
Federal National Mortgage Assn.           1.237%       8/20/2003     35,000       34,940
Federal National Mortgage Assn.           1.146%       11/5/2003     15,000       14,940
Federal National Mortgage Assn.           1.156%      11/14/2003      8,550        8,513
U.S. Treasury Bill                 0.937%-0.947%       9/11/2003     40,000       39,925
U.S. Treasury Bill                        1.136%       10/9/2003     45,000       44,859
U.S. Treasury Bill                        1.182%      10/16/2003     15,000       14,948

STATEMENT OF NET ASSETS
----------------------------------------------------------------------------------------
                                                                       FACE       MARKET
                                                        MATURITY     AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                    YIELD*            DATE      (000)        (000)
----------------------------------------------------------------------------------------
U.S. Treasury Bill                        1.096%      10/30/2003     32,000       31,883
U.S. Treasury Bill                 0.919%-0.979%      12/11/2003     95,000       94,600
----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (Cost $572,285)                                                                 572,285
----------------------------------------------------------------------------------------
COMMERCIAL PAPER (26.5%)
----------------------------------------------------------------------------------------
FINANCE--AUTOMOBILES (4.1%)
DaimlerChrysler Revolving Auto
 Conduit LLC                              1.234%        8/7/2003      9,500        9,488
FCAR Owner Trust                          1.233%       8/21/2003      5,000        4,991
FCAR Owner Trust                          1.113%       9/12/2003     13,600       13,569
Toyota Motor Credit                       1.232%       7/24/2003(2)   9,500        9,493
                                                                              ----------
                                                                                  37,541
                                                                              ----------

FINANCE--OTHER (8.7%)
Asset Securitization Cooperative Co.      1.172%       7/23/2003(2)   4,600        4,597
Forrestal Funding Master Trust            1.102%        8/8/2003(2)   9,050        9,039
General Electric Capital Corp.            0.972%       9/19/2003      9,200        9,180
Govco Inc.                                1.264%       7/21/2003(2)   9,500        9,493
Govco Inc.                                1.182%       8/19/2003(2)   1,481        1,479
Govco Inc.                                1.183%       8/21/2003(2)   1,510        1,507
Govco Inc.                                1.103%        9/8/2003(2)   6,200        6,187
New Center Asset Trust                    1.525%       8/22/2003     19,200       19,174
Old Line Funding Corp.                    1.212%        8/1/2003(2)  19,000       18,980
                                                                              ----------
                                                                                  79,636
                                                                              ----------

FOREIGN BANKS (6.6%)
ANZ (Delaware) Inc.                       1.073%       9/12/2003      9,300        9,280
CBA (Delaware) Finance Inc.        1.243%-1.253%       7/22/2003      1,100        1,099
CBA (Delaware) Finance Inc.               1.263%       7/23/2003        800          799
CBA(Delaware) Finance Inc.         1.102%-1.223%        8/1/2003      4,600        4,595
Danske Corp.                              1.243%       7/15/2003      2,703        2,702
Danske Corp.                       1.203%-1.213%       8/13/2003      6,900        6,890
HBOS Treasury Services PLC                1.244%       7/30/2003      9,300        9,291
Landesbank Schleswig-Holstein             1.223%       8/15/2003(2)   9,600        9,585
Rabobank Nederlanden                      1.072%        9/8/2003      9,300        9,281
Westpac Trust Securities New Zealand Ltd. 1.253%        7/2/2003        191          191
Westpac Trust Securities New Zealand Ltd. 1.253%       7/10/2003        300          300
Westpac Trust Securities New Zealand Ltd. 1.222%        8/5/2003      1,000          999
Westpac Trust Securities New Zealand Ltd. 1.202%       8/14/2003      5,400        5,392
Westpac Trust Securities New Zealand Ltd. 1.233%       8/27/2003        300          299
                                                                              ----------
                                                                                  60,703
                                                                              ----------

FOREIGN GOVERNMENT (2.7%)
CDC Commercial Paper Corp.                1.202%        8/7/2003(2)   8,000        7,990
Canadian Wheat Board                      0.952%       9/10/2003      5,000        4,991
Canadian Wheat Board                      0.952%       9/17/2003      2,600        2,595
KFW International Finance Inc.            1.133%        9/4/2003(2)   4,100        4,092
KFW International Finance Inc.            0.952%       9/18/2003(2)   5,000        4,990
                                                                              ----------
                                                                                  24,658
                                                                              ----------
FOREIGN INDUSTRIAL (3.1%)
GlaxoSmithKline Finance PLC               1.203%       8/19/2003(2)   9,500        9,484
Nestle Capital Corp.                      1.203%        8/7/2003(2)   9,300        9,288
Shell Finance (UK) PLC                    1.001%       8/11/2003      2,750        2,747
Shell Finance (UK) PLC              1.194%-1.204%      8/14/2003      6,500        6,490
                                                                              ----------
                                                                                  28,009
                                                                              ----------
INDUSTRIAL (1.3%)
Merck                                     1.213%       8/15/2003      9,500        9,486
Pfizer Inc.                               1.151%       7/28/2003(2)   2,315        2,313
                                                                              ----------
                                                                                  11,799
                                                                              ----------
----------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
 (Cost $242,346)                                                                 242,346
----------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--U.S. BRANCHES (7.1%)
----------------------------------------------------------------------------------------
Certificates of Deposit--U.S. Banks (1.8%)
State Street Bank & Trust                  1.21%        8/14/200     36,700        6,700
Wells Fargo Bank, NA                       1.22%        8/12/200     39,500        9,500
                                                                              ----------
                                                                                  16,200
                                                                              ----------

STATEMENT OF NET ASSETS
----------------------------------------------------------------------------------------
                                                                       FACE       MARKET
                                                        MATURITY     AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                    YIELD*            DATE      (000)        (000)
----------------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES (5.3%)
----------------------------------------------------------------------------------------
BNP Paribas                                1.24%         7/9/200     39,700        9,700
Credit Agricole Indosuez                   1.25%        7/24/200     39,900        9,900
Dexia Bank                                 1.21%        8/14/200     39,600        9,600
Landesbank Hessen-Thueringen               1.18%         9/5/200     39,300        9,301
Royal Bank of Scotland PLC                 1.22%         7/8/200     39,700        9,700
                                                                              ----------
                                                                                  48,201
                                                                              ----------
----------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
 (Cost $64,401)                                                                   64,401
----------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (3.9%)
----------------------------------------------------------------------------------------
ABM-Amro Bank N.V.                         1.20%        9/3/2003      9,000        9,000
Barclays Bank PLC                         1.255%       7/24/2003      9,000        9,000
Deutsche Bank AG                           1.20%       8/11/2003      9,000        9,000
ING Bank                                   1.05%       9/29/2003      9,000        9,000
----------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
 (Cost $36,000)                                                                   36,000
----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.3%)
----------------------------------------------------------------------------------------
Collateralized by U.S. Government Obligations in a Pooled Cash Account
(Cost $3,027)                              1.16%        7/1/2003      3,027        3,027

TOTAL INVESTMENTS (100.4%)
 (Cost $918,059)                                                                 918,059
----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
----------------------------------------------------------------------------------------
Other Assets--Note B                                                               3,014
Liabilities                                                                      (7,069)
                                                                                 (4,055)
----------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------
Applicable to 913,931,743 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                      $914,004
========================================================================================
NET ASSET VALUE PER SHARE                                                          $1.00
========================================================================================
*See Note A in Notes to Financial Statements.
*Represents  annualized yield at date of purchase for discount  securities,  and coupon for coupon-bearing securities.
(1) Adjustable Rate Note.
(2) Security exempt from  registration  under Section 4(2) of the Securities Act of 1933. These securities may be sold in transactions  exempt from  registration only to dealers in that  program or other  "accredited  investors."  At June 30,
2003, the value of these securities was $108,517,000,  representing 11.9% of net assets.

--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                         AMOUNT            PER
                                                          (000)          SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                        $913,932          $1.00
Undistributed Net Investment Income                          --             --
Accumulated Net Realized Gains                               72             --
Unrealized Appreciation                                      --             --
--------------------------------------------------------------------------------
NET ASSETS                                             $914,004          $1.00
================================================================================

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                         MONEY MARKET PORTFOLIO
                                                 SIX MONTHS ENDED JUNE 30, 2003
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                                                $6,601
--------------------------------------------------------------------------------
  Total Income                                                            6,601
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                                               74
  Management and Administrative                                             825
  Marketing and Distribution                                                101
 Custodian Fees                                                              10
 Shareholders' Reports                                                       29
 Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
  Total Expenses                                                          1,040
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     5,561
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                       54
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION) OF INVESTMENT SECURITIES                                     --
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                               $5,615
================================================================================



STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                  MONEY MARKET PORTFOLIO
                                       -----------------------------------------
                                         SIX MONTHS ENDED            YEAR ENDED
                                            JUNE 30, 2003         DEC. 31, 2002
                                                    (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                            $ 5,561              $ 17,025
 Realized Net Gain (Loss)                              54                   (12)
 Change in Unrealized Appreciation (Depreciation)      --                    --
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                        5,615                17,013
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                             (5,561)              (17,025)
 Realized Capital Gain                                 --                    --
--------------------------------------------------------------------------------
  Total Distributions                              (5,561)              (17,025)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                           205,875               544,847
 Issued in Lieu of Cash Distributions               5,561                17,025
 Redeemed                                        (350,210)             (543,584)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                    (138,774)               18,288
--------------------------------------------------------------------------------
 Total Increase (Decrease)                       (138,720)               18,276
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period                            1,052,724             1,034,448
--------------------------------------------------------------------------------
 End of Period                                  $ 914,004            $1,052,724
--------------------------------------------------------------------------------
1Shares Issued (Redeemed)
Issued                                            205,875               544,847
Issued in Lieu of Cash Distributions                5,561                17,025
Redeemed                                         (350,210)             (543,584)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding    (138,774)               18,288
================================================================================

FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                                                                   YEAR ENDED SEPTEMBER 30,
                                             SIX MONTHS ENDED      YEAR ENDED       OCT. 1 TO   ------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  JUNE 30, 2003   DEC. 31, 2002  DEC. 31, 2001*    2001    2000    1999    1998
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $1.00           $1.00           $1.00   $1.00   $1.00   $1.00   $1.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                   .005            .017            .007    .052    .061    .050    .055
 Net Realized and Unrealized Gain (Loss) on Investments    --              --              --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                       .005            .017            .007    .052    .061    .050    .055
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                   (.005)          (.017)          (.007)  (.052)  (.061)  (.050)  (.055)
 Distributions from Realized Capital Gains                 --              --              --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                   (.005)          (.017)          (.007)  (.052)  (.061)  (.050)  (.055)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $1.00           $1.00           $1.00   $1.00   $1.00   $1.00   $1.00
==============================================================================================================================
TOTAL RETURN                                            0.55%           1.73%           0.69%   5.34%   6.21%   5.09%   5.60%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                    $914          $1,053          $1,034  $1,032    $861    $723    $590
 Ratio of Total Expenses to Average Net Assets        0.21%**           0.21%         0.18%**   0.18%   0.17%   0.20%   0.20%
 Ratio of Net Investment Income to Average Net Assets 1.11%**           1.71%         2.73%**   5.14%   6.06%   4.98%   5.46%
==============================================================================================================================
 *The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Money Market Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers' abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued at amortized cost, which approximates market value.

     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Dividends from net investment income are declared daily and paid on the first business day of the following month.

     5. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2003, the portfolio had contributed capital of $165,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.16% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

--------------------------------------------------------------------------------
VANGUARD(R)  SHORT-TERM  CORPORATE  PORTFOLIO


Vanguard Short-Term Corporate Portfolio returned 3.0% during the first six months of 2003, reflecting the low level of short-term interest rates. The portfolio's return was ahead of that of its average peer mutual fund but fell short of the return of the unmanaged Lehman Brothers 1-5 Year U.S. Credit Index.
     The steady decline in interest rates over the past several years has had a significant negative impact on the yields of fixed income investments, and thus on those fixed income investors seeking income. The yield of the 3-month U.S. Treasury bill, which stood around 6% a little more than two years ago, is now below 1%. As you should expect, your portfolio, which invests exclusively in short-term securities, now pays less income than it once did. As of June 30, the portfolio's yield was 2.73%, down from 3.34% six months earlier.


RISK WAS REWARDED DURING THE HALF-YEAR

Within the fixed income arena, the corporate bond market was the place to be during the first six months of 2003, and the riskiest end of the spectrum offered the biggest rewards. As a group, corporate bonds provided six-month returns that were nearly 4 percentage points higher than those of similar-maturity Treasuries, according to Lehman Brothers. Investors' increased appetite for risk seemed to stem in part from a desire for higher yields. Naturally, higher yields were found in securities with lower credit ratings. The demand for yield improved the fortunes of several bond-market sectors that had been beaten down over the past year. For example, bonds issued by wireless telephone companies performed extremely well during the six months, as did bonds issued by media and cable companies.

-------------------------------------------------
TOTAL RETURNS                    SIX MONTHS ENDED
                                    JUNE 30, 2003
-------------------------------------------------
Short-Term Corporate Portfolio               3.0%
Average 1-5 Year Investment-Grade Fund*      2.6
Lehman 1-5 Year U.S. Credit Index            4.6
Lehman Aggregate Bond Index                  3.9
-------------------------------------------------
*Derived from data provided by Lipper Inc.


     The portfolio's investment adviser, Vanguard Fixed Income Group, maintained a conservative investment approach during the period, holding a widely diversified portfolio of issues that demonstrated relatively low volatility. The Fixed Income Group did boost its stake in mortgage-backed securities, believing the prices of these issues had become more attractive. However, mortgage-backed securities did not perform as well as corporates during the half-year. See the Portfolio Profile for details about the portfolio's holdings.
     The portfolio underperformed the index primarily because the index had a longer average maturity, and thus a higher sensitivity to changes in interest rates. Thus, the index was poised to perform better than our portfolio in an environment of falling rates.
     As you review the portfolio's half-year performance, keep in mind that a six-month return does not provide a complete picture of a bond fund's performance. That's because the return reflects only half of the year's interest income, while price changes reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, consider a full year's interest income when evaluating a bond fund. Over the past 12 months, the 7.1% total return of the Short-Term Corporate Portfolio consisted of an income return of 3.4% and a capital return of 3.7%, which reflected increases in the prices of its bonds. It's important to note that given today's low yields, we do not expect bond prices to register further big gains.
     The relative performance of a fixed income fund is a function of both its portfolio management and its costs. Our portfolio has an annualized expense ratio (operating expenses as a percentage of average net assets) of 0.23%, or $2.30 per $1,000 invested. The portfolio's average peer charges 0.90%. This considerable difference, which has worked to the advantage of our shareholders year after year and particularly over the long run, is more apparent than ever because yields are at such low levels. The simple math is that higher-cost portfolios are consuming an enormous percentage of the income they earn-- and that means less for the shareholders.

BALANCE FOR THE LONG RUN

There is no doubt that it's difficult to get excited about the interest paid by fixed income investments these days. But low yields are no reason to abandon an asset class that can play an important role in a diversified portfolio. The markets move in cycles, and although no one knows when the cycles will turn, it's simple to structure an investment program that allows you to benefit during good times and that provides some protection from the periodic declines. The key is balance and diversification. A balance between stocks and fixed income investments gives you the opportun-
ity to participate in the long-term growth of corporate profits and stock prices; at the same time, you can look to the less volatile returns of bond and money market funds to blunt the impact of the stock market's occasional downturns.
     That's why we advise investors to develop a portfolio of broadly diversified stock, bond, and money market holdings in proportions consistent with their unique goals and circumstances. The Short-Term Corporate Portfolio can be an important component of such a plan.
     Thank you for entrusting your hard-earned money to Vanguard.


--------------------------------------------------------------------------------
IAN MACKINNON RETIRES

Vanguard Managing Director Ian A. MacKinnon, who served this company and its shareholders for more than two decades as head of our Fixed Income Group, retired on June 30. It's impossible to adequately summarize Ian's many accomplishments, but I must express my deep gratitude to him for establishing our fixed income practices and philosophy, and for serving our shareholders with great skill, integrity, and commitment since he formed our Fixed Income Group in 1981. He leaves behind an outstanding performance record in our money market and bond funds, a tradition of excellence, and a terrific team of investment professionals. We wish him the very best.

Robert F. Auwaerter, who also has more than 20 years' experience managing Vanguard's fixed income funds, will oversee all of the group's portfolio management activities.

George U. Sauter, managing director of our Quantitative Equity Group, has assumed overall responsibility for the Fixed Income Group in the newly created
position of chief investment officer.                          --John J. Brennan

PORTFOLIO PROFILE SHORT-TERM CORPORATE PORTFOLIO AS OF JUNE 30, 2003

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                               COMPARATIVE            BROAD
                           PORTFOLIO                INDEX*          INDEX**
--------------------------------------------------------------------------------
Number of Issues                 405                 1,551            7,454
Yield                           2.7%                  2.5%             3.6%
Average Coupon                  4.6%                  6.0%             6.0%
Average Maturity           2.4 years             3.0 years        6.7 years
Average Quality                  Aa3                    A1              Aaa
Average Duration           2.0 years             2.7 years        4.0 years
Expense Ratio                 0.23%Y                    --               --
Cash Investments                2.8%                    --               --
--------------------------------------------------------------------------------

----------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)+

Treasury/AgencyYY                         14.2%
Aaa                                       31.5
Aa                                        17.1
A                                         23.1
Baa                                       13.8
Ba                                         0.2
Not Rated                                  0.1
----------------------------------------------------
Total 100.0%
----------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                           COMPARATIVE                                     BROAD
                             PORTFOLIO     INDEX*         PORTFOLIO      INDEX**
--------------------------------------------------------------------------------
R-Squared                         0.87       1.00              0.83         1.00
Beta                              0.77       1.00              0.53         1.00
--------------------------------------------------------------------------------

-------------------------------------------
INVESTMENT FOCUS
[Chart]
Credit Quality - Investment-Grade Corporate
Average Maturity - Short
-------------------------------------------

------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                       10.2%
1-3 Years                          53.6
3-5 Years                          26.5
Over 5 Years                        9.7
------------------------------------------
Total                             100.0%
------------------------------------------

-----------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)+

Asset-Backed/Commercial Mortgage-Backed  23.6%
Finance                                  27.8
Foreign                                   1.9
Government Mortgage-Backed               14.0
Industrial                               24.8
Treasury/Agency                           0.2
Utilities                                 4.9
-----------------------------------------------
Cash Investments                          2.8%
-----------------------------------------------
Total                                   100.0%
-----------------------------------------------

*Lehman 1-5 Year Credit Index.
**Lehman Aggregate Bond Index.
YAnnualized.
YYIncludes government mortgage-backed bonds.
yExcludes futures.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                               SHORT-TERM CORPORATE PORTFOLIO
                                                             AS OF JUNE 30, 2003


--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 8, 1999-JUNE 30, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.
[Chart]
FISCAL YEAR   FUND          INDEX
1999           2.1           2.3
2000           8.2           8.5
2001           7.9           9.7
2002           6.2           8.9
2003*          3.0           4.6
--------------------------------------------------------------------------------
*Six months ended June 30, 2003.
Note: See Financial Highlights table for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003
                                                             SINCE INCEPTION
                                                 ONE   -------------------------
                              INCEPTION DATE    YEAR    CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Short-Term Corporate Portfolio      2/8/1999   7.07%      1.51%    4.72%   6.23%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                   JUNE 30, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                      MATURITY        AMOUNT      VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                               COUPON       DATE         (000)       (000)
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (82.2%)(3)
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES (25.2%)
AESOP Funding II LLC                                                          2.75%  7/20/2007(1)(2)     850         863
ANRC Auto Owner Trust                                                         3.76% 10/15/2005(1)        803         808
American Express Credit Account Master Trust                                  5.85%  4/15/2004(1)        300         310
American Express Credit Account Master Trust                                  5.60% 11/15/2006(1)        600         621
Ameriquest Mortgage Securities                                                2.43%   7/1/2033(1)        800         805
AmSouth Auto Trust                                                            6.67%  7/15/2004(1)         20          20
BMW Vehicle Owner Trust                                                       1.94%  2/25/2007(1)      1,250       1,260
BMW Vehicle Owner Trust                                                       5.46% 11/25/2007(1)        170         176
BMW Vehicle Owner Trust                                                       2.53%  2/25/2008(1)      1,250       1,270
Bank of America Mortgage Securities Mortgage Certificates                    4.654%  6/25/2032(1)        530         540
Bank of America Mortgage Securities Mortgage Certificates                    4.428%  7/25/2032(1)        203         207
Bank of America Mortgage Securities Mortgage Certificates                    4.879%  8/25/2032(1)        669         683
Bank of America Mortgage Securities Mortgage Certificates                    4.183%  1/25/2033(1)      1,325       1,319
Bank One Issuance Trust                                                       4.16%  5/16/2005(1)      1,500       1,572
Bank One Issuance Trust                                                       1.36%  2/15/2006(1)(4)     900         901
CIT Group Home Equity Loan Trust                                              4.57%  1/25/2023(1)        440         443
California Infrastructure & Econ. Dev. Bank Special Purpose Trust PG&E-1      6.32%  9/25/2005(1)         26          26
California Infrastructure & Econ. Dev. Bank Special Purpose Trust PG&E-1      6.42%  9/25/2008(1)      2,300       2,491
California Infrastructure & Econ. Dev. Bank Special Purpose Trust SCE-1       6.38%  9/25/2008(1)      2,100       2,282
California Infrastructure & Econ. Dev. Bank Special Purpose Trust SDG&E       6.31%  9/25/2008(1)        300         326
Capital Auto Receivables Asset Trust                                          3.05%  9/15/2005(1)      1,000       1,024
Capital Auto Receivables Asset Trust                                          2.27%  1/17/2006(1)        500         506
Centex Home Equity Loan Trust                                                 5.35% 10/25/2022(1)         49          49
Centex Home Equity Loan Trust                                                 3.94%  2/25/2025(1)        290         290
Chase Credit Card Master Trust                                                1.42%  3/17/2008(1)(4)   1,700       1,701
Chase Manhattan Auto Trust                                                    4.55%  8/15/2005(1)        501         507
Chase Manhattan Auto Trust                                                    3.49%  3/15/2006(1)        500         508
Citibank Credit Card Insurance Trust                                          7.05%  9/15/2005(1)        125         139

------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                      MATURITY        AMOUNT      VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                               COUPON       DATE         (000)       (000)
------------------------------------------------------------------------------------------------------------------------
Citibank Credit Card Insurance Trust                                          7.45%  9/15/2005(1)        210         232
Citibank Credit Card Insurance Trust                                          2.70%  1/15/2008(1)      1,000       1,021
Citibank Credit Card Master Trust                                             5.55%   1/7/2006(1)        300         306
ComEd Transitional Funding Trust                                              5.44%  3/25/2007(1)        500         520
ComEd Transitional Funding Trust                                              5.63%  6/25/2009(1)        100         109
Connecticut Rate Reduction Bond Special Purpose Trust                         5.36%  3/30/2007(1)      1,500       1,562
Countrywide Asset-Backed Certificates                                        5.151% 11/25/2016(1)        650         654
Countrywide Home Loans                                                       3.575%  9/26/2004(1)      1,810       1,816
Countrywide Home Loans                                                       4.633%   7/1/2032(1)        421         428
Countrywide Home Loans                                                       4.197%  4/25/2033(1)      1,212       1,227
DaimlerChrysler Auto Trust                                                    6.11%  11/8/2004(1)         76          77
DaimlerChrysler Auto Trust                                                    2.56%  11/8/2006(1)      2,000       2,032
DaimlerChrysler Master Owner Trust                                            1.36%  2/15/2008(1)(4)     700         700
Detroit Edison Securitization Funding LLC                                     5.51%  6/18/2004(1)        250         260
Discover Card Master Trust I                                                  5.30% 11/15/2006(1)      1,500       1,553
Fannie Mae Grantor Trust                                                     2.306%  1/15/2024(1)        700         703
Fannie Mae Grantor Trust                                                     2.869% 11/25/2029(1)      1,500       1,516
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificate         3.632% 11/25/2032(1)      2,000       2,040
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificate          3.41% 12/25/2032(1)      2,000       2,048
Federal National Mortgage Assn. REMIC Trust                                  3.318%  7/25/2027(1)      5,500       5,534
First Union National Bank-Bank of America, N.A. Commercial Mortgage Trust    6.136% 12/15/2010(1)        130         148
Fleet Credit Card Master Trust                                                2.40%  1/16/2006(1)        700         711
Fleet Home Equity Loan                                                        1.57%  1/20/2033(1)(4)   1,005       1,005
Ford Credit Auto Owner Trust                                                  7.40%  7/15/2003(1)        700         709
Ford Credit Auto Owner Trust                                                  7.50% 10/15/2004(1)        100         102
Ford Credit Auto Owner Trust                                                  5.01%  3/15/2006(1)        200         209
GreenPoint Home Equity Loan Trust                                             1.58%  4/15/2029(1)(4)     818         819
Harley-Davidson Motorcycle Trust                                              4.04% 10/15/2009(1)        500         517
Harley-Davidson Motorcycle Trust                                              4.50%  1/15/2010(1)      1,000       1,079
Harley-Davidson Motorcycle Trust                                              2.63% 11/15/2010(1)        750         763
Harley-Davidson Motorcycle Trust                                              2.07%  2/15/2011(1)        800         796
Honda Auto Receivables Owner Trust                                            4.67%  3/15/2005(1)        608         614
Honda Auto Receivables Owner Trust                                            3.50% 10/15/2005(1)        235         238
Honda Auto Receivables Owner Trust                                            1.92% 11/20/2006(1)        500         504
Honda Auto Receivables Owner Trust                                            1.69%  2/21/2007(1)      1,200       1,203
Illinois Power Special Purpose                                                5.54%  6/25/2007(1)        700         764
MBNA Master Credit Card Trust                                                 6.45%  2/15/2008(1)      1,500       1,639
MBNA Master Credit Card Trust II                                              7.15%  8/15/2005(1)        500         552
Marshall & Ilsley Auto Loan Trust                                             2.49% 10/22/2007(1)      2,500       2,533
Mellon Bank Premium Finance Loan Master Trust                                 1.72% 12/17/2007(1)(4)     650         650
Merrill Lynch Mortgage Investors                                              4.21%  2/25/2033(1)      1,913       1,922
J.P. Morgan Chase Commercial Mortgage Securities Corp.                        6.26%  3/15/2033(1)        150         174
Morgan Stanley Dean Witter Credit Card Home Equity Line of Credit Trust      1.588% 11/25/2015(1)(4)     600         600
National City Auto Receivables Trust                                          4.04%  7/15/2006(1)      1,000       1,019
Nissan Auto Receivables                                                       3.58%  9/15/2005(1)      1,000       1,015
Nissan Auto Receivables                                                       1.89% 12/15/2006(1)        300         302
Nissan Auto Receivables                                                       3.33%  1/15/2008(1)      1,000       1,037
Onyx Acceptance Owner Trust                                                   3.94%  6/15/2006(1)      1,000       1,021
PECO Energy Transition Trust                                                  5.80%   3/1/2009(1)      1,575       1,652
PECO Energy Transition Trust                                                  6.05%   3/1/2009(1)        325         363
PP&L Transition Bond Co. LLC                                                  6.72% 12/26/2005(1)        240         244
PP&L Transition Bond Co. LLC                                                  7.05%  6/25/2009(1)        125         144
Principal Residential Mortgage                                                4.55% 12/20/2004(1)(2)   1,020       1,040
Regions Auto Receivables Trust                                                2.63%  1/16/2007(1)        700         711
Regions Auto Receivables Trust                                                1.75%  5/15/2007(1)        750         752
Residential Asset Securities Corp.                                            4.04% 12/25/2021(1)      1,000       1,015
Residential Asset Securities Corp.                                           4.286%  8/25/2022(1)      1,000       1,006
Standard Credit Card Master Trust                                             5.95%  10/7/2004(1)      1,000       1,008
TIAA Structured Finance Collateralized Debt Obligations I, Ltd.               7.06% 11/25/2030(1)        100         107
Toyota Auto Receivables Owner Trust                                           3.76%  6/15/2006(1)      1,000       1,022
Toyota Auto Receivables Owner Trust                                           2.65% 11/15/2006(1)      1,100       1,119
Toyota Auto Receivables Owner Trust                                           4.00%  7/15/2008(1)        200         208
UAC Securitization Corp.                                                      6.31%  12/8/2006(1)        175         177
USAA Auto Owner Trust                                                         3.20%  2/15/2006(1)        394         398

------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                      MATURITY        AMOUNT      VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                               COUPON       DATE         (000)       (000)
------------------------------------------------------------------------------------------------------------------------
USAA Auto Owner Trust                                                         2.41% 10/16/2006(1)      2,000       2,025
Vendee Mortgage Trust                                                         5.75%  3/15/2033(1)        600         623
Volkswagen Auto Lease Trust                                                   2.36% 12/20/2005(1)      1,500       1,518
WFS Financial Owner Trust                                                     3.81%  2/20/2007(1)      1,500       1,541
Wachovia Asset Securitization, Inc.                                           1.79%  6/25/2033(1)(4)     480         480
Washington Mutual Mortgage Pass-Through Certificates                         5.554%  4/25/2032(1)        334         339
Washington Mutual Mortgage Pass-Through Certificates                          5.55%  4/26/2032(1)        353         359
Washington Mutual Mortgage Pass-Through Certificates                          4.23%  8/25/2032(1)      1,204       1,225
Washington Mutual Mortgage Pass-Through Certificates                         4.424%  8/25/2032(1)        274         278
Washington Mutual Mortgage Pass-Through Certificates                         3.842%  7/25/2033(1)        450         458
World Omni Auto Receivables Trust                                             1.98%  5/15/2007(1)        900         905
                                                                                                               ---------
                                                                                                                  89,347
                                                                                                               ---------
FINANCE (27.8%)

BANKING (11.9%)
Astoria Financial Corp.                                                       5.75% 10/15/2012           500         534
BB&T Corp.                                                                    7.25%  6/15/2007           630         738
Bank of America Corp.                                                        7.875%  5/16/2005           500         558
Bank of America Corp.                                                         4.75% 10/15/2006Y        2,450       2,654
Bank of Montreal (Chicago)                                                    6.10%  9/15/2005           325         354
Bank One Corp.                                                               7.625%   8/1/2005           570         639
Bank One NA (IL)                                                              5.50%  3/26/2007         1,555       1,710
Barclays Bank PLC                                                             8.55%  6/15/2011(2)        325         414
Bayerische Landesbank (New York)                                              5.00%  7/20/2004         1,000       1,036
Citicorp Lease Pass-Through Trust                                             7.22%  6/15/2005(1)(2)     173         188
Citigroup Inc.                                                               4.125%  6/30/2005           775         814
Citigroup Inc.                                                                5.50%   8/9/2006           875         965
First Bank System, Inc.                                                      6.875%  9/15/2007           200         233
Firstar Bank Milwaukee NA                                                     7.80%   7/5/2010           300         334
Golden West Financial                                                        4.125%  8/15/2007         1,900       2,004
GreenPoint Financial Corp.                                                    3.20%   6/6/2008(2)        575         571
HBOS Treasury Services                                                        2.25%   5/1/2006(2)      1,730       1,742
HSBC Bank USA                                                                 1.44%  9/24/2004(4)      1,750       1,753
Hudson United Bank                                                            7.00%  5/15/2012           300         348
ING Capital Funding Trust III                                                8.439% 12/31/2010           200         253
Landwirtschaft Rentenbank                                                    4.875%  3/12/2007         2,000       2,182
Manufacturers & Traders Bank                                                  3.85%   4/1/2013           400         402
Marshall & Ilsley Bank                                                       4.125%   9/4/2007           225         238
Mellon Financial Co.                                                          5.75% 11/15/2003           791         804
National Australia Bank                                                       6.60% 12/10/2007           900       1,041
National City Bank                                                            2.50%  4/17/2006           800         812
National City Corp.                                                          6.625%   3/1/2004           517         534
National City Corp.                                                           3.20%   4/1/2008           750         763
National Westminster Bank PLC                                                 7.75% 10/16/2007           825         976
National Westminster Bank PLC                                                7.375%  10/1/2009         1,400       1,716
Nordic Investment Bank                                                        2.75%  1/11/2006         2,000       2,043
North Fork Bancorp                                                           5.875%  8/15/2012           750         837
Regions Financial Corp.                                                      6.375%  5/15/2012           375         434
Royal Bank of Scotland Group PLC                                             7.375%   4/1/2006           200         224
Sovereign Bancorp, Inc.                                                      10.50% 11/15/2006           425         529
Sovereign Bank                                                               5.125%  3/15/2013           275         285
State Street Capital Trust                                                    1.79%  8/15/2003(4)      1,450       1,450
SunTrust Banks, Inc.                                                          5.05%   7/1/2007         1,500       1,642
Synovus Financial Corp.                                                       7.25% 12/15/2005           250         282
UBS Preferred Funding Trust I                                                8.622%  10/1/2010           150         194
UBS Preferred Funding Trust II                                               7.247%  6/29/2049           125         150
Union Planters Bank NA                                                       5.125%  6/15/2007           550         598
US Bancorp                                                                   6.875%  12/1/2004           290         312
US Bancorp                                                                    5.10%  7/15/2007           500         547
US Bank NA (MN)                                                               5.70% 12/15/2008         1,000       1,137
Wachovia Corp.                                                                6.70%  6/21/2004           450         474
Wachovia Corp.                                                                4.95%  11/1/2006         1,250       1,361
Wells Fargo & Co.                                                            6.625%  7/15/2004           900         951
Wells Fargo & Co.                                                             3.75% 10/15/2007         1,100       1,147
Zions Financial Corp.                                                         6.95%  5/15/2011           200         222

------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                      MATURITY        AMOUNT      VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                               COUPON       DATE         (000)       (000)
------------------------------------------------------------------------------------------------------------------------
BROKERAGE (2.2%)
Bear Stearns & Co., Inc.                                                      3.00%  3/30/2006           225         231
Bear Stearns & Co., Inc.                                                      5.70%  1/15/2007         1,000       1,107
Bear Stearns & Co., Inc.                                                      4.00%  1/31/2008           275         286
Goldman Sachs Group Inc.                                                     4.125%  1/15/2008         1,000       1,050
Goldman Sachs Group Inc.                                                      5.25%   4/1/2013           500         533
Lehman Brothers Holdings Inc.                                                 6.25%  5/15/2006           340         379
Lehman Brothers Holdings Inc.                                                 4.00%  1/22/2008           700         732
Merrill Lynch & Co. Inc.                                                      1.50%  2/25/2005(4)        900         895
Merrill Lynch & Co. Inc.                                                      2.94%  1/30/2006           600         615
Morgan Stanley Dean Witter & Co.                                              5.80%   4/1/2007         1,550       1,724
Spear, Leeds & Kellogg, LP                                                    8.25%  8/15/2005(2)        225         255
Finance Companies (7.1%)
American Express Co.                                                          5.50%  9/12/2006         1,000       1,101
American Express Credit Corp.                                                 3.00%  5/16/2008         1,000       1,006
American Honda Finance                                                        1.65%   7/3/2003(2)(4)   1,400       1,400
American Honda Finance                                                        1.63%  1/27/2006(2)(4)     600         600
Boeing Capital Corp.                                                          5.65%  5/15/2006           100         109
Boeing Capital Corp.                                                          5.75%  2/15/2007         1,300       1,421
Caterpillar Financial Services Corp.                                          5.95%   5/1/2006         1,500       1,643
Countrywide Home Loan                                                         3.50% 12/19/2005           150         155
Countrywide Home Loan                                                         5.50%   8/1/2006           525         573
John Deere Capital Corp.                                                      3.90%  1/15/2008           750         779
Export Development Canada                                                     2.75% 12/12/2005         3,100       3,177
Franklin Resources Inc.                                                       3.70%  4/15/2008           375         386
General Electric Capital Corp.                                                6.75%  9/11/2003           500         505
General Electric Capital Corp.                                                5.35%  3/30/2006           400         437
General Electric Capital Corp.                                               5.375%  3/15/2007           920       1,011
General Electric Capital Corp.                                                3.50%   5/1/2008           800         820
General Motors Acceptance Corp.                                               6.75%  1/15/2006           575         611
General Motors Acceptance Corp.                                              6.125%  8/28/2007           450         467
International Lease Finance Corp.                                             4.00%  1/17/2006           950         983
KFW International Finance, Inc.                                               2.50% 10/17/2005         2,250       2,299
Toyota Motor Credit Corp.                                                     2.80%  1/18/2006         1,100       1,126
USAA Capital Corp.                                                            7.54%  3/30/2005(2)        500         553
USAA Capital Corp.                                                            3.13% 12/15/2005         1,250       1,297
USA Education Inc.                                                           5.625%  4/10/2007         1,500       1,666
Washington Mutual Finance Corp.                                               6.25%  5/15/2006         1,000       1,115

INSURANCE (5.1%)
AIG SunAmerica Global Financing IV                                            5.85%   2/1/2006(2)        500         547
AIG SunAmerica Global Financing IX                                            5.10%  1/17/2007(2)      1,000       1,085
Anthem Inc.                                                                  4.875%   8/1/2005           630         662
John Hancock Global Funding II                                               5.625%  6/27/2006(2)        100         109
Hartford Financial Services Group                                             4.70%   9/1/2007           150         159
ING Security Life Institutional Funding                                      1.649%  1/27/2006(2)(4)   1,500       1,500
Jackson National Life Insurance Co.                                           5.25%  3/15/2007(2)        300         325
Lincoln National Corp.                                                        5.25%  6/15/2007           225         243
Marsh & McLennan Cos. Inc.                                                   3.625%  2/15/2008           235         244
MassMutual Global Funding II                                                  1.40%  6/28/2005(4)      1,100       1,100
MetLife Inc.                                                                 3.911%  5/15/2005         1,500       1,562
MetLife Inc.                                                                  5.25%  12/1/2006           475         520
Monumental Global Funding II                                                  6.95%  10/1/2003(2)        410         416
Monumental Global Funding II                                                  1.50%  4/10/2006(2)(4)   2,000       1,998
Nationwide Life Global Funding                                                5.35%  2/15/2007(2)      1,210       1,316
Principal Life Global Funding I                                              6.125%   3/1/2006(2)        930       1,022
Progressive Corp.                                                            6.375%  1/15/2012           500         576
Protective Life                                                               5.50%  5/14/2004(2)        380         394
Protective Life                                                              5.875%  8/15/2006(2)      1,400       1,553
TIAA Global Markets                                                           5.00%   3/1/2007(2)        750         814
TIAA Global Markets                                                          4.125% 11/15/2007(2)      1,250       1,320
Travelers Property Casualty Corp.                                             3.75%  3/15/2008           370         382

------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                      MATURITY        AMOUNT      VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                               COUPON       DATE         (000)       (000)
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (1.5%)
EOP Operating LP                                                             8.375%  3/15/2006         1,500       1,728
ERP Operating LP                                                              7.10%  6/23/2004           200         210
HRPT Properties Trust                                                         6.50%  1/15/2013           500         548
Health Care Properties                                                        7.50%  1/15/2007           500         561
Health Care Property Investment Inc.                                          6.45%  6/25/2012           300         324
Health Care REIT Inc.                                                         7.50%  8/15/2007           100         108
Health Care REIT Inc.                                                         8.00%  9/12/2012           250         268
New Plan Excel Realty Trust                                                  5.875%  6/15/2007           130         142
Shurgard Storage Centers, Inc.                                                7.75%  2/22/2011           100         118
Simon Property Group                                                         4.875%  3/18/2010(2)        900         947
Sun Communities Operating LP                                                  5.75%  4/15/2010(2)        300         313
                                                                                                               ---------
                                                                                                                  98,290
                                                                                                               ---------
INDUSTRIAL (24.8%)

BASIC INDUSTRY (1.1%)
BHP Finance USA                                                               6.69%   3/1/2006           500         559
International Paper Co.                                                       7.50%  5/15/2004           165         173
Rio Tinto Finance Ltd.                                                        5.75%   7/3/2006         1,900       2,094
Weyerhaeuser Co.                                                              5.50%  3/15/2005         1,000       1,058
Capital Goods (2.2%)
Emerson Electric Co.                                                         7.875%   6/1/2005         1,000       1,119
General Dynamics                                                             2.125%  5/15/2006         1,730       1,739
Masco Corp.                                                                   6.00%   5/3/2004         1,505       1,557
Northrop Grumman Corp.                                                       8.625% 10/15/2004           590         640
Northrop Grumman Corp.                                                        7.00%   3/1/2006           150         169
Republic Services Inc.                                                       6.625%  5/15/2004           585         610
Stanley Works                                                                 3.50%  11/1/2007(2)      1,000       1,019
Waste Management Inc.                                                         7.00%  10/1/2004            30          32
United Technologies Corp.                                                    4.875%  11/1/2006           540         585
WMX Technologies Inc.                                                         7.00% 10/15/2006           300         341
Communication (2.2%)
AT&T Wireless Services Inc.                                                   7.35%   3/1/2006           500         561
British Telecommunications PLC                                               7.875% 12/15/2005         1,575       1,792
Cingular Wireless                                                            5.625% 12/15/2006           150         165
Clear Channel Communications Inc.                                             7.25%  9/15/2003           500         505
Clear Channel Communications Inc.                                             4.25%  5/15/2009           850         870
Clear Channel Communications Inc.                                             7.65%  9/15/2010           200         240
Comcast Corp.                                                                 5.85%  1/15/2010           300         329
Deutsche Telekom International Finance                                        8.25%  6/15/2005           750         836
France Telecom                                                                8.70%   3/1/2006           685         785
New York Times                                                               7.625%  3/15/2005           300         329
NYNEX Corp.                                                                   9.55%   5/1/2010           373         452
USA Interactive                                                               7.00%  1/15/2013           450         511
Verizon Wireless Inc.                                                        5.375% 12/15/2006           625         687
Consumer Cyclical (4.5%)
CVS Corp.                                                                    6.117% 10/25/2010(2)        690         761
Cendant Corp.                                                                 6.25%  1/15/2008           475         522
Centex Corp.                                                                  4.75%  1/15/2008           850         896
Costco Wholesale Corp.                                                        5.50%  3/15/2007           935       1,028
DaimlerChrysler North America Holding Corp.                                   7.40%  1/20/2005           850         912
The Walt Disney Co.                                                           4.50%  9/15/2004           500         518
Home Depot Inc.                                                               6.50%  9/15/2004         1,450       1,539
Home Depot Inc.                                                              5.375%   4/1/2006           300         328
International Speedway Corp.                                                 7.875% 10/15/2004           250         266
Kohl's Corp.                                                                  6.30%   3/1/2011           325         374
Liberty Media Corp.                                                           7.75%  7/15/2009           330         386
Lowe's Cos. Inc.                                                              7.50% 12/15/2005         1,180       1,336
Mohawk Industries Inc.                                                        6.50%  4/15/2007           350         395
Jones Apparel                                                                8.375%  8/15/2005           778         872
Park Place Entertainment Corp.                                                7.95%   8/1/2003           860         864
Pulte Corp.                                                                   7.30% 10/24/2005           175         194
Target Corp.                                                                  5.95%  5/15/2006           670         744

------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                      MATURITY        AMOUNT      VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                               COUPON       DATE         (000)       (000)
------------------------------------------------------------------------------------------------------------------------
Target Corp.                                                                  5.40%  10/1/2008           500         557
Target Corp.                                                                 5.375%  6/15/2009           125         139
Toll Brothers Corp.                                                          6.875% 11/15/2012(2)        375         428
Viacom Inc.                                                                   6.40%  1/30/2006           700         777
Wal-Mart Stores, Inc.                                                        4.375%  7/12/2007         2,000       2,145

CONSUMER NONCYCLICAL (6.7%)
Abbott Laboratories                                                          5.625%   7/1/2006         1,000       1,104
American Home Products                                                       5.875%  3/15/2004           450         463
Apogent Technologies Inc.                                                     8.00%   4/1/2011           250         287
Avery Dennison Corp.                                                         4.875%  1/15/2013           600         626
Beckman Instruments, Inc.                                                     7.45%   3/4/2008           345         403
Brown-Forman Corp.                                                           2.125%  3/15/2006         1,225       1,229
Campbell Soup Co.                                                            5.875%  10/1/2008           750         851
Cargill Inc.                                                                  6.25%   5/1/2006(2)      1,225       1,360
Coca-Cola Bottling Co.                                                        5.00% 11/15/2012           500         520
Colgate-Palmolive Co.                                                         5.98%  4/25/2012           200         229
Diageo Capital PLC                                                           6.625%  6/24/2004           300         316
Diageo Capital PLC                                                           6.125%  8/15/2005           150         164
Diageo Capital PLC                                                           3.375%  3/20/2008           500         513
Diageo PLC                                                                    0.00%   1/6/2004           300         298
Estee Lauder Cos. Inc.                                                        6.00%  1/15/2012           650         742
General Mills Inc.                                                           5.125%  2/15/2007           425         461
Gillette Co.                                                                 2.875%  3/15/2008         2,000       2,024
Hormel Foods Corp.                                                           6.625%   6/1/2011(2)        100         117
Kellogg Co.                                                                   6.00%   4/1/2006           500         553
Kraft Foods Inc.                                                             4.625%  11/1/2006           600         638
Laboratory Corp. of America                                                   5.50%   2/1/2013           300         320
Fred Meyer, Inc.                                                             7.375%   3/1/2005         1,000       1,082
Newell Rubbermaid Inc.                                                        2.00%   5/1/2005           600         602
Pepsi Americas Inc.                                                           5.95%  2/15/2006           170         187
Pepsi Bottling Holdings Inc.                                                 5.375%  2/17/2004(2)      1,300       1,334
Pepsi Bottling Holdings Inc.                                                 5.625%  2/17/2009(2)        300         339
Procter & Gamble Co.                                                          4.75%  6/15/2007           500         543
Procter & Gamble Co.                                                          4.30%  8/15/2008           690         742
Quest Diagnostic Inc.                                                         6.75%  7/12/2006           885         987
Safeway Inc.                                                                  3.80%  8/15/2005         1,000       1,029
Sara Lee Corp.                                                                1.95%  6/15/2006           600         599
Tyson Foods Inc.                                                              7.25%  10/1/2006           200         223
Tyson Foods Inc.                                                              8.25%  10/1/2011           200         238
Unilever Capital Corp.                                                        6.75%  11/1/2003         1,600       1,629
The Upjohn Co. ESOP Trust                                                     9.79%   2/1/2004(1)        393         411
Wellpoint Health Networks                                                    6.375%  6/15/2006           500         559
Energy (2.8%)
BP Canada Finance                                                            3.375% 10/31/2007         1,000       1,028
BP Capital Markets PLC                                                       4.625%  5/27/2005         1,000       1,056
ChevronTexaco Capital Co.                                                     3.50%  9/17/2007         2,000       2,074
Conoco Funding Co.                                                            5.45% 10/15/2006         1,000       1,104
Global Santa Fe                                                               5.00%  2/15/2013           350         365
Occidental Petroleum                                                          6.50%   4/1/2005           300         323
Occidental Petroleum                                                          4.00% 11/30/2007           500         523
Ocean Energy Inc.                                                            4.375%  10/1/2007           500         526
PF Export Receivables Master Trust                                           3.748%   6/1/2013(1)(2)     300         303
PF Export Receivables Master Trust                                           2.188%  12/1/2013(1)(2)(4)  360         360
PF Export Receivables Master Trust                                           6.436%   6/1/2015(1)(2)     570         574
Pemex Finance Ltd.                                                           6.125% 11/15/2003(1)         53          54
Pemex Finance Ltd.                                                            9.14%  8/15/2004(1)        133         137
Pemex Finance Ltd.                                                            8.02%  5/15/2007(1)        140         158
Petronas Capital Ltd.                                                         7.00%  5/22/2012(2)        275         318
Tosco Corp.                                                                  7.625%  5/15/2006           522         598
Valero Energy Corp.                                                          6.125%  4/15/2007           150         165
Woodside Finance Ltd.                                                         6.70%   8/1/2011(2)        200         221

------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                      MATURITY        AMOUNT      VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                               COUPON       DATE         (000)       (000)
------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (2.1%)
Computer Sciences Corp.                                                       7.50%   8/8/2005           100         111
Deluxe Corp.                                                                  5.00% 12/15/2012           700         728
Eastman Kodak Co.                                                             1.84%  11/8/2004(4)        800         800
First Data Corp.                                                              6.75%  7/15/2005         1,000       1,102
First Data Corp.                                                             5.625%  11/1/2011           350         392
Harris Corp.                                                                  6.35%   2/1/2008           800         886
Hewlett-Packard Co.                                                          3.625%  3/15/2008           250         257
International Business Machines Corp.                                        4.875%  10/1/2006         1,500       1,627
Texas Instruments Inc.                                                        7.00%  8/15/2004         1,300       1,373
Transportation (1.7%)
American Airlines                                                             2.45%  9/23/2003           569         569
American Airlines                                                            3.857%   7/9/2010(1)        300         300
Burlington Northern Santa Fe Corp.                                           6.375% 12/15/2005           100         111
Burlington Northern Santa Fe Corp.                                           7.875%  4/15/2007           150         176
CSX Corp.                                                                     7.25%   5/1/2004           753         788
Continental Airlines Pass-Through Trust Certificates                         7.434%  9/15/2004(1)        300         273
Delta Airlines Pass-Through Trust Certificates                               7.779%   1/2/2012            92          74
Federal Express Corp.                                                        6.625%  2/12/2004           750         773
Hertz Corp.                                                                   8.25%   6/1/2005           250         267
Norfolk Southern Corp.                                                       8.375%  5/15/2005         1,070       1,196
Quantas Airways                                                              5.125%  6/20/2013(2)        600         593
Union Pacific Corp.                                                           5.84%  5/25/2004           700         724
Union Pacific Corp.                                                          3.875%  2/15/2009           100         102
Other (1.5%)
Cintas Corp.                                                                 5.125%   6/1/2007           600         650
Eaton Corp.                                                                   6.95% 11/15/2004           200         214
Johnson Controls                                                              5.00% 11/15/2006           110         119
Parker Retirement Savings Plan Trust                                          6.34%  7/15/2008(1)(2)     206         228
Targeted Return Index Securities Trust 5-2002                                 5.89%  1/25/2007(2)      1,374       1,504
Traded Custody Receipt                                                       5.894%   3/1/2007(2)      2,320       2,552
                                                                                                              ----------
                                                                                                                  87,836
                                                                                                              ----------
UTILITIES (4.4%)
ELECTRIC (4.2%)
Arizona Public Service Co.                                                   5.875%  2/15/2004           400         410
Calenergy Co. Inc.                                                            6.96%  9/15/2003           400         403
Cincinnati Gas & Electric Co.                                                 6.90%   6/1/2025           750         865
Commonwealth Edison                                                           3.70%   2/1/2008           350         362
Conectiv Inc.                                                                 5.30%   6/1/2005         1,000       1,052
Consolidated Edison                                                          7.625%   3/1/2004           300         312
Consumers Energy Co.                                                          6.00%  3/15/2005           175         186
DTE Energy Co.                                                                6.00%   6/1/2004           500         518
Detroit Edison Co.                                                            5.05%  10/1/2005           500         535
Entergy Gulf States, Inc.                                                     3.60%   6/1/2008(2)      1,000         994
Exelon Generation Co. LLC                                                     6.95%  6/15/2011           100         115
FPL Group Capital Inc.                                                       6.875%   6/1/2004           955         998
Georgia Power Co.                                                            4.875%  7/15/2007         1,000       1,076
HQI Transelec Chile SA                                                       7.875%  4/15/2011           880       1,021
Korea Electric Power                                                          4.25%  9/12/2007(2)        350         361
LG&E Capital Corp.                                                           6.205%   5/1/2004(2)        300         309
Midamerican Energy Holdings Co.                                               7.23%  9/15/2005           400         442
National Rural Utilites Cooperative Finance Corp.                             3.00%  2/15/2006         1,250       1,287
Oncor Electric Delivery                                                      6.375%   5/1/2012           300         342
Pacific Gas & Electric Co.                                                  10.00%*  11/1/2005(2)        240         248
Pinnacle West Capital Corp.                                                   4.50%   2/9/2004(2)      1,000       1,010
Progress Capital Holdings                                                     7.45%   9/1/2003(2)        180         181
Progress Energy                                                               6.55%   3/1/2004           750         773
South Carolina Electric & Gas                                                 7.50%  6/15/2005            70          77
Southern California Edison Co.                                                8.00%  2/15/2007(2)        415         453
Texas-New Mexico Power Co.                                                   6.125%   6/1/2008(2)        375         383

------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                      MATURITY        AMOUNT      VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                               COUPON       DATE         (000)       (000)
------------------------------------------------------------------------------------------------------------------------
NATURAL GAS (0.2%)
AGL Capital Corp.                                                            7.125%  1/14/2011           100         117
Enterprise Products Operating L.P.                                            8.25%  3/15/2005           350         385
Keyspan Corp.                                                                 7.25% 11/15/2005           275         308
Yosemite Security Trust                                                     8.25%** 11/15/2004(2)        370          96
                                                                                                               ---------
                                                                                                                  15,619
                                                                                                               ---------
------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (Cost $281,525)                                                                                                 291,092
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (12.4%)
------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities (0.2%)
U.S. Treasury Note                                                            1.50%  2/28/2005           350         352
U.S. Treasury Note                                                            5.50%  5/15/2009           300         346
                                                                                                               ---------
                                                                                                                     698
                                                                                                               ---------
MORTGAGE-BACKED SECURITIES (12.2%)(3)
Federal Home Loan Mortgage Corp.                                             3.933%   6/1/2033(1)      2,540       2,575
Federal Home Loan Mortgage Corp.                                             4.078%   5/1/2033(1)        465         475
Federal Home Loan Mortgage Corp.                                              4.10%   6/1/2033(1)        890         906
Federal Home Loan Mortgage Corp.                                             4.104%  6/25/2033(1)        900         920
Federal Home Loan Mortgage Corp.                                             4.235%   2/1/2033(1)        981       1,005
Federal Home Loan Mortgage Corp.                                             4.315%   1/1/2033(1)        926         950
Federal Home Loan Mortgage Corp.                                             4.643%  10/1/2032(1)      1,150       1,190
Federal Home Loan Mortgage Corp.                                             4.821%  9/25/2032(1)        800         822
Federal Home Loan Mortgage Corp.                                             4.825%   9/1/2032(1)      1,609       1,673
Federal Home Loan Mortgage Corp.                                              4.91%   9/1/2032(1)      1,603       1,661
Federal Home Loan Mortgage Corp.                                             4.911%   8/1/2032(1)        769         793
Federal Home Loan Mortgage Corp.                                              6.00%   4/1/2017(1)      1,153       1,199
Federal Home Loan Mortgage Corp. REMIC Trust                                  3.50%  7/15/2018(1)        770         790
Federal Home Loan Mortgage Corp. REMIC Trust                                  3.50%  6/15/2028(1)      2,000       2,054
Federal Home Loan Mortgage Corp. REMIC Trust                                  4.50%  9/27/2007(1)      3,100       3,188
Federal National Mortgage Assn.                                               3.80%   7/1/2033(1)      1,200       1,230
Federal National Mortgage Assn.                                               3.83%   7/1/2033(1)      1,200       1,229
Federal National Mortgage Assn.                                               3.97%   4/1/2033(1)      2,975       3,060
Federal National Mortgage Assn.                                               4.01%   5/1/2033(1)      1,597       1,637
Federal National Mortgage Assn.                                              4.057%   5/1/2033(1)        440         452
Federal National Mortgage Assn.                                              4.059%   5/1/2033(1)      1,195       1,216
Federal National Mortgage Assn.                                              4.111%   4/1/2033(1)        616         633
Federal National Mortgage Assn.                                              4.178%   5/1/2033(1)      2,795       2,896
Federal National Mortgage Assn.                                               4.20%   7/1/2033(1)      1,200       1,236
Federal National Mortgage Assn.                                               4.20%  7/25/2033(1)      2,000       2,054
Federal National Mortgage Assn.                                              4.596%   9/4/2005(1)        917         935
Federal National Mortgage Assn.                                              4.889%   8/1/2032(1)        845         879
Federal National Mortgage Assn.                                               4.97%  4/22/2005(1)        384         397
Federal National Mortgage Assn.                                              5.252%  3/25/2005(1)        411         428
Federal National Mortgage Assn.                                               6.00%  12/1/2016(1)      1,217       1,269
Federal National Mortgage Assn.                                               6.50%   9/1/2016(1)        673         710
Federal National Mortgage Assn.                                               6.50%   9/1/2016(1)        884         933
Federal National Mortgage Assn.                                               7.00%  12/1/2011(1)        901         961
Federal National Mortgage Assn. REMIC Trust                                   3.50%  6/15/2028(1)      1,000       1,004
                                                                                                              ----------
                                                                                                                  43,360
                                                                                                              ----------
------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (Cost $43,705)                                                                                                   44,058
------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(1.9%)
Province of New Brunswick                                                    7.625%  6/29/2004           275         292
Province of New Brunswick                                                     3.50% 10/23/2007         1,600       1,664
Province of Ontario                                                           4.20%  6/30/2005         1,125       1,188
Province of Saskatchewan                                                     6.625%  7/15/2003           190         190
Republic of Chile                                                            5.625%  7/23/2007           245         266
Republic of Italy                                                            3.625%  9/14/2007         2,000       2,102
United Mexican States                                                        4.625%  10/8/2008           500         510
United Mexican States                                                        6.375%  1/16/2013           500         530
------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
 (Cost $6,419)                                                                                                     6,742
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                      MATURITY        AMOUNT      VALUE*
SHORT-TERM CORPORATE PORTFOLIO                                               COUPON       DATE         (000)       (000)
------------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND (0.5%)
------------------------------------------------------------------------------------------------------------------------
California Dept. of Water Resources Power Supply Rev.
 (Cost $1,674)                                                               3.975%   5/1/2005         1,650       1,699
------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.8%)
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a Pooled Cash Account
 (Cost $13,363)                                                               1.16%   7/1/2003        13,363      13,363
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
 (Cost $346,686)                                                                                                 356,954
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               5,953
Liabilities                                                                                                      (8,737)
                                                                                                              ----------
                                                                                                                 (2,784)
                                                                                                              ----------

------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------
Applicable to 33,168,250 outstanding $.001 par value shares of beneficial interest (unlimited authorization)    $354,170
========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                         $10.68
========================================================================================================================

*See Note A in Notes to Financial Statements.
*Income being paid in arrears--security in default.
**Non-income-producing security--security in default.
YSecurities with a value of $1,082,000 have been segregated as initial margin for open futures contracts.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the aggregate value of these securities was $37,331,000, representing 10.5% of net assets.
(3) After giving effect to total return swap contracts, the portfolio's investments in corporate bonds and government mortgage-backed securities represent 80.6% and 14.0%, respectively, of net assets. See Note C in Notes to Financial Statements.
(4) Floating-rate note.


--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
                                                        AMOUNT               PER
                                                         (000)             SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                       $339,974           $10.24
Undistributed Net Investment Income                      5,947              .18
Accumulated Net Realized Losses                         (2,437)            (.07)
Unrealized Appreciation
 Investment Securities                                  10,268              .31
 Futures Contracts                                         232              .01
 Swap Contracts                                            186              .01
--------------------------------------------------------------------------------
NET ASSETS                                            $354,170           $10.68
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                 SHORT-TERM CORPORATE PORTFOLIO
                                                 SIX MONTHS ENDED JUNE 30, 2003
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                                                $6,571
 Security Lending                                                             1
--------------------------------------------------------------------------------
  Total Income                                                            6,572
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                                               23
  Management and Administrative                                             304
 Marketing and Distribution                                                  22
 Custodian Fees                                                               5
 Shareholders' Reports                                                       13
--------------------------------------------------------------------------------
  Total Expenses                                                            367
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     6,205
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                               2,553
 Futures Contracts                                                       (2,815)
 Swap Contracts                                                              29
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                   (233)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                    2,542
 Futures Contracts                                                        1,021
 Swap Contracts                                                             193
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          3,756
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $9,728
================================================================================



STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                SHORT-TERM CORPORATE PORTFOLIO
                                           -------------------------------------
                                              SIX MONTHS ENDED       YEAR ENDED
                                                 JUNE 30, 2003    DEC. 31, 2002
                                                         (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                                 $ 6,205         $ 10,203
 Realized Net Gain (Loss)                                 (233)          (1,785)
 Change in Unrealized Appreciation (Depreciation)        3,756            5,472
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                             9,728           13,890
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                 (10,341)         (5,139)
 Realized Capital Gain                                      --               --
--------------------------------------------------------------------------------
  Total Distributions                                  (10,341)         (5,139)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                 68,808          183,817
 Issued in Lieu of Cash Distributions                   10,341            5,139
 Redeemed                                              (22,143)         (42,271)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                           57,006          146,685
--------------------------------------------------------------------------------
 Total Increase (Decrease)                              56,393          155,436
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                   297,777          142,341
--------------------------------------------------------------------------------
 End of Period                                        $354,170         $297,777
================================================================================
1Shares Issued (Redeemed)
 Issued                                                  6,446           17,679
 Issued in Lieu of Cash Distributions                      992              509
 Redeemed                                               (2,080)          (4,068)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding          5,358           14,120
================================================================================

FINANCIAL HIGHLIGHTS

SHORT-TERM CORPORATE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
                                                                                                YEAR ENDED
                                                                                               SEPTEMBER 30,  FEB. 8** TO
                                              SIX MONTHS ENDED     YEAR ENDED       OCT. 1 TO ---------------    SEP. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD   JUNE 30, 2003  DEC. 31, 2002  DEC. 31, 2001*   2001    2000         1999
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.71         $10.40          $10.40 $ 9.72   $9.75       $10.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                     .16            .32            .115   .581    .646         .355
 Net Realized and Unrealized Gain (Loss) on Investments    .15            .31           (.115)  .430   (.030)       (.250)
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         .31            .63              --  1.011    .616         .105
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                     (.34)          (.32)             --  (.331)  (.646)       (.355)
 Distributions from Realized Capital Gains                  --             --              --     --      --           --
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (.34)          (.32)             --  (.331)  (.646)       (.355)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $10.68         $10.71          $10.40 $10.40   $9.72       $ 9.75
==========================================================================================================================
TOTAL RETURN                                             2.97%          6.25%           0.00% 10.65%   6.54%        1.08%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $354           $298            $142   $128     $63          $29
 Ratio of Total Expenses to Average Net Assets          0.23%Y          0.23%          0.21%Y  0.21%   0.20%       0.27%Y
 Ratio of Net Investment Income to Average Net Assets   3.80%Y          4.65%          5.50%Y  6.33%   6.74%       5.74%Y
 Portfolio Turnover Rate                                  68%Y            72%             15%    46%     44%          39%
==========================================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Inception.
+Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Short-Term Corporate Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. Security valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

     2. FUTURES CONTRACTS: The portfolio may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, U.S. Treasury Note, and interest rate swap futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

     3. SWAPS: The portfolio has entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
     The portfolio has also entered into swap transactions to earn the total return on a specified security. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on a reference security, applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.
     The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. The net interest to be received or paid by the portfolio under swap contracts is accrued daily and included in interest income. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

     4. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     5. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.
     7. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2003, the portfolio had contributed capital of $61,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.06% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     The portfolio's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2002, the portfolio had available realized losses of $2,074,000 to offset future net capital gains of $25,000 through December 31, 2007, $12,000 through December 31, 2008, $126,000 through December 31, 2009, $1,475,000 through December 31, 2010, and $436,000 through December 31, 2011. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2003; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.
     At June 30, 2003, net unrealized appreciation of investment securities for tax purposes was $9,378,000, consisting of unrealized gains of $13,934,000 on securities that had risen in value since their purchase and $4,556,000 in unrealized losses on securities that had fallen in value since their purchase.
     At June 30, 2003, the aggregate settlement value of open futures contracts expiring in September 2003 and the related unrealized appreciation were:

--------------------------------------------------------------------------------
                                                                 (000)
                                                   -----------------------------
                                                     AGGREGATE        UNREALIZED
                               NUMBER OF LONG       SETTLEMENT      APPRECIATION
FUTURES CONTRACTS           (SHORT) CONTRACTS            VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
5-Year Treasury Note                     (61)          $10,016              $ 44
10-Year Treasury Note                   (176)           20,669               165
10-Year Interest Rate Swap               (36)            4,198                23
--------------------------------------------------------------------------------


Unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.
     At June 30, 2003, the portfolio had the following open swap contracts:

INTEREST RATE SWAPS
---------------------------------------------------------------------------------------------

                                                  FIXED          FLOATING        UNREALIZED
                              NOTIONAL    INTEREST RATE     INTEREST RATE      APPRECIATION
                                AMOUNT         RECEIVED          RECEIVED    (DEPRECIATION)
TERMINATION DATE    DEALER*      (000)           (PAID)          (PAID)**             (000)
---------------------------------------------------------------------------------------------
11/8/2004              LBI       $ 800           1.515%           (1.29%)               $ 2
2/25/2005              LBI         900           1.815%           (1.28%)                 6
12/15/2005             LBI         650           2.935%          (1.119%)                19
1/27/2006              LBI       1,500           2.551%           (1.32%)                29
2/15/2006              LBI       2,050           2.578%           (1.29%)                41
4/10/2006               BA       2,000           2.419%           (1.29%)                31
                                                                                   ----------
                                                                                       $128
---------------------------------------------------------------------------------------------



TOTAL RETURN SWAPS
--------------------------------------------------------------------------------
                                                        FLOATING      UNREALIZED
                                         NOTIONAL  INTEREST RATE    APPRECIATION
                    TERMINATION            AMOUNT       RECEIVED  (DEPRECIATION)
REFERENCE ENTITY           DATE  DEALER*    (000)       (PAID)**           (000)
--------------------------------------------------------------------------------
Federal Home
Loan Mortgage
Corp., 4.50% 15 Year  7/17/2003      UBS   $6,000        (0.96%)             $58
--------------------------------------------------------------------------------
*BA--Bank of America.
 LBI--Lehman Brothers International.
 UBS--UBS Warburg.
**Based on three-month London InterBank Offered Rate (LIBOR).


D. During the six months ended June 30, 2003, the portfolio purchased $112,918,000 of investment securities and sold $79,460,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $54,445,000 and $27,459,000, respectively.

--------------------------------------------------------------------------------
VANGUARD(R) TOTAL BOND MARKET INDEX PORTFOLIO

The Total Bond Market Index Portfolio returned 3.8% during the first six months of 2003, providing close tracking of its unmanaged target index, the Lehman
Brothers  Aggregate  Bond Index.
     The steady decline in interest rates over the past several years has had a significant negative impact on the yields of fixed income investments, and thus on those fixed income investors seeking income. The yield of the 10-year U.S. Treasury note dipped as low as 3% during the period. As a result of the rate decline, your portfolio now pays less income than it once did. As of June 30, the portfolio's yield was 3.53%, down from 4.20% six months earlier.

Risk Was Rewarded During the Half-Year
Within the fixed income arena, the corporate bond market was the place to be during the first six months of 2003, and the riskiest end of the spectrum offered the biggest rewards. As a group, corporate bonds provided six-month returns that were nearly 4 percentage points higher than those of similar-maturity Treasuries, according to Lehman Brothers. Investors' increased appetite for risk seemed to stem in part from a desire for higher yields. Naturally, higher yields were found in securities with lower credit ratings. The demand for yield improved the fortunes of several bond-market sectors that had been beaten down over the past year. For example, bonds issued by wireless telephone companies performed extremely well during the six months, as did bonds issued by media and cable companies. Mortgage-backed securities, which were hit hard by the latest refinancing wave, underperformed corporate bonds.

--------------------------------------------------------
Total Returns                           Six Months Ended
                                           June 30, 2003
--------------------------------------------------------
Total Bond Market Index Portfolio                   3.8%
Average Intermediate-Term Investment-Grade Fund*    4.3
Lehman Aggregate Bond Index                         3.9
---------------------------------------------------------
*Derived from data provided by Lipper Inc.

     Of course, the objective of an index fund is to provide returns that are very close to those of its target index. On this score, the half-year was a very successful one for our portfolio. We're pleased to report that our index tracking for the period was consistent with our excellent long-term record. As we reported to you six months ago, the portfolio's return temporarily experienced a wider-than-usual divergence from that of its index in mid-2002--a period that was marked by unprecedented volatility in the corporate bond market.
     The return to a more "normal" state in the bond market, coupled with the portfolio's wider diversification, contributed to the tight tracking during the six months.
     On June 30, the portfolio had 38% of its assets invested in corporate and asset-backed bonds, 33% in mortgage-backed securities, 26% in government bonds, and 2% in dollar-denominated foreign bonds. See the Portfolio Profile for more details about the portfolio's holdings.
     As you review the portfolio's half-year performance, keep in mind that a six-month return does not provide a complete picture of a bond fund's performance. That's because the return reflects only half of the year's interest income, while price changes reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, consider a full year's interest income when evaluating a bond fund. Over the past 12 months, the 9.3% total return of the Total Bond Market Index Portfolio consisted of an income return of 5.2% and a capital return of 4.1%, which reflected increases in the prices of its bonds. It's important to note that given today's low yields, we do not expect bond prices to register further big gains. In fact, as interest rates rise, bond prices will decline. This will be detrimental to the short-term performance of bond funds, especially those that emphasize intermediate- and long-term bonds.
     The relative performance of a fixed income fund is a function of both its portfolio management and its costs. Our portfolio has an annualized expense ratio (operating expenses as a percentage of average net assets) of 0.24%, or $2.40 per $1,000 invested. The portfolio's average peer charges 0.92%. This considerable difference, which has worked to the advantage of our shareholders year after year and particularly over the long run, is more apparent than ever because yields are at such low levels. The simple math is that higher-cost portfolios are consuming an enormous percentage of the income they earn--and that means less for the shareholders.

Balance for the Long Run
     There is no doubt that it's difficult to get excited about the interest paid by fixed income investments these days. But low yields are no reason to abandon an asset class that can play an important role in a diversified portfolio. The markets move in cycles, and although no one knows when the cycles will turn, it's simple to structure an investment program that allows you to benefit during good times and that provides some protection from the periodic declines. The key is balance and diversification. A balance between stocks and fixed income investments gives you the opportunity to participate in the long-term growth of corporate profits and stock prices; at the same time you can look to the less volatile returns of bond and money market funds to blunt the impact of the stock market's occasional downturns.
     That's why we advise investors to develop a portfolio of broadly diversified stock, bond, and money market holdings in proportions consistent with their unique goals and circumstances. The Total Bond Market Index Portfolio can be an important component of such a plan.
     Thank you for entrusting your hard-earned money to Vanguard.



--------------------------------------------------------------------------------
Ian MacKinnon Retires

Vanguard Managing Director Ian A. MacKinnon, who served this company and its shareholders for more than two decades as head of our Fixed Income Group, retired on June 30. It's impossible to adequately summarize Ian's many accomplishments, but I must express my deep gratitude to him for establishing our fixed income practices and philosophy, and for serving our shareholders with great skill, integrity, and commitment since he formed our Fixed Income Group in 1981. He leaves behind an outstanding performance record in our money market and bond funds, a tradition of excellence, and a terrific team of investment professionals. We wish him the very best.

Robert F. Auwaerter, who also has more than 20 years' experience managing Vanguard's fixed income funds, will oversee all of the group's portfolio management activities.

George U. Sauter, managing director of our Quantitative Equity Group, has assumed overall responsibility for the Fixed Income Group in the newly created
position of chief investment officer.                          --John J. Brennan

--------------------------------------------------------------------------------
Portfolio Profile                              Total Bond Market Index Portfolio
                                                             As of June 30, 2003

--------------------------------------------------------------------------------
Financial Attributes
                                                              Target
                                         Portfolio            Index*
--------------------------------------------------------------------------------
Number of Issues                               935             7,454
Yield                                         3.5%              3.6%
Yield to Maturity                           3.6%YY              3.6%
Average Coupon                                6.2%              6.0%
Average Maturity                         6.7 years         6.7 years
Average Quality                                Aa1               Aaa
Average Duration                         3.9 years         4.0 years
Expense Ratio                              0.24%**                --
Cash Investments                              0.8%                --
--------------------------------------------------------------------------------


------------------------------------------------
Distribution by Credit Quality (% of portfolio)

Treasury/AgencyY                  59.4%
Aaa                               11.3
Aa                                 5.8
A                                 13.3
Baa                               10.0
Less than Baa                      0.2
------------------------------------------------
Total                            100.0%
------------------------------------------------

---------------------------------
Investment Focus
[Chart]
Credit Quality - Treasury/Agency
Average Maturity - Medium


-------------------------------------------
Volatility Measures

                Target    Portfolio Index*
-------------------------------------------
R-Squared         0.96               1.00
Beta              0.95               1.00
-------------------------------------------


------------------------------------------
Distribution by Maturity (% of portfolio)

Under 1 Year                    3.5%
1-5 Years                      55.6
5-10 Years                     26.3
10-20 Years                     7.0
20-30 Years                     7.1
Over 30 Years                   0.5
------------------------------------------
Total                         100.0%
------------------------------------------

-------------------------------------------------
Distribution by Issuer (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed     8.4%
Finance                                    13.8
Foreign                                     2.0
Government Mortgage-Backed                 33.1
Industrial                                 13.1
Treasury/Agency                            26.3
Utilities                                   2.5
-------------------------------------------------
Cash Investments                            0.8%
-------------------------------------------------
Total                                     100.0%
-------------------------------------------------

*Lehman Aggregate Bond Index.
**Annualized.
YIncludes government mortgage-backed bonds.
YYBefore expenses.

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                            TOTAL BOND MARKET INDEX PORTFOLIO
                                                             AS OF JUNE 30, 2003


--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1992-JUNE 30, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns
shown  do  not  reflect  taxes  that  a  shareholder   would  pay  on  portfolio
distributions or on the redemption of portfolio shares.
[Chart]
              Fund          Index
1993           9.4           9.7
1994          -2.7          -2.9
1995            18          18.5
1996           3.5           3.6
1997           9.4           9.7
1998           8.6           8.7
1999          -0.8          -0.8
2000          11.3          11.6
2001           8.3           8.4
2002           8.3          10.3
2003*          3.8           3.9

*Six months ended June 30, 2003.
Note: See Financial Highlights table for dividend and capital gains information.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

                                                             TEN YEARS
                                             ONE     FIVE ----------------------
                           INCEPTION DATE   YEAR    YEARS  CAPITAL INCOME  TOTAL
--------------------------------------------------------------------------------
Total Bond Market
  Index Portfolio               4/29/1991  9.34%    7.03%    0.89%  6.01%  6.90%
--------------------------------------------------------------------------------


FINANCIAL STATEMENTS                                   JUNE 30, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS
-----------------------------------------------------------------------------------------------
                                                                              FACE      MARKET
                                                              MATURITY      AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                COUPON           DATE       (000)       (000)
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (59.4%)
-----------------------------------------------------------------------------------------------
U.S. Government Securities (14.3%)
U.S. Treasury Bond                              11.875%     11/15/2003       3,025       3,147
U.S. Treasury Bond                               10.75%      8/15/2005          25          30
U.S. Treasury Bond                               10.00%      5/15/2010       1,825       2,113
U.S. Treasury Bond                               13.25%      5/15/2014         170         267
U.S. Treasury Bond                               12.50%      8/15/2014         275         424
U.S. Treasury Bond                               9.875%     11/15/2015         345         549
U.S. Treasury Bond                                9.25%      2/15/2016         660       1,011
U.S. Treasury Bond                                8.75%      5/15/2017       4,875       7,303
U.S. Treasury Bond                               8.875%      8/15/2017       3,025       4,582
U.S. Treasury Bond                               8.875%      2/15/2019         790       1,210
U.S. Treasury Bond                               8.125%      8/15/2019       3,470       5,021
U.S. Treasury Bond                                8.50%      2/15/2020         445         667
U.S. Treasury Bond                                8.75%      5/15/2020         145         222
U.S. Treasury Bond                                8.75%      8/15/2020         420         643
U.S. Treasury Bond                               7.875%      2/15/2021         150         214
U.S. Treasury Bond                               8.125%      8/15/2021         865       1,265
U.S. Treasury Bond                                8.00%     11/15/2021       2,530       3,667
U.S. Treasury Bond                                7.25%      8/15/2022       2,510       3,402
U.S. Treasury Bond                               7.625%     11/15/2022       3,715       5,227
U.S. Treasury Bond                               7.125%      2/15/2023       1,710       2,292
U.S. Treasury Bond                                7.50%     11/15/2024         125         175
U.S. Treasury Bond                                6.75%      8/15/2026       3,395       4,427
U.S. Treasury Bond                               6.625%      2/15/2027       4,490       5,782
U.S. Treasury Bond                               6.375%      8/15/2027         710         89
U.S. Treasury Bond                                5.25%     11/15/2028       2,525       2,750
U.S. Treasury Note                               5.875%     11/15/2004       5,575       5,935
U.S. Treasury Note                               7.875%     11/15/2004       8,900       9,714

STATEMENT OF NET ASSETS
-----------------------------------------------------------------------------------------------
                                                                              FACE      MARKET
                                                              MATURITY      AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                COUPON           DATE       (000)       (000)
-----------------------------------------------------------------------------------------------
U.S. Treasury Note                                1.75%     12/31/2004         975         983
U.S. Treasury Note                               1.625%      1/31/2005         150         151
U.S. Treasury Note                                1.25%      5/31/2005       1,450       1,449
U.S. Treasury Note                               1.125%      6/30/2005       4,200       4,178
U.S. Treasury Note                               6.875%      5/15/2006         150         172
U.S. Treasury Note                               5.625%      5/15/2008       3,285       3,767
U.S. Treasury Note                                4.75%     11/15/2008       2,485       2,755
U.S. Treasury Note                                6.00%      8/15/2009       1,450       1,711
U.S. Treasury Note                                5.75%      8/15/2010          50          59
U.S. Treasury Note                               4.875%      2/15/2012       9,755      10,849
Private Export Funding Corp.
 (U.S. Government Guaranteed)                     7.20%      1/15/2010         400         493
                                                                                     ---------
                                                                                        99,496
                                                                                     ---------
Agency Bonds and Notes (12.0%)
Federal Farm Credit Bank                          4.80%      11/6/2003       2,500       2,533
Federal Home Loan Bank                           5.575%       9/2/2003       1,000       1,008
Federal Home Loan Bank                           3.375%      6/15/2004       7,000       7,158
Federal Home Loan Bank                            6.50%      8/15/2007       1,450       1,685
Federal Home Loan Bank                           5.865%       9/2/2008       1,100       1,265
Federal Home Loan Bank                            5.88%     11/25/2008         530         539
Federal Home Loan Bank                           7.625%      5/14/2010       1,850       2,341
Federal Home Loan Bank                            5.75%      5/15/2012         625         719
Federal Home Loan Bank                            4.50%     11/15/2012         225         237
Federal Home Loan Mortgage Corp.                  5.00%      5/15/2004       2,025       2,095
Federal Home Loan Mortgage Corp.                  6.25%      7/15/2004       3,000       3,161
Federal Home Loan Mortgage Corp.                 6.875%      1/15/2005       4,000       4,339
Federal Home Loan Mortgage Corp.                  7.00%      7/15/2005       4,250       4,723
Federal Home Loan Mortgage Corp.                  5.50%      7/15/2006       2,000       2,210
Federal Home Loan Mortgage Corp.                 6.875%      9/15/2010         675         825
Federal Home Loan Mortgage Corp.                  5.75%      1/15/2012       6,500       7,478
Federal Home Loan Mortgage Corp.                  6.75%      3/15/2031         450         560
Federal National Mortgage Assn.                   5.50%      2/15/2006       4,225       4,634
Federal National Mortgage Assn.                   5.25%      4/15/2007       1,745       1,937
Federal National Mortgage Assn.                   6.00%      5/15/2008       2,825       3,257
Federal National Mortgage Assn.                   5.64%     12/10/2008       1,500       1,526
Federal National Mortgage Assn.                   6.40%      5/14/2009       2,000       2,081
Federal National Mortgage Assn.                  6.625%      9/15/2009      10,560      12,648
Federal National Mortgage Assn.                   7.25%      1/15/2010       3,010       3,723
Federal National Mortgage Assn.                   6.25%       2/1/2011         400         463
Federal National Mortgage Assn.                   6.00%      5/15/2011         650         759
Federal National Mortgage Assn.                  5.375%     11/15/2011         275         309
Federal National Mortgage Assn.                  6.125%      3/15/2012       2,000       2,355
Federal National Mortgage Assn.                  4.625%       5/1/2013         475         490
Federal National Mortgage Assn.                  7.125%      1/15/2030         750         973
Federal National Mortgage Assn.                   7.25%      5/15/2030         975       1,284
Federal National Mortgage Assn.                  6.625%     11/15/2030         600         737
Federal National Mortgage Assn.                   6.00%       8/1/2032       2,398       2,493
Tennessee Valley Authority                       7.125%       5/1/2030       1,000       1,298
                                                                                    ----------
                                                                                        83,843
                                                                                    ----------
Mortgage-Backed Securities (33.1%)
Federal Home Loan Mortgage Corp.                  4.00%            6/12/2010(1)         500        513
Federal Home Loan Mortgage Corp.                  4.50%   6/23/2010-5/1/2018(1)       3,996      4,085
Federal Home Loan Mortgage Corp.                  5.00%    3/1/2008-5/1/2033(1)      11,628     12,004
Federal Home Loan Mortgage Corp.                  5.50%    1/1/2007-4/1/2033(1)      15,398     15,943
Federal Home Loan Mortgage Corp.                  6.00%   7/1/2005-12/1/2032(1)      21,280     22,110
Federal Home Loan Mortgage Corp.                  6.50%    1/1/2005-8/1/2032(1)      20,652     21,544
Federal Home Loan Mortgage Corp.                  7.00%    7/1/2004-4/1/2032(1)       8,649      9,093
Federal Home Loan Mortgage Corp.                  7.50%    1/1/2007-1/1/2031(1)       3,062      3,262
Federal Home Loan Mortgage Corp.                  8.00%   10/1/2009-4/1/2030(1)       1,324      1,431
Federal Home Loan Mortgage Corp.                  8.50%   5/1/2006-11/1/2030(1)         337        364
Federal Home Loan Mortgage Corp.                  9.00%   11/1/2005-5/1/2030(1)          89         96
Federal Home Loan Mortgage Corp.                  9.50%    1/1/2025-2/1/2025(1)          22         23
Federal Home Loan Mortgage Corp.                 10.00%   3/1/2017-11/1/2019(1)          12         14
Federal National Mortgage Assn.                   4.50%    3/1/2018-6/1/2018(1)       2,479      2,532
Federal National Mortgage Assn.                   5.00%    9/1/2009-6/1/2033(1)      12,936     13,310
Federal National Mortgage Assn.                   5.50%    3/1/2017-6/1/2033(1)      30,690     31,797

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                                       FACE      MARKET
                                                              MATURITY               AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                COUPON           DATE                (000)       (000)
-------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                   6.00%   10/1/2008-3/1/2033(1)      23,796     24,779
Federal National Mortgage Assn.                   6.50%    8/1/2008-8/1/2032(1)      18,580     19,414
Federal National Mortgage Assn.                   7.00%  12/1/2003-10/1/2031(1)       6,666      7,040
Federal National Mortgage Assn.                   7.50%    1/1/2007-7/1/2032(1)       2,975      3,168
Federal National Mortgage Assn.                   8.00%   2/1/2008-11/1/2030(1)         741        802
Federal National Mortgage Assn.                   8.50%   10/1/2004-4/1/2031(1)         248        268
Federal National Mortgage Assn.                   9.00%    6/1/2022-4/1/2025(1)          65         72
Federal National Mortgage Assn.                   9.50%   12/1/2018-2/1/2025(1)          49         54
Federal National Mortgage Assn.                  10.00%    8/1/2020-8/1/2021(1)          16         17
Federal National Mortgage Assn.                  10.50%             8/1/2020(1)           7          8
Government National Mortgage Assn.                5.00%   3/1/2018-6/15/2033(1)         991      1,027
Government National Mortgage Assn.                5.50%  1/15/2033-5/15/2033(1)       4,443      4,631
Government National Mortgage Assn.                6.00%  3/15/2009-1/15/2033(1)       7,980      8,370
Government National Mortgage Assn.                6.50% 10/15/2008-7/15/2032(1)      10,342     10,866
Government National Mortgage Assn.                7.00% 10/15/2008-1/15/2032(1)       6,437      6,817
Government National Mortgage Assn.                7.50%  5/15/2008-9/15/2031(1)       2,786      2,969
Government National Mortgage Assn.                8.00% 3/15/2008-12/15/2030(1)       1,291      1,397
Government National Mortgage Assn.                8.50%  7/15/2009-7/15/2030(1)         320        350
Government National Mortgage Assn.                9.00%  4/15/2016-7/15/2030(1)         258        285
Government National Mortgage Assn.                9.50% 4/15/2017-12/15/2021(1)          60         67
Government National Mortgage Assn.               10.00%  5/15/2020-1/15/2025(1)          34         39
Government National Mortgage Assn.               10.50%            5/15/2019(1)          14         16
Government National Mortgage Assn.               11.00%           10/15/2015(1)           7          8
Government National Mortgage Assn.               11.50%            2/15/2013(1)          13         15
                                                                                              --------
                                                                                               230,600
                                                                                              --------
------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (Cost $394,577)                                                                               413,939
------------------------------------------------------------------------------------------------------
CORPORATE BONDS (37.8%)
------------------------------------------------------------------------------------------------------
Asset-Backed/Commercial Mortgage-Backed Securities (8.4%)
American Express Credit Account Master Trust      1.69%            1/15/2009(1)       1,000        991
Bank of America Mortgage Securities Mortgage
Certificates                                     4.654%            6/25/2032(1)         141        144
Bank One Issuance Trust                           2.94%           10/23/2005(1)       1,200      1,230
Bear Stearns Commercial Mortgage Securities Inc.  5.61%           11/15/2033(1)       2,100      2,341
California Infrastructure & Econ. Dev. Bank Special
 Purpose Trust PG&E-1                             6.42%            9/25/2008(1)         375        406
Capital Auto Receivables Asset Trust              4.16%            7/16/2007(1)         400        416
Capital Auto Receivables Asset Trust              2.64%            3/17/2008(1)       3,900      3,992
Capital One Auto Finance Trust                    4.88%            9/15/2008(1)         450        477
Centex Home Equity Loan Trust                     4.64%            8/25/2026(1)         225        231
Chase Manhattan Auto Owner Trust                  4.24%            9/15/2008(1)         650        681
CIT RV Trust                                      5.96%            4/15/2011(1)         169        170
Citibank Credit Card Issuance Trust               4.95%             2/9/2009(1)       3,200      3,460
Citibank Credit Card Issuance Trust               3.10%            3/10/2010(1)       2,000      2,025
Commercial Mortgage Lease-Backed Certificates    6.746%            6/20/2031(1)(2)    1,398      1,598
Countrywide Home Loans                           4.633%            9/19/2032(1)         253        257
Countrywide Home Loans                           4.197%            5/25/2033(1)       1,649      1,669
Credit Suisse First Boston Mortgage Securities
Corp.                                             6.38%           12/18/2010(1)       3,500      4,050
DaimlerChrysler Auto Trust                        2.56%           10/25/2004(1)       1,525      1,550
First Union National Bank Commercial Mortgage    6.223%           12/12/2033          2,100      2,416
Fleet Credit Card Master Trust                    2.40%            7/15/2008(1)       1,700      1,726
Fleet Credit Card Master Trust II                 2.75%            4/15/2008(1)       2,000      2,045
Ford Credit Auto Owner Trust                      7.40%            4/15/2005(1)         500        506
Ford Credit Auto Owner Trust                      3.62%            1/15/2006(1)         484        489
Ford Credit Auto Owner Trust                      4.36%            8/15/2006(1)         650        679
Ford Credit Auto Owner Trust                      3.13%           11/15/2006(1)       1,000      1,025
Honda Auto Receivables Owner Trust                2.19%            9/15/2006(1)         650        658
Honda Auto Receivables Owner Trust                4.22%            4/15/2007(1)         800        835
Hyundai Auto Receivables Trust                    2.80%            2/15/2007(1)(2)    1,800      1,822
Marshall & Ilsley Auto Loan Trust                 3.04%           10/20/2008(1)         900        917
MBNA Master Credit Card Trust                     5.75%           11/15/2008(1)       3,000      3,292
MBNA Master Credit Card Trust                     4.95%            6/15/2009(1)       1,200      1,300
Morgan Stanley Dean Witter Capital I              5.98%            1/15/2039(1)       2,500      2,843
PECO Energy Transition Trust                      6.05%             3/1/2009(1)         225        251
PNC Mortgage Acceptance Corp.                     7.30%            9/12/2010(1)       2,000      2,391
PSE&G Transition Funding LLC                      6.89%           12/15/2017(1)         500        606

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                                       FACE      MARKET
                                                              MATURITY               AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                COUPON           DATE                (000)       (000)
-------------------------------------------------------------------------------------------------------


Residential Asset Securities Corp.               4.988%            2/25/2027(1)       1,050      1,087
Toyota Auto Receivables Owner Trust               2.65%           11/15/2006(1)         700        712
Toyota Auto Receivables Owner Trust               4.00%            7/15/2008(1)         250        260
USAA Auto Owner Trust                             2.41%           10/16/2006(1)       3,900      3,948
USAA Auto Owner Trust                             2.93%            7/16/2007(1)         400        407
Volkswagen Auto Lease Trust                       2.36%           12/20/2005(1)         750        759
Washington Mutual Mortgage Pass-Through
Certificates                                     5.435%            2/25/2032(1)         295        301
Washington Mutual Mortgage Pass-Through
Certificates                                      5.55%            3/25/2032(1)         327        332
Washington Mutual Mortgage Pass-Through
Certificates                                     5.554%            4/26/2032(1)         669        679
WFS Financial Owner Trust                         4.50%            2/20/2010(1)         400        421
World Omni Auto Receivable Trust                  3.79%           11/20/2005(1)         501        508
                                                                                              --------
                                                                                                58,903
                                                                                              --------
Finance (13.8%)

Banking (5.9%)
Asian Development Bank                           4.875%             2/5/2007          1,000      1,100
Bank of America Corp.                             8.50%            1/15/2007            500        602
Bank of America Corp.                             7.40%            1/15/2011            750        921
Bank of America Corp.                             6.25%            4/15/2012            750        871
Bank of New York                                  3.75%            2/15/2008            250        260
Bank One Corp.                                    6.00%            2/17/2009          1,000      1,133
Bank One NA (Illinois)                            3.70%            1/15/2008            400        416
BankAmerica Corp.                                6.625%            6/15/2004            525        552
BankAmerica Corp.                                7.125%             5/1/2006            400        450
Barclays Bank PLC                                 8.55%            6/15/2011(2)         450        573
BBVA-Bancomer Capital Trust I                    10.50%            2/16/2011(2)         275        316
The Chase Manhattan Corp.                         6.00%            11/1/2005            575        627
Citicorp                                         7.625%             5/1/2005            300        332
Citicorp Capital II                              8.015%            2/15/2027            500        590
Citicorp Lease Pass-Through Trust                 7.22%            6/15/2005(1)(2)      642        696
Citicorp Lease Pass-Through Trust                 8.04%           12/15/2019(2)         500        604
Citigroup Inc.                                   4.125%            6/30/2005          1,125      1,182
Citigroup Inc.                                    5.50%             8/9/2006            800        882
CoreStates Capital Corp.                          8.00%           12/15/2026(2)       1,000      1,192
Credit Suisse First Boston USA Inc.               5.75%            4/15/2007            900        996
Credit Suisse First Boston USA Inc.               6.50%            1/15/2012            300        343
Deutsche Ausgleichsbank                           7.00%            6/23/2005            400        439
Deutsche Bank Financial LLC                      5.375%             3/2/2015            225        241
European Investment Bank                          4.00%            3/15/2005          1,800      1,884
European Investment Bank                         4.625%             3/1/2007            250        273
Fleet Boston Financial Corp.                     4.875%            12/1/2006            850        922
Fleet Boston Financial Corp.                      3.85%            2/15/2008            300        311
Fleet Capital Trust II                            7.92%           12/11/2026            400        449
Golden West Financial                            4.125%            8/15/2007            650        685
HSBC Holdings PLC                                 7.50%            7/15/2009          1,250      1,522
Inter-American Development Bank                  5.375%            1/18/2006            500        546
Inter-American Development Bank                  6.375%           10/22/2007            150        174
Inter-American Development Bank                  5.625%            4/16/2009          1,250      1,439
Inter-American Development Bank                   8.50%            3/15/2011            130        172
Inter-American Development Bank                   7.00%            6/15/2025            100        126
International Bank for
 Reconstruction & Development                    6.625%            8/21/2006            500        572
International Bank for
 Reconstruction & Development                    4.125%            8/12/2009          1,550      1,661
International Finance Corp.                       3.00%            4/15/2008            300        308
Korea Development Bank                            7.25%            5/15/2006          1,100      1,236
Landwirtschaft Rentenbank                        3.375%           11/15/2007            500        517
Landwirtschaft Rentenbank                         3.25%            6/16/2008            100        102
Manufacturers & Traders Bank                      8.00%            10/1/2010            350        431
Marshall & Ilsley Bank                           4.125%             9/4/2007            525        555
Mercantile Bancorp (Firstar)                      7.30%            6/15/2007            250        295
J.P. Morgan & Co., Inc.                           6.70%            11/1/2007            460        528
J.P. Morgan Chase & Co.                           6.50%             8/1/2005            175        192
J.P. Morgan Chase & Co.                          5.625%            8/15/2006            350        383
J.P. Morgan Chase & Co.                           5.25%            5/30/2007            275        301
J.P. Morgan Chase & Co.                           4.00%             2/1/2008            400        418
J.P. Morgan Chase & Co.                           5.25%             5/1/2015            100        104
National Westminster Bancorp Inc.                9.375%           11/15/2003            350        360

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                                       FACE      MARKET
                                                              MATURITY               AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                COUPON           DATE                (000)       (000)
-------------------------------------------------------------------------------------------------------
NB Capital Trust IV                               8.25%            4/15/2027            200        240
Nordic Investment Bank                           3.125%            4/24/2008            150        154
North Fork Bancorp                               5.875%            8/15/2012            250        279
Oesterreich Kontrollbank                          5.50%            1/20/2006            200        218
PNC Funding Corp.                                 7.00%             9/1/2004            500        532
Regions Financial Corp.                          6.375%            5/15/2012            250        289
Royal Bank of Scotland Group PLC                 7.648%            9/30/2031            250        319
Santander Central Hispano SA                     7.625%            9/14/2010            175        216
Sanwa Bank Ltd.                                   8.35%            7/15/2009            100        119
Sanwa Bank Ltd.                                   7.40%            6/15/2011            200        224
Sumitomo Mitsui Banking Corp.                     8.00%            6/15/2012             95        114
Swiss Bank Corp.                                  7.25%             9/1/2006            500        576
Swiss Bank Corp.                                  7.00%           10/15/2015            500        618
Swiss Bank Corp.                                 7.375%            6/15/2017            100        129
Synovus Financial Corp.                           7.25%           12/15/2005            300        339
Union Planters Corp.                              7.75%             3/1/2011            500        602
US Bancorp                                        5.10%            7/15/2007          1,250      1,368
Wachovia Corp.                                   6.625%           11/15/2006            250        283
Washington Mutual Bank                           6.875%            6/15/2011            650        763
Washington Mutual Bank                            5.50%            1/15/2013            300        326
Wells Fargo & Co.                                5.125%            2/15/2007            500        547
Wells Fargo & Co.                                 5.25%            12/1/2007          1,000      1,105

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                                       FACE      MARKET
                                                              MATURITY               AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                COUPON           DATE                (000)       (000)
-------------------------------------------------------------------------------------------------------
Brokerage (1.8%)
Bear Stearns & Co., Inc.                         6.625%            1/15/2004            200        205
Bear Stearns & Co., Inc.                          7.80%            8/15/2007          1,100      1,314
Bear Stearns & Co., Inc.                          4.00%            1/31/2008            125        130
Bear Stearns & Co., Inc.                          5.70%           11/15/2014            200        220
Goldman Sachs Group Inc.                         7.625%            8/17/2005          1,200      1,348
Goldman Sachs Group Inc.                          5.70%             9/1/2012            250        275
Lehman Brothers Holdings Inc.                     7.75%            1/15/2005            750        821
Lehman Brothers Holdings Inc.                    6.625%             2/5/2006            525        583
Lehman Brothers Holdings Inc.                     6.25%            5/15/2006            750        836
Lehman Brothers Holdings Inc.                    6.625%            2/15/2008            200        230
Merrill Lynch & Co., Inc.                         5.35%            6/15/2004          1,190      1,235
Merrill Lynch & Co., Inc.                         4.00%           11/15/2007            200        210
Morgan Stanley Dean Witter & Co.                  6.10%            4/15/2006            250        276
Morgan Stanley Dean Witter & Co.                 6.875%             3/1/2007            100        114
Morgan Stanley Dean Witter & Co.                  5.80%             4/1/2007          1,825      2,029
Morgan Stanley Dean Witter & Co.                  6.75%            4/15/2011            200        235
Morgan Stanley Dean Witter & Co.                  7.25%             4/1/2032            150        184
Salomon Smith Barney Holdings Inc.               5.875%            3/15/2006            650        716
Spear, Leeds & Kellogg, LP                        8.25%            8/15/2005(2)       1,000      1,133
Waddell & Reed Financial                          7.50%            1/18/2006            325        358

Finance Companies (4.1%)
American Express Co.                              3.75%           11/20/2007            150        156
American Express Credit Corp.                     3.00%            5/16/2008            250        252
American General Finance Corp.                   5.875%            7/14/2006            250        277
American General Finance Corp.                    5.75%            3/15/2007            300        332
Boeing Capital Corp.                              6.50%            2/15/2012             50         56
Boeing Capital Corp.                              5.80%            1/15/2013          1,000      1,081
Capital One Bank                                 6.875%             2/1/2006            200        212
Capital One Bank                                 4.875%            5/15/2008            125        127
Caterpillar Financial Services Corp.              5.95%             5/1/2006            500        547
CIT Group Inc.                                   4.125%            2/21/2006            550        573
CIT Group Inc.                                   7.375%             4/2/2007            100        114
CIT Group Inc.                                    4.00%             5/8/2008            150        153
CIT Group Inc.                                    7.75%             4/2/2012            100        119
Countrywide Home Loan                             5.50%             8/1/2006          1,000      1,091
Countrywide Home Loan                             5.50%             2/1/2007            450        494
Countrywide Home Loan                            5.625%            5/15/2007            250        276
Export Development Canada                         4.00%             8/1/2007            150        159
Ford Motor Credit Co.                            6.875%             2/1/2006          2,925      3,084
Ford Motor Credit Co.                             6.50%            1/25/2007          1,000      1,050
Ford Motor Credit Co.                            7.375%           10/28/2009             25         26
General Electric Capital Corp.                   5.375%            3/15/2007            300        330
General Electric Capital Corp.                    3.50%             5/1/2008            500        512
General Electric Capital Corp.                   4.625%            9/15/2009          2,500      2,677
General Electric Capital Corp.                   6.125%            2/22/2011            500        569
General Electric Capital Corp.                    6.75%            3/15/2032             75         88
General Motors Acceptance Corp.                   5.25%            5/16/2005            775        797
General Motors Acceptance Corp.                   6.75%            1/15/2006            500        531
General Motors Acceptance Corp.                  6.125%            9/15/2006          1,000      1,043
General Motors Acceptance Corp.                  6.125%             2/1/2007            700        729
General Motors Acceptance Corp.                  6.875%            9/15/2011            500        502
General Motors Acceptance Corp.                   7.00%             2/1/2012            500        504
General Motors Acceptance Corp.                  6.875%            8/28/2012            100        100
General Motors Acceptance Corp.                   8.00%            11/1/2031            250        245
Household Finance Corp.                           6.50%            1/24/2006            625        692
Household Finance Corp.                           7.20%            7/15/2006            125        143
Household Finance Corp.                           7.65%            5/15/2007            400        465
Household Finance Corp.                          4.625%            1/15/2008            150        160
Household Finance Corp.                           6.40%            6/17/2008            125        143
Household Finance Corp.                          6.375%           10/15/2011            250        285
Household Finance Corp.                           7.00%            5/15/2012            500        593
Household Finance Corp.                          7.625%            5/17/2032            100        128
Household Finance Corp.                           7.35%           11/26/2032            200        249
International Lease Finance Corp.                5.625%             6/1/2007          1,425      1,544
International Lease Finance Corp.                 4.50%             5/1/2008            250        262
John Deere Capital Corp.                         4.125%            7/15/2005            600        628
John Deere Capital Corp.                          7.00%            3/15/2012            250        296
KFW International Finance, Inc.                  7.625%            2/15/2004            300        312
KFW International Finance, Inc.                   2.50%           10/17/2005          1,200      1,226
MBNA America Bank NA                              7.75%            9/15/2005(2)         200        223
MBNA America Bank NA                             5.375%            1/15/2008            500        541
SLM Corp.                                         5.05%           11/14/2014            450        480
USA Education Inc.                               5.625%            4/10/2007          1,075      1,194

Insurance (1.3%)
ACE Ltd.                                          6.00%             4/1/2007            550        606
AEGON NV                                          4.75%             6/1/2013            100        101
AIG SunAmerica Global Financing IX                6.90%            3/15/2032(2)         250        302
Allstate Corp.                                   5.375%            12/1/2006          1,000      1,104
Allstate Corp.                                   6.125%           12/15/2032            100        111
American General Capital II                       8.50%             7/1/2030            300        414
American International Group Inc.                 2.85%            12/1/2005            250        256
American International Group Inc.                2.875%            5/15/2008(2)         125        125
AXA SA                                            8.60%           12/15/2030             50         64
Fund American Cos. Inc.                          5.875%            5/15/2013             75         78
Hartford Life Inc.                               7.375%             3/1/2031            200        243
Jackson National Life Insurance Co.               5.25%            3/15/2007(2)         475        514
Jackson National Life Insurance Co.              6.125%            5/30/2012(2)         100        111
John Hancock Global Funding II                   5.625%            6/27/2006(2)         500        547
Lincoln National Corp.                            6.20%           12/15/2011            500        565
Marsh & McLennan Cos. Inc.                        6.25%            3/15/2012            175        203
MetLife Inc.                                      5.25%            12/1/2006            500        548
Monumental Global Funding II                      6.05%            1/19/2006(2)         550        599
Nationwide Life Global Funding                    5.35%            2/15/2007(2)         600        653
Principal Life Global Funding I                  6.125%             3/1/2006(2)         500        549
Reinsurance Group of America                      6.75%           12/15/2011            500        570
St. Paul Cos. Inc.                                5.75%            3/15/2007            225        244
Travelers Property Casualty Corp.                 3.75%            3/15/2008            100        103
Travelers Property Casualty Corp.                 7.75%            4/15/2026            275        351
Travelers Property Casualty Corp.                6.375%            3/15/2033            100        109
UnumProvident Corp.                              7.625%             3/1/2011            100        108
UnumProvident Corp.                               6.75%           12/15/2028             30         29

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                                       FACE      MARKET
                                                              MATURITY               AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                COUPON           DATE                (000)       (000)
-------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (0.7%)
Avalon Properties Inc.                           6.875%           12/15/2007            450        516
Boston Properties Inc.                           5.625%            4/15/2015(2)         125        132
Centerpoint Properties                            5.75%            8/15/2009            300        326
EOP Operating LP                                 8.375%            3/15/2006            200        230
EOP Operating LP                                  6.75%            2/15/2008             75         86
EOP Operating LP                                  7.00%            7/15/2011            100        117
EOP Operating LP                                 7.875%            7/15/2031            150        182
Equity Residential Properties Trust              6.625%            3/15/2012            500        580
Health Care Property Investment Inc.              6.45%            6/25/2012            250        270
HRPT Properties Trust                             6.50%            1/15/2013            250        274
New Plan Excel Realty Trust                      5.875%            6/15/2007            100        109
ProLogis                                          5.50%             3/1/2013             75         80
Regency Centers LP                                6.75%            1/15/2012            200        232
Security Capital Pacific Trust                    8.05%             4/1/2017            150        179
Shurgard Storage Centers, Inc.                    7.75%            2/22/2011            425        503
Simon DeBartolo Group, Inc.                       6.75%            7/15/2004            250        261
Simon Property Group LP                          6.375%           11/15/2007            250        280
Susa Partnership LP                               7.50%            12/1/2027            175        211
Vornado Realty                                   5.625%            6/15/2007            175        186
95,927

Industrial (13.1%)
Basic Industry (0.9%)
Alcan Inc.                                        4.50%            5/15/2013            575        585
Alcoa Inc.                                        4.25%            8/15/2007          1,000      1,060
BHP Finance USA Ltd.                              4.80%            4/15/2013             50         52
Celulosa Arauco Constitution SA                  8.625%            8/15/2010            300        360
Domtar Inc.                                      7.875%           10/15/2011            200        241
Dow Chemical Co.                                  5.00%           11/15/2007            500        533
Eastman Chemical Co.                              3.25%            6/15/2008            225        222
Eastman Chemical Co.                              7.00%            4/15/2012             50         58
International Paper Co.                          7.875%             8/1/2006            100        115
International Paper Co.                           6.75%             9/1/2011            200        231
Potash Corp. of Saskatchewan                      7.75%            5/31/2011            300        366
Praxair Inc.                                      3.95%             6/1/2013            200        197
Rohm & Haas Co.                                   6.95%          7/15/2004              200        210
Rohm & Haas Co.                                   7.85%          7/15/2029              100        130
Sappi Papier Holding AG                           6.75%          6/15/2012(2)           200        226
Sappi Papier Holding AG                           7.50%          6/15/2032(2)            50         58
Union Carbide Corp.                               7.75%          10/1/2096               50         46
Westvaco Corp.                                    8.20%          1/15/2030              100        127
Weyerhaeuser Co.                                  5.50%          3/15/2005              250        264
Weyerhaeuser Co.                                  6.75%          3/15/2012              400        454
Weyerhaeuser Co.                                 7.375%          3/15/2032              500        573
Capital Goods (1.1%)
Bae Systems Holdings Inc.                         6.40%           12/15/2011(2)         275        304
The Boeing Co.                                   6.625%            2/15/2038            400        437
Bombardier Capital Corp.                         6.125%            6/29/2006(2)         225        231
Caterpillar, Inc.                                 9.00%            4/15/2006            600        708
Caterpillar, Inc.                                7.375%             3/1/2097            175        220
CRH Capital Inc.                                  6.95%            3/15/2012            300        352
Deere & Co.                                       8.50%             1/9/2022            100        133
General Dynamics                                 2.125%            5/15/2006            125        126
General Dynamics                                  3.00%            5/15/2008            125        126
Goodrich Corp.                                    6.45%           12/15/2007            200        217
Lockheed Martin Corp.                             8.50%            12/1/2029            500        680
Masco Corp.                                       6.75%            3/15/2006            500        557
Northrop Grumman Corp.                            7.75%            2/15/2031            100        129
Raytheon Co.                                      8.30%             3/1/2010            200        248
Raytheon Co.                                      5.50%           11/15/2012            175        187
Raytheon Co.                                      7.20%            8/15/2027            100        117
Republic Services Inc.                           7.125%            5/15/2009            275        325
Textron Inc.                                      6.50%             6/1/2012            225        253
TRW Inc.                                          7.75%             6/1/2029            300        370

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                                       FACE      MARKET
                                                              MATURITY               AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                COUPON           DATE                (000)       (000)
-------------------------------------------------------------------------------------------------------
United Technologies Corp.                        4.875%            11/1/2006            900        976
USA Waste Services Inc.                           7.00%            7/15/2028            475        538
Waste Management Inc.                             7.75%            5/15/2032            200        250
Communication (3.2%)
AT&T Broadband Corp.                             9.455%           11/15/2022            339        459
AT&T Corp.                                        7.80%           11/15/2011          1,000      1,147
AT&T Wireless Services Inc.                      7.875%             3/1/2011            300        355
AT&T Wireless Services Inc.                      8.125%             5/1/2012            250        302
AT&T Wireless Services Inc.                       8.75%             3/1/2031            350        436
Ameritech Capital Funding                         7.50%             4/1/2005            300        329
Ameritech Capital Funding                         6.15%            1/15/2008            275        310
BellSouth Capital Funding                        7.875%            2/15/2030            550        707
BellSouth Corp.                                   5.00%           10/15/2006            200        218
British Telecommunications PLC                   7.875%           12/15/2005            650        740
British Telecommunications PLC                   8.875%           12/15/2030            200        274
CenturyTel Inc.                                  7.875%            8/15/2012            175        220
Cingular Wireless                                 6.50%           12/15/2011            500        576
Citizens Communications                           9.25%            5/15/2011            200        257
Clear Channel Communications Inc.                 7.65%            9/15/2010            775        932
Comcast Cable Communications Inc.                8.375%             5/1/2007            900      1,056
Comcast Cable Communications Inc.                8.875%             5/1/2017            350        466
Comcast Corp.                                     5.30%            1/15/2014            300        309
Cox Communication Inc.                            7.75%            11/1/2010            175        213
Deutsche Telekom International Finance            8.25%            6/15/2005            200        223
Deutsche Telekom International Finance            8.50%            6/15/2010            350        431
Deutsche Telekom International Finance            8.75%            6/15/2030            400        513
France Telecom                                    9.25%             3/1/2011            200        251
France Telecom                                   10.00%             3/1/2031            600        828
Gannett Co. Inc.                                  4.95%             4/1/2005            250        265
Grupo Televisa SA                                8.625%             8/8/2005            250        281
GTE South Inc.                                   6.125%            6/15/2007          1,000      1,126
Koninklijke KPN NV                                8.00%            10/1/2010            450        557
Koninklijke KPN NV                               8.375%            10/1/2030             50         65
New England Telephone & Telegraph Co.            6.875%            10/1/2023            175        177
New England Telephone & Telegraph Co.            7.875%           11/15/2029            500        650
News America Holdings Inc.                        8.15%           10/17/2036            175        215
News America Holdings Inc.                        7.75%            12/1/2045            300        354
Scholastic Corp.                                  5.75%            1/15/2007            300        324
Southwestern Bell Telephone Co.                  6.625%            7/15/2007            500        569
Sprint Capital Corp.                              7.90%            3/15/2005            175        190
Sprint Capital Corp.                              6.00%            1/15/2007            200        216
Sprint Capital Corp.                              8.75%            3/15/2032            700        836
Telefonica Europe BV                              7.35%            9/15/2005            250        280
Telefonica Europe BV                              8.25%            9/15/2030            200        269
Telefonos de Mexico SA                            8.25%            1/26/2006            700        786
Thomson Corp.                                     5.75%             2/1/2008            350        381
USA Interactive                                   7.00%            1/15/2013            350        397
Verizon Global Funding Corp.                      6.75%            12/1/2005            800        892
Verizon New Jersey Inc.                          5.875%            1/17/2012            500        557
Verizon New York Inc.                            7.375%             4/1/2032            200        243
Verizon Wireless Inc.                            5.375%           12/15/2006            575        632
Vodafone AirTouch PLC                            7.625%            2/15/2005            500        547
Consumer Cyclical (2.6%)
AOL Time Warner Inc.                             7.625%            4/15/2031            350        401
Arvinmeritor Inc.                                 6.80%            2/15/2009            175        183
Auburn Hills Trust                              12.375%             5/1/2020            115        171
Cendant Corp.                                    6.875%            8/15/2006            290        324
Cendant Corp.                                     6.25%            1/15/2008            225        248
Cendant Corp.                                    7.375%            1/15/2013            100        117
Costco Wholesale Corp.                            5.50%            3/15/2007            225        247
DaimlerChrysler North America Holding Corp.       7.40%            1/20/2005            850        912
DaimlerChrysler North America Holding Corp.       4.75%            1/15/2008            200        204
DaimlerChrysler North America Holding Corp.       4.05%             6/4/2008            250        247

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                                       FACE      MARKET
                                                              MATURITY               AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                COUPON           DATE                (000)       (000)
-------------------------------------------------------------------------------------------------------
DaimlerChrysler North America Holding Corp.       7.75%            1/18/2011            200        228
DaimlerChrysler North America Holding Corp.       7.30%            1/15/2012            625        704
Dayton Hudson Corp.                               6.75%             1/1/2028            250        289
Dayton Hudson Corp.                               6.65%             8/1/2028            400        458
Delphi Corp.                                      6.55%            6/15/2006            100        108
The Walt Disney Co.                              5.375%             6/1/2007            700        763
Federated Department Stores, Inc.                 6.90%             4/1/2029            100        111
Ford Motor Co.                                    7.45%            7/16/2031            850        788
Ford Motor Co.                                    8.90%            1/15/2032            500        523
General Motors Corp.                              8.25%            7/15/2023            100         99
General Motors Corp.                              6.75%             5/1/2028            475        408
General Motors Corp.                             8.375%            7/15/2033            200        197
Harrah's Operating Co. Inc.                      7.125%             6/1/2007            500        562
Kohl's Corp.                                      6.00%            1/15/2033            275        296
Liberty Media Corp.                               7.75%            7/15/2009            650        761
Lowe's Cos., Inc.                                6.875%            2/15/2028            500        591
May Department Stores Co.                         9.75%            2/15/2021             90        121
Pulte Homes Inc.                                 7.875%            6/15/2032            325        399
Sears Roebuck Acceptance Corp.                    7.00%            6/15/2007            200        224
Sears Roebuck Acceptance Corp.                    7.00%             2/1/2011            200        228
Sears Roebuck Acceptance Corp.                    6.70%            4/15/2012            100        113
Sears Roebuck Acceptance Corp.                    7.00%             6/1/2032             50         56
Target Corp.                                      5.40%            10/1/2008          1,000      1,115
Time Warner Entertainment                        8.375%            3/15/2023            350        441
Time Warner Inc.                                  7.75%            6/15/2005            700        768
Time Warner Inc.                                  8.18%            8/15/2007            500        592
Time Warner Inc.                                 6.625%            5/15/2029            100        103
Toys R Us Inc.                                   7.875%            4/15/2013            100        109
Viacom Inc.                                       7.75%             6/1/2005          1,000      1,114
Viacom Inc.                                       6.40%            1/30/2006            200        222
Viacom Inc.                                      5.625%            8/15/2012            200        222
Visteon Corp.                                     7.95%             8/1/2005             50         53
Visteon Corp.                                     8.25%             8/1/2010            100        109
Wal-Mart Stores, Inc.                            4.375%            7/12/2007            275        295
Wal-Mart Stores, Inc.                             7.55%            2/15/2030            300        397
Wal-Mart Stores, Inc. Canada                      5.58%             5/1/2006(2)       1,000      1,098
Wendy's International Inc.                        6.20%            6/15/2014            125        143
Consumer Noncyclical (2.3%)
Abbott Laboratories                              5.625%             7/1/2006            200        221
Albertson's Inc.                                  8.00%             5/1/2031            100        120
Anheuser-Busch Cos., Inc.                         7.10%           12/15/2004            850        896
Anheuser-Busch Cos., Inc.                        7.125%             7/1/2017            150        174
Anheuser-Busch Cos., Inc.                        7.375%             7/1/2023             75         77
Becton, Dickinson & Co.                           4.55%            4/15/2013            100        104
Becton, Dickinson & Co.                           4.90%            4/15/2018            100        105
Bottling Group PLC                               4.625%           11/15/2012(2)         450        467
C.R. Bard, Inc.                                   6.70%            12/1/2026            350        392
Campbell Soup Co.                                 6.75%            2/15/2011            500        588
Cia. Brasil de Bebidas AmBev                     10.50%           12/15/2011            100        111
Coca-Cola Enterprises, Inc.                      6.125%            8/15/2011            100        115
Coca-Cola Enterprises, Inc.                       8.50%             2/1/2022             50         68
Conagra Foods, Inc.                              7.875%            9/15/2010            500        631
Diageo Capital PLC                               3.375%            3/20/2008            450        462
General Mills Inc.                               5.125%            2/15/2007            100        109
Grand Metropolitan Investment Corp.               9.00%            8/15/2011            400        540
HCA Inc.                                          6.95%             5/1/2012            250        266
Imperial Tobacco                                 7.125%             4/1/2009            125        146
International Flavors & Fragrances                6.45%            5/15/2006            300        332
Johnson & Johnson                                 3.80%            5/15/2013             75         75
Johnson & Johnson                                 4.95%            5/15/2033             75         73
Kellogg Co.                                       6.00%             4/1/2006            400        442
Kellogg Co.                                      2.875%             6/1/2008            250        248
Kellogg Co.                                       7.45%             4/1/2031            325        414
Kraft Foods Inc.                                 4.625%            11/1/2006            400        425

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                                       FACE      MARKET
                                                              MATURITY               AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                COUPON           DATE                (000)       (000)
-------------------------------------------------------------------------------------------------------
Kraft Foods Inc.                                 5.625%            11/1/2011             50         54
Kraft Foods Inc.                                  6.50%            11/1/2031            500        548
Kroger Co.                                        7.65%            4/15/2007            225        256
Kroger Co.                                        8.00%            9/15/2029            125        155
McKesson Corp.                                    7.75%             2/1/2012            150        182
Fred Meyer, Inc.                                 7.375%             3/1/2005            500        541
Newell Rubbermaid Inc.                            6.75%            3/15/2012            350        406
Pepsi Bottling Group Inc.                         7.00%             3/1/2029             50         61
Pharmacia Corp.                                   5.75%            12/1/2005          1,000      1,094
Philip Morris Cos. Inc.                           7.00%            7/15/2005            150        160
Philip Morris Cos. Inc.                           7.65%             7/1/2008            225        253
Procter & Gamble Co. ESOP                         9.36%             1/1/2021            500        702
Quest Diagnostic Inc.                             6.75%            7/12/2006            300        334
RJ Reynolds Tobacco Holdings Inc.                 7.25%             6/1/2012            325        328
Safeway, Inc.                                     6.85%            9/15/2004            700        739
Sara Lee Corp.                                    1.95%            6/15/2006            250        250
Sara Lee Corp.                                   6.125%            11/1/2032            250        274
Tenet Healthcare Corp.                           6.375%            12/1/2011            100         95
Tenet Healthcare Corp.                           6.875%           11/15/2031            150        134
Tyson Foods Inc.                                  7.25%            10/1/2006            100        112
Tyson Foods Inc.                                  8.25%            10/1/2011            100        119
UnitedHealth Group Inc.                           5.20%            1/17/2007            400        430
Wellpoint Health Network                         6.375%            1/15/2012            300        343
Wyeth                                            4.125%             3/1/2008            350        365
Wyeth                                             5.25%            3/15/2013            225        238

Energy (1.4%)
Alberta Energy Co. Ltd.                          7.375%            11/1/2031            250        314
Amerada Hess Corp.                                7.30%            8/15/2031            400        463
Anadarko Finance Co.                              7.50%             5/1/2031            100        127
Apache Corp.                                     7.375%            8/15/2047            500        638
Ashland Inc.                                      6.86%             5/1/2009             75         79
Burlington Resources Inc.                         7.40%            12/1/2031            175        222
Canadian Natural Resources                        7.20%            1/15/2032            125        155
Devon Financing Corp.                            7.875%            9/30/2031            225        287
Kerr McGee Corp.                                 7.875%            9/15/2031            225        278
LG Caltex Oil Corp.                               7.75%            7/25/2011(2)         200        232
Marathon Oil Corp.                                6.80%            3/15/2032            325        363
Occidental Petroleum                              7.20%             4/1/2028            150        181
PanCanadian Energy Corp.                          7.20%            11/1/2031            250        300
Pemex Project Funding Master Trust               7.875%             2/1/2009            250        285
Pemex Project Funding Master Trust               7.375%           12/15/2014            250        272
Petroleos Mexicanos                               6.50%             2/1/2005          1,000      1,064
Petroliam Nasional Bhd.                          7.625%           10/15/2026(2)         500        574
PF Export Receivables Master Trust                6.60%            12/1/2011(1)(2)      500        567
Phillips Petroleum Co.                            8.50%            5/25/2005            700        790
Phillips Petroleum Co.                            8.75%            5/25/2010            650        835
Schlumberger Technology Corp.                     6.50%            4/15/2012(2)         500        575
Suncor Energy Inc.                                7.15%             2/1/2032            300        352
Texaco Capital Corp.                             8.875%             9/1/2021            150        213
Texaco Capital Corp.                             8.625%             4/1/2032            250        372
Tosco Corp.                                       7.25%             1/1/2007            500        569
Technology (0.7%)
Applied Materials, Inc.                           8.00%             9/1/2004            100        107
Arrow Electronics Inc.                           6.875%             7/1/2013             50         50
Avnet Inc.                                        9.75%            2/15/2008            225        253
Computer Associates International                6.375%            4/15/2005            100        106
Computer Sciences Corp.                           5.00%            2/15/2013            250        263
Eastman Kodak Co.                                3.625%            5/15/2008            100        100
First Data Corp.                                 6.375%           12/15/2007            500        578
First Data Corp.                                 5.625%            11/1/2011            500        560
Hewlett-Packard Co.                              3.625%            3/15/2008          1,000      1,026
International Business Machines Corp.             6.45%             8/1/2007            500        574
International Business Machines Corp.            7.125%            12/1/2096            450        552

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                                       FACE      MARKET
                                                              MATURITY               AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                COUPON           DATE                (000)       (000)
-------------------------------------------------------------------------------------------------------
Motorola Inc.                                    7.625%           11/15/2010            425        495
Motorola Inc.                                     8.00%            11/1/2011             50         59
Motorola Inc.                                     7.50%            5/15/2025             75         82
Transportation (0.9%)
American Airlines Inc.
 Pass-Through Certificates                       6.855%            4/15/2009            214        201
American Airlines Inc.
 Pass-Through Certificates                       7.024%           10/15/2009            200        188
Burlington Northern Santa Fe Corp.               7.875%            4/15/2007            400        470
Burlington Northern Santa Fe Corp.                6.75%            3/15/2029            250        283
Canadian National Railway Co.                     6.80%            7/15/2018            450        562
Canadian Pacific Rail                             6.25%           10/15/2011            300        343
Continental Airlines, Inc.
 Pass-Through Certificates                       6.563%            2/15/2012(1)         500        525
Continental Airlines, Inc.
 Pass-Through Certificates                       6.648%            3/15/2019            340        321
Delta Air Lines, Inc.
 Pass-Through Certificates                       7.111%            9/18/2011            500        502
ERAC USA Finance Co.                              7.35%            6/15/2008(2)         500        581
Hertz Corp.                                      7.625%             6/1/2012            450        461
Norfolk Southern Corp.                            7.70%            5/15/2017            450        575
Norfolk Southern Corp.                            7.90%            5/15/2097             50         62
NorthWest Airlines, Inc.
 Pass-Through Certificates                       6.841%             4/1/2011            200        198
Southwest Airlines Co.                            6.50%             3/1/2012            250        280
Union Pacific Corp.                               7.60%             5/1/2005            575        633
Union Pacific Corp.                              7.125%             2/1/2028            150        179
                                                                                              --------
                                                                                                90,865
                                                                                              --------
Utilities (2.5%)
Electric (2.1%)
Alabama Power                                     4.70%            12/1/2010            300        314
Alabama Power                                     5.50%           10/15/2017            350        385
American Electric Power                          5.375%            3/15/2010            150        160
Cincinnati Gas & Electric Co.                     5.70%            9/15/2012             75         82
Commonwealth Edison Co.                           7.50%             7/1/2013            250        314
Commonwealth Edison Co.                           4.70%            4/15/2015             75         77
Consolidated Edison Inc.                         6.625%           12/15/2005          1,000      1,116
Constellation Energy Group Inc.                  6.125%             9/1/2009            200        227
Constellation Energy Group Inc.                   7.00%             4/1/2012            200        233
Consumers Energy Co.                              4.25%            4/15/2008(2)          75         77
Consumers Energy Co.                             5.375%            4/15/2013(2)          75         79
Corporacion Andina de Fomento                     5.20%            5/21/2013            100        102
Detroit Edison                                    6.35%           10/15/2032            700        801
Dominion Resources Capital Trust III              8.40%            1/15/2031            300        382
DPL Inc.                                         6.875%             9/1/2011             50         55
Duke Capital Corp.                                6.75%            2/15/2032            100        102
Duke Energy Corp.                                 6.25%            1/15/2012            300        335
Emerson Electric Co.                             4.625%           10/15/2012          1,000      1,049
Energy East Corp.                                 6.75%            6/15/2012            150        172
Entergy Gulf States, Inc.                         3.60%             6/1/2008(2)         100         99
Firstenergy Corp.                                 5.50%           11/15/2006            250        268
Firstenergy Corp.                                7.375%           11/15/2031            400        450
Florida Power & Light                            6.875%            12/1/2005            500        559
Georgia Power Co.                                5.125%           11/15/2012            150        161
HQI Transelec Chile SA                           7.875%            4/15/2011            500        580
Israel Electric Corp. Ltd.                        7.95%            5/30/2011(2)         250        279
MidAmerican Energy Co.                            6.75%           12/30/2031            425        486
National Rural Utilities
 Cooperative Finance Corp.                        6.50%             3/1/2007             75         84
National Rural Utilities
 Cooperative Finance Corp.                        6.20%             2/1/2008            450        513
National Rural Utilities
 Cooperative Finance Corp.                        5.75%            8/28/2009            250        278
National Rural Utilities
 Cooperative Finance Corp.                        7.25%             3/1/2012            100        120
National Rural Utilities
 Cooperative Finance Corp.                        8.00%             3/1/2032            200        262
Nisource Finance Corp.                           7.875%           11/15/2010            100        118
Oncor Electric Delivery                          6.375%            1/15/2015(2)         150        170
Oncor Electric Delivery                           7.25%            1/15/2033(2)         150        177
PacifiCorp                                        6.90%           11/15/2011            500        601
PacifiCorp                                        7.70%           11/15/2031            100        128
Pepco Holdings Inc.                               6.45%            8/15/2012             75         85
Progress Energy Inc.                              6.05%            4/15/2007            300        331
Progress Energy Inc.                              7.10%             3/1/2011            350        408

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                                       FACE      MARKET
                                                              MATURITY               AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                COUPON           DATE                (000)       (000)
-------------------------------------------------------------------------------------------------------
PSEG Power Corp.                                 6.875%            4/15/2006            350        388
PSEG Power Corp.                                  7.75%            4/16/2007(2)         100        108
PSEG Power Corp.                                  7.75%            4/15/2011            100        119
PSEG Power Corp.                                 8.625%            4/15/2031            125        161
Southwestern Electric Power                       4.50%             7/1/2005            375        391
Virginia Electric & Power Co.                    5.375%             2/1/2007            350        383
Virginia Electric & Power Co.                     6.75%            10/1/2023            500        499
XCEL Energy Inc.                                  7.00%            12/1/2010             75         88

Natural Gas (0.4%)
Columbia Energy Group                             7.62%           11/28/2025            100        110
Consolidated Natural Gas                         5.375%            11/1/2006            500        546
Duke Energy Field Services                        7.50%            8/16/2005            500        546
Enron Corp.                                     7.125%*            5/15/2007            150         29
Enron Corp.                                     6.875%*           10/15/2007            500         96
Enterprise Products                               7.50%             2/1/2011            350        412
Enterprise Products                              6.875%             3/1/2033(2)         100        112
HNG Internorth                                  9.625%*            3/15/2006            500         96
Keyspan Corp.                                     7.25%           11/15/2005            400        448
Kinder Morgan Energy Partners, LP                 7.30%            8/15/2033            250        298
Texas Gas Transmission                            4.60%             6/1/2015(2)         100         98
Yosemite Security Trust                          8.25%*           11/15/2004(2)         775        202
                                                                                               -------
                                                                                                17,349
                                                                                               -------
-------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (Cost $246,083)                                                                               263,044
-------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED) (2.0%)
-------------------------------------------------------------------------------------------------------
Federation of Malaysia                            8.75%             6/1/2009            400        509
Province of Newfoundland                          9.00%             6/1/2019            300        428
Province of Newfoundland                          7.32%           10/13/2023            150        194
Province of Ontario                               5.50%            10/1/2008            500        565
Province of Ontario                              5.125%            7/17/2012            700        776
Province of Quebec                                5.00%            7/17/2009          1,650      1,811
Province of Saskatchewan                          8.00%            7/15/2004            550        580
Province of Saskatchewan                         7.125%            3/15/2008            200        238
Republic of Chile                                5.625%            7/23/2007            775        841
Republic of El Salvador                           8.25%            4/10/2032(2)         200        195
Republic of Finland                              7.875%            7/28/2004            350        375
Republic of Italy                                4.375%           10/25/2006            800        863
Republic of Italy                                3.625%            9/14/2007            600        631
Republic of Italy                                5.625%            6/15/2012          1,250      1,439
Republic of Italy                                4.375%            6/15/2013            200        210
Republic of Italy                                5.375%            6/15/2033            200        213
Republic of Portugal                              5.75%            10/8/2003            650        658
Republic of South Africa                         8.375%           10/17/2006            350        413
Republic of South Africa                          8.50%            6/23/2017            100        122
State of Israel                                  4.625%            6/15/2013             75         73
United Mexican States                            8.625%            3/12/2008            125        150
United Mexican States                            4.625%            10/8/2008            200        204
United Mexican States                            8.375%            1/14/2011          1,500      1,796
United Mexican States                            6.375%            1/16/2013            125        133
United Mexican States                             8.30%            8/15/2031            550        635
United Mexican States                             7.50%             4/8/2033            100        106
-------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
 (Cost $13,173)                                                                                 14,158
-------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.9%)
-------------------------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account--Note F                     1.150%             7/1/2003          3,221      3,221
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account                             1.162%             7/1/2003         16,645     16,645
-------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $19,866) 19,866
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.1%)
 (Cost $673,699)                                                                               711,007
-------------------------------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------------------------------
                                                                                       FACE      MARKET
                                                              MATURITY               AMOUNT      VALUE*
TOTAL BOND MARKET INDEX PORTFOLIO                COUPON           DATE                (000)       (000)
-------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.1%)
-------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                          $ 11,476
Liabilities--Note F                                                                            (26,010)
                                                                                             ---------
                                                                                               (14,534)
                                                                                             ---------

-------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------------------------------
Applicable to 59,967,181 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                    $696,473
=======================================================================================================
NET ASSET VALUE PER SHARE                                                                       $11.61
=======================================================================================================
*See Note A in Notes to Financial Statements.
*Non-income producing security--security in default.
(1)The  average  maturity  is  shorter  than the  final  maturity  shown  due to scheduled interim principal payments.
(2)Security  exempt from  registration  under Rule 144A of the Securities Act of
1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified  institutional  buyers.  At June 30, 2003,  the  aggregate value of these securities was $18,198,000, representing 2.6% of net assets.



--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                               AMOUNT        PER
                                                                (000)      SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                              $648,478     $10.81
Undistributed Net Investment Income                            14,828        .25
Accumulated Net Realized Losses                                (4,141)     (.07)
Unrealized Appreciation                                        37,308        .62
--------------------------------------------------------------------------------
NET ASSETS                                                   $696,473     $11.61
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                               TOTAL BOND MARKET INDEX PORTFOLIO
                                                  SIX MONTHS ENDED JUNE 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                              $ 16,378
 Security Lending                                                             8
--------------------------------------------------------------------------------
 Total Income                                                            16,386
--------------------------------------------------------------------------------
Expenses
 The Vanguard Group--Note B
  Investment Advisory Services                                               50
  Management and Administrative                                             668
  Marketing and Distribution                                                 44
 Custodian Fees                                                              22
 Shareholders' Reports                                                       27
--------------------------------------------------------------------------------
  Total Expenses                                                            811
  Expenses Paid Indirectly--Note C                                           (5)
--------------------------------------------------------------------------------
Net Expenses                                                                806
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    15,580
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                    3,197
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION) OF INVESTMENT SECURITIES                                  7,666
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                              $26,443
--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
TOTAL BOND MARKET INDEX PORTFOLIO

                                        SIX MONTHS ENDED             YEAR ENDED
                                           JUNE 30, 2003          DEC. 31, 2002
                                                   (000)                  (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                          $ 15,580               $ 32,652
 Realized Net Gain (Loss)                          3,197                 (7,270)
 Change in Unrealized Appreciation (Depreciation)  7,666                 23,462
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                      26,443                 48,844
--------------------------------------------------------------------------------
Distributions
 Net Investment Income                           (32,863)               (22,504)
 Realized Capital Gain                                --                     --
--------------------------------------------------------------------------------
  Total Distributions                            (32,863)               (22,504)
--------------------------------------------------------------------------------
Capital Share Transactions1
 Issued                                           90,924                227,086
 Issued in Lieu of Cash Distributions             32,863                 22,504
 Redeemed                                       (108,595)              (121,267)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                     15,192                128,323
--------------------------------------------------------------------------------
 Total Increase (Decrease)                         8,772                154,663
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period                             687,701                533,038
--------------------------------------------------------------------------------
 End of Period                                  $696,473               $687,701
================================================================================
1Shares Issued (Redeemed)
 Issued                                            7,774                 20,062
 Issued in Lieu of Cash Distributions              2,937                  2,080
 Redeemed                                         (9,336)               (10,757)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding    1,375                 11,385
================================================================================

Financial Highlights

Total Bond Market Index Portfolio
---------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended September 30,
                                             Six Months Ended    Year Ended       Oct. 1 to -------------------------------
For a Share Outstanding Throughout Each Period  June 30, 2003 Dec. 31, 2002  Dec. 31, 2001*    2001     2000    1999   1998
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $11.74        $11.29          $11.34  $10.36   $10.34  $11.07 $10.57
---------------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                    .26           .54            .158    .653     .680    .646   .663
 Net Realized and Unrealized Gain (Loss) on Investments   .17           .36           (.208)   .670     .020   (.700)  .500
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        .43           .90           (.050)  1.323     .700   (.054) 1.163
---------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                    (.56)         (.45)             --   (.343)   (.680)  (.646) (.663)
 Distributions from Realized Capital Gains                 --            --              --      --       --   (.030)    --
  Total Distributions                                    (.56)         (.45)             --   (.343)   (.680)  (.676) (.663)
Net Asset Value, End of Period                         $11.61        $11.74          $11.29  $11.34   $10.36  $10.34 $11.07
Total Return                                            3.84%         8.31%          -0.44%  13.05%    7.05%  -0.49% 11.36%
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                    $696          $688            $533    $520     $337    $337   $322
 Ratio of Total Expenses to Average Net Assets        0.24%**         0.24%         0.22%**   0.22%    0.20%   0.23%  0.28%
 Ratio of Net Investment Income to Average Net Assets 4.54%**         5.33%         5.82%**   6.31%    6.63%   6.06%  6.16%
Portfolio Turnover Rate                                 62%**           91%             19%     75%      61%     69%    65%
===========================================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.


Notes to Financial Statements

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.
     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.
     5. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2003, the portfolio had contributed capital of $122,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.12% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

C. The portfolio's custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2003, custodian fee offset arrangements reduced expenses by $5,000.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     The portfolio's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2002, the portfolio had available realized losses of $7,343,000 to offset future net capital gains through December 31, 2010. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2003; should the portfolio realize net capital losses for the year, the losses will be added to the loss carry-forward balances above.
     At June 30, 2003, net unrealized appreciation of investment securities for tax purposes was $37,308,000, consisting of unrealized gains of $39,552,000 on securities that had risen in value since their purchase and $2,244,000 in unrealized losses on securities that had fallen in value since their purchase.

E.  During  the  six  months  ended  June  30,  2003,  the  portfolio  purchased
$56,297,000 of investment securities and sold $41,306,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $239,854,000 and $169,947,000, respectively.

F. The market value of securities on loan to broker/dealers at June 30, 2003, was $13,557,000, for which the portfolio held as collateral cash of $3,221,000 and U.S. government and agency securities with a market value of $10,817,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
VANGUARD(R) HIGH YIELD BOND PORTFOLIO

The High Yield Bond Portfolio returned 10.5% during the first six months of 2003, an excellent result that reflected the exceptional performance of lower-quality bonds. The portfolio's return, though strong in an absolute sense, was well below those of its average mutual fund peer and an unmanaged index of high-yield securities. This is because our fund is generally more conservative than these two comparative measures; it emphasizes the higher-quality end of the below-investment-grade bond market. During a period when many bond investors embraced risk, this bias hurt relative performance.
     The steady decline in interest rates over the past several years has had a significant negative impact on the yields of fixed income investments, and thus on those fixed income investors seeking income. The yield of the 10-year U.S. Treasury note dipped as low as 3.11% during the period. As of June 30, the High Yield Bond Portfolio's yield was 6.51%, down from 8.24% six months earlier.

Risk Was Rewarded During the Half-Year
Within the fixed income arena, the corporate bond market was the place to be during the first six months of 2003, and the riskiest end of the spectrum offered the biggest rewards. As a group, corporate bonds provided six-month returns that were nearly 4 percentage points higher than those of similar-maturity Treasuries, according to Lehman Brothers. The six-month return of 18.5% for the Lehman High Yield Index was truly remarkable.

-----------------------------------------------
TOTAL RETURNS                  SIX MONTHS ENDED
                                  JUNE 30, 2003
-----------------------------------------------
High Yield Bond Portfolio                 10.5%
Average High Current Yield Fund*          14.6
Lehman High Yield Index                   18.5
Lehman Aggregate Bond Index                3.9
-----------------------------------------------
*Derived from data provided by Lipper Inc.

     Investors' increased appetite for risk seemed to stem in part from a desire for higher yields. Naturally, higher yields were found in securities with lower credit ratings. The demand for yield improved the fortunes of several bond-market sectors that had been beaten down over the past year or so. For example, bonds issued by wireless telephone companies performed extremely well during the six months, as did bonds issued by media and cable companies.
     As noted, our performance was terrific on an absolute basis but not on a relative basis. Our higher-quality bias can be a drag on relative performance during some periods, but we believe that it is in the best interest of our shareholders over the long run. At the end of June, more than half of the portfolio's assets were invested in Baa- and Ba-rated bonds, with virtually no exposure to bonds rated below B. See the Report from the Adviser for more details about the high-yield bond market and the portfolio's performance.
     As you review the portfolio's half-year performance, keep in mind that a six-month return does not provide a complete picture of a bond fund's performance. That's because the return reflects only half of the year's interest income, while price changes reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, consider a full year's interest income. Over the past 12 months, the 12.9% total return of the High Yield Bond Portfolio consisted of an income return of 7.5% and a capital return of 5.4%, which reflected increases in the prices of its bonds. It's un-realistic to expect bond prices to register such big gains in the future.
     The relative performance of a fixed income fund is a function of both its portfolio management and its costs. Our portfolio has an annualized expense ratio (operating expenses as a percentage of average net assets) of 0.33%, or $3.30 per $1,000 invested. The portfolio's average peer charges 1.34%. This considerable difference, which has worked to the advantage of our shareholders year after year and particularly over the long run, is more apparent than ever because yields are at such low levels. The simple math is that higher-cost portfolios are consuming an enormous percentage of the income they earn--and that means less for the shareholders.

Maintain Balance for the Long Run
     Just as poor returns are no reason to abandon a particular type of investment, strong performance should not be viewed as a compelling reason to overemphasize a certain security, sector, or asset class. The recent heady run by high-yield bonds may make these securities appear tempting. But giving into this temptation and placing a disproportionate amount of your assets in one risky place is a dangerous gambit.
     The markets move in cycles. Although no one knows when the cycles will turn, it's simple to structure an investment program that allows you to benefit during good times and that provides some protection from the periodic declines. The key is balance and diversification. A balance between stocks and fixed income investments gives you the opportunity to participate in the long-term growth of corporate profits and stock prices; at the same time, you can look to the less volatile returns of bond and money market funds to blunt the impact of the stock market's occasional downturns.
     That's why we advise investors to develop a portfolio of broadly diversified stock, bond, and money market holdings in proportions consistent with their unique goals and circumstances. The High Yield Bond Portfolio can be an important component of such a plan for those who understand--and are willing to shoulder--the risks of investing in lower-quality bonds.
     Thank you for entrusting your hard-earned money to Vanguard.

Report from the Adviser
High Yield Bond Portfolio

The High Yield Bond Portfolio's return for the first six months of 2003 was strong in absolute terms but weak in a relative sense: The portfolio returned 10.5%, lagging well behind the 14.6% return of the average high current yield mutual fund and the 18.5% return of the unmanaged Lehman High Yield Index.


The Investment Environment
The high-yield market has enjoyed a momentous run this year, driven by attractive valuations, declining default rates, slowly improving corporate profits, early evidence of corporate balance-sheet repair, and improved access to capital. The strength of the high-yield market has also resulted from a significant technical factor: large sums of money flowing in as investors seek higher yields.
     Even after eight straight months of positive returns, yields of below-investment-grade bonds remain enticing on a relative basis. This is because yields of high-grade bonds have also fallen. In another positive sign, economic fundamentals are showing signs of improvement. Demand for high-yield debt is at peak levels, as evidenced by inflows into high-yield mutual funds. Investors placed $19 billion into high-yield funds in the first five months of the year, compared with $7 billion for the same period in 2002, according to Strategic Insight. After a slow start in the first quarter, new issuance picked up pace during the April-June quarter, finally meeting the enormous demand.
     With regards to fundamentals, companies have taken advantage of the current low rate environment, as well as the recent easing of bank lending, to put a high priority on reducing the debt on their balance sheets after several years of high default rates. The lower-quality segment of the high-yield market has been especially strong, as many formerly distressed compa nies have been able to work their way out of last year's liquidity crunches. In 2002, distressed bonds amounted to $75 billion of the high-yield market; this total now stands at $10 billion. The result of this can be seen in the fact that BB-rated bonds returned 12.4% for the first six months of the year, while B-rated bonds returned 16.8%. Lower-quality CCC bonds returned an impressive 40.5% for the same period.

--------------------------------------------------------------------------------
Investment Philosophy

The adviser believes a diversified group of high-yielding, medium- and low-quality corporate bonds--selected after rigorous credit assessment--can provide sustainable, high current income as well as some potential for capital growth.
--------------------------------------------------------------------------------

     The difference between the yields of the High Yield Index and the 10-year U.S. Treasury note has tightened substantially this year, decreasing by 295 basis points (2.95 percentage points) to 532 basis points. This narrowing of the risk premium has returned valuation measures to more normal levels. This recent resurgence was enough to offset significant losses posted in the summer and early fall of 2002. The high-yield market finished the last 12 months up 22.8%.
     The overall investment environment in the last six months was in complete contrast to last year. Appetite for risk surged as fiscal and monetary stimuli worked through the system. Increased optimism in the stabilization of the economy as the war ended also contributed to the increased tolerance for risk.
     The composition of the high-yield market may return to its roots as the number of large investment-grade companies falling to junk status slows. Six months ago, we noted that eight out of the top ten issuers in the market were former investment-grade companies. We expect that as the credit cycle improves, several of these former investment-grade companies will recapture their previously higher ratings, leading to higher stock prices and reduced costs of capital. If this happens, more traditional high-yield companies will once again garner the focus of the market.
     It appears as though the capital markets are more willing to supply money to below-investment-grade companies even though there are no clear indications of a sufficient increase in demand for their goods. Investors are anticipating stronger growth that will lead to improved balance sheets and to upgrades in credit ratings.
     We still believe that corporate bonds, in general, have an asymmetrical payoff; their prices can decline much more than they are able to appreciate. A strategy to mitigate this potential erosion of capital is to diversify across issuers and industries to dampen the effects of credit mistakes.


The Portfolio's Performance
Your portfolio follows a relatively high-quality bias by focusing on the "upper tier" of the lower-quality portion of the corporate bond market. Over the long run, this strategy has rewarded investors. However, in rising markets--when risk premiums are narrowing--the upper-tier strategy should be expected to underperform a portfolio of higher-risk bonds, just as it outperformed its peers during the recent negative period. We attempt to find companies with more consistent or stable businesses and greater predictability of cash flows.
     In direct contrast to the market environment at this time last year, avoidance of credit troubles was less essential this period than discovering the winners. In the last six months, the portfolio did not capture the return from distressed companies that had at least temporarily fixed their liquidity issues. Several companies that were on the verge of bankruptcy survived, and their bonds doubled in price.

The Portfolio's Positioning
The portfolio is consistent in its investment objective and strategy. The upper-tier bias described above reflects a higher credit hurdle for acceptance of an issuer into the portfolio. We accept lower yields but expect fewer defaults and better total return than the market. The current strategy is to shift--at the margin--from avoiding trouble to finding opportunity. Our focus continues to be on seeking out attractive yields in the high-yield market while minimizing credit losses. We expect defaults to continue to decline in the future and, consequently, for the risk premium associated with high-yield bonds to narrow. We will continue to strive to minimize credit mistakes in the portfolio while remaining positioned to capture the beneficial effects of an improving economy.
     The portfolio is diversified by issuer and by industry to decrease risk. We avoid emerging-market debt, preferred stocks, and equity-linked securities such as convertibles.


Earl E. McEvoy, Senior Vice President and
Portfolio Manager
Wellington Management Company, llp

July 16, 2003

Portfolio Profile                                      High Yield Bond Portfolio
                                                             As of June 30, 2003

--------------------------------------------------------------------------------
Financial Attributes
                                             Comparative            Broad
                         Portfolio                Index*          Index**
--------------------------------------------------------------------------------
Number of Issues               301                 1,455            7,454
Yield                         6.5%                  8.8%             3.6%
Average Coupon                8.5%                  8.5%             6.0%
Average Maturity         6.6 years             8.2 years        6.7 years
Average Quality                Ba2                    B1              Aaa
Average Duration         4.4 years             4.8 years        4.0 years
Expense Ratio               0.33%Y                    --               --
Cash Investments              3.5%                    --               --
--------------------------------------------------------------------------------

-----------------------------------------------
Distribution by Credit Quality (% of portfolio)

Treasury/Agency            5.0%
Aaa                        0.0
Aa                         0.0
A                          0.0
Baa                        5.2
Ba                        46.0
B                         43.4
Not Rated                  0.4
-----------------------------------------------
Total                    100.0%
-----------------------------------------------

--------------------------------------------------------------------
Volatility Measures

            Comparative                                     Broad
              Portfolio     Index*         Portfolio      Index**
--------------------------------------------------------------------
R-Squared          0.91       1.00              0.00         1.00
Beta               0.66       1.00             -0.11         1.00
--------------------------------------------------------------------

------------------------------------------
Distribution by Maturity (% of portfolio)

Under 1 Year                        0.0%
1-5 Years                          24.5
5-10 Years                         73.4
10-20 Years                         1.8
20-30 Years                         0.3
------------------------------------------
Total                             100.0%
------------------------------------------

-----------------------------------------------
Distribution by Issuer (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed    0.0%
Finance                                    3.5
Foreign                                    0.0
Government Mortgage-Backed                 0.0
Industrial                                82.8
Treasury/Agency                            5.0
Utilities                                  5.2
-----------------------------------------------
Cash Investments                           3.5%
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------


---------------------------------------
Investment Focus
[Chart]

Credit Quality - Below Investment-Grade
Average Maturity - Medium
---------------------------------------

*Lehman High Yield Index.
**Lehman Aggregate Bond Index.
YAnnualized.


Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

Performance Summary                                    High Yield Bond Portfolio
                                                             As of June 30, 2003

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) June 3, 1996-June 30, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns
shown  do  not  reflect  taxes  that  a  shareholder   would  pay  on  portfolio
distributions or on the redemption of portfolio shares.
[Chart]
Fiscal Year     High Yield    MSCI All Country World Index Free
1996                 9           7.3
1997              12.1          12.8
1998               4.1           1.9
1999               2.9           2.4
2000              -2.1          -5.9
2001               3.3           5.3
2002               1.5          -1.4
2003*             10.5          18.5
--------------------------------------------------------------------------------
*Six months ended June 30, 2003.
Note: See Financial Highlights table for dividend and capital gains information.

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2003

                                                           Since Inception
                                          One    Five --------------------------
                      Inception Date     Year   Years  Capital  Income   Total
--------------------------------------------------------------------------------
High Yield Bond Portfolio   6/3/1996   12.95%   3.10%   -2.28%   8.01%   5.73%
--------------------------------------------------------------------------------

Financial Statements June 30, 2003 (unaudited)
Statement of Net Assets
-----------------------------------------------------------------------------------------
                                                                         Face     Market
                                                         Maturity      Amount     Value*
High Yield Bond Portfolio                Coupon              Date       (000)      (000)
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (5.0%)
U.S. Treasury Note                       6.875%         5/15/2006       3,465      3,972
U.S. Treasury Note                       6.625%         5/15/2007       3,510      4,107
U.S. Treasury Note                       5.625%         5/15/2008       1,790      2,053
U.S. Treasury Note                        5.50%         5/15/2009       2,800      3,226
U.S. Treasury Note                        5.75%         8/15/2010         615        720
-----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
 (Cost $13,299)                                                                   14,078
-----------------------------------------------------------------------------------------
CORPORATE BONDS (91.5%)
-----------------------------------------------------------------------------------------
Finance (3.5%)
Banking (1.3%)
Chevy Chase Savings Bank                  9.25%         12/1/2008         500        503
Sovereign Bancorp, Inc.                  10.50%        11/15/2006       1,150      1,431
Western Financial Bank                   9.625%         5/15/2012       1,570      1,696

Finance Companies (1.2%)
R.H. Donnelley Finance Corp.             8.875%        12/15/2010(1)    1,170      1,287
UCAR Finance, Inc.                       10.25%         2/15/2012       2,005      1,965

Insurance
Fairfax Financial Holdings, Inc.         6.875%         4/15/2008          95         90

Real Estate Investment Trusts (0.7%)
CBRE Escrow Inc.                          9.75%         5/15/2007(1)      205        215
Felcor Lodging LP                         9.50%         9/15/2008         510        530
Host Marriott LP                          9.50%         1/15/2007         670        725
Starwood Hotel Resorts                   7.875%          5/1/2012         470        515

-----------------------------------------------------------------------------------------
                                                                         Face     Market
                                                         Maturity      Amount     Value*
High Yield Bond Portfolio                Coupon              Date       (000)      (000)
-----------------------------------------------------------------------------------------
Other (0.3%)
Armkel Finance, Inc.                      9.50%         8/15/2009         870        983
                                                                                ---------
                                                                                   9,940
                                                                                ---------
Industrial (82.8%)
Basic Industry (17.8%)
AK Steel Corp.                           7.875%         2/15/2009       1,250      1,075
AK Steel Corp.                            7.75%         6/15/2012         845        706
ARCO Chemical Co.                         9.80%          2/1/2020       1,500      1,335
Abitibi-Consolidated Inc.                 8.55%          8/1/2010       1,760      2,001
Advanced Medical Optics                   9.25%         7/15/2010         800        868
Armco, Inc.                               9.00%         9/15/2007         500        450
CSK Auto, Inc.                           12.00%         6/15/2006         305        339
Caraustar Industries, Inc.               7.375%          6/1/2009         300        302
Caraustar Industries, Inc.               9.875%          4/1/2011       1,590      1,701
Century Aluminum Co.                     11.75%         4/15/2008       1,275      1,288
Delco Remy International Inc.            8.625%        12/15/2007         230        216
Dex Media East LLC                       9.875%        11/15/2009         530        598
Dillards Inc.                             7.13%          8/1/2018         240        213
FMC Corp.                                10.25%         11/1/2009         170        192
Georgia Pacific Corp.                    8.875%          2/1/2010(1)      520        562
Georgia Pacific Corp.                    8.125%         5/15/2011       1,295      1,334
Georgia Pacific Corp.                    9.375%          2/1/2013(1)    1,400      1,540
Graphic Packaging Corp.                  8.625%         2/15/2012         125        129
Hercules Inc.                           11.125%        11/15/2007         385        447
Houghton Mifflin Co.                      8.25%          2/1/2011(1)    1,515      1,617
IMC Global, Inc.                         7.625%         11/1/2005          20         21
IMC Global, Inc.                        10.875%          6/1/2008       1,015      1,051
IMC Global, Inc.                         11.25%          6/1/2011(1)      750        776
IMC Global, Inc.                         11.25%          6/1/2011         420        435
JohnsonDiversey Inc.                     9.625%         5/15/2012         835        927
Kennametal Inc.                           7.20%         6/15/2012       1,330      1,460
Lear Corp.                                7.96%         5/15/2005       1,000      1,072
Lear Corp.                                8.11%         5/15/2009       2,530      2,916
Lodgenet Entertainment Corp.              9.50%         6/15/2013         180        186
Longview Fibre Co.                       10.00%         1/15/2009       1,000      1,102
Lyondell Chemical Co.                    9.625%          5/1/2007       1,045      1,029
Lyondell Chemical Co.                     9.50%        12/15/2008         655        629
Manor Care Inc.                           8.00%          3/1/2008         135        153
MDP Acquisitions                         9.625%         10/1/2012         355        392
Methanex Corp.                            8.75%         8/15/2012         855        958
National Waterworks Inc.                 10.50%         12/1/2012         120        133
Nova Chemicals Corp.                      7.00%         5/15/2006         165        173
Nova Chemicals Ltd.                       7.00%         9/15/2005          75         78
Noveon, Inc.                             11.00%         2/28/2011       1,265      1,417
Omnova Solutions Inc.                    11.25%          6/1/2010(1)      295        325
Oregon Steel Mills, Inc.                 10.00%         7/15/2009         790        719
Pacifica Papers Inc.                     10.00%         3/15/2009         710        756
Peabody Energy Corp.                     6.875%         3/15/2013(1)      915        961
Premcor Refining Group                    9.50%          2/1/2013       1,265      1,398
Quebecor Media Inc.                     11.125%         7/15/2011       2,260      2,599
Reliant Resources Inc.                    9.25%         7/15/2010(1)    1,405      1,430
Rogers Cable Inc.                         6.25%         6/15/2013(1)      325        325
Ryerson Tull, Inc.                       9.125%         7/15/2006         500        493
Ryland Group, Inc.                       9.125%         6/15/2011         640        726
Steel Dynamics, Inc.                      9.50%         3/15/2009         770        809
Stone Container                           9.25%          2/1/2008       1,000      1,087
Stone Container                           9.75%          2/1/2011       1,575      1,717
Tembec Industries Inc.                    8.50%          2/1/2011       1,795      1,777
Texas Industries Inc.                    10.25%         6/15/2007(1)      665        692
U.S. Steel LLC                           10.75%          8/1/2008       2,485      2,622

Capital Goods (7.6%)
American Standard Cos. Inc.              7.375%          2/1/2008       1,890      2,091
American Standard Cos. Inc.              7.625%         2/15/2010         210        238
Ball Corp.                                7.75%          8/1/2006       1,465      1,604

-----------------------------------------------------------------------------------------
                                                                         Face     Market
                                                         Maturity      Amount     Value*
High Yield Bond Portfolio                Coupon              Date       (000)      (000)
-----------------------------------------------------------------------------------------
K & F Industries, Inc.                    9.25%        10/15/2007         750        785
L-3 Communications Corp.                 7.625%         6/15/2012         950      1,045
NMHG Holding Co.                         10.00%         5/15/2009         770        847
Owens-Brockway Glass                     8.875%         2/15/2009         705        765
Owens-Brockway Glass                      7.75%         5/15/2011(1)      890        937
Owens-Illinois, Inc.                      8.10%         5/15/2007       2,570      2,634
SPX Corp.                                 7.50%          1/1/2013         685        736
Silgan Holding Inc.                       9.00%          6/1/2009       1,575      1,630
Tyco International Group SA              6.375%         2/15/2006         255        271
Tyco International Group SA               5.80%          8/1/2006         140        147
Tyco International Group SA              6.125%         1/15/2009         510        538
Tyco International Group SA               6.75%         2/15/2011         505        544
Tyco International Group SA              6.375%        10/15/2011       2,540      2,667
Waste Management, Inc.                   6.875%         5/15/2009       1,545      1,798
Waste Management, Inc.                   7.375%          8/1/2010       1,460      1,745
Waste Management, Inc.                   6.375%        11/15/2012         235        267

Communication (11.4%)
British Sky Broadcasting                  8.20%         7/15/2009       2,440      2,851
CSC Holdings, Inc.                       7.875%        12/15/2007         980      1,000
CSC Holdings, Inc.                       8.125%         7/15/2009         240        248
CSC Holdings, Inc.                       8.125%         8/15/2009       1,170      1,199
CSC Holdings, Inc.                       7.625%          4/1/2011       1,220      1,238
CSC Holdings, Inc.                       9.875%         2/15/2013       1,000      1,020
Comcast Cable Communications, Inc.       6.875%         6/15/2009         995      1,143
Cox Communications Inc.                   7.75%         11/1/2010         450        547
Cox Communications Inc.                   6.75%         3/15/2011         305        354
Cox Communications Inc.                  7.125%         10/1/2012         160        191
DirecTV Holdings                         8.375%         3/15/2013(1)    1,415      1,581
EchoStar DBS Corp.                       9.125%         1/15/2009       1,160      1,296
EchoStar DBS Corp.                       9.375%          2/1/2009       2,750      2,936
Emmis Communications Corp.               8.125%         3/15/2009         790        826
Entravision Communications Corp.         8.125%         3/15/2009         170        177
Insight Midwest LP                        9.75%         10/1/2009         750        795
Insight Midwest LP                       10.50%         11/1/2010       1,020      1,122
Lamar Media Corp.                         7.25%          1/1/2013         155        165
Lamar Media Corp.                         7.25%          1/1/2013(1)      150        160
Lenfest Communications, Inc.             8.375%         11/1/2005         900      1,015
Lin Television Corp.                      8.00%         1/15/2008         995      1,070
Lin Television Corp.                      6.50%         5/15/2013(1)      880        882
Mastec, Inc.                              7.75%          2/1/2008       1,000        905
Mediacom Broadband LLC                   11.00%         7/15/2013         750        840
Mediacom LLC/Mediacom Capital Corp.       9.50%         1/15/2013       1,375      1,464
Primedia, Inc.                           7.625%          4/1/2008         585        597
Radio One, Inc.                          8.875%          7/1/2011         845        932
Sinclair Broadcast Group                  8.75%        12/15/2011         325        358
Sinclair Broadcast Group                  8.00%         3/15/2012         125        134
Sinclair Broadcast Group                  8.00%         3/15/2012(1)      135        145
Triton PCS Inc.                           8.50%          6/1/2008(1)      350        376
Triton PCS Inc.                          9.375%          2/1/2011         400        412
Triton PCS Inc.                           8.75%        11/15/2011         200        200
Univision Communications Inc.             7.85%         7/15/2011         555        657
Vivendi Universal SA                      9.25%         4/15/2010(1)    1,770      2,053
World Color Press, Inc.                  8.375%        11/15/2008       1,000      1,075

Consumer Cyclical (15.4%)
AOL Time Warner Inc.                      6.75%         4/15/2011         225        256
AOL Time Warner Inc.                     6.875%          5/1/2012       1,370      1,566
AT&T Corp.-Liberty Media Corp.           7.875%         7/15/2009         300        354
Allied Waste North America Inc.          7.625%          1/1/2006       1,725      1,790
Allied Waste North America Inc.          8.875%          4/1/2008       2,120      2,305
Allied Waste North America Inc.           8.50%         12/1/2008         225        242
Allied Waste North America Inc.          7.875%         4/15/2010         420        440
Beazer Homes USA, Inc.                   8.625%         5/15/2011         860        950
Beazer Homes USA, Inc.                   8.375%         4/15/2012         545        602

-----------------------------------------------------------------------------------------
                                                                         Face     Market
                                                         Maturity      Amount     Value*
High Yield Bond Portfolio                Coupon              Date       (000)      (000)
-----------------------------------------------------------------------------------------
Constellation Brands Inc.                8.125%         1/15/2012         615        664
Cummins Inc.                              9.50%         12/1/2010(1)      495        557
Dana Corp.                              10.125%         3/15/2010         910      1,001
Dana Corp.                                9.00%         8/15/2011       2,390      2,587
Dura Operating Corp.                      9.00%          5/1/2009         500        460
Dura Operating Corp.                     8.625%         4/15/2012       1,125      1,162
The Gap Inc.                             10.55%        12/15/2008       2,100      2,551
Goodyear Tire & Rubber                   7.857%         8/15/2011       1,210        895
Harrah's Operating Co., Inc.             7.875%        12/15/2005         875        949
Harrah's Operating Co., Inc.              8.00%          2/1/2011         870      1,041
Hasbro, Inc.                              8.50%         3/15/2006         475        523
Hasbro, Inc.                              6.15%         7/15/2008          55         57
D.R. Horton, Inc.                         9.75%         9/15/2010         100        116
D R. Horton, Inc.                        9.375%         3/15/2011         955      1,051
D.R. Horton, Inc.                        7.875%         8/15/2011         640        710
D.R. Horton, Inc.                        6.875%          5/1/2013         135        143
Interface, Inc.                         10.375%          2/1/2010         460        437
Iron Mountain, Inc.                      8.625%          4/1/2013       1,565      1,686
Iron Mountain, Inc.                       7.75%         1/15/2015         325        345
KB Home                                  8.625%        12/15/2008         585        661
KB Home                                   7.75%          2/1/2010         310        335
KB Home                                   9.50%         2/15/2011         265        298
Kaufman & Broad Home Corp.                7.75%        10/15/2004         500        523
Mandalay Resorts Group                   10.25%          8/1/2007       1,029      1,158
Mandalay Resorts Group                   9.375%         2/15/2010       1,315      1,483
Navistar International Corp.             9.375%          6/1/2006         865        928
Oxford Industries Inc.                   8.875%          6/1/2011(1)       90         94
Park Place Entertainment                  8.50%        11/15/2006         145        160
Park Place Entertainment                 8.875%         9/15/2008         600        662
Park Place Entertainment                  7.00%         4/15/2013         605        649
Park Place Entertainment                  7.00%         4/15/2013(1)      445        477
J.C. Penney & Co., Inc.                   7.60%          4/1/2007       1,080      1,129
J.C. Penney & Co., Inc.                  7.375%         8/15/2008         425        440
J.C. Penney & Co., Inc.                   8.00%          3/1/2010         520        546
Rite Aid Corp.                           8.125%          5/1/2010(1)      265        277
Rite Aid Corp.                            9.50%         2/15/2011(1)    1,475      1,597
Scotts Co.                               8.625%         1/15/2009         610        653
Standard Pacific Corp.                    8.50%         6/15/2007         500        514
Standard Pacific Corp.                    8.00%         2/15/2008         340        355
Standard Pacific Corp.                    9.50%         9/10/2008          15         17
Standard Pacific Corp.                    8.50%          4/1/2009         100        107
Standard Pacific Corp.                   6.875%         5/15/2011(1)      445        465
Standard Pacific Corp.                    7.75%         3/15/2013         555        583
TRW Automotive Inc.                      9.375%         2/15/2013(1)    1,535      1,673
Time Warner, Inc.                        9.125%         1/15/2013         275        352
Toll Corp.                                7.75%         9/15/2007         750        776
True Temper Sports, Inc.                10.875%         12/1/2008         500        533
Yum! Brands Inc.                          7.70%          7/1/2012         380        431

Consumer Noncyclical (7.3%)
AmerisourceBergen Corp.                  8.125%          9/1/2008         850        937
AmerisourceBergen Corp.                   7.25%        11/15/2012         450        489
Apogent Technologies Inc.                 6.50%         5/15/2013(1)      160        165
Beverly Enterprises Inc.                  9.00%         2/15/2006         530        517
Beverly Enterprises Inc.                 9.625%         4/15/2009       1,130      1,090
Canwest Media                           10.625%         5/15/2011         670        767
Columbia/HCA Healthcare Corp.             7.25%         5/20/2008       1,270      1,409
Dole Foods Inc.                          8.875%         3/15/2011(1)      790        837
Fisher Scientific International          8.125%          5/1/2012         680        734
Fisher Scientific International          8.125%          5/1/2012(1)      740        799
HCA Inc.                                  8.75%          9/1/2010       1,200      1,419
HCA Inc.                                  6.30%         10/1/2012         570        583
Mail-Well Corp.                          9.625%         3/15/2012       1,300      1,375
Omnicare, Inc.                           8.125%         3/15/2011       1,370      1,497
Omnicare, Inc.                           6.125%          6/1/2013         170        174

-----------------------------------------------------------------------------------------
                                                                         Face     Market
                                                         Maturity      Amount     Value*
High Yield Bond Portfolio                Coupon              Date       (000)      (000)
-----------------------------------------------------------------------------------------
Owens & Minor, Inc.                       8.50%         7/15/2011         870        959
Pathmark Stores, Inc.                     8.75%          2/1/2012         490        507
Playtex Products, Inc.                   9.375%          6/1/2011         615        615
Radiologix, Inc.                         10.50%        12/15/2008         700        665
Sealy Mattress, Inc.                     9.875%        12/15/2007         260        257
Sybron Dental Specialties                8.125%         6/15/2012          70         75
Tenet Healthcare Corp.                   6.375%         12/1/2011         415        392
Tenet Healthcare Corp.                    6.50%          6/1/2012         135        128
Tenet Healthcare Corp.                   7.375%          2/1/2013         630        617
Triad Hospitals Holdings, Inc.           11.00%         5/15/2009       1,035      1,154
Triad Hospitals, Inc.                     8.75%          5/1/2009       1,815      1,960
Tricon Global                            8.875%         4/15/2011         435        509

Energy (4.8%)
Airgas, Inc.                             9.125%         10/1/2011         695        778
Chesapeake Energy Corp.                  8.125%          4/1/2011       1,415      1,525
Chesapeake Energy Corp.                   9.00%         8/15/2012         210        235
Clark Refining & Marketing, Inc.         8.375%        11/15/2007         390        396
Forest Oil Corp.                          8.00%        12/15/2011         675        729
Forest Oil Corp.                          7.75%          5/1/2014         650        679
Frontier Oil Corp.                       11.75%        11/15/2009         140        154
Magnum Hunter Resources Inc.              9.60%         3/15/2012       1,260      1,392
Parker Drilling Co.                       9.75%        11/15/2006       1,245      1,276
Pioneer Natural Resources Co.            9.625%          4/1/2010       1,350      1,654
Pioneer Natural Resources Co.             7.50%         4/15/2012         770        886
Pride Petroleum Services, Inc.           9.375%          5/1/2007         950        981
Tesoro Petroleum Corp.                    8.00%         4/15/2008(1)      305        314
Tesoro Petroleum Corp.                   9.625%         11/1/2008         732        681
Tesoro Petroleum Corp.                   9.625%          4/1/2012         145        133
Westport Resources Corp.                  8.25%         11/1/2011         225        24
Westport Resources Corp.                  8.25%         11/1/2011(1)       35         38
XTO Energy Inc.                           7.50%         4/15/2012         650        744
XTO Energy Inc.                           6.25%         4/15/2013(1)      715        761

Internet & Data (0.7%)
Avaya Inc.                              11.125%          4/1/2009       1,825      1,998

Technology (5.8%)
Amkor Technology Inc.                     9.25%         2/15/2008       1,970      2,039
Amkor Technology Inc.                     7.75%         5/15/2013(1)      110        103
Fairchild Semiconductor Corp.           10.375%         10/1/2007         240        253
Fairchild Semiconductor Corp.            10.50%          2/1/2009       1,810      2,018
Moore North American Finance             7.875%         1/15/2011(1)      990      1,035
NDC Health Corp.                         10.50%         12/1/2012(1)      590        636
Nortel Networks Ltd.                     6.125%         2/15/2006       1,060      1,028
Sanmina SCI Corp.                       10.375%         1/15/2010(1)    1,930      2,142
Solectron Corp.                          9.625%         2/15/2009       2,180      2,333
Thomas & Betts                            7.25%          6/1/2008          80         81
Unisys Corp.                             7.875%          4/1/2008       1,000      1,035
Unisys Corp.                             6.875%         3/15/2010         130        135
Xerox Corp.                               9.75%         1/15/2009(1)    2,750      3,087
Xerox Corp.                              7.125%         6/15/2010         285        287

Telecommunications (4.2%)
Corus Entertainment, Inc.                 8.75%          3/1/2012       1,370      1,473
Fairpoint Communications                11.875%          3/1/2010(1)      140        162
GCI, Inc.                                 9.75%          8/1/2007         500        508
Nextel Communications                    9.375%        11/15/2009       1,165      1,258
Nextel Communications                     9.50%          2/1/2011       3,325      3,682
Qwest Communications International Inc.  8.875%         3/15/2012(1)    1,260      1,405
Rogers Cantel, Inc.                       8.30%         10/1/2007         700        718
Rogers Communications                    8.875%         7/15/2007         800        824
Rogers Wireless Inc.                     9.625%          5/1/2011       1,530      1,752
Shaw Communications Inc.                  8.25%         4/11/2010         110        118
Shaw Communications Inc.                  7.25%          4/6/2011          55         58

-----------------------------------------------------------------------------------------
                                                                         Face     Market
                                                         Maturity      Amount     Value*
High Yield Bond Portfolio                Coupon              Date       (000)      (000)
-----------------------------------------------------------------------------------------
Transportation (1.3%)
Delta Air Lines, Inc.                     7.90%        12/15/2009         355        286
Delta Air Lines, Inc.                   10.375%        12/15/2022         400        310
Delta Air Lines, Inc.                     8.30%        12/15/2029       1,100        803
Kansas City Southern Industries, Inc.     9.50%         10/1/2008         600        671
Kansas City Southern Industries, Inc.     7.50%         6/15/2009         655        678
Sequa Corp.                               9.00%          8/1/2009         760        806

Other (6.5%)
Alaris Medical Inc.                       7.25%          7/1/2011         225        229
Arch Western Finance                      6.75%          7/1/2013(1)      735        752
Aztar Corp.                               9.00%         8/15/2011         750        812
Bowater Canada Finance                    7.95%        11/15/2011         905        981
Case Corp.                                7.25%          8/1/2005         695        695
Compass Minerals Group                   10.00%         8/15/2011       1,000      1,120
Coventry Health Care Inc.                8.125%         2/15/2012         545        594
Fluor Corp.                               6.95%          3/1/2007         640        614
Frontier Escrow Corp.                     8.00%         4/15/2013(1)      375        393
Georgia Gulf Corp.                      10.375%         11/1/2007         850        905
MGM Mirage, Inc.                          8.50%         9/15/2010       2,960      3,478
Newfield Exploration Co.                  7.45%        10/15/2007         750        823
Newfield Exploration Co.                 8.375%         8/15/2012         665        751
Norske Skog Canada                       8.625%         6/15/2011       1,285      1,336
Remington Arms                           10.50%          2/1/2011(1)      165        169
Resolution Performance Products LLC       9.50%         4/15/2010(1)      320        333
Station Casinos, Inc.                    9.875%          7/1/2010       1,697      1,884
Werner Holdings Co., Inc.                10.00%        11/15/2007         650        660
Wesco Distribution Inc.                  9.125%          6/1/2008         650        608
Winn-Dixie Stores, Inc.                  8.875%          4/1/2008       1,260      1,348
                                                                               ----------
                                                                                 233,264
                                                                               ----------
Utilities (5.2%)

Electric (3.7%)
AES Corp.                                 9.50%          6/1/2009         625        634
CMS Energy Corp.                          7.50%         1/15/2009       1,615      1,599
CMS Energy Corp.                          8.50%         4/15/2011       1,000      1,040
Calpine Corp.                            8.625%         8/15/2010         540        405
Calpine Corp.                             8.50%         2/15/2011         655        491
Centerpoint Energy Resources             7.875%          4/1/2013(1)    1,125      1,294
El Paso Electric Co.                      8.90%          2/1/2006       1,000      1,110
Nevada Power Co.                        10.875%        10/15/2009         225        254
Public Service Co. of New Mexico          7.50%          8/1/2018         575        658
Southern California Edison                8.00%         2/15/2007(1)      750        819
Western Resources, Inc.                  6.875%          8/1/2004         400        401
Western Resources, Inc.                   9.75%          5/1/2007       1,400      1,561
Western Resources, Inc.                  7.125%          8/1/2009         230        230
Natural Gas (1.0%)
ANR Pipeline Co.                         8.875%         3/15/2010(1)    1,130      1,237
Key Energy Services Inc.                 6.375%          5/1/2013         155        159
Pride International Inc.                 10.00%          6/1/2009         210        229
Semco Energy Inc.                        7.125%         5/15/2008(1)      100        104
Semco Energy Inc.                         7.75%         5/15/2013(1)       85         90
Southern National Gas                    8.875%         3/15/2010(1)      895        982

Other (0.5%)
Avista Corp.                              9.75%          6/1/2008       1,085      1,248
                                                                                ---------
                                                                                  14,545
                                                                                ---------
-----------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (Cost $242,986)                                                                 257,749
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                         Face     Market
                                                         Maturity      Amount     Value*
High Yield Bond Portfolio                Coupon              Date       (000)      (000)
-----------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.1%)
-----------------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account                      1.16%          7/1/2003       7,020      7,020
Collateralized by U.S. Government Obligations in a
 Pooled Cash Account--Note F              1.16%          7/1/2003      10,245     10,245
-----------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $17,265)                                                                   17,265
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS(102.6%)
 (Cost $273,550)                                                                 289,092
-----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.6%)
-----------------------------------------------------------------------------------------
Other Assets--Note C                                                               7,051
Security Lending Collateral Payable to Brokers--Note F                           (10,245)
Other Liabilities                                                                 (4,277)
                                                                               ----------
                                                                                  (7,471)
                                                                               ----------
-----------------------------------------------------------------------------------------
NET ASSETS                                                                         (100%)
-----------------------------------------------------------------------------------------
Applicable to 33,307,931 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                      $281,621
-----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                          $8.46
=========================================================================================
*See Note A in Notes to Financial Statements.
(1)Security  exempt from  registration  under Rule 144A of the Securities Act of
1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified  institutional  buyers.  At June 30, 2003,  the  aggregate value of these securities was $38,661,000, representing 13.7% of net assets.

--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                         Amount             Per
                                                          (000)           Share
--------------------------------------------------------------------------------
Paid-in Capital                                        $310,265           $9.32
Undistributed Net Investment Income                       9,008             .27
Accumulated Net Realized Losses                         (53,194)          (1.60)
Unrealized Appreciation                                  15,542             .47
NET ASSETS                                             $281,621           $8.46
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

--------------------------------------------------------------------------------
                                                      High Yield Bond Portfolio
                                                 Six Months Ended June 30, 2003
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Interest                                                                $ 9,786
Security Lending                                                             28
--------------------------------------------------------------------------------
Total Income                                                              9,814
--------------------------------------------------------------------------------
Expenses
Investment Advisory Fees--Note B                                             75
The Vanguard Group--Note C
Management and Administrative                                               285
Marketing and Distribution                                                   15
Custodian Fees                                                                7
Shareholders' Reports                                                        15
--------------------------------------------------------------------------------
Total Expenses                                                              397
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     9,417
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   (1,499)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION) OF INVESTMENT SECURITIES                                 16,176
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                              $24,094
================================================================================



Statement of Changes in Net Assets

--------------------------------------------------------------------------------
                                                  High Yield Bond Portfolio
                                       -----------------------------------------
                                         Six Months Ended            Year Ended
                                            June 30, 2003         Dec. 31, 2002
                                                    (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                            $ 9,417              $ 15,956
 Realized Net Gain (Loss)                          (1,499)              (20,677)
 Change in Unrealized Appreciation (Depreciation)  16,176                 7,637
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                       24,094                 2,916
--------------------------------------------------------------------------------
Distributions
 Net Investment Income                            (16,049)              (11,329)
 Realized Capital Gain                                 --                    --
--------------------------------------------------------------------------------
  Total Distributions                             (16,049)              (11,329)
--------------------------------------------------------------------------------
Capital Share Transactions1
 Issued                                            94,191                72,566
 Issued in Lieu of Cash Distributions              16,049                11,329
 Redeemed                                         (39,584)              (44,582)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                      70,656                39,313
--------------------------------------------------------------------------------
 Total Increase (Decrease)                         78,701                30,900
Net Assets
 Beginning of Period                              202,920               172,020
--------------------------------------------------------------------------------
 End of Period                                   $281,621              $202,920
1Shares Issued (Redeemed)
 Issued                                            11,319                 8,785
 Issued in Lieu of Cash Distributions               2,029                 1,387
 Redeemed                                          (4,746)               (5,493)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding       8,602                 4,679
================================================================================

Financial Highlights

High Yield Bond Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                                                                                Year Ended September 30,
                                               Six Months Ended     Year Ended     Oct. 1 to  ----------------------------
For a Share Outstanding Throughout Each Period    June 30, 2003  Dec. 31, 2002 Dec. 31, 2001*   2001   2000   1999   1998
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $8.21          $8.59         $8.28   $9.02  $9.50 $10.09 $10.59
--------------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                      .21            .59          .168    .794   .849   .847   .895
 Net Realized and Unrealized Gain (Loss) on Investments     .61           (.46)         .142  (1.120) (.480) (.573) (.485)
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          .82            .13          .310   (.326)  .369   .274   .410
--------------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                      (.57)          (.51)           --   (.414) (.849) (.847) (.895)
 Distributions from Realized Capital Gains                   --             --            --      --     --  (.017) (.015)
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                      (.57)          (.51)           --   (.414) (.849) (.864) (.910)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $8.46          $8.21         $8.59   $8.28  $9.02 $ 9.50 $10.09
==========================================================================================================================
Total Return                                             10.47%          1.54%         3.74%  -3.72%  4.03%  2.68%  3.85%
==========================================================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                      $282           $203          $172    $158   $142   $146   $131
 Ratio of Total Expenses to Average Net Assets          0.33%**          0.33%       0.28%**   0.28%  0.26%  0.29%  0.31%
 Ratio of Net Investment Income to Average Net Assets   7.78%**          8.40%       8.87%**   9.26%  9.12%  8.51%  8.45%
 Portfolio Turnover Rate                                  30%**            30%            6%     29%    23%    31%    38%
--------------------------------------------------------------------------------------------------------------------------
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Variable Insurance Fund High Yield Bond Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.
     2. Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.
     5. Other: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2003, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2003, the portfolio had contributed capital of $47,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.05% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The portfolio's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2002, the portfolio had available realized losses of $51,682,000 to offset future net capital gains of $63,000 through December 31, 2006, $6,025,000 through December 31, 2007, $4,274,000 through December 31, 2008, $18,321,000 through December 31,
2009, $20,163,000 through December 31, 2010, and $2,836,000 through December 31,
2011. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2003; should the portfolio realize net capital losses for the year, the losses will be added to the loss carry-forward balances above.

At June 30, 2003, net unrealized appreciation of investment securities for tax purposes was $15,542,000, consisting of unrealized gains of $17,508,000 on securities that had risen in value since their purchase and $1,966,000 in unrealized losses on securities that had fallen in value since their purchase.

E.  During  the  six  months  ended  June  30,  2003,  the  portfolio  purchased
$91,214,000 of investment securities and sold $33,087,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,711,000 and $1,657,000, respectively.

F. The market value of securities on loan to broker/dealers at June 30, 2003, was $13,240,000, for which the portfolio held as collateral cash of $10,245,000 and U.S. government and agency securities with a market value of $3,345,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
VANGUARD(R) BALANCED PORTFOLIO

During the first half of 2003, the Balanced Portfolio returned 8.8%, as both stocks and bonds registered impressive six-month gains. The portfolio's return was in line with that of its peer group, but lagged the 9.8% return of its composite benchmark--a mix of large-cap stocks and high-quality corporate bonds. At the end of June, the portfolio's stock dividends and interest income together provided an income yield of 2.3%.

Emphasis  on  "Value"  Was a  Slight,  but Noticeable,  Drag
The Balanced Portfolio's slight shortfall relative to the unmanaged benchmark was consistent with its emphasis on value-oriented stocks, which lagged their growth-oriented counterparts in the period. For example, while the balanced portfolio held some of the better-performing technology stocks, its commitment to this growth-heavy sector was relatively light. The portfolio also held a relatively small position in consumer discretionary stocks-- the retailers, restaurants, and entertainment purveyors that often command higher-than-average multiples of earnings and book value--which produced strong returns during the six months.

-----------------------------------------
Total Returns           Six Months Ended
                           June 30, 2003
-----------------------------------------
Balanced Portfolio                  8.8%
Average Balanced Fund*              8.7
Composite Stock/Bond Index**        9.8
Wilshire 5000 Index                12.9
-----------------------------------------
*Derived from data provided by Lipper Inc.
**65% S&P 500 Index, 35% Lehman Credit A or Better Bond Index.

     As it has for much of the past few years, your portfolio held meaningful positions in less-glamorous industrial sectors, such as the materials & processing group and transportation-related companies. Although the adviser uncovered some strong performers in these sectors, overall they were a drag on relative performance during the past six months. This was especially true in the materials & processing sector, where the stocks of some big chemical-makers fell sharply.
     The portfolio generated notable success in the "other energy" and producer durables sectors--again, the kind of slow-growing, basic industries that typically pepper the adviser's stock selections. The fund's broadly diversified corporate bond portfolio was another bright spot, as investors' growing appetite for risk powered corporate bonds past Treasuries for the six months.

Simple Virtues with Broad Appeal
The virtues of balanced investing are as simple as they are powerful. An allocation to stocks allows you to participate in the long-term growth of corporate profits and U.S. stock prices. An allocation to bonds can temper the high short-term risks of an all-stock portfolio while generating a steady stream of income. The Balanced Portfolio makes these virtues available to investors in a single investment vehicle. Although we advise all investors to establish their own preferred balance among stock, bond, and money market portfolios in accordance with their personal goals and unique financial circumstances, the single Balanced Portfolio can serve as a sturdy cornerstone for many well-designed investment programs. We thank you for entrusting your hard-earned money to Vanguard.

Report from the Adviser
Balanced Portfolio

The Balanced Portfolio returned 8.8% for the six months ended June 30, 2003. The equity portion of the portfolio, which accounted for 65% of net assets on June 30, rose 10.7% in the period, while the Standard & Poor's 500 Index advanced 11.8%. The fixed income portion of the portfolio increased 5.7%, compared with a 5.9% gain for the Lehman Brothers Credit A or Better Bond Index.

The Investment Environment
A decisive military victory in Iraq midway through the period helped to reduce geopolitical uncertainties and support a four-month climb in U.S. equities. While evidence of a U.S. economic recovery was mixed, low interest rates, a weaker U.S. dollar, and an "easy" fiscal policy provided a significant stimulus in the half-year, which we expect will translate to better future growth.
     For most of the first six months of 2003, interest rates continued their dramatic decline. The corporate bond market fared very well during the period, as monetary and fiscal stimuli enhanced the prospects of an eventual economic recovery. If the economy improves as anticipated, rates should either increase modestly or move sideways from their current levels, and the corporate sector, particularly lower-rated credits, should continue to perform relatively well.

Our Successes
The greatest contribution to the portfolio's return came from our strong stock selection in the energy and insurance sectors. Two stocks that performed well in these sectors were Halliburton and ACE, respectively. Although they are in different sectors, both companies benefited from discussions in Congress to limit future asbestos-related liability. Our biggest gainer was Alcatel, which experienced a big pickup in demand for DSL equipment from local telephone companies. Owing to our valuation discipline, we eliminated Alcatel from the portfolio, as its share price rose.

--------------------------------------------------------------------------------
Investment Philosophy

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the portfolio, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.
--------------------------------------------------------------------------------

Our Shortfalls
We lagged the S&P 500 modestly in the first six months of 2003, as might be expected during a period when more speculative stocks had the best performances. Our bias toward higher-quality companies with strong balance sheets, many of which did not fully participate in the market rally, contributed to the shortfall. Additionally, there were several disappointments among key equity holdings. For example, our biggest shortfall was in the health care sector, as both Baxter International and Schering-Plough declined. Both companies are undergoing product transitions, which have led to lower-than-expected earnings. Eastman Kodak was also weak during the period due to the SARS epidemic and the related slowdown in consumer travel. The company has been aggressively cutting costs to sustain its dividend and remains inexpensive by our valuation measures.

The  Portfolio's  Positioning
The portfolio's sector weightings changed only modestly during the six months, with its stakes in financial and health care stocks increasing and its position in the industrials sector declining. We consider valuations in the technology sector to be less attractive, and we significantly underweighted the sector in favor of more cyclical and attractively valued companies. Our biggest overweights relative to the S&P 500 were in the industrials and materials sectors, where we expect a weak dollar and stronger economic growth to provide earnings support going forward. More broadly, we have positioned the portfolio to reap greater rewards when the economy revives by investing in those companies that we believe are in the best position to profit from an acceleration in demand but that can also survive any delay in the rebound.
     This is my first report to you, as I succeeded Ernst H. von Metzsch on January 1, 2003, as manager of the Balanced Portfolio, working with Paul D. Kaplan on the fixed income side. I look forward to reporting to you in the future.


Edward P. Bousa, Vice President and Portfolio Manager
Wellington Management Company, llp

July 16, 2003

--------------------------------------------------------------------------------
Portfolio Profile                                             Balanced Portfolio
                                                             As of June 30, 2003

---------------------------------
Total Portfolio Characteristics

Yield                      2.3%
Turnover Rate              31%*
Expense Ratio            0.35%*
Cash Investments           4.3%
---------------------------------


--------------------------------------------------------------------------------
Equity Characteristics
                                                   Comparative      Broad
                               Portfolio               Index**     IndexY
--------------------------------------------------------------------------------
Number of Stocks                     111                   500      5,403
Median Market Cap                 $23.0B                $50.4B     $27.7B
Price/Earnings Ratio               19.8x                 20.9x      21.8x
Price/Book Ratio                    2.3x                  3.0x       2.7x
Dividend Yield                      2.2%                  1.7%       1.6%
Return on Equity                   19.3%                 22.4%      20.5%
Earnings Growth Rate                4.3%                  8.5%       8.6%
Foreign Holdings                    9.1%                  0.0%       0.9%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Total Portfolio Volatility Measures

                                        Comparative                        Broad
                             Portfolio      Index**         Portfolio     IndexY
--------------------------------------------------------------------------------
R-Squared                         0.76         1.00              0.73       1.00
Beta                              0.48         1.00              0.46       1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed Income Characteristics
                                             Comparative             Broad
                            Portfolio            IndexYY            Indexy
--------------------------------------------------------------------------------
Number of Bonds                   105              2,355             7,454
Yield to Maturity                3.3%               3.5%              3.6%
Average Coupon                   6.4%               6.1%              6.0%
Average Maturity            8.3 years          8.6 years         6.7 years
Average Quality                   Aa3                Aa3               Aaa
Average Duration            5.5 years          5.5 years         3.9 years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sector Diversification (% of equity portfolio)
                                                   Comparative         Broad
                                Portfolio              Index**        IndexY
--------------------------------------------------------------------------------
Auto & Transportation                 7.5%                 2.5%          2.6%
Consumer Discretionary                9.5                 13.9          15.7
Consumer Staples                      4.7                  7.9           6.9
Financial Services                   18.3                 21.7          22.3
Health Care                          10.3                 14.7          14.3
Integrated Oils                       7.2                  4.3           3.5
Other Energy                          4.4                  1.6           2.3
Materials & Processing               10.1                  3.1           3.6
Producer Durables                     5.9                  3.7           4.0
Technology                            8.1                 14.3          13.5
Utilities                            12.8                  7.5           7.1
Other                                 1.2                  4.8           4.2
--------------------------------------------------------------------------------


*Annualized
**S&P 500 Index.
YWilshire 5000 Index.
YYLehman Credit A or Better Index.
yLehman Aggregate Bond Index.

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

---------------------------------------------------------------
Ten Largest Stocks (% of equities)

Citigroup, Inc. (banking)                                 3.2%
EnCana Corp. (energy)                                     2.2
International Business Machines Corp. (computer hardware) 2.1
Abbott Laboratories (pharmaceuticals)                     2.0
Alcoa Inc. (metals and mining)                            1.9
Verizon Communications (telecommunications)               1.8
Union Pacific Corp. (railroad)                            1.8
FPL Group, Inc. (electric utilities)                      1.8
Exelon Corp. (electric utilities)                         1.7
Caterpillar, Inc. (manufacturing)                         1.7
---------------------------------------------------------------
Top Ten                                                  20.2%
---------------------------------------------------------------
Top Ten as % of Total Net Assets 13.0%
---------------------------------------------------------------
The "Ten Largest Stocks" excludes any equity index products.

----------------------------
Portfolio Asset Allocation

[Pie Chart]
Cash Investments--4%
Bonds-- 31%
Stocks--65%
----------------------------


-------------------------------------------
Fixed Income Investment Focus

Credit Quality - Investment-Grade Corporate
Average Maturity - Medium
-------------------------------------------


-------------------------
Equity Investment Focus
Market Cap - Large
Style - Value
-------------------------

------------------------------------------------------
Distribution by Issuer (% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed        1.8%
Finance                                       24.2
Foreign                                        0.4
Government Mortgage-Backed                    12.5
Industrial                                    30.4
Treasury/Agency                               15.8
Utilities                                     14.9
-----------------------------------------------------
Total                                        100.0%
-----------------------------------------------------

------------------------------------
Distribution by Credit Quality
 (% of fixed income portfolio)

Treasury/Agency*         28.3%
Aaa                       2.6
Aa                       17.8
A                        36.5
Baa                      13.9
Less Than Baa             0.9
-----------------------------------
Total                   100.0%
-----------------------------------

*Includes government mortgage-backed bonds.

--------------------------------------------------------------------------------
Performance Summary                                           Balanced Portfolio
                                                             As of June 30, 2003

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) December 31, 1992-June 30, 2003

All of the data in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns
shown  do  not  reflect  taxes  that  a  shareholder   would  pay  on  portfolio
distributions or on the redemption of portfolio shares.
[Chart]
              Fund          Index
1993          13.2          11.1
1994          -0.6          -1.2
1995          32.4          33.7
1996          16.2          15.1
1997          23.1          26.3
1998            12          22.7
1999           4.3          10.6
2000          10.4          -2.2
2001           4.4          -4.1
2002          -6.7           -11
2003**         8.8           9.8
--------------------------------------------------------------------------------
*Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
**Six months ended June 30, 2003.
Note: See Financial Highlights table for dividend and capital gains information.


--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended June 30, 2003
                                                            Ten Years
                                     One     Five  ---------------------------
                  Inception Date    Year    Years   Capital   Income    Total
--------------------------------------------------------------------------------
Balanced Portfolio     5/23/1991   2.99%    4.66%     6.59%    3.84%   10.43%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Financial Statements                                   June 30, 2003 (unaudited)


Statement of Net Assets
--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
Balanced Portfolio                                 Shares                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (64.5%)
--------------------------------------------------------------------------------
Auto & Transportation (4 8%)
  Union Pacific Corp.                             154,900                 8,987
  Canadian National Railway Co.                   123,900                 5,979
  FedEx Corp.                                      92,900                 5,762
  CSX Corp.                                       185,900                 5,594
  Norfolk Southern Corp.                          145,900                 2,801
  DaimlerChrysler AG                               78,000                 2,708
* British Airways PLC ADR                          92,900                 2,378
  Canadian Pacific Railway Ltd.                    85,350                 1,929
  Delta Air Lines, Inc.                            77,400                 1,136
                                                                     -----------
                                                                         37,274
                                                                     -----------
Consumer Discretionary (6.1%)
  McDonald's Corp.                                332,100                 7,326
  Waste Management, Inc.                          261,000                 6,287
  Kimberly-Clark Corp.                            105,100                 5,480
* AOL Time Warner Inc.                            295,800                 4,759
* Accenture Ltd.                                  216,800                 3,922
  Omnicom Group Inc.                               50,000                 3,585
  Gillette Co.                                    108,900                 3,469
  Target Corp.                                     83,900                 3,175
  Dollar General Corp.                            133,400                 2,436
  Gannett Co., Inc.                                31,000                 2,381
  Eastman Kodak Co.                                81,900                 2,240
* Staples, Inc.                                   111,400                 2,044
                                                                     -----------
                                                                         47,104
                                                                     -----------
Consumer Staples (3.0%)
  Altria Group, Inc.                              116,900                 5,312
  PepsiCo, Inc.                                   106,100                 4,721
  Kellogg Co.                                      87,900                 3,021
  Sara Lee Corp.                                  160,100                 3,011
  General Mills, Inc.                              62,000                 2,939
  Kraft Foods Inc.                                 84,000                 2,734
* Safeway, Inc.                                    78,900                 1,614
                                                                     -----------
                                                                         23,352
                                                                     -----------
Financial Services (11.8%)
 Citigroup, Inc.                                  377,033                16,137
 ACE, Ltd.                                        216,800                 7,434
 Wachovia Corp.                                   185,900                 7,429
 MBIA, Inc.                                       124,450                 6,067
 Bank One Corp.                                   162,900                 6,057
 Merrill Lynch & Co., Inc.                        123,900                 5,784
 KeyCorp                                          223,800                 5,655
 Marsh & McLennan Cos., Inc.                      105,900                 5,408
 American International Group, Inc.                87,900                 4,850
 U.S. Bancorp                                     189,659                 4,647
 Freddie Mac                                       87,500                 4,442
 The Hartford Financial Services Group Inc.        77,000                 3,878
 PNC Financial Services Group                      73,400                 3,583
 Ambac Financial Group, Inc.                       52,000                 3,445
 CIGNA Corp.                                       59,600                 2,798
 Archstone-Smith Trust REIT                        76,900                 1,846
 Morgan Stanley                                    40,500                 1,731
                                                                     -----------
                                                                         91,191
                                                                     -----------
Health Care (6.7%)
  Abbott Laboratories                             222,800                 9,750
  Schering-Plough Corp.                           387,200                 7,202
  Pfizer Inc.                                     201,853                 6,893

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
Balanced Portfolio                                 Shares                 (000)
--------------------------------------------------------------------------------
  AstraZeneca Group PLC ADR                       123,900                 5,051
  Eli Lilly & Co.                                  68,300                 4,711
  Baxter International, Inc.                      177,100                 4,605
  Cardinal Health, Inc.                            67,300                 4,327
  Aventis SA ADR                                   67,700                 3,703
  Wyeth                                            64,400                 2,933
  Becton, Dickinson & Co.                          60,000                 2,331
                                                                     -----------
                                                                         51,506
                                                                     -----------
Integrated Oils (4.6%)
  Royal Dutch Petroleum Co. ADR                   157,700                 7,352
  Total SA ADR                                     84,956                 6,440
  BP PLC ADR                                      117,800                 4,950
  ExxonMobil Corp.                                123,900                 4,449
  ConocoPhillips                                   77,900                 4,269
  ChevronTexaco Corp.                              55,800                 4,029
  Repsol YPF, SA ADR                              151,200                 2,445
  Petrol Brasil ADR                                92,900                 1,836
                                                                     -----------
                                                                         35,770
                                                                     -----------
Other Energy (2.8%)
  EnCana Corp.                                    280,427                10,760
  Schlumberger Ltd.                               108,400                 5,157
  Burlington Resources, Inc.                       67,100                 3,628
  Halliburton Co.                                  98,800                 2,272
                                                                     -----------
                                                                         21,817
                                                                     -----------
Materials & Processing (6.5%)
  Alcoa Inc.                                      367,200                 9,364
  E.I. du Pont de Nemours & Co.                   163,186                 6,795
  Weyerhaeuser Co.                                121,400                 6,556
  Alcan Inc.                                      201,800                 6,314
  Dow Chemical Co.                                145,400                 4,502
  PPG Industries, Inc.                             68,100                 3,455
  Rohm & Haas Co.                                 108,700                 3,373
  International Paper Co.                          93,900                 3,355
  Avery Dennison Corp.                             49,500                 2,485
  Temple-Inland Inc.                               43,900                 1,884
  Akzo Nobel NV ADR                                56,700                 1,511
  Imperial Chemical Industries PLC ADR             89,381                   742
  Monsanto Co.                                      3,758                    81
                                                                     -----------
                                                                         50,417
                                                                     -----------
Producer Durables (3.8%)
  Caterpillar, Inc.                               148,900                 8,288
  Pitney Bowes, Inc.                              141,900                 5,450
  The Boeing Co.                                  150,500                 5,165
  Parker Hannifin Corp.                           108,400                 4,552
  Emerson Electric Co.                             61,500                 3,143
  Pall Corp.                                      123,900                 2,788
                                                                     -----------
                                                                         29,386
                                                                     -----------
Technology (5.3%)
  International Business Machines Corp.           128,900                10,634
  Hewlett-Packard Co.                             303,400                 6,462
  General Dynamics Corp.                           76,200                 5,525
* Apple Computer, Inc.                            178,400                 3,411
  Sony Corp. ADR                                  108,000                 3,024
  Motorola, Inc.                                  294,800                 2,780
  Texas Instruments, Inc.                         141,000                 2,482
  Microsoft Corp.                                  96,300                 2,466
* EMC Corp.                                       193,500                 2,026
  Intel Corp.                                      80,800                 1,679
                                                                     -----------
                                                                         40,489
                                                                     -----------
Utilities (8.3%)
  Verizon Communications                          229,112                 9,038
  FPL Group, Inc.                                 130,400                 8,717
  Exelon Corp.                                    141,600                 8,469
  Cinergy Corp.                                   139,700                 5,140
  SBC Communications Inc.                         190,000                 4,855
  Pinnacle West Capital Corp.                     125,400                 4,696
  Progress Energy, Inc.                            92,900                 4,078
  BellSouth Corp.                                 132,700                 3,534
* Comcast Corp. Class A                           112,250                 3,388
  AT&T Corp.                                      164,500                 3,167
* Deutsche Telekom AG ADR                         201,900                 3,069
  TXU Corp.                                       122,900                 2,759
  ALLTEL Corp.                                     57,200                 2,758
                                                                     -----------
                                                                         63,668
                                                                     -----------
Other (0.8%)
  Honeywell International Inc.                    170,900                 4,589
  Tyco International Ltd.                          77,500                 1,471
                                                                     -----------
                                                                          6,060
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $437,159)                                                        498,034
--------------------------------------------------------------------------------
                                                     Face
                                                   Amount
                                                    (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (8.8%)
--------------------------------------------------------------------------------
U.S. Government Securities (4.9%)
U.S. Treasury Bond
 6.25%, 8/15/2023                                  14,000                17,154
U.S. Treasury Note
 4.00%, 11/15/2012                                 20,000                20,816
Mortgage-Backed Securities (3.9%)
Federal National Mortgage Assn.
(3)   4.51%, 5/1/2013                                 999                 1,019
(3)   6.03%, 5/1/2011                               1,958                 2,242
Government National Mortgage Assn.
(3)   5.50%, 2/1/2033                               9,835                10,248
(3)   6.00%, 2/15/2028-1/15/2033                    8,543                 8,954
(3)   6.50%, 5/15/2028-7/15/2031                    2,823                 2,970
(3)   7.00%, 2/15/2028-10/15/2029                   3,504                 3,710
(3)   8.00%, 9/15/2030                                952                 1,027
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (Cost $65,196)                                                          68,140
--------------------------------------------------------------------------------
CORPORATE BONDS (22.3%)
--------------------------------------------------------------------------------
Asset-Backed/Commercial Mortgage-Backed Securities (0.6%)
Asset Securitization Corp.
(3)6.75%, 2/14/2043                                 2,000                 2,283
Bear Stearns Commercial Mortgage Securities Inc.
(3)4.74%, 3/15/2040                                 1,000                 1,048
Morgan Stanley Dean Witter Capital I
(3)4.74%, 11/13/2036                                1,000                 1,053
                                                                     -----------
                                                                          4,384
                                                                     -----------
Finance (7.6%)
Banking (3.9%)
BB&T Corp.
 7.25%, 6/15/2007                                   2,000                 2,342
Bank of America Corp.
 7.125%, 9/15/2006                                  2,000                 2,299
Banc One Corp.
 6.875%, 8/1/2006                                   2,000                 2,277
Citicorp
 7.625%, 5/1/2005                                   1,000                 1,108
Credit Suisse First Boston USA Inc.
 6.50%, 1/15/2012                                   2,000                 2,290
First Union Corp.
 7.50%, 4/15/2035                                   1,000                 1,303
Mellon Funding Corp.
 4.875%, 6/15/2007                                  1,500                 1,616
NBD Bancorp, Inc.
 7.125%, 5/15/2007                                  1,500                 1,723

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
Balanced Portfolio                                 Shares                 (000)
--------------------------------------------------------------------------------
Northern Trust Corp.
 6.65%, 11/9/2004                                   1,000                 1,070
Banque Paribas NY
 6.95%, 7/22/2013                                   2,000                 2,405
SunTrust Bank
 7.25%, 9/15/2006                                   2,000                 2,294
US Bank NA Minnesota
 5.625%, 11/30/2005                                 2,000                 2,185
Wachovia Corp.
 5.625%, 12/15/2008                                 2,000                 2,285
Washington Mutual, Inc.
 7.50%, 8/15/2006                                   2,000                 2,312
Wells Fargo & Co.
 6.45%, 2/1/2011                                    2,000                 2,343

Brokerage (0.2%)
Dean Witter, Discover & Co.
 6.75%, 10/15/2013                                  1,000                 1,187

Finance Companies (1.4%)
American General Financial
 7.45%, 1/15/2005                                   2,000                 2,177
Caterpillar Financial Services Corp.
 7.59%, 12/10/2003                                  2,000                 2,054
General Electric Capital Corp.
 5.875%, 2/15/2012                                  2,000                 2,245
Frank Russell Co.
(1)5.625%, 1/15/2009                                2,000                 2,212
Toyota Motor Credit Corp.
5.50%, 12/15/2008                                   2,000                 2,247

Insurance (2.1%)
ACE INA Holdings Inc.
8.20%, 8/15/2004                                    1,000                 1,068
Allstate Corp.
6.75%, 5/15/2018                                    1,000                 1,225
Aon Corp.
6.90%, 7/1/2004                                     2,000                 2,091
Hartford Financial Services Group Inc.
7.90%, 6/15/2010                                    2,000                 2,434
Marsh & McLennan Cos. Inc.
6.25%, 3/15/2012                                    2,000                 2,317
Massachusetts Mutual Life
(1)7.625%, 11/15/2023                               2,000                 2,515
Ohio National Life Insurance
(1)8.50%, 5/15/2026                                 2,000                 2,435
XL Capital Ltd.
6.50%, 1/15/2012                                    2,000                 2,288
                                                                     -----------
                                                                         58,347
                                                                     -----------
Industrial (9.4%)
Basic Industry (1.2%)
Alcan Inc.
7.25%, 3/15/2031                                    2,215                 2,768
Alcoa Inc.
6.00%, 1/15/2012                                    2,000                 2,254
E.I. du Pont de Nemours & Co.
6.75%, 10/15/2004                                   2,000                 2,136
Rohm & Haas Co.
7.40%, 7/15/2009                                    2,000                 2,441

Capital Goods (1.1%)
Caterpillar Inc.
7.25%, 9/15/2009                                    1,000                 1,221
Honeywell International Inc.
7.50%, 3/1/2010                                     1,000                 1,221
Masco Corp.
6.75%, 3/15/2006                                    2,000                 2,228
Snap-On Inc.
6.25%, 8/15/2011                                    1,400                 1,584
USA Waste Services Inc.
7.00%, 7/15/2028                                    2,000                 2,264

Communication (1.7%)
AT&T Corp.
7.00%, 11/15/2006                                   1,000                 1,107
BellSouth Corp.
6.00%, 10/15/2011                                   2,000                 2,278
Comcast Cable Communications, Inc.
6.875%, 6/15/2009                                   2,000                  2,29
Cox Communications, Inc.
7.75%, 8/15/2006                                    2,000                 2,294
GTE Southwest, Inc.
6.00%, 1/15/2006                                    1,000                 1,104
Illinois Bell Telephone Co.
6.625%, 2/1/2025                                    1,000                 1,051
New York Telephone Co.
7.25%, 2/15/2024                                    1,000                 1,059
Telecomunicaciones de Puerto Rico
6.65%, 5/15/2006                                    2,000                 2,186

Consumer Cyclical (1.1%)
DaimlerChrysler North America Holding Corp.
7.40%, 1/20/2005                                    2,000                 2,145
The Walt Disney Co.
7.30%, 2/8/2005                                     2,000                 2,171
McDonald's Corp.
7.375%, 7/15/2033                                   1,000                 1,048
Target Corp.
7.50%, 2/15/2005                                    2,000                 2,187
Wal-Mart Stores Inc.
4.55%, 5/1/2013                                     1,000                 1,039

Consumer Noncyclical (2.2%)
Abbott Laboratories
6.80%, 5/15/2005                                    1,000                 1,097
Anheuser-Busch Cos., Inc.
7.50%, 3/15/2012                                    1,500                 1,891
Avon Products, Inc.
7.15%, 11/15/2009                                   1,500                 1,794
Bristol-Myers Squibb
5.75%, 10/1/2011                                    1,000                 1,112
CPC International, Inc.
6.15%, 1/15/2006                                      125                   138
Coca-Cola Enterprises, Inc.
6.125%, 8/15/2011                                   2,000                 2,298
General Mills, Inc.
6.00%, 2/15/2012                                    2,000                 2,273
Kraft Foods Inc.
5.25%, 6/1/2007                                     1,500                 1,620
Pepsi Bottling Holdings Inc.
(1)5.625%, 2/17/2009                                1,500                 1,696
Procter & Gamble Co. ESOP
9.36%, 1/1/2021                                     2,000                 2,810

Energy (0.6%)
Amoco Corp.
6.50%, 8/1/2007                                     1,500                 1,725
Anadarko Petroleum Corp.
3.25%, 5/1/2008                                     1,000                 1,007
Phillips Petroleum Co.
8.50%, 5/25/2005                                    2,000                 2,259

--------------------------------------------------------------------------------
                                                                         Market
                                                                         Value*
Balanced Portfolio                                 Shares                 (000)
--------------------------------------------------------------------------------
Technology (0.3%)
Hewlett-Packard Co.
7.15%, 6/15/2005                                    2,000                 2,206

Telecommunication (0.3%)
SBC Communications
5.875%, 2/1/2012                                    1,000                 1,121
Vodafone Group PLC
5.375%, 1/30/2015                                   1,000                 1,071

Transportation (0.9%)
Continental Airlines, Inc.
6.90%, 1/2/2018                                     1,698                 1,579
ERAC USA Finance Co.
(1)7.35%, 6/15/2008                                 1,090                 1,267
Federal Express Corp.
6.72%, 1/15/2022                                    1,796                 2,065
Norfolk Southern Corp.
7.70%, 5/15/2017                                    1,500                 1,917
                                                                     -----------
                                                                         73,029
                                                                     -----------
Utilities (4.7%)
Electric (3.6%)
Baltimore Gas & Electric Co.
5.50%, 4/15/2004                                    1,000                 1,028
Carolina Power & Light Co.
5.95%, 3/1/2009                                     2,000                 2,262
Central Illinois Public Service
6.125%, 12/15/2028                                  1,000                 1,061
Duke Energy Corp.
7.00%, 7/1/2033                                     1,000                 1,027
Exelon Corp.
6.95%, 6/15/2011                                    2,000                 2,307
Florida Power & Light Co.
7.00%, 9/1/2025                                     2,000                 2,149
Florida Power Corp.
6.875%, 2/1/2008                                    1,850                 2,111
Indiana Michigan Power Co.
6.875%, 7/1/2004                                    2,000                 2,092
Kansas City Power & Ligh
7.125%, 12/15/2005                                  2,000                 2,228
National Rural Utilities Cooperative Finance Corp.
5.75%, 12/1/2008                                    2,000                 2,208
PacifiCorp
6.625%, 6/1/2007                                    1,000                 1,129
SCANA Corp.
6.875%, 5/15/2011                                   2,000                 2,327
Southern Investments UK PLC
6.80%, 12/1/2006                                    1,500                 1,634
Union Electric Co.
7.375%, 12/15/2004                                  1,000                 1,079
Virginia Electric & Power Co.
5.375%, 2/1/2007                                    2,000                 2,190
Wisconsin Electric
4.50%, 5/15/2013                                      615                   631

Natural Gas (0.5%)
Duke Energy Field Services
7.875%, 8/16/2010                                   2,000                 2,358
KeySpan Gas East Corp.
7.875%, 2/1/2010                                    1,500                 1,860

Other (0.6%)
Atlantic City Electric Co.
(2)7.00%, 9/1/2023                                  1,000                 1,000
Public Service of North Carolina, Inc.
6.625%, 2/15/2011                                   1,500                 1,700
Washington Gas Light Co.
6.15%, 1/26/2026                                    1,500                 1,598
                                                                     -----------
                                                                         35,979
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (Cost $152,630)                                                        171,739
--------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED) (0.1%)
Province of British Columbia
4.30%, 5/30/2013
(Cost $995)                                         1,000                 1,038
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.6%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
1.15%, 7/1/2003--Note G                             5,338                 5,338
1.16%, 7/1/2003                                    30,307                30,307
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $35,645) 35,645
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
 (Cost $691,625)                                                        774,596
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      7,758
Liabilities--Note G                                                     (10,559)
                                                                     -----------
                                                                         (2,801)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 49,792,218 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                              $771,795
================================================================================
NET ASSET VALUE PER SHARE                                                $15.50
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the aggregate value of these securities was $10,125,000, representing 1.3% of net assets.
(2)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Issuance Association).
(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.


--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:

                                                   Amount                   Per
                                                    (000)                 Share
--------------------------------------------------------------------------------
Paid-in Capital                                  $700,461                $14.06
Undistributed Net Investment Income                10,260                   .21
Accumulated Net Realized Losses                   (21,897)                 (.44)
Unrealized Appreciation                            82,971                  1.67
--------------------------------------------------------------------------------
NET ASSETS                                       $771,795                $15.50
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

Statement of Operations

--------------------------------------------------------------------------------
                                                             Balanced Portfolio
                                                 Six Months Ended June 30, 2003
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
Dividends                                                               $ 5,608
Interest                                                                  6,617
Security Lending                                                             24
--------------------------------------------------------------------------------
Total Income                                                             12,249
--------------------------------------------------------------------------------
Expenses
Investment Advisory Fees--Note B
Basic Fee                                                                   294
Performance Adjustment                                                       67
The Vanguard Group--Note C
Management and Administrative                                               776
Marketing and Distribution                                                   43
Custodian Fees                                                                8
Shareholders' Reports                                                        30
Trustees' Fees and Expenses                                                   1
--------------------------------------------------------------------------------
Total Expenses                                                            1,219
Expenses Paid Indirectly--Note D                                            (53)
--------------------------------------------------------------------------------
Net Expenses                                                              1,166
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    11,083
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (11,922)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES61,765
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $60,926
================================================================================


Statement of Changes in Net Assets

--------------------------------------------------------------------------------
Balanced Portfolio

                                         Six Months Ended            Year Ended
                                            June 30, 2003         Dec. 31, 2002
                                                    (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                           $ 11,083              $ 22,174
 Realized Net Gain (Loss)                         (11,922)               (7,104)
 Change in Unrealized Appreciation
  (Depreciation)                                   61,765               (67,938)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                       60,926               (52,868)
--------------------------------------------------------------------------------
Distributions
 Net Investment Income                            (22,214)              (26,953)
 Realized Capital Gain*                                --               (26,311)
--------------------------------------------------------------------------------
 Total Distributions                              (22,214)              (53,264)
--------------------------------------------------------------------------------
Capital Share Transactions1
 Issued                                            55,445               131,861
 Issued in Lieu of Cash Distributions              22,214                53,264
 Redeemed                                         (37,503)              (83,062)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                      40,156               102,063
--------------------------------------------------------------------------------
 Total Increase (Decrease)                         78,868                (4,069)
--------------------------------------------------------------------------------
Net Assets
 Beginning of Period                              692,927               696,996
--------------------------------------------------------------------------------
 End of Period                                   $771,795              $692,927
================================================================================
1Shares Issued (Redeemed)
 Issued                                             3,736                 8,279
 Issued in Lieu of Cash Distributions               1,570                 3,250
 Redeemed                                          (2,574)               (5,509)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
   Shares Outstanding                               2,732                 6,020
================================================================================
*Includes fiscal 2002 short-term gain distributions of $2,353,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

Financial Highlights

Balanced Portfolio
-----------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended September 30,
                                            Six Months Ended    Year Ended      Oct. 1 to -----------------------------
For a Share Outstanding Throughout Each Period June 30. 2003 Dec. 31, 2002 Dec. 31, 2001*    2001   2000   1999   1998
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $14.72        $16.98         $15.87  $16.93 $17.41 $17.73 $17.97
-----------------------------------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                   .23          .445            .12     .54    .71    .63    .63
 Net Realized and Unrealized Gain (Loss) on Investments 1.02        (1.460)           .99     .08    .26    .95    .56
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      1.25        (1.015)          1.11     .62    .97   1.58   1.19
-----------------------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                   (.47)        (.630)            --    (.72)  (.64)  (.62)  (.60)
 Distributions from Realized Capital Gains                --         (.615)            --    (.96)  (.81) (1.28)  (.83)
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                   (.47)       (1.245)            --    (1.68)(1.45) (1.90) (1.43)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                        $15.50        $14.72         $16.98  $15.87 $16.93 $17.41 $17.73
-----------------------------------------------------------------------------------------------------------------------
Total Return                                           8.80%        -6.72%          6.99%   4.15%  5.91%  9.44%   7.26
=======================================================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                   $772          $693           $697    $636   $512   $599   $553
 Ratio of Total Expenses to Average Net Assets       0.35%**         0.33%        0.30%**   0.29%  0.25%  0.29%  0.31%
 Ratio of Net Investment Income to Average Net Assets3.16%**         3.13%        3.15%**   3.53%  3.98%  3.58%  3.72%
 Portfolio Turnover Rate                               31%**           24%             4%     27%    28%    24%    31%
=======================================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Annualized.


See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Variable Insurance Fund--Balanced Portfolio
Notes to Financial Statements

Vanguard Variable Insurance Fund Balanced Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.
     2. Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.
     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. B. Wellington Management Company, llp, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio's performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the six months ended June 30, 2003, the advisory fee represented an effective annual basic rate of 0.08% of the portfolio's average net assets before an increase of $67,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2003, the portfolio had contributed capital of $131,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.13% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio's management and administrative expenses. For the six months ended June 30, 2003, these arrangements reduced the portfolio's expenses by $53,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     The portfolio's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2002, the portfolio had available realized losses of $9,873,000 to offset future net capital gains of $2,577,000 through December 31, 2009, and $7,296,000 through December 31, 2010. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2003; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.
     At June 30, 2003, net unrealized appreciation of investment securities for tax purposes was $82,971,000, consisting of unrealized gains of $108,684,000 on securities that had risen in value since their purchase and $25,713,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2003, the portfolio purchased $88,292,000 of investment securities and sold $103,513,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $42,009,000 and $4,304,000, respectively.

G. The market value of securities on loan to broker/dealers at June 30, 2003, was $5,229,000, for which the portfolio held cash collateral of $5,338,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

VANGUARD EQUITY INCOME PORTFOLIO


During the six months ended June 30, 2003, the Equity Income Portfolio returned 8.4% as the broad stock market rebounded sharply. Although the six-month result was strong in absolute terms, it trailed the returns of the Russell 1000 Value Index and the average equity income fund. The portfolio's pronounced emphasis on dividend-paying stocks with modest valuations was at odds with investors' enthusiasm for growth-oriented sectors such as technology in the period. At the end of June, the Equity Income Portfolio had a yield of 2.6%.

THE PORTFOLIO FARED WELL, BUT MISSED THE MARKET'S SWEET SPOT

--------------------------------------------------------------------------------
TOTAL RETURNS
                                                                SIX MONTHS ENDED
                                                                   JUNE 30, 2003
--------------------------------------------------------------------------------
Equity Income Portfolio                                                     8.4%
Average Equity Income Fund*                                                 9.6
Russell 1000 Value Index                                                   11.6
Wilshire 5000 Index                                                        12.9
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The Equity Income Portfolio generated a respectable six-month return in a good investment environment that didn't necessarily showcase the adviser's strengths. Although most value and growth benchmarks indicated that both flavors of stock market valuation produced double-digit returns in the half-year, growth was clearly the dominant force. Even among value stocks, it was traditionally growth-heavy sectors such as technology and consumer-oriented stocks that provided much of the performance. The Equity Income Portfolio held no technology stocks, and it was underweighted in consumer discretionary stocks--the retailers, restaurants, and entertainment purveyors that often command rich valuations--compared with the Russell 1000 Value Index.

     Whenever the market's more speculative and untested companies top the performance tables, it's likely that the Equity Income Portfolio will trail. Your portfolio's emphasis on dividend income leads it to long-established companies with a history of success, generally in slower-growing, more stable industries. During the past six months, your portfolio remained heavily invested in the reasonably valued, dividend-paying stocks that typically reside in the utilities, consumer staples, integrated oils, and financial services sectors. The portfolio also held a number of pharmaceutical giants. While these sectors performed respectably, they didn't keep pace with the market leaders during the period. The portfolio's performance was also diminished by the adviser's few subpar stock selections in the consumer discretionary and utilities sectors.

BALANCE FOR THE LONG RUN

The stock market's recent rebound was long in coming, but not unexpected. The markets move in cycles. Even a long, grinding downturn can be expected to eventually give way to a recovery.

     Although it's impossible to know when the cycles will turn, it's simple to structure an investment program so as to enjoy some benefit from the eventual recoveries while providing your assets with a degree of protection from the periodic declines. The keys are balance and diversification. A balance between stocks and fixed income investments gives you the opportunity to participate in the long-term growth of corporate profits and stock prices; at the same time, you can look to the less volatile returns of bond and money market funds to blunt the impact of the stock market's occasional downturns.

     That's why we advise investors to develop a portfolio of stock, bond, and money market holdings in proportions consistent with their unique goals and circumstances. The Equity Income Portfolio can be an important component of such a plan.

     Thank you for  entrusting  your  hard-earned  money to Vanguard.
--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

On August 8, 2003, Wellington Management Company, llp and Vanguard Quantitative Equity Group assumed portfolio management responsibilities for Vanguard Equity Income Portfolio. We are grateful to Newell Associates for its service to shareholders since the portfolio's 1993 inception.

     Under the new management structure, Wellington will manage approximately 60% of the portfolio's assets, and Vanguard Quantitative Equity Group will manage the remainder. We expect that the Equity Income Portfolio will continue to exhibit below-average volatility consistent with its focus on high-quality dividend-paying stocks. Overall, shareholders should see little change. Vanguard(R) Equity Income Portfolio

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                                        EQUITY INCOME PORTFOLIO
                                                             As of June 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                        COMPARATIVE        BROAD
                                    PORTFOLIO                INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                           98                   738        5,403
Median Market Cap                      $53.8B                $23.0B       $27.7B
Price/Earnings Ratio                    17.4x                 17.3x        21.8x
Price/Book Ratio                         2.9x                  2.1x         2.7x
Yield                                    2.6%                  2.5%         1.6%
Return on Equity                        23.7%                 18.5%        20.5%
Earnings Growth Rate                     5.9%                  5.2%         8.6%
Foreign Holdings                         7.2%                  0.0%         0.9%
Turnover Rate                             4%+                    --           --
Expense Ratio                          0.37%+                    --           --
Cash Investments                         3.3%                    --           --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

ExxonMobil Corp. (oil)                                                      4.3%
Verizon Communications (telecommunications)                                 3.8
Bank of  America  Corp.  (banking)                                          3.8
BP PLC  ADR  (oil)                                                          3.2
Merck  & Co.,  Inc.(pharmaceuticals)                                        3.1
ChevronTexaco  Corp. (oil)                                                  3.0
Altria Group, Inc. (food,beverage,  and tobacco)                            2.5
Wachovia Corp. (banking)                                                    2.3
SBC Communications Inc.(telecommunications)                                 2.2
Bristol-Myers  Squibb  Co. (pharmaceuticals)                                2.2
--------------------------------------------------------------------------------
Top Ten                                                                    30.4%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                              COMPARATIVE                                  BROAD
                 PORTFOLIO         INDEX*          PORTFOLIO             INDEX**
--------------------------------------------------------------------------------
R-Squared             0.91           1.00               0.60                1.00
Beta                  0.79           1.00               0.54                1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT FOCUS

MARKET CAP      LARGE
STYLE           VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of portfolio)
                                                        COMPARATIVE        BROAD
                                        PORTFOLIO            INDEX*      INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                        2.4%              2.7%         2.6%
Consumer Discretionary                       5.9              10.7         15.7
Consumer Staples                            13.4               6.0          6.9
Financial Services                          22.4              34.9         22.3
Health Care                                 15.1               4.3         14.3
Integrated Oils                             13.1               8.4          3.5
Other Energy                                 1.1               2.0          2.3
Materials & Processing                       4.8               5.3          3.6
Producer Durables                            3.1               4.0          4.0
Technology                                   0.0               6.3         13.5
Utilities                                   11.2              14.1          7.1
Other                                        4.2               1.3          4.2
--------------------------------------------------------------------------------
Cash Investments                             3.3%               --           --
--------------------------------------------------------------------------------
*Russell 1000 Value Index.
**Wilshire 5000 Index.
YAnnualized.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND--EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                      EQUITY INCOME PORTFOLIO
                                                             As of June 30, 2003
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) June 7, 1993-June 30, 2003

All of the data in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

            EQUITY INCOME          RUSSELL 1000
             PORTFOLIO              VALUE INDEX
1993           5.2                       5.6
1994          -1.2                        -2
1995          38.9                      38.3
1996          18.7                      21.6
1997          34.4                      35.2
1998          17.6                      15.6
1999          -2.5                       7.3
2000          11.4                         7
2001          -3.5                      -5.6
2002         -13.8                     -15.5
2003**         8.4                      11.6
--------------------------------------------------------------------------------
*Six months ended June 30, 2003.
Note: See Financial Highlights table for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2003
                                           ONE       FIVE       TEN YEARS
                        INCEPTION DATE    YEAR      YEARS  CAPITAL INCOME  TOTAL
--------------------------------------------------------------------------------
Equity Income Portfolio       6/7/1993   -2.46%     1.13%   7.02%   3.12% 10.14%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                   JUNE 30, 2003 (UNAUDITED)

Statement of Net Assets
--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
Equity Income Portfolio                             Shares                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.7%)
--------------------------------------------------------------------------------
AUTO & Transportation (2.4%)
  Genuine Parts Co.                                 62,350                 1,996
  Union Pacific Corp.                               29,400                 1,706
  Ford Motor Co.                                   136,147                 1,496
  CSX Corp.                                         41,100                 1,237
  Norfolk Southern Corp.                            62,800                 1,206
  Visteon Corp.                                      9,178                    63
                                                                           -----
                                                                           7,704
                                                                           -----
CONSUMER DISCRETIONARY (5.9%)
  Gillette Co.                                     112,900                 3,597
  Kimberly-Clark Corp.                              54,600                 2,847
  May Department Stores Co.                        125,700                 2,798
  The McGraw-Hill Cos., Inc.                        33,100                 2,052
  J.C. Penney Co., Inc. (Holding Co.)               93,900                 1,582
  Whirlpool Corp.                                   22,600                 1,440
  Newell Rubbermaid, Inc.                           49,600                 1,389
  Sears, Roebuck & Co.                              40,700                 1,369
  Eastman Kodak Co.                                 35,300                   965
  International Flavors & Fragrances, Inc.          22,700                   725
  Avon Products, Inc.                                3,000                   187
                                                                          ------
                                                                          18,951
                                                                          ------
CONSUMER STAPLES (13.4%)
  Altria Group, Inc.                               173,800                 7,897
  The Procter & Gamble Co.                          72,300                 6,448
  PepsiCo, Inc.                                    122,540                 5,453
  The Coca-Cola Co.                                 76,800                 3,564
  Anheuser-Busch Cos., Inc.                         67,500                 3,446
  General Mills, Inc.                               46,600                 2,209
  Sara Lee Corp.                                   113,600                 2,137
  Kellogg Co.                                       61,900                 2,128
  The Clorox Co.                                    41,400                 1,766
  H.J. Heinz Co.                                    46,250                 1,525
  Hershey Foods Corp.                               18,900                 1,317
  Campbell Soup Co.                                 53,600                 1,313
  ConAgra Foods, Inc.                               54,500                 1,286
  UST, Inc.                                         31,400                 1,100
  Albertson's, Inc.                                 55,600                 1,067
* Del Monte Foods Co.                               20,655                   183
                                                                          ------
                                                                          42,839
                                                                          ------
FINANCIAL SERVICES (22.4%)
  Bank of America Corp.                            152,750                12,072
  Wachovia Corp.                                   184,476                 7,372
  J.P. Morgan Chase & Co.                          175,850                 6,011
  Washington Mutual, Inc.                          115,370                 4,765
  Bank One Corp.                                   126,540                 4,705
  Marsh & McLennan Cos., Inc.                       75,100                 3,835
  Wells Fargo & Co.                                 72,200                 3,639
  Morgan Stanley                                    82,300                 3,518
  U.S. Bancorp                                     111,904                 2,742
  Lincoln National Corp.                            76,800                 2,736
  PNC Financial Services Group                      52,700                 2,572
  American International Group, Inc.                45,972                 2,537
  Merrill Lynch & Co., Inc.                         51,300                 2,395
  St. Paul Cos., Inc.                               59,400                 2,169
  FleetBoston Financial Corp.                       69,700                 2,071
  SAFECO Corp.                                      51,400                 1,813
  KeyCorp                                           70,900                 1,792
  The Chubb Corp.                                   29,800                 1,788

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
Equity Income Portfolio                             Shares                 (000)
--------------------------------------------------------------------------------
  Mellon Financial Corp.                            59,800                 1,659
  Fannie Mae                                        24,000                 1,619
                                                                           -----
                                                                          71,810
                                                                          ------
HEALTH CARE (15.1%)
  Merck & Co., Inc.                                163,500                 9,900
  Bristol-Myers Squibb Co.                         259,900                 7,056
  GlaxoSmithKline PLC ADR                          156,474                 6,343
  Wyeth                                            125,700                 5,726
  Pfizer Inc.                                      159,020                 5,431
  Abbott Laboratories                               82,200                 3,597
  Johnson & Johnson                                 62,000                 3,205
  Eli Lilly & Co.                                   43,000                 2,966
  Schering-Plough Corp.                            137,400                 2,556
  Baxter International, Inc.                        65,700                 1,708
                                                                           -----
                                                                          48,488
                                                                          ------
INTEGRATED OILS (13.1%)
  ExxonMobil Corp.                                 383,682                13,778
  BP PLC ADR                                       244,696                10,282
  ChevronTexaco Corp.                              131,883                 9,522
  Royal Dutch Petroleum Co. ADR                    110,700                 5,161
  ConocoPhillips                                    33,100                 1,814
  Marathon Oil Corp.                                49,800                 1,312
  Unocal Corp.                                       1,800                    52
                                                                          ------
                                                                          41,921
                                                                          ------
OTHER ENERGY (1.1%)
  Schlumberger Ltd.                                 45,100                 2,145
  Baker Hughes, Inc.                                40,100                 1,346
                                                                           -----
                                                                           3,491
                                                                           -----
MATERIALS & Processing (4.8%)
  Dow Chemical Co.                                 175,200                 5,424
  E.I. du Pont de Nemours & Co.                     85,041                 3,541
  International Paper Co.                           86,327                 3,084
  Weyerhaeuser Co.                                  51,800                 2,797
  Monsanto Co.                                      19,376                   419
                                                                           -----
                                                                          15,265
                                                                          ------
PRODUCER DURABLES (3.1%)
  Caterpillar, Inc.                                 51,100                 2,844
  Emerson Electric Co.                              44,100                 2,254
  The Boeing Co.                                    59,200                 2,032
  Pitney Bowes, Inc.                                47,300                 1,817
  Deere & Co.                                       19,500                   891
                                                                           -----
                                                                           9,838
                                                                           -----
UTILITIES (11.2%)
  Verizon Communications                           310,408                12,246
  SBC Communications Inc.                          277,276                 7,084
  BellSouth Corp.                                  145,200                 3,867
  Southern Co.                                      90,600                 2,823
  Dominion Resources, Inc.                          38,708                 2,488
  Duke Energy Corp.                                 87,400                 1,744
  FPL Group, Inc.                                   24,200                 1,618
  ScottishPower PLC ADR                             47,510                 1,155
* Comcast Corp. Class A                             27,213                   821
  AT&T Corp.                                        40,750                   784
  American Electric Power Co., Inc.                 24,580                   733
* Edison International                              37,400                   614
                                                                           -----
                                                                          35,977

OTHER (4.2%)
  General Electric Co.                             204,200                 5,856
  3M Co.                                            30,300                 3,908
  Fortune Brands, Inc.                              35,900                 1,874
  Honeywell International Inc.                      65,775                 1,766
                                                                          ------
                                                                          13,404
                                                                          ------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (COST $249,139)                                                         309,688
--------------------------------------------------------------------------------
                                                      Face                Market
                                                    Amount                Value*
                                                     (000)                 (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.9%)
  Repurchase Agreement
  Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.16%, 7/1/2003
  (Cost $9,246)                                     $9,246                $9,246
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
  (Cost $258,385)                                                        318,934
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
--------------------------------------------------------------------------------
Other Assets-Note C                                                        1,900
Liabilities                                                                (713)
                                                                           -----
                                                                           1,187
                                                                           -----
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 18,374,612 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $320,121
================================================================================
NET ASSET VALUE PER SHARE                                                 $17.42
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                    AMOUNT                   PER
                                                     (000)                SHARES
--------------------------------------------------------------------------------
Paid-in Capital                                   $256,156                $13.94
Undistributed Net Investment Income                  3,716                   .20
Accumulated Net Realized Losses                      (300)                 (.02)
Unrealized Appreciation                             60,549                  3.30
--------------------------------------------------------------------------------
NET ASSETS                                        $320,121                $17.42
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                         EQUITY INCOME PORTFOLIO
                                            SIX MONTHS ENDED JUNE 30, 2003 (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                              $ 4,566
  Interest                                                                    46
--------------------------------------------------------------------------------
Total Income                                                               4,612
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                           149
  The Vanguard Group--Note C
    Management and Administrative                                            359
    Marketing and Distribution                                                16
  Custodian Fees                                                               3
  Shareholders' Reports                                                       23
--------------------------------------------------------------------------------
  Total Expenses                                                             550
  Expenses Paid Indirectly--Note D                                           (7)
--------------------------------------------------------------------------------
  Net Expenses                                                               543
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      4,069
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                       (7)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION) OF INVESTMENT SECURITIES                                  20,287
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                               $24,349
================================================================================
STATEMENT OF CHANGES IN NET ASSETS
                                                  Equity Income Portfolio
                                          Six Months Ended            Year Ended
                                             June 30, 2003         Dec. 31, 2002
                                                     (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                              $ 4,069               $ 7,968
Realized Net Gain (Loss)                               (7)                   301
Change in Unrealized Appreciation
 (Depreciation)                                     20,287              (57,902)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                       24,349              (49,633)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                             7,998)               (9,598)
  Realized Capital Gain                              (444)               (1,600)
--------------------------------------------------------------------------------
   Total Distributions                             (8,442)              (11,198)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                            21,565                44,362
  Issued in Lieu of Cash Distributions               8,442                11,198
  Redeemed                                         21,996)              (46,472)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions                       8,011                 9,088
--------------------------------------------------------------------------------
  Total Increase (Decrease)                         23,918              (51,743)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                              296,203               347,946
--------------------------------------------------------------------------------
  End of Period                                   $320,121              $296,203
================================================================================

1Shares Issued (Redeemed)

  Issued                                             1,304                 2,413
  Issued in Lieu of Cash Distributions                 528                   554
  Redeemed                                         (1,353)               (2,652)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in
     Shares Outstanding                                479                   315
================================================================================

FINANCIAL HIGHLIGHTS

EQUITY INCOME PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       YEAR ENDED SEPTEMBER 30,
                                                SIX MONTHS ENDED      YEAR ENDED         OCT. 1 TO -------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     JUNE 30, 2003   DEC. 31, 2002    DEC. 31, 2001*    2001    2000    1999    1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $16.55          $19.79            $19.30  $21.09  $21.10  $19.69  $18.50
----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                     .222             .44               .10     .44     .58     .51    .490
  Net Realized and Unrealized Gain (Loss) on Investments   1.123          (3.05)               .39    .26)     .08    1.50   1.475
----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                        1.345          (2.61)               .49     .18     .66    2.01   1.965
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.450)           (.54)                --   (.58)   (.52)   (.49)  (.400)
  Distributions from Realized Capital Gains               (.025)           (.09)                --  (1.39)   (.15)   (.11)  (.375)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (.475)           (.63)                --  (1.97)   (.67)   (.60)  (.775)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $17.42          $16.55            $19.79  $19.30  $21.09  $21.10  $19.69
==================================================================================================================================
TOTAL RETURN                                               8.39%         -13.76%             2.54%   0.78%   3.06%  10.36%  11.19%
==================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)                      $320            $296              $348    $334    $322    $429    $375
  Ratio of Total Expenses to Average Net Assets          0.37%**          0.37%0           0.32%**   0.33%   0.31%   0.33%   0.36%
  Ratio of Net Investment Income to Average Net Assets   2.76%**           2.45%           2.20%**   2.21%   2.44%   2.44%   2.69%
  Portfolio Turnover Rate                                   4%**              5%                0%      1%      8%      6%      6%
================================================================================
*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Equity Income Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Newell Associates provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2003, the investment advisory fee represented an effective annual rate of 0.10% of the portfolio's average net assets.

     The board of trustees has approved a change in the portfolio's investment adviser. Effective August 8, 2003, Newell Associates will cease to serve as investment adviser to the portfolio and will be replaced by Wellington Management Company, llp, and The Vanguard Group.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2003, the portfolio had contributed capital of $55,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.05% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio's management and administrative expenses. For the six months ended June 30, 2003, these arrangements reduced the portfolio's expenses by $7,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The portfolio's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2002, the portfolio had available realized losses of $207,000 to offset future net capital gains through December 31, 2011. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2003; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At June 30, 2003, net unrealized appreciation of investment securities for tax purposes was $60,549,000, consisting of unrealized gains of $76,478,000 on securities that had risen in value since their purchase and $15,929,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2003, the portfolio purchased $5,793,000 of investment securities and sold $5,318,000 of investment securities other than temporary cash investments.

--------------------------------------------------------------------------------
VANGUARD DIVERSIFIED VALUE PORTFOLIO


The Diversified Value Portfolio returned 15.0% during the first half of 2003, surpassing the returns of its comparative standards and the broad stock market as well. The relatively concentrated portfolio distinguished itself with a number of excellent stock selections. The strong performance was all the more impressive because it occurred during a period when growth-oriented issues such as technology stocks led the market. The Diversified Value Portfolio achieved market-beating results while emphasizing attractively valued, dividend-paying stocks. At the end of June, the portfolio had a yield of 2.7%.

VALUE PHILOSOPHY PAID OFF IN A GROWTH MARKET

--------------------------------------------------------------------------------
Total Returns                                                   Six Months Ended
                                                                   June 30, 2003
--------------------------------------------------------------------------------
DIVERSIFIED VALUE PORTFOLIO                                                15.0%
Average Multi-Cap Value Fund*                                              12.3
S&P 500/Barra Value Index                                                  12.3
Wilshire 5000 Index                                                        12.9
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The Diversified Value Portfolio'slongstanding emphasis on stocks with relatively high dividend yields and low ratios of price to earnings and book value was an unexpected recipe for success during the past six months. While the broad stock market rode the resurgence in battered technology and other growth-oriented stocks to a strong double-digit gain, your portfolio recorded benchmark-beating returns with excellent stock selections in slower-growing, less-glamorous industry sectors such as financial services and utilities. (Financial services, at an average of 29% of assets, was the portfolio's largest commitment during the period.) The fund also earned impressive returns in the more growth-oriented consumer discretionary sector. Together, stock selections in the utilities, financial services, and consumer discretionary sectors accounted for 11.7 percentage points of the portfolio's 15.0% return.

     The portfolio's one noteworthy weak spot was the health care sector, where a couple of poorly performing stock selections kept it from participating in the sector's generally strong six-month return.

BALANCE FOR THE LONG RUN

The stock market's recent rebound was long in coming, but not unexpected. The markets move in cycles. Even a long, grinding downturn can be expected to eventually give way to a recovery.

     Although it's impossible to know when the cycles will turn, it's simple to structure an investment program so as to enjoy some benefit from the eventual recovery while providing your assets with a degree of protection from the periodic declines. The keys are balance and diversification. A balance between stocks and fixed income investments gives you the opportunity to participate in the long-term growth of corporate profits and stock prices; at the same time, you can look to the less-volatile returns of bond and money market funds to blunt the impact of the stock market's occasional downturns. Diversification within asset classes reduces your vulnerability to the disasters that can befall any one security or sector.

     That's why we advise investors to develop a portfolio of broadly diversified stock, bond, and money market holdings in proportions consistent with their unique goals and circumstances. The Diversified Value Portfolio can be an important component of such a plan, offering exposure to value-oriented shares of various sizes.

     Thank you for entrusting your hard-earned money to Vanguard.

REPORT FROM THE ADVISER
DIVERSIFIED VALUE PORTFOLIO

The Diversified Value Portfolio returned 15.0% for the first six months of 2003, versus a return of 12.3% for the Standard & Poor's 500/Barra Value Index.

THE INVESTMENT  ENVIRONMENT

The market environment in the first two quarters of 2003 couldn't have been more different. The first quarter was dominated by doom and gloom. Pessimism about the impending war with Iraq--which started toward the end of the quarter--and fears of falling economic activity pushed the markets down. However, the second quarter was marked by optimism. It has often been said that a bull market "climbs a wall of worry." And if the first quarter's pessimism was the foundation for the second quarter's optimism, then this is surely the case. National pride and a sense of accomplishment had a dramatic impact on investor attitudes during the April-June period.

     However, we are concerned that manynewly returning investors may not have learned the lessons of the stock market's recent history, because they are chasing stocks with few prospects of earnings and very optimistic expectations of growth. The conservative approach in the current environment is to focus on companies with real cash flow, manageable pension obligations and assumptions, conservative balance sheets, and reasonable expectations. The current level of bullishness is quite high, and we feel that second-quarter earnings reports may well cool the flames of speculation, which would be a healthy thing, as business conditions don't warrant higher company returns from current levels.

OUR SUCCESSES

Our successes were primarily derived from good stock selection in the financials and utilities sectors. Top contributors to the portfolio's return included J.P. Morgan Chase, FleetBoston Financial, Public Service Enterprise Group, Cendant, and Occidental Petroleum.

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks that have above-average dividend yields, below-average prices in relation to earnings, sales, and book value, and the prospect of above-average total return.

OUR SHORTFALLS

Our shortfalls centered on the poor performance of our stocks in the health care and oil services sectors, along with the absence of holdings in technology (a strong-performing sector during the period). Among the top detractors from the portfolio's half-year performance were Tenet Healthcare, Schering-Plough, Transocean, GlobalSantaFe, and Newell Rubbermaid.

OUR PORTFOLIO POSITIONING

At quarter-end, the Diversified Value Fund had a price/earnings ratio of 13.4 times trailing 12-month earnings, which is a 25% discount to the P/E ratio of the S&P 500 Index, a broad measure of large-cap stocks. The portfolio's gross dividend yield of 3.2% (2.7% net of operating expenses) was almost a 90% premium to that of the S&P 500 Index.


James P. Barrow, Portfolio Manager
Barrow, Hanley, Mewhinney & Strauss, Inc

July 16, 2003

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                                    DIVERSIFIED VALUE PORTFOLIO
                                                             AS OF JUNE 30, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                     COMPARATIVE           BROAD
                               PORTFOLIO                  INDEX*         INDEX**
--------------------------------------------------------------------------------
Number of Stocks                      49                     340           5,403
Median Market Cap                 $15.5B                  $25.1B          $27.7B
Price/Earnings Ratio               18.0x                   18.3x           21.8x
Price/Book Ratio                    2.1x                    2.0x            2.7x
Yield                               2.7%                    2.1%            1.6%
Return on Equity                    8.4%                   16.5%           20.5%
Earnings Growth Rate                4.6%                    4.2%            8.6%
Foreign Holdings                    5.9%                    0.0%            0.9%
Turnover Rate                       23%+                      --              --
Expense Ratio                      .50%+                      --              --
Cash Investments                    2.7%                      --              --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Imperial Tobacco Group ADR (tobacco)                        3.4%
Occidental Petroleum Corp. (oil)                            3.3
Public Service Enterprise Group, Inc. (electric utilities)  3.2
UST, Inc. (tobacco)                                         3.2
Cendant Corp. (commercial services)                         3.1
ConocoPhillips (oil)                                        3.1
Bristol-Myers Squibb Co. (pharmaceuticals)                  3.0
American Electric Power Co., Inc. (electric utilities)      3.0
Schering-Plough Corp. (pharmaceuticals)                     3.0
PNC Financial Services Group (banking)                      2.8
--------------------------------------------------------------------------------
Top Ten                                                    31.1%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.
--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                      COMPARATIVE                          BROAD
                             PORTFOLIO     INDEX*         PORTFOLIO      INDEX**
--------------------------------------------------------------------------------
R-Squared                         0.81       1.00              0.57         1.00
Beta                              0.80       1.00              0.67         1.00
--------------------------------------------------------------------------------
INVESTMENT FOCUS

MARKET CAP              LONG
STYLE                   VALUE
--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of portfolio)

                                                      COMPARATIVE          BROAD
                                        PORTFOLIO          INDEX*        INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                         0.0%           3.0           %2.6%
Consumer Discretionary                       12.9           12.0           15.7
Consumer Staples                             11.7            1.7            6.9
Financial Services                           25.4           36.5           22.3
Health Care                                   9.2            3.5           14.3
Integrated Oils                              10.7            8.6            3.5
Other Energy                                  1.6            2.5            2.3
Materials & Processing                        3.0            3.7            3.6
Producer Durables                             3.9            5.2            4.0
Technology                                    0.0            7.0           13.5
Utilities                                    15.1           14.3            7.1
Other                                         3.8            2.0            4.2
--------------------------------------------------------------------------------
Cash Investments                              2.7%            --              --
--------------------------------------------------------------------------------

*S&P 500/Barra Value Index.
**Wilshire 5000 Index.
+Annualized.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                  DIVERSIFIED VALUE PORTFOLIO
                                                             AS OF JUNE 30, 2003
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) February 8, 1999-June 30, 2003

All of the data in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

FISCAL-YEAR             DIVERSIFIED VALUE PORTFOLIO    S&P 500 BARRA VALUE INDEX
1999                               -13.1                         11.7
2000                                  26                          6.1
2001                                 0.8                        -11.7
2002                               -14.2                        -20.9
2003*                                 15                         12.3
--------------------------------------------------------------------------------
*Six months ended June 30, 2003.
Note: See Financial Highlights table for dividend and capital gains information.
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2003
                                                         SINCE INCEPTION
                                              ONE ------------------------------
                           INCEPTION DATE    YEAR    CAPITAL   INCOME      TOTAL
--------------------------------------------------------------------------------
Diversified Value Portfolio      2/8/1999   0.06%       0.11%    1.84%     1.95%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                   JUNE 30, 2003 (UNAUDITED)
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                          Market
                                                          Value*
                                           Shares          (000)
DIVERSIFIED VALUE PORTFOLIO
--------------------------------------------------------------------------------
COMMON STOCKS (97.3%)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (12.9%)
* Cendant Corp.                           318,600          5,837
  Newell Rubbermaid, Inc.                 172,800          4,838
  Carnival Corp.                          114,400          3,719
* Service Corp. International             925,000          3,580
  Sears, Roebuck & Co.                     81,000          2,725
  Waste Management, Inc.                   76,800          1,850
  Wendy's International, Inc.              50,100          1,451
                                                           -----
                                                          24,000
                                                          ------
CONSUMER STAPLES (11.7%)
  Imperial Tobacco Group ADR              174,500          6,319
  UST, Inc.                               167,600          5,871
  Altria Group, Inc.                      108,300          4,921
  ConAgra Foods, Inc.                     199,700          4,713
                                                          ------
                                                          21,824
                                                          ------
FINANCIAL SERVICES (25.3%)
  BANKS--NEW YORK CITY (2.4%)
  J.P. Morgan Chase & Co.                 130,950          4,476

  BANKS--OUTSIDE NEW YORK CITY (9.7%)
  PNC Financial Services Group            107,400          5,242
  FleetBoston Financial Corp.             170,500          5,066
  Bank of America Corp.                    63,600          5,026
  National City Corp.                      83,400          2,728

  DIVERSIFIED FINANCIAL SERVICES (4.4%)
  Citigroup, Inc.                         122,300          5,234
  John Hancock Financial Services, Inc.    97,600          2,999

  FINANCE--SMALL LOAN (0.9%)
  SLM Corp.                                42,000          1,645

  FINANCIAL--MISCELLANEOUS (1.1%)
  MGIC Investment Corp.                    45,100          2,103

  INSURANCE--MULTILINE (2.6%)
  Allstate Corp.                          137,800          4,913

  REAL ESTATE INVESTMENT TRUST (1.7%)
  Crescent Real Estate, Inc. REIT         195,100          3,241

  SAVINGS & Loan (2.5%)
  Washington Mutual, Inc.                 110,450          4,562
                                                          ------
                                                          47,235
                                                          ------
HEALTH CARE (9.2%)
  Bristol-Myers Squibb Co.                207,900          5,644
  Schering-Plough Corp.                   297,400          5,532
  Baxter International, Inc.              144,400          3,754
* Tenet Healthcare Corp.                  185,700          2,163
                                                          ------
                                                          17,093
                                                          ------
INTEGRATED OILS (10.7%)
  Occidental Petroleum Corp.              183,400          6,153
  ConocoPhillips                          105,672          5,791
  BP PLC ADR                              109,312          4,593
  ChevronTexaco Corp.                      46,200          3,336
                                                          ------
                                                          19,873
                                                          ------
OTHER ENERGY (1.6%)
* Reliant Resources, Inc.                 253,415          1,553
* Transocean Inc.                          63,520          1,396
                                                           -----
                                                           2,949

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Market
                                                          Value*
                                           Shares          (000)
DIVERSIFIED VALUE PORTFOLIO
--------------------------------------------------------------------------------
MATERIALS & Processing (3.0%)
  Lyondell Chemical Co.                   256,200          3,466
  Crompton Corp.                          155,684          1,098
  Millennium Chemicals, Inc.              110,000          1,046
                                                           -----
                                                           5,610
                                                           -----
PRODUCER DURABLES (3.9%)
  The Boeing Co.                          113,200          3,885
  Emerson Electric Co.                     67,500          3,449
                                                           -----
                                                           7,334
                                                           -----
UTILITIES (15.1%)
  Public Service Enterprise Group, Inc.   140,000          5,915
  American Electric Power Co., Inc.       186,240          5,555
  Entergy Corp.                            84,600          4,465
  Northeast Utilities                     186,900          3,129
  Verizon Communications                   63,760          2,515
  Duke Energy Corp.                        96,300          1,921
  CenterPoint Energy Inc.                  32,000          1,891
  Southern Co.                             55,100          1,717
* Mirant Corp.                            331,596            962
                                                           -----
                                                          28,070
                                                          ------
OTHER (3.9%)
  Tyco International Ltd.                 207,100          3,931
  ITT Industries, Inc.                     49,600          3,247
                                                           -----
                                                           7,178
                                                           -----
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (COST $190,500)                                         181,166
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                             FACE        Market
                                            VALUE        Value*
                                            (000)         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.7%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
  Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.16%, 7/1/2003                          $3,968         3,968
  1.16%, 7/1/2003--Note F                     995           995
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(COST $4,963)                                             4,963
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
 (COST $195,463)                                        186,129
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Other Assets--Note C                                      1,513
Liabilities--Note F                                     (1,404)
                                                        -------
                                                            109
                                                        -------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 18,523,821 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                            $186,238
================================================================================
NET ASSET VALUE PER SHARE                                $10.05
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                           Amount           Per
                                            (000)         Share
--------------------------------------------------------------------------------
Paid-in Capital                          $203,808        $10.99
Undistributed Net Investment Income         1,775           .10
Accumulated Net Realized Losses           10,011)         (.54)
Unrealized Depreciation                   (9,334)         (.50)
--------------------------------------------------------------------------------
NET ASSETS                               $186,238        $10.05
================================================================================
See Note D to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                     Diversified Value Portfolio
                                                  Six Months Ended June 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                              $ 2,404
  Interest                                                                    24
--------------------------------------------------------------------------------
Total Income                                                               2,428
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                                 96
    Performance Adjustment                                                    25
  The Vanguard Group--Note C
    Management and Administrative                                            251
    Marketing and Distribution                                                11
  Custodian Fees                                                               2
  Shareholders' Reports                                                       12
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                             397
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      2,031
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                     1,306
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITIES                                 19,692
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                               $23,029
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                DIVERSIFIED VALUE PORTFOLIO
                                          SIX MONTHS ENDED            YEAR ENDED
                                             JUNE 30, 2003         DEC. 31, 2002
                                                     (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $ 2,031               $ 3,971
  Realized Net Gain (Loss)                           1,306              (10,083)
  Change in Unrealized Appreciation
   (Depreciation)                                   19,692              (22,092)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                      23,029              (28,204)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                            (4,056)               (3,385)
  Realized Capital Gain                                 --                    --
--------------------------------------------------------------------------------
    Total Distributions                            (4,056)               (3,385)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                            27,141                51,592
  Issued in Lieu of Cash Distributions               4,056                 3,385
  Redeemed                                        (15,556)              (45,823)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                    15,641                 9,154
--------------------------------------------------------------------------------
   Total Increase (Decrease)                        34,614              (22,435)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                              151,624               174,059
--------------------------------------------------------------------------------
  End of Period                                   $186,238              $151,624
================================================================================
1Shares Issued (Redeemed)
  Issued                                             2,895                 5,092
  Issued in Lieu of Cash Distributions                 464                   306
  Redeemed                                         (1,725)               (4,838)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in
      Shares Outstanding                             1,634                   560
================================================================================

FINANCIAL HIGHLIGHTS

DIVERSIFIED VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED
                                                                                      SEPTEMBER 30,     FEB. 8** TO
FOR A SHARE OUTSTANDING       SIX MONTHS ENDED      YEAR ENDED         OCT. 1 TO  --------------------     SEP. 30,
 THROUGHOUT EACH PERIOD          JUNE 30, 2003   DEC. 31, 2002      DEC. 31,2001*  2001          2000          1999
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $8.98          $10.66            $10.16 $ 9.85         $9.31        $10.00
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                    .11             .23               .06    .16           .21           .11
  Net Realized and Unrealized Gain (Loss) 1.20           1.71)               .44    .36           .45         (.80)
     on Investments
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations       1.31          (1.48)               .50    .52           .66         (.69)
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income   (.24)           (.20)                --  (.21)         (.12)            --
  Distributions from Realized Capital       --              --                --     --            --            --
    Gains
-------------------------------------------------------------------------------------------------------------------
    Total Distributions                  (.24)           (.20)                --  (.21)         (.12)            --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $10.05          $ 8.98            $10.66 $10.16         $9.85        $ 9.31
===================================================================================================================
TOTAL RETURN                            14.99%         -14.24%             4.92%  5.42%         7.18%        -6.90%
===================================================================================================================

RATIOS/SUPPLEMENTAL  DATA Net Assets,  End of Period  (Millions)  $186 $152 $174
$163 $47 $42 Ratio of Total  Expenses to Average 0.50%+ 0.50% 0.48%+ 0.45% 0.45%
0.37%+ Net Assets  Ratio of Net  Investment  Income to 2.57%+ 2.33% 2.03%+ 2.19%
2.67% 2.38%+ Average Net Assets Portfolio  Turnover Rate 23%+ 27% 4% 29% 42% 18%
===================================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Inception.
+Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Diversified Value Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio's performance for the preceding three years relative to the Standard & Poor's 500/Barra Value Index. For the six months ended June 30, 2003, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio's average net assets before an increase of $25,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2003, the portfolio had contributed capital of $31,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.03% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The portfolio's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2002, the portfolio had available realized losses of $11,317,000 to offset future net capital gains of $1,234,000 through December 31, 2008, and $10,083,000 through December 31, 2010. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2003; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At June 30, 2003, net unrealized depreciation of investment securities for tax purposes was $9,334,000, consisting of unrealized gains of $16,441,000 on securities that had risen in value since their purchase and $25,775,000 in unrealized losses on securities that had fallen in value since their purchase.

E.  During  the  six  months  ended  June  30,  2003,  the  portfolio  purchased
$30,739,000  of  investment   securities  and  sold  $18,056,000  of  investment
securities, other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at June 30, 2003, was $961,000, for which the portfolio held cash collateral of $995,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

--------------------------------------------------------------------------------
VANGUARD TOTAL STOCK MARKET INDEX PORTFOLIO

From its inception on January 8 through June 30, the Total Stock Market Index Portfolio gained 9.8%, in line with the return of its target benchmark and somewhat better than the 8.5% return of its average peer. We are pleased to add the Total Stock Market Index Portfolio to our roster of annuity investment options, and hope it will play a valuable role for those investors looking to gain low-cost exposure to the entire U.S. stock market.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                      JANUARY 8* TO
                                                                   JUNE 30, 2003
--------------------------------------------------------------------------------
TOTAL STOCK MARKET INDEX PORTFOLIO                                          9.8%
Average Multi-Cap Core Fund**                                                8.5
Wilshire 5000 Index                                                          9.6
--------------------------------------------------------------------------------
*Portfolio inception.
**Derived from data provided by Lipper Inc.

     The portfolio is a "fund of funds," investing 45% of its assets in Vanguard(R) Total Stock Market Index Fund (which seeks to track the investment results of the broad-based Wilshire 5000 Total Market Index); 40% in the Vanguard Variable Insurance Fund--Equity Index Portfolio (which seeks to track the performance of the large-cap Standard & Poor's 500 Index); and 15% in Vanguard(R) Extended Market Index Fund (which seeks to track the performance of the Wilshire 4500 Completion Index, made up primarily of mid- and small-cap stocks).

STOCKS OF ALL SIZES BENEFITED FROM LESS-VOLATILE MARKETS

The portfolio's 9.8% return was a very good result in absolute terms and stacked up well relative to the return of its average mutual fund peer.

     Across the market-capitalization spectrum, companies generally fared much better than they had in the past three years, as the equity market's gains filtered through to all industry sectors. The technology holdings of the Total Stock Market Index Portfolio's three underlying portfolios were the strongest performers during the period. Many of these stocks, which had sustained heavy losses, climbed markedly on increasing investor optimism and anticipation of renewed business spending. Consumer discretionary (including retailers and restaurants) and health care stocks, particularly those of small and midsize businesses, also booked strong double-digit gains.

THE VALUE OF DIVERSIFICATION

Events of the past several years--including the height of the dot-com boom, the long bear market in stocks, and the recent resurgence--have underscored the value of diversification, both across and within asset classes. Maintaining a balanced portfolio through such times can be a struggle, as investors are constantly being tempted or repelled by the returns of various asset classes or market segments. The balanced investor will never be at the top of the heap at any one moment--after all, one asset class will always do better than another--but he or she won't be on the bottom, either. Balance lets us enjoy much of the gains of the financial markets without plunging to their depths. The Total Stock Market Index Portfolio can be a core long-term holding in a balanced portfolio, providing low-cost exposure to all sizes and types of companies within the U.S. equity market.

     Thank you for entrusting your assets to us.

--------------------------------------------------------------------------------
Portfolio Profile                             Total Stock Market Index Portfolio
                                                             As of June 30, 2003

--------------------------------------------------------------------------------
TOTAL PORTFOLIO CHARACTERISTICS

Yield                                                     1.5%
Expense Ratio                                               0%
Average Weighted Expense Ratio*                          0.20%
--------------------------------------------------------------------------------
ALLOCATION TO UNDERLYING FUNDS

Vanguard Total Stock Market Index Fund                   45.0%
Vanguard Variable Insurance Fund--Equity Index Portfolio  40.0
Vanguard Extended Market Index Fund                       15.0
--------------------------------------------------------------------------------
Total                                                   100.0%
--------------------------------------------------------------------------------

*For underlying funds, annualized.

--------------------------------------------------------------------------------
INVESTMENT FOCUS

        MARKET CAP              LARGE
        STYLE                   BLEND


YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

--------------------------------------------------------------------------------
Performance Summary                           Total Stock Market Index Portfolio
                                                             As of June 30, 2003
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) January 8, 2003-June 30, 2003

All of the data in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

 FISCAL-YEAR     TOTAL STOCK MARKET INDEX PORTFOLIO          WILSHIRE 5000 INDEX
    2003*                      9.8                                    9.6

--------------------------------------------------------------------------------
*Returns since January 8, 2003, the portfolio's inception.
Note: See Financial Highlights table for dividend and capital gains information.
--------------------------------------------------------------------------------
TOTAL RETURNS for period ended June 30, 2003

                                                           SINCE INCEPTION
                                     INCEPTION DATE  CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------
Total Stock Market Index Portfolio         1/8/2003    9.75%     0.00%     9.75%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                   JUNE 30, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
TOTAL STOCK MARKET INDEX PORTFOLIO                    SHARES               (000)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES (99.1%)
--------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund
  Investor Shares                                  1,400,697             $31,502
Vanguard Variable Insurance Fund--
  Equity Index Portfolio                           1,212,157              28,001
Vanguard Extended Market Index Fund
  Investor Shares                                    479,800              10,546
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES
  (COST $67,924)                                                          70,049
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
--------------------------------------------------------------------------------
Other Assets                                                                 809
Liabilities                                                                (161)
                                                                          ------
                                                                             648
                                                                          ------
--------------------------------------------------------------------------------
NET ASSETS (100%)

Applicable to 3,221,014 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                               $70,697
================================================================================
NET ASSET VALUE PER SHARE                                                 $21.95
================================================================================
*See Note A in Notes to Financial Statements.

                                                                Amount       Per
                                                                 (000)     Share
--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                $68,460    $21.25
Undistributed Net Investment Income                                 86       .03
Accumulated Net Realized Gains                                      26       .01
Unrealized Appreciation                                          2,125       .66
--------------------------------------------------------------------------------
NET ASSETS                                                     $70,697    $21.95
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                              Total Stock Market Index Portfolio
                                                     January 8* to June 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Income Distributions Received                                             $ 86
--------------------------------------------------------------------------------
NET INVESTMENT INCOME--Note B                                                 86
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Capital Gain Distributions Received                                         18
  Investment Securities Sold                                                   8
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                      26
--------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                                  2,125
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                                $2,237
================================================================================
*Inception.


STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                              TOTAL STOCK MARKET INDEX PORTFOLIO
                                                     January 8* to June 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                     $ 86
  Realized Net Gain (Loss)                                                    26
  Unrealized Appreciation (Depreciation)                                   2,125
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                                                 2,237
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                       --
  Realized Capital Gain                                                       --
--------------------------------------------------------------------------------
   Total Distributions                                                        --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                                  69,185
  Issued in Lieu of Cash Distributions                                        --
  Redeemed                                                                 (725)
--------------------------------------------------------------------------------
   Net Increase (Decrease) from
     Capital Share Transactions                                           68,460
--------------------------------------------------------------------------------
  Total Increase (Decrease)                                               70,697
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                         --
--------------------------------------------------------------------------------
  End of Period                                                          $70,697
================================================================================

1Shares Issued (Redeemed)
Issued                                                                     3,256
Issued in Lieu of Cash Distributions                                          --
Redeemed                                                                    (35)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding                           3,221
================================================================================
*Inception.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

TOTAL STOCK MARKET INDEX PORTFOLIO
--------------------------------------------------------------------------------
                                                                   JANUARY 8* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      JUNE 30, 2003
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $20.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                      .03
  Net Realized and Unrealized Gain (Loss) on Investments                    1.92
--------------------------------------------------------------------------------
    Total from Investment Operations                                        1.95
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        --
  Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
   Total Distributions                                                        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $21.95
================================================================================

TOTAL RETURN                                                               9.75%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                       $71
  Ratio of Total Expenses to Average Net Assets--Note B                       0%
  Ratio of Net Investment Income to Average Net Assets                   1.21%**
  Portfolio Turnover Rate                                                   4%**
================================================================================
*Inception.
**Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. VALUATION: Investments are valued at the net asset value of each Vanguard fund determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Temporary cash investments are valued at cost, which approximates market value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a special service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the portfolio. The special service agreement provides that the portfolio's expenses may be reduced or eliminated by the savings realized by other Vanguard funds by virtue of the operation of the portfolio. Accordingly, all expenses incurred by the portfolio during the period ended June 30, 2003, were reimbursed by Vanguard. The portfolio's trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio's tax-basis gains and losses are determined only at the end of each fiscal year.

     At June 30, 2003, net unrealized appreciation of investment securities for tax purposes was $2,125,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

D. During the period ended June 30, 2003, the portfolio purchased $68,344,000 of investment securities and sold $428,000 of investment securities other than temporary cash investments.

--------------------------------------------------------------------------------
VANGUARD(R) EQUITY INDEX PORTFOLIO

During the six months ended June 30, 2003, the Equity Index Portfolio gained 11.7%, both meeting its objective of closely tracking the return of the Standard & Poor's 500 Index and outperforming the return of its average peer fund.

--------------------------------------------------------------------------------
Total Returns                                                   Six Months Ended
                                                                   June 30, 2003
--------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO                                                     11.7%
Average Large-Cap Core Fund*                                               10.4
S&P 500 Index                                                              11.8
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

SECOND-QUARTER RALLY PROVIDED A WELCOME BOOST

The large-cap stocks that dominate the S&P 500 Index turned in a very strong six-month performance, powered by a second-quarter surge of investor optimism that marked a welcome reprieve from a three-year bear market. The portfolio's 11.7% advance for the period was due to a 15.4% jump in the second quarter alone--the best quarterly showing since the fourth quarter of 1998. The successful conclusion of the Iraqi conflict marked the beginning of an all-out rally in the domestic equity markets, pushing stocks to strong gains across the board.

     Virtually every corner of the market gained ground over the last six months, and every economic sector in the S&P 500 posted a positive return. The best returns came in the technology sector, which had delivered some of the market's worst returns during the past three years. Tech stocks came alive as investors and businesses anticipated a resurgence in capital spending following a long period of uncertainty and shrinking budgets. Consumer discretionary stocks--such as restaurants, retailers, and entertainment purveyors--also experienced solid growth, as investors saw signs of increased economic growth in the months ahead.

THE VALUE OF DIVERSIFICATION

Events of the past several years in the stock market--including the height of the dot-com boom, the long bear market, and the recent resurgence--have underscored the value of diversification, both across and within asset classes. Maintaining a balanced portfolio through such times can be a struggle, as investors are constantly being tempted or repelled by the returns of various asset classes or market segments. The balanced investor will never be at the top of the heap at any one moment--after all, one asset class will always do better than another--but he or she won't be on the bottom, either. Balance lets us enjoy much of the gains of the financial markets without plunging to their depths. The Equity Index Portfolio can be a valuable core holding in a balanced portfolio, providing low-cost exposure to the largest companies within the U.S. equity market.

     Thank you for entrusting your hard-earned money to us.

--------------------------------------------------------------------------------
Portfolio Profile
                                                          Equity Index Portfolio
                                                             As of June 30, 2003
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                             TARGET        BROAD
                                          PORTFOLIO          INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                                502             500        5,403
Median Market Cap                            $50.4B          $50.4B       $27.7B
Price/Earnings Ratio                          20.9x           20.9x        21.8x
Price/Book Ratio                               3.0x            3.0x         2.7x
Yield                                          1.5%            1.7%         1.6%
Return on Equity                              22.4%           22.4%        20.5%
Earnings Growth Rate                           8.5%            8.5%         8.6%
Foreign Holdings                               0.0%            0.0%         0.9%
Turnover Rate                                   9%+              --           --
Expense Ratio                                0.18%+              --           --
Cash Investments                               0.0%              --           --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

General Electric Co. (conglomerate)                             3.2%
Microsoft Corp. (software)                                      3.1
Pfizer Inc. (pharmaceuticals)                                   3.0
ExxonMobil Corp. (oil)                                          2.7
Wal-Mart Stores, Inc. (retail)                                  2.6
Citigroup, Inc. (banking)                                       2.5
Johnson & Johnson (pharmaceuticals)                             1.7
American International Group, Inc. (insurance)                  1.6
International Business Machines Corp. (computer hardware)       1.6
Intel Corp. (electronics)                                       1.5
--------------------------------------------------------------------------------
Top Ten                                                        23.5%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                             TARGET                        BROAD
                            PORTFOLIO        INDEX*       PORTFOLIO      INDEX**
--------------------------------------------------------------------------------
R-Squared                        1.00          1.00           0.98          1.00
Beta                             1.00          1.00           0.96          1.00
--------------------------------------------------------------------------------
INVESTMENT FOCUS

        MARKET CAP              LARGE
        STYLE                   BLEND

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of portfolio)
                                                            Target         Broad
                                           Portfolio        Index*       Index**

Auto & Transportation                            2.5%          2.5%         2.6%
Consumer Discretionary                          13.9          13.9         15.7
Consumer Staples                                 7.9           7.9          6.9
Financial Services                              21.7          21.7         22.3
Health Care                                     14.7          14.7         14.3
Integrated Oils                                  4.3           4.3          3.5
Other Energy                                     1.6           1.6          2.3
Materials & Processing                           3.1           3.1          3.6
Producer Durables                                3.7           3.7          4.0
Technology                                      14.3          14.3         13.5
Utilities                                        7.5           7.5          7.1
Other                                            4.8           4.8          4.2
--------------------------------------------------------------------------------

*S&P 500 Index.
**Wilshire 5000 Index.
+Annualized.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
                                                          EQUITY INDEX PORTFOLIO
                                                             AS OF JUNE 30, 2003
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) December 31, 1992-June 30, 2003

All of the data in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

 FISCAL-YEAR               EQUITY INDEX PORTFOLIO           S&P 500 INDEX

1993                               9.8                           10.1
1994                               1.1                            1.3
1995                              37.4                           37.6
1996                              22.9                             23
1997                              33.2                           33.4
1998                              28.7                           28.6
1999                                21                             21
2000                                -9                           -9.1
2001                               -12                          -11.9
2002                             -22.1                          -22.1
2003*                             11.7                           11.8

--------------------------------------------------------------------------------
*Six months ended June 30, 2003.
Note: See Financial Highlights table for dividend and capital gains information.
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2003
                                                                Ten Years
                                             One    Five  ----------------------
                          Inception Date    Year   Years  Capital  Income  Total
EQUITY INDEX PORTFOLIO         4/29/1991   0.27%  -1.61%    8.19%   1.77%  9.96%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                   JUNE 30, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
EQUITY INDEX PORTFOLIO                        SHARES       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.3%)(1)
--------------------------------------------------------------------------------
  General Electric Co.                     1,339,208      38,408
  Microsoft Corp.                          1,438,600      36,843
  Pfizer Inc.                              1,057,906      36,127
  ExxonMobil Corp.                           895,104      32,143
  Wal-Mart Stores, Inc.                      586,784      31,493
  Citigroup, Inc.                            689,868      29,526
  Johnson & Johnson                          397,865      20,570
  American International Group, Inc.         349,636      19,293
  International Business Machines Corp.      231,364      19,088
  Intel Corp.                                875,712      18,201
  Merck & Co., Inc.                          300,556      18,199
  Bank of America Corp.                      200,563      15,850
* Cisco Systems, Inc.                        940,732      15,701
  The Procter & Gamble Co.                   173,344      15,459
  The Coca-Cola Co.                          329,762      15,304
  Verizon Communications                     368,140      14,523
  Altria Group, Inc.                         271,069      12,317
  SBC Communications Inc.                    444,846      11,366
  Wells Fargo & Co.                          224,290      11,304
* Amgen, Inc.                                168,672      11,207
* Dell Computer Corp.                        343,889      10,991
  Eli Lilly & Co.                            150,504      10,380
  ChevronTexaco Corp.                        143,072      10,330
  PepsiCo, Inc.                              230,049      10,237
  Home Depot, Inc.                           308,035      10,202
* Viacom Inc. Class B                        232,984      10,172
* AOL Time Warner Inc.                       602,133       9,688
  United Parcel Service, Inc.                150,700       9,600
  J.P. Morgan Chase & Co.                    271,960       9,296
  Abbott Laboratories                        209,056       9,148
  Fannie Mae                                 131,196       8,848
  Hewlett-Packard Co.                        408,733       8,706
* Oracle Corp.                               702,024       8,438
* Comcast Corp. Class A                      273,694       8,260
  Wyeth                                      177,900       8,103
  Medtronic, Inc.                            163,352       7,836
  American Express Co.                       173,671       7,261
  Wachovia Corp.                             180,162       7,199
  Bristol-Myers Squibb Co.                   259,600       7,048
  3M Co.                                      52,409       6,760
  BellSouth Corp.                            247,408       6,588
  U.S. Bancorp                               257,156       6,300
  Morgan Stanley                             145,618       6,225
  Merrill Lynch & Co., Inc.                  124,700       5,821
  Anheuser-Busch Cos., Inc.                  112,040       5,720
  Bank One Corp.                             153,068       5,691
  E.I. du Pont de Nemours & Co.              133,454       5,557
  The Walt Disney Co.                        273,730       5,406
  The Goldman Sachs Group, Inc.               62,900       5,268
  Washington Mutual, Inc.                    124,684       5,149
  Tyco International Ltd.                    267,546       5,078
  ConocoPhillips                              90,983       4,986
  Freddie Mac                                 92,156       4,679
  Target Corp.                               122,032       4,618
  Lowe's Cos., Inc.                          104,556       4,491
  United Technologies Corp.                   62,727       4,443
* eBay Inc.                                   42,600       4,438
  Fifth Third Bancorp                         77,028       4,417
  Gillette Co.                               136,656       4,354
  FleetBoston Financial Corp.                140,939       4,187

--------------------------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
EQUITY INDEX PORTFOLIO                        SHARES       (000)
--------------------------------------------------------------------------------
  Colgate-Palmolive Co.                       72,136       4,180
  First Data Corp.                           100,228       4,153
  Walgreen Co.                               137,412       4,136
  Texas Instruments, Inc.                    231,768       4,079
  UnitedHealth Group Inc.                     79,452       3,992
  The Boeing Co.                             112,693       3,868
  Cardinal Health, Inc.                       59,868       3,850
  Dow Chemical Co.                           122,713       3,799
  QUALCOMM Inc.                              105,800       3,782
  McDonald's Corp.                           170,586       3,763
  Schlumberger Ltd.                           78,126       3,716
  Marsh & McLennan Cos., Inc.                 71,770       3,665
  Schering-Plough Corp.                      196,888       3,662
  MBNA Corp.                                 171,265       3,569
  Kimberly-Clark Corp.                        68,188       3,555
* Applied Materials, Inc.                    222,176       3,524
* Clear Channel Communications, Inc.          82,410       3,366
* Boston Scientific Corp.                     54,984       3,360
  Honeywell International Inc.               115,067       3,090
* EMC Corp.                                  293,216       3,070
  Southern Co.                                96,825       3,017
* AT&T Wireless Services Inc.                363,629       2,985
  The Bank of New York Co., Inc.             103,396       2,973
  Motorola, Inc.                             310,553       2,929
  Alcoa Inc.                                 113,376       2,891
  Metropolitan Life Insurance Co.            102,000       2,889
  Emerson Electric Co.                        56,480       2,886
  Lockheed Martin Corp.                       60,396       2,873
  Gannett Co., Inc.                           36,092       2,772
  Carnival Corp.                              84,300       2,741
  Illinois Tool Works, Inc.                   41,293       2,719
  Automatic Data Processing, Inc.             80,272       2,718
  General Motors Corp.                        75,224       2,708
  Ford Motor Co.                             245,515       2,698
  National City Corp.                         82,156       2,687
  Dominion Resources, Inc.                    41,742       2,683
* Forest Laboratories, Inc.                   48,700       2,666
* Yahoo! Inc.                                 80,900       2,650
  Sysco Corp.                                 87,160       2,618
  Exelon Corp.                                43,544       2,604
  Caterpillar, Inc.                           46,266       2,575
* Cendant Corp.                              136,884       2,508
* NEXTEL Communications, Inc.                137,900       2,493
  FedEx Corp.                                 40,088       2,487
  Prudential Financial, Inc.                  73,500       2,473
  Duke Energy Corp.                          121,046       2,415
  SLM Corp.                                   60,300       2,362
  General Mills, Inc.                         49,634       2,353
* Kohl's Corp.                                45,600       2,343
  International Paper Co.                     63,781       2,279
  The Gap, Inc.                              119,679       2,245
* Costco Wholesale Corp.                      61,282       2,243
  SunTrust Banks, Inc.                        37,718       2,238
  BB&T Corp.                                  65,145       2,234
  HCA Inc.                                    68,657       2,200
  Lehman Brothers Holdings, Inc.              32,300       2,147
  Travelers Property Casualty Corp. Class    135,049       2,130
  Progressive Corp. of Ohio                   29,000       2,120
  AFLAC Inc.                                  68,900       2,119
  Northrop Grumman Corp.                      24,397       2,105
  Baxter International, Inc.                  79,542       2,068
  AT&T Corp.                                 104,631       2,014
  Tribune Co.                                 41,554       2,007
  ALLTEL Corp.                                41,496       2,001
* Sun Microsystems, Inc.                     434,000       1,996
  Union Pacific Corp.                         34,098       1,978
  Avon Products, Inc.                         31,588       1,965
  Sara Lee Corp.                             104,352       1,963
  General Dynamics Corp.                      26,560       1,926
  Waste Management, Inc.                      79,461       1,914
* Best Buy Co., Inc.                          43,300       1,902
  NIKE, Inc. Class B                          35,480       1,898
  The Hartford Financial Services Group Inc.  37,576       1,892
  Kellogg Co.                                 54,658       1,879
  PNC Financial Services Group                38,057       1,858
  Stryker Corp.                               26,700       1,852
  Guidant Corp.                               41,600       1,847
  Charles Schwab Corp.                       181,300       1,829
  Omnicom Group Inc.                          25,400       1,821
  Southwest Airlines Co.                     104,626       1,800
  Raytheon Co.                                54,637       1,794
  State Street Corp.                          44,700       1,761
  Newmont Mining Corp. (Holding Company)      54,055       1,755
  Sprint Corp.                               120,726       1,738
  Computer Associates International, Inc.     77,699       1,731
  Occidental Petroleum Corp.                  50,969       1,710
* Analog Devices, Inc.                        49,100       1,710
  ConAgra Foods, Inc.                         72,202       1,704
  Wm. Wrigley Jr. Co.                         30,258       1,701
* The Kroger Co.                             100,704       1,680
  Devon Energy Corp.                          31,024       1,657
* WellPoint Health Networks Inc. Class A      19,600       1,652
  FPL Group, Inc.                             24,696       1,651
  Golden West Financial Corp.                 20,278       1,622
  Harley-Davidson, Inc.                       40,700       1,622
  Mellon Financial Corp.                      58,020       1,610
  Entergy Corp.                               30,350       1,602
* Veritas Software Corp.                      55,757       1,599
  Weyerhaeuser Co.                            29,514       1,594
  The McGraw-Hill Cos., Inc.                  25,668       1,591
  American Electric Power Co., Inc.           52,635       1,570
  H.J. Heinz Co.                              47,211       1,557
* Bed Bath & Beyond, Inc.                     39,700       1,541
  FirstEnergy Corp.                           39,988       1,538
  Masco Corp.                                 64,158       1,530
  XL Capital Ltd. Class A                     18,400       1,527
  Baker Hughes, Inc.                          45,226       1,518
  Anadarko Petroleum Corp.                    33,566       1,493
  CVS Corp.                                   53,004       1,486
  Capital One Financial Corp.                 30,200       1,485
  Paychex, Inc.                               50,625       1,484
  The Chubb Corp.                             24,718       1,483
  Maxim Integrated Products, Inc.             43,309       1,481
  Deere & Co.                                 32,238       1,473
  Burlington Resources, Inc.                  27,011       1,460
* Apollo Group, Inc. Class A                  23,600       1,458
* Electronic Arts Inc.                        19,600       1,450
  Equity Office Properties Trust REIT         53,600       1,448
* Anthem, Inc.                                18,473       1,425
  KeyCorp                                     56,216       1,421
  The Principal Financial Group, Inc.         44,000       1,419
  Apache Corp.                                21,767       1,416
  Burlington Northern Santa Fe Corp.          49,598       1,411
  Progress Energy, Inc.                       32,075       1,408
  Danaher Corp.                               20,600       1,402
* St. Jude Medical, Inc.                      24,276       1,396
  McKesson Corp.                              39,003       1,394
  Sears, Roebuck & Co.                        41,007       1,379
  Electronic Data Systems Corp.               64,300       1,379

--------------------------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
EQUITY INDEX PORTFOLIO                        SHARES       (000)
--------------------------------------------------------------------------------
  Linear Technology Corp.                     42,200       1,359
  Campbell Soup Co.                           55,274       1,354
  Halliburton Co.                             58,791       1,352
  Allergan, Inc.                              17,536       1,352
  Becton, Dickinson & Co.                     34,320       1,333
  Praxair, Inc.                               21,921       1,317
  Franklin Resources Corp.                    33,700       1,317
  TJX Cos., Inc.                              68,688       1,294
  Consolidated Edison Inc.                    29,755       1,288
  Public Service Enterprise Group, Inc.       30,368       1,283
* Starbucks Corp.                             52,100       1,277
  Air Products & Chemicals, Inc.              30,606       1,273
* Corning, Inc.                              168,734       1,247
  SouthTrust Corp.                            45,700       1,243
  The Clorox Co.                              29,126       1,242
* MedImmune Inc.                              33,900       1,233
  Aetna Inc.                                  20,475       1,233
* Agilent Technologies, Inc.                  62,864       1,229
  Northern Trust Corp.                        29,408       1,229
  ACE, Ltd.                                   35,600       1,221
* Lexmark International, Inc.                 17,200       1,217
* Genzyme Corp.-General Division              29,100       1,216
* Safeway, Inc.                               59,400       1,215
  Pitney Bowes, Inc.                          31,554       1,212
  Hershey Foods Corp.                         17,390       1,211
* Intuit, Inc.                                27,200       1,211
  Countrywide Financial Corp.                 17,300       1,204
* Staples, Inc.                               65,500       1,202
  Marriott International, Inc. Class A        31,206       1,199
  John Hancock Financial Services, Inc.       38,900       1,195
* Zimmer Holdings, Inc.                       26,500       1,194
* KLA-Tencor Corp.                            25,200       1,172
* International Game Technology               11,400       1,167
* Yum! Brands, Inc.                           39,460       1,166
* PG&E Corp.                                  55,105       1,165
  Loews Corp.                                 24,600       1,163
* Xilinx, Inc.                                45,500       1,143
* Lucent Technologies, Inc.                  556,530       1,130
  St. Paul Cos., Inc.                         30,696       1,121
  Mattel, Inc.                                58,642       1,110
  Archer-Daniels-Midland Co.                  85,994       1,107
* Xerox Corp.                                104,294       1,104
  Comerica, Inc.                              23,650       1,100
  Marathon Oil Corp.                          41,719       1,099
* Chiron Corp.                                25,100       1,097
  Coca-Cola Enterprises, Inc.                 60,300       1,094
* Qwest Communications International Inc.    226,121       1,081
  Limited Brands, Inc.                        69,684       1,080
  Ingersoll-Rand Co.                          22,600       1,069
  Eastman Kodak Co.                           38,606       1,056
  PACCAR, Inc.                                15,540       1,050
  Moody's Corp.                               19,834       1,045
  Newell Rubbermaid, Inc.                     36,974       1,035
  H & R Block, Inc.                           23,936       1,035
  AmerisourceBergen Corp.                     14,900       1,033
  Johnson Controls, Inc.                      12,036       1,030
  Fortune Brands, Inc.                        19,539       1,020
  AmSouth Bancorp                             46,542       1,016
  Aon Corp.                                   42,100       1,014
  Regions Financial Corp.                     29,900       1,010
  Norfolk Southern Corp.                      52,589       1,010
  Adobe Systems, Inc.                         31,300       1,004
  Biomet, Inc.                               34,792          997
* SunGard Data Systems, Inc.                  38,300         992
  Unocal Corp.                                34,499         990
  Simon Property Group, Inc. REIT             25,000         976
  Bear Stearns Co., Inc.                      13,407         971
* Concord EFS, Inc.                           65,900         970
  TXU Corp.                                   43,074         967
* Computer Sciences Corp.                     25,264         963
  Ameren Corp.                                21,755         959
  PPL Corp.                                   22,291         959
* Micron Technology, Inc.                     81,994         954
  Equity Residential REIT                     36,700         952
  Albertson's, Inc.                           49,556         951
  Ambac Financial Group, Inc.                 14,350         951
  Charter One Financial, Inc.                 30,375         947
* Transocean Inc.                             43,100         947
* Apple Computer, Inc.                        49,292         942
* Broadcom Corp.                              37,800         942
  Marshall & Ilsley Corp.                     30,600         936
  MBIA, Inc.                                  19,050         929
* Fiserv, Inc.                                26,050         928
  New York Times Co. Class A                  20,364         927
* Univision Communications Inc.               30,300         921
* AutoZone Inc.                               12,100         919
  Federated Department Stores, Inc.           24,900         918
  Rohm & Haas Co.                             29,301         909
  Ecolab, Inc.                                35,452         908
  Kinder Morgan, Inc.                         16,500         902
  CIGNA Corp.                                 18,967         890
  Family Dollar Stores, Inc.                  23,300         889
* Quest Diagnostics, Inc.                     13,900         887
  Synovus Financial Corp.                     41,050         883
* Symantec Corp.                              20,000         877
  Cinergy Corp.                               23,773         875
  CSX Corp.                                   28,908         870
  DTE Energy Co.                              22,486         869
  May Department Stores Co.                   38,904         866
  Lincoln National Corp.                      23,774         847
* Altera Corp.                                51,600         846
  Dollar General Corp.                        45,050         823
  Dover Corp.                                 27,360         820
  Union Planters Corp.                        26,350         818
  ITT Industries, Inc.                        12,488         817
  Cintas Corp.                                23,000         815
  Xcel Energy, Inc.                           53,753         808
* BJ Services Co.                             21,400         800
  Eaton Corp.                                 10,100         794
* Sprint PCS                                 138,012         794
  Sempra Energy                               27,759         792
  UST, Inc.                                   22,593         791
  Cincinnati Financial Corp.                  21,300         790
* Comcast Corp. Special Class A               27,389         790
  Jefferson-Pilot Corp.                       18,785         779
  Starwood Hotels & Resorts Worldwide, Inc.   27,100         775
* Nabors Industries, Inc.                     19,500         771
  Constellation Energy Group, Inc.            22,351         767
  Monsanto Co.                                35,337         765
  Knight Ridder                               11,036         751
  KeySpan Corp.                               21,100         748
* Biogen, Inc.                                19,600         745
* Network Appliance, Inc.                     45,900         744
  Avery Dennison Corp.                        14,810         743
  The Pepsi Bottling Group, Inc.              36,900         739
  Genuine Parts Co.                           22,969         735
* PeopleSoft, Inc.                            41,700         734
* Edison International                        44,094         724

--------------------------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
EQUITY INDEX PORTFOLIO                        SHARES       (000)
--------------------------------------------------------------------------------
* Tenet Healthcare Corp.                      61,945         722
* Novellus Systems, Inc.                      19,700         721
  North Fork Bancorp, Inc.                    21,100         719
  Textron, Inc.                               18,020         703
* American Standard Cos., Inc.                 9,500         702
  Interpublic Group of Cos., Inc.             52,162         698
  Molex, Inc.                                 25,250         682
  CenturyTel, Inc.                            19,350         674
  Parker Hannifin Corp.                       15,742         661
* JDS Uniphase Corp.                         188,120         660
  NiSource, Inc.                              34,472         655
  Delphi Corp.                                75,760         654
  Hilton Hotels Corp.                         50,957         652
  MeadWestvaco Corp.                          26,297         650
  Georgia Pacific Group                       33,899         642
  SAFECO Corp.                                18,180         641
  Centex Corp.                                 8,214         639
  EOG Resources, Inc.                         15,200         636
  El Paso Corp.                               78,570         635
  Brown-Forman Corp. Class B                   8,046         633
* Siebel Systems, Inc.                        66,200         632
  Tiffany & Co.                               19,200         627
  Plum Creek Timber Co. Inc. REIT             24,100         625
* Noble Corp.                                 18,100         621
  Zions Bancorp                               12,200         617
  MGIC Investment Corp.                       13,200         616
  T. Rowe Price Group Inc.                    16,200         612
* Office Depot, Inc.                          41,800         607
  RadioShack Corp.                            22,888         602
  Kerr-McGee Corp.                            13,405         601
* AutoNation, Inc.                            38,200         601
  Huntington Bancshares Inc.                  30,751         600
* QLogic Corp.                                12,400         599
  Rockwell Automation, Inc.                   25,109         599
  Health Management Associates Class A        32,400         598
* Jabil Circuit, Inc.                         26,900         594
  J.C. Penney Co., Inc. (Holding Co.)         35,256         594
* Harrah's Entertainment, Inc.                14,557         586
  Rockwell Collins, Inc.                      23,709         584
  IMS Health, Inc.                            32,259         580
  Amerada Hess Corp.                          11,778         579
  Whirlpool Corp.                              9,090         579
  Torchmark Corp.                             15,394         573
* Watson Pharmaceuticals, Inc.                14,200         573
  W.W. Grainger, Inc.                         12,060         564
* Unisys Corp.                                44,505         547
  Williams Cos., Inc.                         67,929         537
* Sealed Air Corp.                            11,145         531
  Leggett & Platt, Inc.                       25,800         529
  Applera Corp.-Applied Biosystems Group      27,732         528
  Sherwin-Williams Co.                        19,624         527
  UnumProvident Corp.                         39,023         523
  Sigma-Aldrich Corp.                          9,538         517
  Janus Capital Group Inc.                    31,300         513
  Cooper Industries, Inc. Class A             12,384         511
* AES Corp.                                   80,081         509
  Nucor Corp.                                 10,369         507
* BMC Software, Inc.                          30,983         506
  McCormick & Co., Inc.                       18,500         503
  Liz Claiborne, Inc.                         14,248         502
  Pulte Homes, Inc.                            8,144         502
  Vulcan Materials Co.                        13,500         500
* Jones Apparel Group, Inc.                   17,100         500
* Waters Corp.                                17,100         498
  C.R. Bard, Inc.                              6,783         484
* NVIDIA Corp.                                21,000         483
  VF Corp.                                    14,160         481
  Equifax, Inc.                               18,500         481
* Citizens Communications Co.                 37,300         481
  Scientific-Atlanta, Inc.                    19,990         477
* National Semiconductor Corp.                24,054         474
  Sabre Holdings Corp.                        19,003         468
  Freeport-McMoRan Copper & Gold, Inc.
    Class B                                   19,000         466
* King Pharmaceuticals, Inc.                  31,433         464
* Citrix Systems, Inc.                        22,600         460
  Dow Jones & Co., Inc.                       10,631         457
* Thermo Electron Corp.                       21,700         456
* Phelps Dodge Corp.                          11,859         455
  Pinnacle West Capital Corp.                 12,100         453
  Black & Decker Corp.                        10,412         452
  Wendy's International, Inc.                 15,441         447
* Robert Half International, Inc.             23,200         439
* Mercury Interactive Corp.                   11,300         436
  Apartment Investment & Management Co.
   Class A REIT                               12,500         433
* Sanmina-SCI Corp.                           67,760         428
  Darden Restaurants Inc.                     22,350         424
  R.J. Reynolds Tobacco Holdings, Inc.        11,400         424
* Teradyne, Inc.                              24,300         421
  Engelhard Corp.                             16,933         419
* Pactiv Corp.                                21,161         417
* Solectron Corp.                            109,300         409
* American Power Conversion Corp.             26,100         407
  Alberto-Culver Co. Class B                   7,902         404
  International Flavors & Fragrances, Inc.    12,607         403
  KB HOME                                      6,465         401
  Hasbro, Inc.                                22,900         401
  Symbol Technologies, Inc.                   30,550         397
  R.R. Donnelley & Sons Co.                   15,127         395
  Federated Investors, Inc.                   14,300         392
  Sunoco, Inc.                                10,305         389
* Comverse Technology, Inc.                   25,100         377
  SuperValu Inc.                              17,476         373
  Pall Corp.                                  16,456         370
* Tellabs, Inc.                               54,792         360
  Nordstrom, Inc.                             18,386         359
  Fluor Corp.                                 10,642         358
  Ball Corp.                                   7,792         355
* LSI Logic Corp.                             49,682         352
  Deluxe Corp.                                 7,749         347
* Providian Financial Corp.                   37,324         346
* Convergys Corp.                              1,600         346
* Toys R Us, Inc.                             28,318         343
  CenterPoint Energy Inc.                     41,686         340
* Calpine Corp.                               50,300         332
  Goodrich Corp.                              15,758         331
* NCR Corp.                                   12,600         323
  Bemis Co., Inc.                              6,877         322
* Avaya Inc.                                  49,760         321
* CIENA Corp.                                 61,862         321
  Eastman Chemical Co.                        10,094         320
* Humana Inc.                                 21,000         317
  The Stanley Works                           11,370         314
  Temple-Inland Inc.                           7,201         309
* Manor Care, Inc.                            11,726         293
  Brunswick Corp.                             11,702         293
* Navistar International Corp.                 8,835         288
* Monster Worldwide Inc.                      14,600         288
* Advanced Micro Devices, Inc.                44,232         284
  Meredith Corp.                               6,422         283

--------------------------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
EQUITY INDEX PORTFOLIO                        SHARES       (000)
--------------------------------------------------------------------------------
* Compuware Corp.                             48,900         282
* Millipore Corp.                              6,265         278
* Allied Waste Industries, Inc.               27,100         272
  TECO Energy, Inc.                           22,700         272
* Rowan Cos., Inc.                            12,131         272
  Ashland, Inc.                                8,826         271
* PMC Sierra Inc.                             22,500         264
  Bausch & Lomb, Inc.                          7,016         263
* Reebok International Ltd.                    7,786         262
  Maytag Corp.                                10,178         249
* Applied Micro Circuits Corp.                40,800         247
* Tektronix, Inc.                             11,304         244
  Delta Air Lines, Inc.                       16,542         243
  Circuit City Stores, Inc.                   27,524         242
  Adolph Coors Co. Class B                     4,905         240
  Autodesk, Inc.                              14,820         239
* ADC Telecommunications, Inc.               102,500         239
  PerkinElmer, Inc.                           16,486         228
* Big Lots Inc.                               15,128         228
  Dana Corp.                                  19,526         226
  United States Steel Corp.                   13,778         226
  Winn-Dixie Stores, Inc.                     18,226         224
* Quintiles Transnational Corp.               15,800         224
  Snap-On Inc.                                 7,578         220
  Ryder System, Inc.                           8,415         216
  NICOR Inc.                                   5,789         215
  Dynegy, Inc.                                49,600         208
  Peoples Energy Corp.                         4,685         201
  Cummins Inc.                                 5,399         194
  Boise Cascade Corp.                          7,636         183
  Cooper Tire & Rubber Co.                    10,048         177
* American Greetings Corp. Class A             8,978         176
  Crane Co.                                    7,698         174
* Gateway, Inc.                               44,400         162
* Louisiana-Pacific Corp.                     14,382         156
* Mirant Corp.                                52,804         153
  CMS Energy Corp.                            18,700         151
  Dillard's Inc.                              11,106         150
* Novell, Inc.                                48,179         148
* Hercules, Inc.                              14,978         148
  Worthington Industries, Inc.                10,786         145
  Allegheny Energy, Inc.                      17,059         144
  Great Lakes Chemical Corp.                   6,325         129
  The Goodyear Tire & Rubber Co.              23,749         125
* Andrew Corp.                                13,511         124
* Thomas & Betts Corp.                         8,102         117
  Tupperware Corp.                             8,029         115
* Parametric Technology Corp.                 36,200         110
  Visteon Corp.                               15,698         108
* Viacom Inc. Class A                          2,112          92
* Power-One, Inc.                              9,600          69
  Allegheny Technologies Inc.                  9,766          64
* McDermott International, Inc.                7,671          49
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (COST $1,106,484)                                     1,203,737
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
EQUITY INDEX PORTFOLIO                        SHARES       (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.5%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.17%, 7/2/2003                            $ 500         500
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.16%, 7/1/2003                             16,484      16,484
  1.16%, 7/1/2003--Note E                        823         823
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $17,807)                                           17,807
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.8%)
 (COST $1,124,291)                                     1,221,544
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.8%)
--------------------------------------------------------------------------------
Other Assets--Note B                                       2,257
Liabilities--Note E                                     (23,447)
                                                        --------
                                                        (21,190)
                                                        --------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 51,960,655 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                            $1,200,354
================================================================================

NET          ASSET           VALUE           PER          SHARE           $23.10
================================================================================
*See Note A in Notes to Financial  Statements.
*Non-income-producing  security.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures
investments,   the  portfolio's   effective  common  stock  and  temporary  cash
investment positions represent 100.4% and 1.4%, respectively, of net assets. See Note C in Notes to Financial Statements.
2)Security  segregated  as  initial margin for open futures contracts.
REIT--Real Estate Investment Trust.
--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                              Amount         Per
                                               (000)       Share
--------------------------------------------------------------------------------
Paid-in Capital                           $1,071,344      $20.62
Undistributed Net Investment Income            6,727         .13
Accumulated Net Realized Gains                25,062         .48
Unrealized Appreciation (Depreciation)
  Investment Securities                       97,253        1.87
  Futures Contracts                             (32)          --
--------------------------------------------------------------------------------
NET ASSETS                                $1,200,354      $23.10
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                          Equity Index Portfolio
                                                  Six Months Ended June 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME
  Dividends                                                              $ 9,181
  Interest                                                                    39
  Security Lending                                                             3
--------------------------------------------------------------------------------
  TOTAL INCOME                                                             9,223
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                                              19
    Management and Administrative                                            778
    Marketing and Distribution                                                64
  Custodian Fees                                                              23
  Shareholders' Reports                                                       44
  Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
    Total Expenses                                                           929
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      8,294
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                              24,567
  Futures Contracts                                                          618
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  25,185
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                   89,322
  Futures Contracts                                                           99
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          89,421
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                              $122,900
================================================================================
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                   EQUITY INDEX PORTFOLIO
                                          --------------------------------------
                                          SIX MONTHS ENDED            YEAR ENDED
                                             JUNE 30, 2003         DEC. 31, 2002
                                                     (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $ 8,294              $ 15,554
  Realized Net Gain (Loss)                          25,185                31,698
  Change in Unrealized Appreciation (Depreciation)  89,421             (327,105)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                     122,900             (279,853)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                           (15,831)              (18,757)
  Realized Capital Gain                           (31,662)              (71,403)
--------------------------------------------------------------------------------
    Total Distributions                           (47,493)              (90,160)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                           226,325               176,360
  Issued in Lieu of Cash Distributions              47,493                90,160
  Redeemed                                       (110,021)             (160,591)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                   163,797               105,929
--------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)                          239,204             (264,084)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                              961,150             1,225,234
--------------------------------------------------------------------------------
  End of Period                                 $1,200,354             $ 961,150
================================================================================

1Shares Issued (Redeemed)
  Issued                                            10,338                 6,853
  Issued in Lieu of Cash Distributions               2,247                 3,180
  Redeemed                                         (4,965)               (6,657)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding     7,620                 3,376
================================================================================

FINANCIAL HIGHLIGHTS

EQUITY INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Year Ended September 30,
                                                     Six Months Ended    Year Ended      Oct. 1 to ---------------------------
For a Share Outstanding Throughout Each Period          June 30, 2003 Dec. 31, 2002 Dec. 31, 2001*   2001   2000   1999   1998
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $21.68        $29.91         $27.03 $37.64 $33.85 $26.94 $25.32
INVESTMENT OPERATIONS
  Net Investment Income                                           .15          .330            .10    .36    .38    .37    .37
  Net Realized and Unrealized Gain (Loss) on Investments         2.29       (6.445)           2.78(10.23)   4.12   7.04   1.83
------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                             2.44       (6.115)           2.88 (9.87)   4.50   7.41   2.20
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                          (.34)        (.440)             --  (.39)  (.38)  (.37)  (.34)
  Distributions from Realized Capital Gains                     (.68)       (1.675)             --  (.35)  (.33)  (.13)  (.24)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                         (1.02)       (2.115)             --  (.74)   .71)  (.50)  (.58)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $23.10        $21.68         $29.91 $27.03 $37.64 $33.85 $26.94
==============================================================================================================================
TOTAL RETURN                                                   11.69%       -22.11%         10.65%-26.69% 13.43% 27.84%  8.97%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $1,200          $961         $1,225 $1,111 $1,507 $1,365   $920
  Ratio of Total Expenses to Average Net Assets               0.18%**         0.18%        0.18%**  0.17%  0.16%  0.18%  0.20%
  Ratio of Net Investment Income to Average Net Assets        1.61%**         1.43%        1.24%**  1.11%  1.01%  1.21%  1.48%
  Portfolio Turnover Rate                                        9%**           10%             3%     8%    11%     4%     1%
==============================================================================================================================
*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Equity Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FUTURES CONTRACTS: The portfolio uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

     3. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2003, the portfolio had contributed capital of $203,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.20% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio's tax-basis gains and losses are determined only at the end of each fiscal year.

     At June 30, 2003, net unrealized appreciation of investment securities for tax purposes was $97,253,000, consisting of unrealized gains of $254,694,000 on securities that had risen in value since their purchase and $157,441,000 in unrealized losses on securities that had fallen in value since their purchase.

     At June 30, 2003, the aggregate settlement value of open futures contracts expiring in September 2003 and the related unrealized depreciation were:
--------------------------------------------------------------------------------
                                                             (000)
                                             AGGREGATE                UNREALIZED
                           NUMBER OF        SETTLEMENT              APPRECIATION
FUTURES CONTRACTS     LONG CONTRACTS             VALUE            (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                      5            $1,217                     $(32)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

D. During the year ended June 30, 2003, the portfolio purchased $178,846,000 of investment securities and sold $45,329,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at June 30, 2003, was $721,000, for which the portfolio held cash collateral of $823,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

VANGUARD(R) MID-CAP INDEX PORTFOLIO

During the six months ended June 30, 2003, the Mid-Cap Index Portfolio gained 11.1%. The portfolio also changed target indexes, switching in mid-May from the Standard & Poor's MidCap 400 Index to the Morgan Stanley Capital International
(MSCI) US Mid Cap 450 Index. The portfolio's trustees believe the new index better reflects the returns of midsized stocks. We expect that the advantages of the new index will include lower turnover--and thus lower transaction costs for your portfolio--and a more accurate representation of the performance of mid-cap stocks, which will make it easier for investors to determine this portfolio's role in a broadly diversified investment program. During the period, the portfolio's return exceeded that of the Spliced Mid Cap Index, which takes into account both the old and new target indexes, but fell 2.5 percentage points short of the gains of the average peer fund.

A PERIOD OF STRONG GROWTH ACROSS ALL SECTORS

--------------------------------------------------------------------------------
Total Returns                                                   Six Months Ended
                                                                   June 30, 2003
--------------------------------------------------------------------------------
MID-CAP INDEX PORTFOLIO                                                    11.1%
Average Mid-Cap Core Fund*                                                 13.6
Spliced Mid Cap Index**                                                    10.8
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**S&P MidCap 400 Index until May 16, 2003; MSCI US Mid Cap 450 Index thereafter.

The six-month period for the Mid-Cap Index Portfolio was marked by stellar performance, punctuated by the fact that all 12 of the economic sectors in which it holds stocks enjoyed positive returns--and all turned in gains of more than 4%. Most prominent among the portfolio's winners were its health care holdings--which gained almost 25%--and technology stocks, which increased more than 17%. Other notable winners in the portfolio were financial services and consumer discretionary (such as retail, restaurant, and entertainment) issues.

     Despite the portfolio's solid result on an absolute basis, its return relative to its average peer was somewhat disappointing. The 2.5-percentage-point shortfall was due in part to the average peer's tendency to hold smaller stocks, which were the market's best performers during the six months, as well as to the selection criteria used by the portfolio's previous benchmark provider. Because the S&P MidCap 400 Index generally excludes companies with less than four quarters of operating profits, the portfolio did not hold many of the more speculative stocks that benefited most from the stock market's rebound during the first half of the year. However, this "handicap" was a boon to the portfolio's performance relative to its average peer for much of the previous three years, when those same high-risk stocks were pummeled.

THE VALUE OF DIVERSIFICATION

Events of the past several years--including the height of the dot-com boom, the long bear market in stocks, and the recent resurgence--have underscored the value of diversification, both across and within asset classes. Maintaining a balanced portfolio through such times can be a struggle, as investors are constantly being tempted or repelled by the returns of various asset classes or market segments. The balanced investor will never be at the top of the heap at any one moment--after all, one asset class will always do better than another--but he or she won't be on the bottom, either. Balance lets us enjoy much of the gains of the financial markets without plunging to their depths. The Mid-Cap Index Portfolio can be a valuable component of a balanced portfolio, providing low-cost exposure to mid-capitalization companies within the U.S. equity market.

     Thank you for your continued confidence in Vanguard.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                                        MID-CAP INDEX PORTFOLIO
                                                             AS OF JUNE 30, 2003
--------------------------------------------------------------------------------
Portfolio Characteristics
                                                               Target      Broad
                                              Portfolio        Index*    Index**
--------------------------------------------------------------------------------
Number of Stocks                                    452           451      5,403
Median Market Cap                                 $3.8B         $3.8B     $27.7B
Price/Earnings Ratio                              21.8x         21.8x      21.8x
Price/Book Ratio                                   2.2x          2.2x       2.7x
Yield                                              1.2%          1.5%       1.6%
Return on Equity                                  14.8%         14.8%      20.5%
Earnings Growth Rate                               9.3%          9.3%       8.6%
Foreign Holdings                                   0.5%          0.5%       0.9%
Turnover Rate                                      94%+            --         --
Expense Ratio                                    0.31%+            --         --
Cash Investments                                   0.1%            --         --
--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

PG&E Corp. (electric utilities)                                   0.6%
Xerox Corp. (electronic business equipment)                       0.6
AmerisourceBergen Corp. (pharmaceuticals)                         0.6
PPL Corp. (electric utilities)                                    0.6
PACCAR, Inc. (automotive and transport)                           0.6
Apple Computer, Inc. (computer technology)                        0.5
TXU Corp. (electric utilities)                                    0.5
Caremark Rx, Inc. (health care)                                   0.5
CIGNA Corp. (insurance)                                           0.5
CSX Corp. (railroad)                                              0.5
--------------------------------------------------------------------------------
Top Ten                                                           5.5%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                          SPLICED                          BROAD
                           PORTFOLIO      INDEXYY         PORTFOLIO      INDEX**
--------------------------------------------------------------------------------
R-Squared                       1.00         1.00              0.86         1.00
Beta                            1.01         1.00              0.98         1.00
--------------------------------------------------------------------------------

INVESTMENT FOCUS

                        MARKET CAP      MEDIUM
                        STYLE           BLEND
--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                               TARGET      BROAD
                                              PORTFOLIO        INDEX*    INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                               2.8%          2.8%      2.6%
Consumer Discretionary                             18.1          18.2       15.7
Consumer Staples                                    3.1           3.1        6.9
Financial Services                                 22.4          22.4       22.3
Health Care                                         9.5           9.5       14.3
Integrated Oils                                     0.6           0.6        3.5
Other Energy                                        5.8           5.8        2.3
Materials & Processing                              6.4           6.4        3.6
Producer Durables                                   6.4           6.4        4.0
Technology                                         13.3          13.4       13.5
Utilities                                           9.4           9.4        7.1
Other                                               2.1           2.0        4.2
--------------------------------------------------------------------------------
Cash Investments                                    0.1%           --         --
--------------------------------------------------------------------------------
*MSCI US Mid Cap 450 Index.

**Wilshire 5000 Index.

+YAnnualized. For turnover rate, includes activity related to a change in the portfolio's target index.

++S&P MidCap 400 Index until May 16, 2003; MSCI US Mid Cap 450 Index thereafter.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
                                                         MID-CAP INDEX PORTFOLIO
                                                             AS OF JUNE 30, 2003
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 9, 1999-JUNE 30, 2003

All of the data in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

FISCAL YEAR       MID-CAP INDEX PORTFOLIO         SPLICED MID CAP INDEX*

1999                      25                              24.3
2000                    17.9                              17.5
2001                    -0.5                              -0.6
2002                   -14.6                             -14.5
2003**                  11.1                              10.8


*S&P MidCap 400 Index until May 16, 2003; MSCI US Mid Cap 450 Index thereafter. **Six months ended June 30, 2003.
Note: See Financial Highlights table for dividend and capital gains information.
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003
                                                             SINCE INCEPTION
                                             ONE       -------------------------
                          INCEPTION DATE    YEAR       CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
MID-CAP INDEX PORTFOLIO         2/9/1999  -1.98%        7.12%     0.67%    7.79%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                   JUNE 30, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MID-CAP INDEX PORTFOLIO                               SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.7%)(1)
--------------------------------------------------------------------------------
* PG&E Corp.                                          88,912               1,880
* Xerox Corp.                                        171,103               1,812
  AmerisourceBergen Corp.                             38,331               1,648
  PACCAR, Inc.                                        24,240               1,638
* Apple Computer, Inc.                                78,800               1,507
  TXU Corp.                                           66,785               1,499
* Caremark Rx, Inc.                                   57,491               1,476
  CIGNA Corp.                                         30,437               1,429
  CSX Corp.                                           46,927               1,412
* Computer Sciences Corp.                             36,886               1,406
  Mylan Laboratories, Inc.                            40,231               1,399
* Altera Corp.                                        83,463               1,369
  Union Planters Corp.                                43,634               1,354
  Cinergy Corp.                                       36,546               1,345
  Xcel Energy, Inc.                                   87,210               1,312
  Family Dollar Stores, Inc.                          33,964               1,296
  Jefferson-Pilot Corp.                               31,105               1,290
  UST, Inc.                                           36,798               1,289
  BJ Services Co.                                     34,411               1,286
  Starwood Hotels & Resorts Worldwide, Inc.           43,844               1,254
* Nabors Industries, Inc.                             31,519               1,247
  Constellation Energy Group, Inc.                    36,162               1,240
  Monsanto Co.                                        57,303               1,240
  Knight Ridder                                       17,893               1,233
  Genuine Parts Co.                                   38,059               1,218
  Eaton Corp.                                         15,455               1,215
  KeySpan Corp.                                       34,153               1,211
* Weatherford International Ltd.                      28,771               1,206
  North Fork Bancorp, Inc.                            35,364               1,205
  Novellus Systems, Inc.                              32,800               1,201
  ITT Industries, Inc.                                18,063               1,182
* Flextronics International Ltd.                     113,796               1,182
  Sempra Energy                                       40,674               1,160
  CIT Group Inc.                                      46,440               1,145
  First Tennessee National Corp.                      26,032               1,143
* IDEC Pharmaceuticals Corp.                          33,604               1,143
  Dollar General Corp.                                62,156               1,135
  Interpublic Group of Cos., Inc.                     84,567               1,132
  Cincinnati Financial Corp.                          30,089               1,116
  Broadcom Corp.                                      44,800               1,116
* Quest Diagnostics, Inc.                             17,293               1,103
  Microchip Technology, Inc.                          44,663               1,100
  Kinder Morgan, Inc.                                 19,958               1,091
  MeadWestvaco Corp.                                  44,016               1,087
  Parker Hannifin Corp.                               25,755               1,082
* Network Appliance, Inc.                             66,475               1,078
  Synovus Financial Corp.                             49,703               1,069
  ProLogis REIT                                       39,108               1,068
  Edison International                                64,358               1,057
  Plum Creek Timber Co. Inc. REIT                     40,326               1,047
  Centex Corp.                                        13,438               1,045
  Textron, Inc.                                       26,701               1,042
  NiSource, Inc.                                      54,633               1,038
  Tiffany & Co.                                       31,678               1,035

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MID-CAP INDEX PORTFOLIO                               SHARES               (000)
--------------------------------------------------------------------------------
  CenturyTel, Inc.                                    29,581               1,031
  MGIC Investment Corp.                               21,852               1,019
* Synopsys, Inc.                                      16,345               1,011
  SAFECO Corp.                                        28,564               1,008
  GlobalSantaFe Corp.                                 43,050               1,005
* Noble Corp.                                         29,129                 999
  Hilton Hotels Corp.                                 77,824                 995
* American Standard Cos., Inc.                        13,442                 994
  J.C. Penney Co., Inc. (Holding Company)             58,934                 993
* QLogic Corp.                                        20,500                 991
  Kerr-McGee Corp.                                    21,895                 981
* JDS Uniphase Corp.                                 279,364                 981
* Coach, Inc.                                         19,701                 980
* Office Depot, Inc.                                  67,213                 975
  Laboratory Corp. of America Holdings                32,265                 973
  RadioShack Corp.                                    36,846                 969
* Siebel Systems, Inc.                               101,603                 969
  Rockwell Collins, Inc.                              39,213                 966
* Harrah's Entertainment, Inc.                        23,953                 964
  Torchmark Corp.                                     25,793                 961
  Health Management Associates Class A                52,065                 961
  IMS Health, Inc.                                    53,219                 957
  Whirlpool Corp.                                     15,009                 956
  Popular, Inc.                                       24,709                 954
  National Commerce Financial Corp.                   42,937                 953
  Murphy Oil Corp.                                    18,102                 952
  Delphi Corp.                                       110,215                 951
  Archstone-Smith Trust REIT                          39,551                 949
  EOG Resources, Inc.                                 22,570                 944
  Huntington Bancshares Inc.                          48,224                 941
* Dean Foods Co.                                      29,872                 941
  Everest Re Group, Ltd.                              12,276                 939
* Express Scripts Inc.                                13,700                 936
  Georgia Pacific Group                               48,953                 928
  Banknorth Group, Inc.                               35,766                 913
* Compass Bancshares Inc.                             26,103                 912
* T. Rowe Price Group Inc.                            23,969                 905
  L-3 Communications Holdings, Inc.                   20,801                 905
  Zions Bancorp                                       17,846                 903
  Millennium Pharmaceuticals, Inc.                    57,326                 902
* Valero Energy Corp.                                 24,782                 900
  Williams Cos., Inc.                                113,393                 896
* Sprint PCS                                         155,359                 893
  Watson Pharmaceuticals, Inc.                        22,100                 892
* Health Net Inc.                                     27,051                 891
  Sovereign Bancorp, Inc.                             56,800                 889
  Legg Mason Inc.                                     13,501                 877
* Unisys Corp.                                        71,198                 874
  Rockwell Automation, Inc.                           36,629                 873
* BEA Systems, Inc.                                   80,300                 872
  Green Point Financial Corp.                         17,102                 871
  Boston Properties, Inc. REIT                        19,881                 871
  Applera Corp.-Applied Biosystems Group              45,579                 867
  Amerada Hess Corp.                                  17,567                 864
* Old Republic International Corp.                    25,069                 859
* Varian Medical Systems, Inc.                        14,901                 858
  Cooper Industries, Inc. Class A                     20,338                 840
  Nucor Corp.                                         17,124                 837
  Vornado Realty Trust REIT                           19,094                 833
* Sealed Air Corp.                                    17,450                 832
  SCANA Corp.                                         24,256                 832
  ENSCO International, Inc.                           30,821                 829
* BMC Software, Inc.                                  50,765                 829
  Leggett & Platt, Inc.                               40,248                 825
  Vulcan Materials Co.                                22,238                 824
  Liz Claiborne, Inc.                                 23,309                 822
* Waters Corp.                                        28,131                 819
* Smith International, Inc.                           22,261                 818
  General Growth Properties Inc. REIT                 13,086                 817
  Estee Lauder Cos. Class A                           24,331                 816
  C.R. Bard, Inc.                                     11,401                 813
  Duke Realty Corp. REIT                              29,495                 813
* Cablevision Systems-NY Group Class A                39,100                 812
  Sigma-Aldrich Corp.                                 14,935                 809
  Juniper Networks, Inc.                              65,400                 809
* Republic Services, Inc. Class A                     35,684                 809
  Equifax, Inc.                                       30,938                 804
  UnumProvident Corp.                                 59,500                 798
  W.W. Grainger, Inc.                                 16,985                 794
  Scientific-Atlanta, Inc.                            33,280                 793
* Citizens Communications Co.                         61,358                 791
  Expeditors International of Washington, Inc.        22,800                 790
  Fidelity National Financial, Inc.                   25,535                 785
* National Semiconductor Corp.                        39,552                 780
  Oxford Health Plans, Inc.                           18,291                 769
  Sabre Holdings Corp.                                31,098                 767
* SPX Corp.                                           21,181                 763
* AES Corp.                                          120,130                 763
* Jabil Circuit, Inc.                                 34,507                 763
  D. R. Horton, Inc.                                  27,109                 762
* Barr Laboratories, Inc.                             11,619                 761
  New York Community Bancorp, Inc.                    26,133                 760
* Citrix Systems, Inc.                                37,240                 758
* XTO Energy, Inc.                                    37,534                 755
* Dollar Tree Stores, Inc.                            23,675                 751
  Kimco Realty Corp. REIT                             19,795                 750
* Thermo Electron Corp.                               35,551                 747
  Radian Group, Inc.                                  20,338                 745
  Black & Decker Corp.                                17,151                 745
  Pinnacle West Capital Corp.                         19,334                 741
  McCormick & Co., Inc.                               27,205                 740
* Jones Apparel Group, Inc.                           25,261                 739
  Omnicare, Inc.                                      21,791                 736
* King Pharmaceuticals, Inc.                          49,770                 735
  Wisconsin Energy Corp.                              25,293                 734
  Sherwin-Williams Co.                                27,114                 729
* Lincare Holdings, Inc.                              23,046                 726
  Ross Stores, Inc.                                   16,940                 724
  Rouse Co. REIT                                      18,936                 721
* Mercury Interactive Corp.                           18,600                 718
* NVIDIA Corp.                                        31,100                 716
* Intersil Corp.                                      26,808                 713
* Apartment Investment & Management Co.
    Class A REIT                                      20,567                 712
  Pepco Holdings, Inc.                                37,041                 710
  Pulte Homes, Inc.                                   11,453                 706
* Cadence Design Systems, Inc.                        58,498                 705
  ServiceMaster Co.                                   65,626                 702
* Sanmina-SCI Corp.                                  110,828                 699
* Career Education Corp.                              10,200                 698
  Lennar Corp. Class A                                 9,701                 694
  R.J. Reynolds Tobacco Holdings, Inc.                18,597                 692
* Teradyne, Inc.                                      39,917                 691
  Engelhard Corp.                                     27,794                 688
  Wendy's International, Inc.                         23,746                 688
  Diebold, Inc.                                       15,783                 683
* Robert Half International, Inc.                     35,948                 681
* Pactiv Corp.                                        34,499                 680

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MID-CAP INDEX PORTFOLIO                               SHARES               (000)
--------------------------------------------------------------------------------
* VeriSign, Inc.                                      49,077                 679
  Janus Capital Group Inc.                            41,377                 679
* CarMax, Inc.                                        22,501                 678
* The Dun & Bradstreet Corp.                          16,401                 674
  iStar Financial Inc. REIT                           18,450                 673
  Solectron Corp.                                    180,052                 673
* Darden Restaurants Inc.                             35,361                 671
  WebMD Corp.                                         61,481                 666
* Lear Corp.                                          14,341                 660
  Smurfit-Stone Container Corp.                       50,603                 659
  Energy East Corp.                                   31,658                 657
  Freeport-McMoRan Copper & Gold, Inc. Class B        26,785                 656
  Symbol Technologies, Inc.                           50,302                 654
  ChoicePoint Inc.                                    18,867                 651
  Mohawk Industries, Inc.                             11,723                 651
* First Virginia Banks, Inc.                          15,066                 650
* AutoNation, Inc.                                    41,161                 647
* AdvancePCS                                          16,900                 646
  VF Corp.                                            18,924                 643
  Avalonbay Communities, Inc. REIT                    14,935                 637
  DENTSPLY International Inc.                         15,520                 635
* Pioneer Natural Resources Co.                       24,311                 635
* Expedia Inc.                                         8,300                 634
* Williams-Sonoma, Inc.                               21,701                 634
* CDW Corp.                                           13,800                 632
  E*TRADE Group, Inc.                                 74,148                 630
* Westwood One, Inc.                                  18,552                 629
  Manpower Inc.                                       16,971                 629
* Lamar Advertising Co. Class A                       17,759                 625
  SuperValu Inc.                                      29,181                 622
  RenaissanceRe Holdings Ltd.                         13,619                 620
  R.R. Donnelley & Sons Co.                           23,554                 616
* First Health Group Corp.                            22,240                 614
* Comverse Technology, Inc.                           40,786                 613
* SanDisk Corp.                                       15,191                 613
* Public Storage, Inc. REIT                           18,077                 612
* Whole Foods Market, Inc.                            12,800                 608
* Convergys Corp.                                     37,911                 607
* Cooper Cameron Corp.                                12,001                 605
* Storage Technology Corp.                            23,453                 604
  Deluxe Corp.                                        13,475                 604
* Abercrombie & Fitch Co.                             21,241                 603
  Pall Corp.                                          26,807                 603
  Sunoco, Inc.                                        15,869                 599
  Hasbro, Inc.                                        34,213                 598
  Doral Financial Corp.                               13,400                 598
  Mercantile Bankshares Corp.                         15,147                 596
  A.G. Edwards & Sons, Inc.                           17,433                 596
  PartnerRe Ltd.                                      11,650                 595
* DST Systems, Inc.                                   15,655                 595
  Hibernia Corp. Class A                              32,736                 594
  Fluor Corp.                                         17,616                 593
* Marvell Technology Group Ltd.                       17,175                 590
  Allied Capital Corp.                                25,450                 588
  Liberty Property Trust REIT                         16,970                 587
  UTStarcom, Inc.                                     16,500                 587
  Hillenbrand Industries, Inc.                        11,539                 582
* MGM Mirage, Inc.                                    16,950                 579
* LSI Logic Corp.                                     81,473                 577
  TCF Financial Corp.                                 14,461                 576
* NVR, Inc.                                            1,400                 575
  White Mountains Insurance Group Inc.                 1,455                 575
  Questar Corp.                                       17,128                 573
* IVAX Corp.                                          31,888                 569
* American Power Conversion Corp.                     36,493                 569
  W.R. Berkley Corp.                                  10,785                 568
* Michaels Stores, Inc.                               14,901                 567
* Tellabs, Inc.                                       85,805                 564
  Telephone & Data Systems, Inc.                      11,327                 563
  International Flavors & Fragrances, Inc.            17,629                 563
* Toys R Us, Inc.                                     46,345                 562
  Fair, Isaac, Inc.                                   10,917                 562
  C.H. Robinson Worldwide, Inc.                       15,761                 560
  KB HOME                                              9,009                 558
  SEI Corp.                                           17,373                 556
  Constellation Brands, Inc. Class A                  17,701                 556
  Outback Steakhouse                                  14,248                 556
* Agere Systems Inc. Class A                         238,400                 555
* Iron Mountain, Inc.                                 14,976                 555
  Health Care Properties Investors REIT               13,050                 553
* Ceridian Corp.                                      32,481                 551
  Beckman Coulter, Inc.                               13,541                 550
  Equitable Resources, Inc.                           13,501                 550
  Commerce Bancorp, Inc.                              14,801                 549
* NCR Corp.                                           21,223                 544
  Energizer Holdings, Inc.                            17,291                 543
* Patterson-UTI Energy, Inc.                          16,700                 541
  Eastman Chemical Co.                                17,028                 539
  Ball Corp.                                          11,841                 539
  Harman International Industries, Inc.                6,807                 539
  The Stanley Works                                   19,481                 538
  Associated Banc-Corp.                               14,575                 538
* Celgene Corp.                                       17,570                 534
* Park Place Entertainment Corp.                      58,564                 532
  The PMI Group Inc.                                  19,791                 531
  Arthur J. Gallagher & Co.                           19,401                 528
  Valley National Bancorp                             20,017                 527
  NSTAR                                               11,503                 524
  Tyson Foods, Inc.                                   49,188                 522
* Level 3 Communications, Inc.                         2,010                 515
  Federated Investors, Inc.                           18,687                 512
* PETsMART, Inc.                                      30,700                 512
  Goodrich Corp.                                      24,340                 511
  Patterson Dental Co.                                11,181                 507
* LAM Research Corp.                                  27,800                 506
  Cephalon, Inc.                                      12,070                 497
  Pogo Producing Co.                                  11,542                 493
  Brunswick Corp.                                     19,528                 489
  CenterPoint Energy Inc.                             59,877                 488
  Gentex Corp.                                        15,900                 487
  Puget Energy, Inc.                                  20,323                 485
  Sonoco Products Co.                                 20,160                 484
  Advanced Micro Devices, Inc.                        75,488                 484
  MDU Resources Group, Inc.                           14,439                 484
  Fastenal Co.                                        14,211                 482
* Host Marriott Corp. REIT                            52,661                 482
* Henry Schein, Inc.                                   9,200                 482
  Commerce Bancshares, Inc.                           12,272                 478
* CIENA Corp.                                         91,917                 477
* Compuware Corp.                                     82,551                 476
* BISYS Group, Inc.                                   25,901                 476
* ICOS Corp.                                          12,900                 474
* Millipore Corp.                                     10,680                 474
* Pride International, Inc.                           25,101                 472
  AMB Property Corp. REIT                             16,769                 472
  Northeast Utilities                                 27,843                 466
  Dow Jones & Co., Inc.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MID-CAP INDEX PORTFOLIO                               SHARES               (000)
--------------------------------------------------------------------------------
 TECO Energy, Inc.                                    38,502                 462
* Rowan Cos., Inc.                                    20,590                 461
  Astoria Financial Corp.                             16,500                 461
  Fulton Financial Corp.                              23,130                 460
  New Plan Excel Realty Trust REIT                    21,361                 456
  Noble Energy, Inc.                                  12,031                 455
* Universal Health Services Class B                   11,401                 452
* Jacobs Engineering Group Inc.                       10,695                 451
  Temple-Inland Inc.                                  10,470                 449
  Allete, Inc.                                        16,901                 449
  Bowater Inc.                                        11,951                 448
  Belo Corp. Class A                                  19,997                 447
* Zebra Technologies Corp. Class A                     5,912                 445
  Bank of Hawaii Corp.                                13,378                 443
  Valspar Corp.                                       10,499                 443
  Bausch & Lomb, Inc.                                 11,785                 442
* Rent-A-Center, Inc.                                  5,800                 440
* Smithfield Foods, Inc.                              19,142                 439
* Network Associates, Inc.                            34,531                 438
  Ashland, Inc.                                       14,270                 438
  DPL Inc.                                            27,382                 436
  Weingarten Realty Investors REIT                    10,407                 436
* Corinthian Colleges, Inc.                            8,957                 435
  Viad Corp.                                          19,425                 435
  Nordstrom, Inc.                                     22,253                 434
  Alliant Techsystems, Inc.                            8,352                 434
  Molex, Inc.                                         16,048                 433
  Harris Corp.                                        14,377                 432
  City National Corp.                                  9,695                 432
* CheckFree Corp.                                     15,500                 432
* Garmin Ltd.                                         10,751                 429
* Weight Watchers International, Inc.                  9,200                 419
  Pier 1 Imports Inc.                                 20,501                 418
* Apogent Technologies Inc.                           20,911                 418
  Reynolds & Reynolds Class A                         14,641                 418
  Brown & Brown, Inc.                                 12,805                 416
  Investors Financial Services Corp.                  14,300                 415
* Vishay Intertechnology, Inc.                        31,226                 412
* Emulex Corp.                                        18,100                 412
  Foot Locker, Inc.                                   31,100                 412
* Entercom Communications Corp.                        8,362                 410
  Dial Corp.                                          21,041                 409
  Hospitality Properties Trust REIT                   13,046                 408
* ADC Telecommunications, Inc.                       174,900                 407
* Tektronix, Inc.                                     18,811                 406
  FirstMerit Corp.                                    17,585                 402
  Maytag Corp.                                        16,431                 401
* Krispy Kreme Doughnuts, Inc.                         9,701                 399
  Hormel Foods Corp.                                  16,695                 396
  Nationwide Financial Services, Inc.                 12,148                 395
  J.M. Smucker Co.                                     9,872                 394
* Allied Waste Industries, Inc.                       39,073                 393
  Circuit City Stores, Inc.                           44,115                 388
  Mandalay Resort Group                               12,151                 387
* SICOR, Inc.                                         18,969                 386
  Hispanic Broadcasting Corp.                         15,132                 385
  Eaton Vance Corp.                                   12,145                 384
* National-Oilwell, Inc.                              17,401                 383
* Triad Hospitals, Inc.                               15,355                 381
  Hudson City Bancorp, Inc.                           14,783                 378
  Protective Life Corp.                               14,078                 377
  Molex, Inc. Class A                                 16,068                 372
  Dana Corp.                                          32,044                 370
* The Cheesecake Factory                              10,310                 370
  Lyondell Chemical Co.                               27,135                 367
  Chico's FAS, Inc.                                   17,401                 366
* 3Com Corp.                                          77,900                 365
  Unitrin, Inc.                                       13,297                 361
  Tidewater Inc.                                      12,231                 359
* Del Monte Foods Co.                                 40,600                 359
  Meredith Corp.                                       8,149                 359
  Wilmington Trust Corp.                              12,054                 354
  Hubbell Inc. Class B                                10,676                 353
* Reebok International Ltd.                           10,353                 348
  RPM International, Inc.                             25,043                 344
  Neuberger Berman Inc.                                8,328                 332
  Brown-Forman Corp. Class B                           4,200                 330
* Advance Auto Parts, Inc.                             5,420                 330
  Owens-Illinois, Inc.                                23,800                 328
  Teleflex Inc.                                        7,670                 326
  Tech Data Corp.                                     12,160                 325
* Seagate Technology                                  18,380                 324
  99 Cents Only Stores                                 9,334                 320
  Alberto-Culver Co. Class B                           6,188                 316
  Transatlantic Holdings, Inc.                         4,552                 315
  Regency Centers Corp. REIT                           8,550                 299
  Diamond Offshore Drilling, Inc.                     14,100                 296
* National Instruments Corp.                           7,735                 292
  Leucadia National Corp.                              7,766                 288
  The St. Joe Co.                                      9,125                 285
* Agere Systems Inc. Class B                         121,700                 280
  Clayton Homes Inc.                                  22,004                 276
* Ameritrade Holding Corp.                            37,200                 276
* Pixar, Inc.                                          4,500                 274
* Fairchild Semiconductor International, Inc.         21,401                 274
* Mercury General Corp.                                5,905                 270
  Adolph Coors Co. Class B                             5,299                 260
  Erie Indemnity Co. Class A                           6,259                 258
  Harte-Hanks, Inc.                                   13,528                 257
* Cree, Inc.                                          15,747                 256
* Packaging Corp. of America                          13,902                 256
  PepsiAmericas, Inc.                                 19,991                 251
* Aramark Corp. Class B                               11,100                 249
  Winn-Dixie Stores, Inc.                             19,699                 242
  The McClatchy Co. Class A                            4,191                 241
  Saks Inc.                                           24,496                 238
  International Speedway Corp.                         5,988                 237
* Amphenol Corp.                                       5,041                 236
* Metro-Goldwyn-Mayer Inc.                            18,965                 236
  Carolina Group                                       8,640                 233
* RF Micro Devices, Inc.                              37,600                 226
* Community Health Systems, Inc.                      11,707                 226
* Scholastic Corp.                                     7,360                 219
  Alberto-Culver Co. Class A                           4,304                 214
* Ingram Micro, Inc. Class A                          19,450                 214
  Polo Ralph Lauren Corp.                              8,282                 214
  LaBranche & Co. Inc.                                10,299                 213
* Radio One, Inc. Class D                             11,800                 210
  Lafarge North America Inc.                           6,760                 209
* Cox Radio, Inc.                                      8,757                 202
* BOK Financial Corp.                                  5,056                 195
  Total System Services, Inc.                          8,556                 191
* BlackRock, Inc.                                      3,858                 174
  Regal Entertainment Group Class A                    7,302                 172
* Montpelier Re Holdings Ltd.                          5,300                 167
  Lennar Corp. Class B                                 2,410                 166
  Talbots Inc.                                         5,600                 165
* Columbia Sportswear Co.                              3,000                 154
  AVX Corp.                                           13,170                 145
* WellChoice Inc.                                      4,600                 135

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
MID-CAP INDEX PORTFOLIO                               SHARES               (000)
--------------------------------------------------------------------------------
  Capitol Federal Financial                            4,767                 134
  Blockbuster Inc. Class A                             7,680                 129
  Student Loan Corp.                                     900                 113
* Hewitt Associates, Inc.                              4,300                 101
  Nuveen Investments, Inc. Class A                     3,673                 100
* Hearst-Argyle Television Inc.                        3,850                 100
* Radio One, Inc.                                      5,300                  95
* U.S. Cellular Corp.                                  3,450                  88
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (COST $301,488)                                                         296,638
--------------------------------------------------------------------------------
                                                        FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.2%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 1.15%, 7/15/2003                                  $1,000               1,000
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.194%, 7/16/2003                                    200                 200
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.16%, 7/1/2003                                        446                 446
  1.16%, 7/1/2003--Note E                              1,941               1,941
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(COST $3,585)                                                              3,587
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
 (COST $305,073)                                                         300,225
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                       2,182
Liabilities--Note E                                                      (4,736)
                                                                         -------
                                                                         (2,554)
                                                                         -------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 26,335,578 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                              $297,671
================================================================================

NET ASSET VALUE PER SHARE                                                 $11.30
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 99.9% and 1.0%, respectively, of net assets.
See Note C in Notes to Financial Statements.
(2)Securities with an aggregate value of $1,200,000 have been segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.
--------------------------------------------------------------------------------

                                                            AMOUNT           PER
                                                             (000)        SHARES
--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                           $336,973        $12.79
Undistributed Net Investment Income                            897           .03
Accumulated Net Realized Losses                           (35,334)        (1.34)
Unrealized Depreciation
  Investment Securities                                    (4,848)         (.18)
  Futures Contracts                                           (17)            --
--------------------------------------------------------------------------------
NET ASSETS                                                $297,671        $11.30
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                         MID-CAP INDEX PORTFOLIO
                                                  SIX MONTHS ENDED JUNE 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                              $ 1,747
  Interest                                                                    10
  Security Lending                                                             5
--------------------------------------------------------------------------------
  Total Income                                                             1,762
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Investment Advisory Services                                                19
  Management and Administrative                                              317
  Marketing and Distribution                                                  19
Custodian Fees                                                                32
Shareholders' Reports                                                         21
--------------------------------------------------------------------------------
  Net Expenses                                                               408
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      1,354
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            (35,729)
  Futures Contracts                                                           77
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (35,652)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                   63,689
  Futures Contracts                                                         (14)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          63,675
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                               $29,377
================================================================================
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 Mid-Cap Index Portfolio
                                           -------------------------------------
                                            Six Months Ended          Year Ended
                                               June 30, 2003       Dec. 31, 2002
                                                       (000)               (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                              $ 1,354             $ 2,230
  Realized Net Gain (Loss)                          (35,652)               8,549
  Change in Unrealized Appreciation (Depreciation)    63,675            (61,284)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                        29,377            (50,505)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                              (2,500)             (2,261)
  Realized Capital Gain*                             (8,000)            (15,414)
--------------------------------------------------------------------------------
    Total Distributions                             (10,500)            (17,675)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                              43,189             116,335
  Issued in Lieu of Cash Distributions                10,500              17,675
  Redeemed                                          (39,157)            (52,439)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                      14,532              81,571
--------------------------------------------------------------------------------
Total Increase (Decrease)                             33,409              13,391
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                264,262             250,871
--------------------------------------------------------------------------------
  End of Period                                     $297,671            $264,262
================================================================================

1Shares   Issued   (Redeemed)   Issued  4,053  9,297  Issued  in  Lieu  of  Cash
Distributions        1,045       1,342       Redeemed       3,698)       (4,660)
--------------------------------------------------------------------------------
Net    Increase     (Decrease)    in    Shares     Outstanding    1,400    5,979
================================================================================
*Includes fiscal 2003 and 2002 short-term gain distributions totaling $0 and $4,642,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

MID-CAP INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Year Ended
                                                                                                     September 30,    Feb. 8** to
                                                Six Months Ended      Year Ended      Oct. 1 to  ------------------     Sept. 30,
For a Share Outstanding Throughout Each Period     June 30, 2003   Dec. 31, 2002 Dec. 31, 2001*    2001       2000           1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.60          $13.23         $11.21  $14.97     $10.65         $10.00
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .05             .08            .02     .09        .08            .04
  Net Realized and Unrealized Gain (Loss) on Investments    1.07          (1.85)           2.00  (2.77)       4.49            .61
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        1.12          (1.77)           2.02  (2.68)       4.57            .65
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.10)           (.11)             --   (.08)      (.05)             --
  Distributions from Realized Capital Gains                (.32)           (.75)             --  (1.00)      (.20)             --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                    (.42)           (.86)             --  (1.08)      (.25)             --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                            $11.30          $10.60         $13.23  $11.21     $14.97         $10.65
=================================================================================================================================
Total Return                                              11.06%         -14.65%         18.02% -18.86%     43.77%          6.50%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $298            $264           $251    $208       $192            $54
  Ratio of Total Expenses to Average Net Assets           0.31%+           0.30%         0.30%+   0.28%      0.28%         0.24%+
  Ratio of Net Investment Income to Average Net Assets    1.02%+           0.81%         0.83%+   0.77%      0.90%         1.03%+
  Portfolio Turnover Rate                                  94%++             24%             9%     36%        43%            24%
=================================================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Initial share purchase date. All assets were held in money market  instruments until February 9, 1999, when performance measurement begins.
+Annualized.
++Annualized. Includes activity related to a change in the portfolio's target index.
See accompanying Notes, which are an integral part of the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FUTURES CONTRACTS: The portfolio uses E-mini S&P MidCap 400 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolios and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

     3. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory services, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2003, the portfolio had contributed capital of $51,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.05% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio's tax-basis gains and losses are determined only at the end of each fiscal year.

     At June 30, 2003, net unrealized depreciation of investment securities for tax purposes was $4,848,000, consisting of unrealized gains of $17,742,000 on securities that had risen in value since their purchase and $22,590,000 in unrealized losses on securities that had fallen in value since their purchase.

     At June 30, 2003, the aggregate settlement value of open futures contracts expiring in September 2003 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                                (000)
                                                       -------------------------
                                                     AGGREGATE        UNREALIZED
                                  NUMBER OF         SETTLEMENT      APPRECIATION
FUTURES CONTRACTS            LONG CONTRACTS              VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
E-Mini S&P MidCap 400 Index               5               $240             $ (5)
S&P MidCap 400 Index                      2                480              (12)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

D.  During  the  six  months  ended  June  30,  2003,the   portfolio   purchased
$225,223,000 of investment securities and sold $220,912,000 of investment securities other than temporary cash investments.

E.The market value of securities on loan to broker/dealers at June 30, 2003, was $1,862,000, for which the portfolio held cash collateral of $1,941,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

--------------------------------------------------------------------------------
VANGUARD(R) GROWTH PORTFOLIO

During the first six months of 2003, the Growth Portfolio returned 10.3%, a welcome rebound from its sharp decline in the final six months of 2002. Compared with its primary benchmarks--the average large-cap growth fund and the Russell 1000 Growth Index--the portfolio performed less impressively. While stock selection was good overall, results were penalized by notably weak choices in the generally vibrant consumer discretionary sector.

A FEW SETBACKS IN A GOOD PERIOD

After a long period of decline, the market's growth-oriented stocks staged a strong recovery, led by technology issues and select consumer discretionary stocks.

---------------------------------------------
TOTAL RETURNS                SIX MONTHS ENDED
                                JUNE 30, 2003
---------------------------------------------
GROWTH PORTFOLIO                        10.3%
Average Large-Cap Growth Fund*          12.3
Russell 1000 Growth Index               13.1
Wilshire 5000 Index                     12.9
---------------------------------------------
*Derived from data provided by Lipper Inc.

     Although the Growth Portfolio participated in the rally, it didn't make as much of the rebound as it could have. Its gain lagged the average return of large-cap growth funds by 2 percentage points and was even farther behind that of the Russell 1000 Growth Index. The portfolio also lagged the return of the broad stock market, which includes both growth stocks and value stocks, the period's weaker-performing group.

     Your portfolio's relative shortfall resulted primarily from missteps in the high-returning consumer discretionary sector--the retailers, restaurants, and entertainment purveyors that often command higher-than-market-multiples of price to earnings and book value. The Growth Portfolio was lighter in these stocks than its index benchmark, and it also held some of the sector's weaker performers. Another sector--the auto & transportation group, which generally doesn't play a big role in the Growth Portfolio's performance--became a meaningful detractor because of poor performance in just one stock:
Harley-Davidson. (For more information about individual stock holdings, please see the Report from the Adviser that follows.)

     Aside from those weak spots, the portfolio performed well. The returns of most other holdings were consistent with the favorable growth-stock environment of the past six months. Notably, the Growth Portfolio held some of the better-performing technology issues during the period.

BALANCE FOR THE LONG RUN

The stock market's recent rebound was long in coming, but not unexpected. The markets move in cycles. Even a long, grinding downturn can be expected to eventually give way to a recovery.

     Although it's impossible to know when the cycles will turn, it's simple to structure an investment program so as to enjoy some benefit from the eventual recovery while providing your assets with a degree of protection from the periodic declines. The keys are balance and diversification. A balance between stocks and fixed income investments gives you the opportunity to participate in the long-term growth of corporate profits and stock prices; at the same time, you can look to the less-volatile returns of bond and money market funds to blunt the impact of the stock market's occasional downturns. Diversification within asset classes reduces your vulnerability to the disasters that can befall any one security or sector.

     That's why we advise investors to develop a portfolio of broadly diversified stock, bond, and money market holdings in proportions consistent with their unique goals and circumstances. The Growth Portfolio can play an important role as one component of a diversified equity allocation, offering concentrated exposure to the market's large growth-oriented shares.

     Thank you for entrusting your hard-earned money to Vanguard.

REPORT FROM THE ADVISER
GROWTH PORTFOLIO

After three years of anemic economic growth and extreme risk-aversion among investors, equity markets staged a broad recovery during the first six months of 2003, with the Russell 1000 Growth Index gaining 13.1%. The initial catalyst for the rebound was the successful Iraqi confrontation, but the rally was reinforced by monetary and fiscal stimulus actions, combined with a dramatic--though not unexpected--improvement in investors' confidence (albeit from depressed levels).

     Also contributing to the market's strong advance were a number of technical factors. One of these was a surge of short-covering (purchases by short-sellers to replace borrowed stocks); another was the market's immediate reaction to the surprisingly dramatic reduction in dividend taxation. Both helped to induce disproportionate near-term strength in a number of lower-quality securities.

IMPORTANT DETERMINANTS OF PERFORMANCE

After modestly outperforming the Russell 1000 Growth Index in the first quarter, the Growth Portfolio lagged during the most recent three months, resulting in a half-year return of 10.3%. Performance was adversely affected by recent weakness in several consumer and financial services stocks, most notably Kohl's, Harley-Davidson, and American International Group. We continue to believe that each of these companies has distinctly superior growth prospects over the next several years and that current valuations are particularly attractive.

     While we are disappointed with recent performance, we have been encouraged by the strong underlying fundamentals of the portfolio companies. We believe that their superior earnings growth should ultimately be reflected in relative valuation.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence.
--------------------------------------------------------------------------------

THE GROWTH PORTFOLIO'S POSITIONING

Although investors' confidence remains shaky (and confidence will be a critical variable going forward), we believe that the important cyclical excesses of the late 1990s have been substantially corrected. Corporate liquidity has improved.

     As a result of aggressive business restructuring and moderately improving operating margins, free cash flow has rebounded and now stands at record levels. Despite the numerous challenges of the past three years, the U.S. banking system has emerged with capital ratios, asset quality, profitability, and liquidity that compare impressively with prior recessionary periods. Inventory levels are low. Capital spending has contracted severely over the past three years and appears historically depressed relative to depreciation, suggesting a need for higher rates of investment going forward. Despite the anemic pace of economic expansion, corporate profits rose for the fifth consecutive quarter in the first three months of 2003, modestly exceeding expectations.

     We have sought to take advantage of the price pressures on growth stocks over the past few years by building positions in a number of companies we believe to be strongly positioned in their industries. Many have successfully navigated the difficult business environment of recent years, maintaining robust levels of profitability, growth, and capital and, in many cases, significantly strengthening their competitive position.

     We remain focused on companies that we judge to possess distinct competitive strengths, with a balance between consistent and cyclical growth characteristics. While the portfolio's overall sector exposures have not changed appreciably, we have made some adjustments within sectors to focus on companies with favorable prospects, building on several long-term holdings and adding several new positions.

     Within the health care sector, we added to or created positions in Allergan, Amgen, Express Scripts, Forest Laboratories, and WellPoint, financing our purchases through reductions in Cardinal Health and Pfizer and the elimination of a position in HCA.

     Among technology and tech-related stocks, we added to or initiated positions in Dell, eBay, Electronic Arts, First Data, Intuit, Juniper Networks, Linear Technology, and Symantec, while eliminating or reducing our exposure to Applied Materials, Flextronics, Maxim, PeopleSoft, and Nokia.

JOHN L. BLUNDIN, Executive Vice President
ALAN E. LEVI, Senior Vice President
CHRISTOPHER M. TOUB, Executive Vice President
ALLIANCE CAPITAL MANAGEMENT L.P.

JULY 16, 2003

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                                               GROWTH PORTFOLIO
                                                             AS OF JUNE 30, 2003


------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                COMPARATIVE        BROAD
                                PORTFOLIO            INDEX*      INDEX**

Number of Stocks                       59               589        5,403
Median Market Cap                  $58.5B            $60.5B       $27.7B
Price/Earnings Ratio                26.1x             25.9x        21.8x
Price/Book Ratio                     4.1x              4.6x         2.7x
Yield                                0.5%              1.0%         1.6%
Return on Equity                    23.8%             24.9%        20.5%
Earnings Growth Rate                14.5%             12.0%         8.6%
Foreign Holdings                     0.0%              0.0%         0.9%
Turnover Rate                        48%Y                --           --
Expense Ratio                      0.37%Y                --           --
Cash Investments                     0.6%                --           --
------------------------------------------------------------------------

-----------------------------------------
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)

Pfizer Inc.
  (pharmaceuticals)                  6.0%
Microsoft Corp.
  (software)                         4.7
Citigroup, Inc.
  (banking)                          4.5
American International Group, Inc.
  (insurance)                        4.0
Dell Computer Corp.
  (computer hardware)                3.9
Cardinal Health, Inc.
  (pharmaceuticals)                  3.5
Amgen, Inc.
  (biotechnology)                    3.5
Johnson & Johnson
  (pharmaceuticals)                  3.4
Comcast Corp. Special Class A
  (telecommunications)               3.3
Veritas Software Corp.
  (software)                         2.8
-----------------------------------------
Top Ten                             39.6%
-----------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

-------------------------------------------------------------------------
VOLATILITY MEASURES
                                 COMPARATIVE BROAD
                     PORTFOLIO              INDEX*    PORTFOLIO   INDEX**
-------------------------------------------------------------------------
R-Squared                 0.95                1.00         0.87      1.00
Beta                      1.14                1.00         1.41      1.00
-------------------------------------------------------------------------

------------------------------
INVESTMENT FOCUS

STYLE                   Large
MARKET                  Growth
------------------------------

-----------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

                                                      COMPARATIVE       BROAD
                                        PORTFOLIO          INDEX*     INDEX**
-----------------------------------------------------------------------------
Auto & Transportation                        2.6%            1.6%        2.6%
Consumer Discretionary                       12.8            17.1        15.7
Consumer Staples                              6.0             9.0         6.9
Financial Services                           21.0            10.6        22.3
Health Care                                  30.7            26.4        14.3
Integrated Oils                               0.0             0.0         3.5
Other Energy                                  0.0             1.2         2.3
Materials & Processing                        0.0             1.2         3.6
Producer Durables                             2.1             3.3         4.0
Technology                                   18.6            21.0        13.5
Utilities                                     3.7             1.5         7.1
Other                                         1.9             7.1         4.2
Cash Investments                             0.6%              --          --
-----------------------------------------------------------------------------
*Russell 1000 Growth Index.
**Wilshire 5000 Index.
+Annualized.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

PERFORMANCE SUMMARY                                             GROWTH PORTFOLIO
                                                             AS OF JUNE 30, 2003
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JUNE 7, 1993-JUNE 30, 2003

All of the data in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

                           GROWTH                   RUSSELL 1000
FISCAL YEAR               PORTFOLIO                 GROWTH INDEX

1993                         6.0                          7.1
1994                         4.3                          2.7
1995                        38.3                         37.2
1996                        26.9                         23.1
1997                        26.6                         30.5
1998                        40.8                         38.7
1999                        22.4                         33.2
2000                       -20.0                        -22.4
2001                       -31.8                        -20.4
2002                       -35.9                        -27.9
2003**                      10.4                         13.1
--------------------------------------------------------------------------------
*Six months ended June 30, 2003.
Note: See Financial Highlights table for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

                                                            TEN YEARS
                                    ONE     FIVE  ------------------------------
                  INCEPTION DATE   YEAR    YEARS    CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
Growth Portfolio        6/7/1993 -3.05%  -11.73%      4.13%     0.73%    4.86%
--------------------------------------------------------------------------------


FINANCIAL STATEMENTS JUNE 30, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
GROWTH PORTFOLIO                                     SHARES               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.4%)
--------------------------------------------------------------------------------
AUTO & Transportation (2.6%)
  Harley-Davidson, Inc.                             223,400       $       8,905

CONSUMER DISCRETIONARY (12.8%)
* Viacom Inc. Class B                               193,300               8,439
  Avon Products, Inc.                               124,800               7,763
  Wal-Mart Stores, Inc.                             141,500               7,594
* Kohl's Corp.                                      103,100               5,297
* Bed Bath & Beyond, Inc.                           134,300               5,212
* eBay Inc.                                          34,400               3,584
  Lowe's Cos., Inc.                                  63,800               2,740
* EchoStar Communications Corp. Class A              49,900               1,727
* Electronic Arts Inc.                               12,400                 917
* Westwood One, Inc.                                 20,300                 689
                                                                  --------------
                                                                  $      43,962
                                                                  --------------
CONSUMER STAPLES (6.0%)
  The Procter & Gamble Co.                           98,400               8,775
  Colgate-Palmolive Co.                              88,900               5,152
  Walgreen Co.                                      135,200               4,070
  Anheuser-Busch Cos., Inc.                          49,100               2,507
                                                                  --------------
                                                                  $      20,504
                                                                  --------------
FINANCIAL SERVICES (21.0%)
  Citigroup, Inc.                                   361,000              15,451
  American International Group, Inc.                249,300              13,756
  Morgan Stanley                                    214,500               9,170
  Fannie Mae                                        121,300               8,180
  MBNA Corp.                                        363,800               7,582
  First Data Corp.                                  156,400               6,481
  Merrill Lynch & Co., Inc.                          72,400               3,380
  Bank One Corp.                                     74,000               2,751
* Affiliated Computer Services, Inc. Class A         53,100               2,428
  The Goldman Sachs Group, Inc.                      18,400               1,541
  Willis Group Holdings Ltd.                         36,700               1,129
                                                                  --------------
                                                                  $      71,849
                                                                  --------------
HEALTH CARE (30.7%)
 BIOTECH RESEARCH & Production (3.5%)
* Amgen, Inc.                                       180,400              11,986

DRUGS & PHARMACEUTICALS (16.4%)
  Pfizer Inc.                                       598,200              20,429
  Cardinal Health, Inc.                             188,800              12,140
  Johnson & Johnson                                 225,300              11,648
* Forest Laboratories, Inc.                         102,000               5,585
  Allergan, Inc.                                     51,800               3,994
  Wyeth                                              48,900               2,227

ELECTRONICS-MEDICAL SYSTEMS (2.5%)
  Medtronic, Inc.                                   180,600               8,663

HEALTH & PERSONAL CARE (0.7%)

* Express Scripts Inc.                               36,050               2,463

HEALTH CARE FACILITIES (1.4%)
  Health Management Associates Class A              253,900               4,684

HEALTH CARE MANAGEMENT SERVICES (3.9%)
* WellPoint Health Networks Inc. Class A            106,800               9,003
  UnitedHealth Group Inc.                            85,600               4,301

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
GROWTH PORTFOLIO                                     SHARES              (000)
--------------------------------------------------------------------------------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.3%)
* Boston Scientific Corp.                            62,500       $       3,819
* St. Jude Medical, Inc.                             43,200               2,484
  Stryker Corp.                                      20,700               1,436
  Alcon, Inc.                                         3,600                 165
                                                                  --------------
                                                                  $     105,027
                                                                  --------------

PRODUCER DURABLES (2.1%)
  Danaher Corp.                                      77,000               5,240
  Centex Corp.                                       13,600               1,058
  Lennar Corp. Class A                               13,600                 972
  Lennar Corp. Class B                                  600                  41
                                                                  --------------
                                                                  $       7,311
                                                                  --------------
TECHNOLOGY (18.6%)
  Microsoft Corp.                                   628,100              16,086
* Dell Computer Corp.                               414,900              13,260
* Veritas Software Corp.                            329,700               9,453
  Intel Corp.                                       285,900               5,942
* Cisco Systems, Inc.                               355,200               5,928
* Juniper Networks, Inc.                            284,600               3,521
* Symantec Corp.                                     76,200               3,342
  Maxim Integrated Products, Inc.                    80,000               2,735
  Linear Technology Corp.                            53,500               1,723
* Intuit, Inc.                                       37,030               1,649
                                                                  --------------
                                                                  $      63,639
                                                                  --------------
UTILITIES (3.7%)
* Comcast Corp. Special Class A                     390,600              11,261
* Cox Communications, Inc. Class A                   42,400               1,353
                                                                  --------------
                                                                  $      12,614
                                                                  --------------
OTHER (1.9%)

General Electric Co.                                220,400               6,321
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $400,312)                               $     340,132
--------------------------------------------------------------------------------
                                                       FACE
                                                     AMOUNT
                                                      (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.7%)
--------------------------------------------------------------------------------
Repurchase Agreement
  Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.16%, 7/1/2003
    (Cost $2,485)                                    $2,485               2,485
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (Cost $402,797)                              342,617
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      1,099
Liabilities                                                              (1,569)
                                                                  --------------
                                                                  $        (470)
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 35,773,107 outstanding $.001
  par value shares of beneficial interest
   (unlimited authorization)                                      $     342,147
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         $        9.56
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                     AMOUNT              VALUE*
                                                      (000)               (000)
--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                   $ 834,457              $23.32
Undistributed Net Investment Income                      24                  --
Accumulated Net Realized Losses                    (432,154)             (12.08)
Unrealized Depreciation                             (60,180)              (1.68)
--------------------------------------------------------------------------------
NET ASSETS                                        $ 342,147               $9.56
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                               GROWTH PORTFOLIO
                                                 SIX MONTHS ENDED JUNE 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 1,307
  Interest                                                                   18
  Security Lending                                                            6
--------------------------------------------------------------------------------
    Total Income                                                          1,331
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                               193
    Performance Adjustment                                                  (75)
  The Vanguard Group--Note C
    Management and Administrative                                           407
    Marketing and Distribution                                               20
  Custodian Fees                                                              6
  Shareholders' Reports                                                      36
--------------------------------------------------------------------------------
    Total Expenses                                                          587
    Expenses Paid Indirectly--Note D                                        (16)
--------------------------------------------------------------------------------
Net Expenses                                                                571
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       760
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (31,489)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITES                                                62,998
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $      32,269
================================================================================



STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------
                                                     GROWTH PORTFOLIO
                                       -----------------------------------------
                                       SIX MONTHS ENDED              YEAR ENDED
                                          JUNE 30, 2003           DEC. 31, 2002
                                                  (000)                   (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                           $ 760                 $ 1,535
  Realized Net Gain (Loss)                      (31,489)               (190,923)
  Change in Unrealized Appreciation
    (Depreciation)                               62,998                  (7,355)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                    32,269                (196,743)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                          (1,288)                 (2,010)
  Realized Capital Gain                              --                 (28,145)
--------------------------------------------------------------------------------
  Total Distributions                            (1,288)                (30,155)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                         18,946                  31,923
  Issued in Lieu of Cash Distributions            1,288                  30,155
  Redeemed                                      (22,995)               (115,546)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions                   (2,761)                (53,468)
--------------------------------------------------------------------------------
    Total Increase (Decrease)                    28,220                (280,366)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                           313,927                 594,293
--------------------------------------------------------------------------------
  End of Period                                $342,147                $313,927
================================================================================

1Shares Issued (Redeemed)
  Issued                                          2,110                   2,890
  Issued in Lieu of Cash Distributions              141                   2,369
  Redeemed                                       (2,559)                (10,528)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding (308) (5,269)
================================================================================

FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   YEAR ENDED SEPTEMBER 30,
                                                 SIX MONTHS ENDED    YEAR ENDED       OCT. 1 TO --------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      JUNE 30, 2003 DEC. 31, 2002  DEC. 31, 2001*    2001     2000     1999    1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $8.70        $14.37           $12.01 $35.14   $28.96   $24.33  $21.51
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .017           .05             .01     .04     .080      .16     .16
  Net Realized and Unrealized Gain (Loss) on Investments     .879         (4.97)           2.35  (16.73)   7.795     6.16    3.43
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         .896         (4.92)           2.36  (16.69)   7.875     6.32    3.59
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.036)         (.05)             --    (.09)   (.160)    (.16)  (.20)
  Distributions from Realized                                  --          (.70)             --   (6.35)  (1.535)   (1.53)  (.57)
          Capital Gains
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.036)        (0.75)             --   (6.44)  (1.695)   (1.69)  (.77)

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $9.56        $ 8.70          $14.37  $12.01   $35.14   $28.96  $24.33
=================================================================================================================================

TOTAL RETURN                                               10.32%        -35.89%         19.65% -57.31%   28.25%   27.27%  17.37%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)                       $342          $314            $594    $501   $1,302     $953    $631
  Ratio of Total Expenses to Average Net Assets           0.37%**         0.41%           0.39%   0.33%    0.31%  0.39%**   0.35%
  Ratio of Net Investment Income to Average Net Assets    0.47%**         0.37%         0.28%**   0.18%    0.24%    0.59%   0.74%
  Portfolio Turnover Rate                                   48%**           49%             12%    136%      81%      50%     48%
=================================================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Annualized.


See accompanying Notes, which are an integral part of the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Alliance Capital Management L.P. provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio's performance relative to the Russell 1000 Growth Index. For the six months ended June 30, 2003, the investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio's average net assets before a decrease of $75,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2003, the portfolio had contributed capital of $60,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.06% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio's management and administrative expenses. For the six months ended June 30, 2003, these arrangements reduced expenses by $16,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The portfolio's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2002, the portfolio had available realized losses of $400,594,000 to offset future net capital gains of $203,532,000 through December 31, 2009, $175,409,000 through December 31, 2010, and $21,653,000 through December 31, 2011. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2003; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At June 30, 2003, net unrealized depreciation of investment securities for tax purposes was $60,180,000, consisting of unrealized gains of $15,082,000 on securities that had risen in value since their purchase and $75,262,000 in unrealized losses on securities that had fallen in value since their purchase.

F.  During  the  six  months  ended  June  30,  2003,  the  portfolio  purchased
$75,987,000  of  investment   securities  and  sold  $79,573,000  of  investment
securities other than temporary cash investments.

--------------------------------------------------------------------------------
VANGUARD(R) CAPITAL GROWTH PORTFOLIO

The Capital Growth Portfolio, which was introduced in December 2002, returned 15.8% during the first six months of 2003, surpassing the 11.8% return of the Standard & Poor's 500 Index but slightly lagging the average 16.3% gain of multi-cap growth funds. The portfolio enjoyed notable success in the health care sector, particularly among growth-oriented biotechnology stocks. It also participated fully in the period's technology-stock rally.

THE PORTFOLIO HAD THE RIGHT STRATEGY FOR THE TIMES

The Capital Growth Portfolio's emphasis on companies with prospects for rapid earnings growth was in tune with investor sentiment during the first half of 2003. Stock prices rebounded generally, but investors were especially keen on growth-oriented stocks from the technology and consumer discretionary sectors. Both sectors stand to benefit from any acceleration in economic growth, which would help thaw the long freeze in corporate capital spending that has hurt many technology companies and also would enhance the consumer's willingness and ability to spend on restaurants, shopping, and entertainment.

-----------------------------------------------------------------
TOTAL RETURNS                                    SIX MONTHS ENDED
                                                    JUNE 30, 2003
-----------------------------------------------------------------
Capital Growth Portfolio                                    15.8%
Average Multi-Cap Growth Fund*                              16.3
S&P 500 Index                                               11.8
-----------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The Capital Growth Portfolio also produced strong returns in the auto & transportation sector, a significant weighting in the portfolio but a rather modest portion of the stock market as a whole. The stocks of big airlines such as Delta and AMR (parent company of American Airlines), some of which had flirted with bankruptcy earlier this year, rallied after executives won concessions and reprieves from labor and the financial community. For more detail on individual stock selections, please see the Report from the Adviser that follows.

     Capital Growth had modest holdings in some of the market's weaker areas--energy-related and utilities stocks, for example--but there were very few weak stock selections in the portfolio. The biggest drag on performance was an average allocation of nearly 8% of portfolio assets in cash. Cash can play a defensive role during market declines, obviously, but in a strong rally it hinders performance, particularly when money market instruments are providing historically low yields.

BALANCE FOR THE LONG RUN

The stock market's recent rebound was long in coming, but not unexpected. The markets move in cycles. Although it's impossible to know when the cycles will turn, it's simple to structure an investment program so as to benefit from the eventual recoveries while maintaining some protection from the periodic declines. The keys are balance and diversification. A balance between stocks and fixed income investments gives you the opportunity to participate in the long-term growth of corporate profits and stock prices; at the same time, you can look to the less-volatile returns of bond and money market funds to blunt the impact of the stock market's occasional downturns.

     That's why we advise investors to develop a portfolio of broadly diversified stock, bond, and money market holdings in proportions consistent with their unique goals and circumstances. The Capital Growth Portfolio can play an important role as one component of a diversified equity allocation, offering exposure to a wide variety of the market's dynamic growers.

     Thank you for entrusting your hard-earned money to Vanguard.

REPORT FROM THE ADVISER
 CAPITAL GROWTH PORTFOLIO

The Investment Environment

The six-month period got off to a poor start as the geopolitical situation--Iraq, North Korea, SARS--grew tense. However, equity markets staged a sharp recovery during the second half, fueled by the successful military effort in Iraq and strong first-quarter corporate earnings reports.

     Despite the recent rally, many market commentators have continued to focus on the negatives, with little regard for what could go right in calendar 2003. It's true that the recent market recovery rested largely on investors' faith, rather than hard evidence, about the prospects for a fundamental pickup in the economy and a further increase in corporate profits. We think that this faith is justified--that the foundation for such an upturn is in place.

THE PORTFOLIO'S SUCCESSES

Superior stock selection in the health care, auto & transportation, and technology sectors made the biggest contribution to our strong six-month results. We enjoyed notable success with medical-equipment maker Guidant, health care giant Novartis, and Genentech, Genzyme, and Sepracor, a trio of biotechnology stocks that benefited from an improved business and regulatory climate. Our airline stocks (particularly Southwest Airlines and AMR, the parent of American Airlines) bounced back during the past six months. FedEx, one of our largest holdings, also logged strong half-year gains as the company reported strong growth in profits. Caterpillar, the construction-machinery maker, produced strong earnings (aided in part by a weaker dollar), and the stock rallied. Our big tech winners were Adobe Systems, Citrix Systems, Nortel, Texas Instruments, and Micron Technology, all of which stand to benefit from any uptick in corporate investment.

THE PORTFOLIO'S SHORTFALLS

Our only significant disappointments during the half-year came in the consumer discretionary sector. Sony and Eastman Kodak both performed poorly. Our relatively large cash position, averaging 7.8% of assets, was also a drag in a rising stock market. This cash doesn't represent any explicit interest in the asset class. It's simply what's left over after we've deployed the portfolio assets in stocks we found attractive.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment adviser's assessment of such factors as their industry positions, growth potential, and expected protability.
--------------------------------------------------------------------------------

OUR OUTLOOK

Our investment outlook has not changed significantly since the beginning of the year. We still see greater potential for growth in the industrial sectors than in the consumer sectors. Economically sensitive stocks have been hit hard over the past few years and, in our opinion, offer the most attractive investment opportunities. Although we've just entered the seasonally weak May-October period, we think there will be economic stimulus, driven in part by tax relief. The level of stock valuations is no longer an obstacle to better returns, though building a case that the market is significantly undervalued would require an assumption that current estimates for corporate earnings are too low. If an economic recovery progresses, such an assumption may prove accurate. We continue to believe that stocks are more attractive than bonds or cash equivalents.

HOWARD SCHOW, Portfolio Manager
THEO A. KOLOKOTRONES, Portfolio Manager
JOEL P. FRIED, Portfolio Manager
PRIMECAP Management Company, llp

JULY 16, 2003

PORTFOLIO PROFILE CAPITAL GROWTH PORTFOLIO AS OF JUNE 30, 2003

-----------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                      COMPARATIVE
                                   PORTFOLIO               INDEX*
-----------------------------------------------------------------
Number of Stocks                          97                  500
Median Market Cap                     $14.7B               $50.4B
Price/Earnings Ratio                   29.2x                20.9x
Price/Book Ratio                        2.5x                 3.0x
Yield                                   0.5%                 1.7%
Return on Equity                       16.0%                22.4%
Earnings Growth Rate                    5.7%                 8.5%
Foreign Holdings                        6.5%                 0.0%
Turnover Rate                           5%**                   --
Expense Ratio                        0.46%**                   --
-----------------------------------------------------------------
Cash Investments                       10.3%                   --
-----------------------------------------------------------------

--------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

FedEx Corp.
  (transportation services)                         5.1%
Guidant Corp.
  (medical)                                         3.4
Novartis AG ADR
  (pharmaceuticals)                                 2.9
ConocoPhillips
  (oil)                                             2.8
Microsoft Corp.
  (software)                                        2.8
Texas Instruments, Inc.
  (electronics)                                     2.4
Union Pacific Corp.
  (railroad)                                        2.3
Pfizer Inc.
  (pharmaceuticals)                                 2.2
Adobe Systems, Inc.
  (software)                                        2.1
Micron Technology, Inc.
  (electronics)                                     2.1
--------------------------------------------------------
Top Ten                                            28.1%
--------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

-----------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                      COMPARATIVE
                                   PORTFOLIO               INDEX*
-----------------------------------------------------------------
Auto & Transportation                  11.6%                 2.5%
Consumer Discretionary                 17.3                 13.9
Consumer Staples                        0.0                  7.9
Financial Services                      5.5                 21.7
Health Care                            16.1                 14.7
Integrated Oils                         3.7                  4.3
Other Energy                            3.0                  1.6
Materials & Processing                  5.0                  3.1
Producer Durables                       5.5                  3.7
Technology                             20.1                 14.3
Utilities                               1.2                  7.5
Other                                   0.7                  4.8
-----------------------------------------------------------------
Cash Investments                       10.3%                   --
-----------------------------------------------------------------

---------------------------------
INVESTMENT FOCUS

STYLE                      GROWTH
MARKET CAP                  LARGE
---------------------------------
*S&P 500 Index.
**Annualized.


YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

PERFORMANCE SUMMARY CAPITAL GROWTH PORTFOLIO AS OF JUNE 30, 2003

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 3, 2002-JUNE 30, 2003

All of the data in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.


                               CAPITAL GROWTH             S&P 500
FISCAL YEAR                       PORTFOLIO                 INDEX

2002                                -6.1                    -4.3
2003*                               15.8                    11.8
--------------------------------------------------------------------------------
*Six months ended June 30, 2003.
Note: See Financial Highlights table for dividend and capital gains information.

--------------------------------------------------------------------------------
TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

                                                           SINCE INCEPTION
                                              ----------------------------------
                              INCEPTION DATE     CAPITAL     INCOME       TOTAL
--------------------------------------------------------------------------------
Capital Growth Portfolio           12/3/2002       8.70%      0.06%       8.76%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                   JUNE 30, 2003 (UNAUDITED)


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
CAPITAL GROWTH PORTFOLIO                         SHARES                   (000)
--------------------------------------------------------------------------------
COMMON STOCK (89.7%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (11.6%)
  FedEx Corp.                                    31,450           $       1,951
  Union Pacific Corp.                            15,050                     873
  Southwest Airlines Co.                         32,450                     558
  Delta Air Lines, Inc.                          20,250                     297
  United Parcel Service, Inc.                     3,600                     229
* AMR Corp.                                      20,100                     221
* Alaska Air Group, Inc.                          5,950                     128
  ArvinMeritor, Inc.                              4,050                      82
  Airborne, Inc.                                  3,100                      65
                                                                  --------------
                                                                  $      4,404
                                                                  --------------

CONSUMER DISCRETIONARY (17.3%)
  Washington Post Co. Class B                     1,000                     733
* General Motors Corp. Class H                   46,900                     601
  TJX Cos., Inc.                                 23,800                     448
* Best Buy Co., Inc.                              9,900                     435
* Robert Half International, Inc.                22,800                     432
  Target Corp.                                   11,200                     424
  Sabre Holdings Corp.                           16,600                     409
* eBay Inc.                                       3,700                     385
* AOL Time Warner Inc.                           23,300                     375
* Costco Wholesale Corp.                          9,400                     344
  Lowe's Cos., Inc.                               7,000                     301
  The Walt Disney Co.                            13,650                     270
* Liberty Media Corp.                            16,400                     190
  Manpower Inc.                                   4,900                     182
* The Neiman Marcus Group, Inc. Class A           4,950                     181
  Eastman Kodak Co.                               6,400                     175
  News Corp. Ltd. ADR                             6,700                     168
  Carnival Corp.                                  5,050                     164
  The McClatchy Co. Class A                       2,150                     124
* The Neiman Marcus Group, Inc. Class B           2,750                      95
* Accenture Ltd.                                  4,500                      81
  The Gap, Inc.                                   3,050                      57
                                                                  --------------
                                                                  $       6,574
                                                                  --------------

FINANCIAL SERVICES (5.5%)
  The Chubb Corp.                                 8,750                     525
  J.P. Morgan Chase & Co.                        13,050                     446
  Bank One Corp.                                 10,000                     372
  Transatlantic Holdings, Inc.                    2,750                     190
  Jefferson-Pilot Corp.                           3,550                     147
  American International Group, Inc.              2,550                     141
  The Bank of New York Co., Inc.                  4,050                     116
  Capital One Financial Corp.                     1,650                      81
  Freddie Mac                                     1,550                      79
                                                                  --------------
                                                                  $       2,097
                                                                  --------------
HEALTH CARE (16.1%)
  Guidant Corp.                                  28,750                   1,276
  Novartis AG ADR                                27,400                   1,091
  Pfizer Inc.                                    24,810                     847
* Genzyme Corp.-General Division                 14,750                     616
* Genentech, Inc.                                 7,200                     519
  Medtronic, Inc.                                 8,600                     412
* Biogen, Inc.                                   10,150                     386
  Eli Lilly & Co.                                 4,900                     338
* Millipore Corp.                                 6,650                     295
* Sepracor Inc.                                   9,800                     177
  Bristol-Myers Squibb Co.                        6,400                     174
                                                                  --------------
                                                                  $       6,131
                                                                  --------------

INTEGRATED OILS (3.7%)
  ConocoPhillips                                 19,550                   1,071
  Amerada Hess Corp.                              6,650                     327
                                                                  --------------
                                                                  $       1,398
                                                                  --------------
OTHER ENERGY (3.0%)
  Noble Energy, Inc.                              8,900                     336
  Pogo Producing Co.                              7,600                     325
  Anadarko Petroleum Corp.                        5,100                     227
  Schlumberger Ltd.                               3,800                     181
  El Paso Corp.                                   8,700                      70
                                                                  --------------
                                                                  $       1,139
                                                                  --------------
MATERIALS & Processing (5.0%)
  Potash Corp. of Saskatchewan, Inc.              7,750                     496
  Sigma-Aldrich Corp.                             6,650                     360
  Temple-Inland Inc.                              4,900                     210
  Engelhard Corp.                                 7,750                     192
  Monsanto Co.                                    7,500                     162
  Granite Construction Co.                        6,800                     130
  Weyerhaeuser Co.                                2,200                     119
  MacDermid, Inc.                                 3,800                     100
  Fluor Corp.                                     2,650                      89
  Rohm & Haas Co.                                 1,400                      43
                                                                  --------------
                                                                  $       1,901
                                                                  --------------
PRODUCER DURABLES (5.5%)
  Caterpillar, Inc.                              12,250                     682
* Tektronix, Inc.                                16,050                     347
* Plantronics, Inc.                              12,500                     271
  Deere & Co.                                     4,950                     226
* LM Ericsson Telephone Co. ADR Class B          15,600                     166
  W.W. Grainger, Inc.                             2,600                     122
  Kennametal, Inc.                                3,550                     120
  Donaldson Co., Inc.                             2,300                     102
* Agilent Technologies, Inc.                      3,250                      63
                                                                  --------------
                                                                  $       2,099
                                                                  --------------
TECHNOLOGY (20.1%)
  Microsoft Corp.                                41,700                   1,068
  Texas Instruments, Inc.                        51,000                     898
  Adobe Systems, Inc.                            25,250                     810
* Micron Technology, Inc.                        67,500                     785
  Intel Corp.                                    31,650                     658
  Hewlett-Packard Co.                            26,100                     556
  Sony Corp. ADR                                 16,350                     458
* Citrix Systems, Inc.                           22,150                     451
  Motorola, Inc.                                 46,050                     434
  QUALCOMM Inc.                                  11,600                     415
  Applera Corp.-Applied Biosystems Group         14,450                     275
* Nortel Networks Corp.                          91,800                     248
  Raytheon Co.                                    4,900                     161
* Corning, Inc.                                  19,350                     143
  Symbol Technologies, Inc.                       8,200                     107
* Tellabs, Inc.                                  16,000                     105
* Coherent, Inc.                                  3,700                      88
                                                                  --------------
                                                                  $       7,660
                                                                  --------------
UTILITIES (1.2%)
  Sprint Corp.                                   23,300                     336
* Cox Communications, Inc. Class A                4,050                     129
                                                                  --------------
                                                                  $         465
                                                                  --------------
OTHER (0.7%)
* Berkshire Hathaway Inc. Class B                   112                     272
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $32,463)                                        34,140
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   FACE                  MARKET
                                                 AMOUNT                  VALUE*
                                                  (000)                   (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (11.3%)
--------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.16%, 7/1/2003
    (Cost $4,308)                                $4,308                   4,308
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%) (Cost $36,771)                         $      38,448
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                        449
Liabilities                                                                (849)
                                                                  --------------
                                                                  $        (400)
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 3,499,008 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                     $      38,048
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         $       10.87
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                 AMOUNT                     PER
                                                  (000)                   SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                 $36,299                  $10.37
Undistributed Net Investment Income                  47                     .01
Accumulated Net Realized Gains                       25                     .01
Unrealized Appreciation                           1,677                     .48
--------------------------------------------------------------------------------
NET ASSETS                                      $38,048                  $10.87
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                       CAPITAL GROWTH PORTFOLIO
                                                 SIX MONTHS ENDED JUNE 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                           $      72
  Interest                                                                   14
--------------------------------------------------------------------------------
    Total Income                                                             86
--------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B                                           13
  The Vanguard Group--Note C
    Management and Administrative                                            19
  Custodian Fees                                                              5
--------------------------------------------------------------------------------
    Total Expenses                                                           37
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        49
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                       24
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENT SECURITIES                               2,296
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $   2,369
================================================================================


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                       CAPITAL GROWTH PORTFOLIO
                                            ------------------------------------
                                            SIX MONTHS ENDED          DEC. 3* TO
                                               JUNE 30, 2003       DEC. 31, 2002
                                                       (000)               (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                 $ 49                $ 3
  Realized Net Gain (Loss)                                24                  1
  Change in Unrealized Appreciation
    (Depreciation)                                     2,296               (619)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                          2,369               (615)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income (5) --
  Realized Capital Gain -- --
--------------------------------------------------------------------------------
    Total Distributions (5) --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                              26,457             10,000
  Issued in Lieu of Cash Distributions                     5                 --
  Redeemed                                              (163)                --
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions                        26,299             10,000
--------------------------------------------------------------------------------
    Total Increase (Decrease)                         28,663              9,385
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  9,385                 --
--------------------------------------------------------------------------------
  End of Period                                      $38,048          $   9,385
================================================================================

1Shares Issued (Redeemed)
  Issued                                               2,513              1,000
  Issued in Lieu of Cash Distributions                     1                 --
  Redeemed                                               (15)                --
--------------------------------------------------------------------------------
    Net Increase (Decrease) in
    Shares Outstanding                                 2,499              1,000
================================================================================
*Inception.

FINANCIAL HIGHLIGHTS

CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                                                      DEC. 3* TO
                                                SIX MONTHS ENDED        DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     JUNE 30, 2003            2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 9.39             $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .009                .01
  Net Realized and Unrealized Gain (Loss)
    on Investments                                     1.476               (.62)
--------------------------------------------------------------------------------
    Total from Investment Operations                   1.485               (.61)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.005)                --
  Distributions from Realized Capital Gains               --                 --
--------------------------------------------------------------------------------
    Total Distributions                                (.005)                --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $10.87              $9.39
================================================================================

TOTAL RETURN                                          15.82%             -6.10%
================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)                   $38                 $9
  Ratio of Total Expenses to Average Net Assets      0.46%**            0.47%**
  Ratio of Net Investment Income to
    Average Net Assets                               0.61%**            0.86%**
  Portfolio Turnover Rate                               5%**                 0%
================================================================================
*Inception.
**Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Capital Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2003, the investment advisory fee represented an effective annual rate of 0.15 % of the portfolio's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2003, the portfolio had contributed capital of $5,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio's net assets and 0.01% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio's tax-basis capital gains and losses are determined only at the end of each fiscal year.

     At June 30, 2003, net unrealized appreciation of investment securities for tax purposes was $1,677,000, consisting of unrealized gains of $2,028,000 on securities that had risen in value since their purchase and $351,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the period ended June 30, 2003, the portfolio purchased $23,607,000 of investment securities and sold $378,000 of investment securities, other than temporary cash investments.

--------------------------------------------------------------------------------
VANGUARD(R) SMALL COMPANY GROWTH PORTFOLIO

Small-capitalization growth stocks led the market's rebound during the first half of 2003. The Small Company Growth Portfolio returned 16.5% in the period, exceeding the double-digit return of the broad stock market, but trailing the 17.5% average return of peer funds and the 18.8% return of the Russell 2500 Growth Index--the index that we consider the most appropriate yardstick for the portfolio. The portfolio's relative shortfall was a function of its subpar performance in the health care and technology sectors, the primary engines of small-cap growth performance during the period.

THE PORTFOLIO PARTICIPATED IN THE RALLY, BUT NOT FULLY

The Small Company Growth Portfolio's strong six-month return was a welcome change from the sharp decline we reported to you six months ago. Your portfolio participated in the general rebound in stock prices during the first six months of 2003. The especially strong performance of small-cap growth stocks, which include many untested companies with less-than-rock-solid finances, reflected investors' greater willingness to assume risk during the period.

--------------------------------------------
TOTAL RETURNS               SIX MONTHS ENDED
                               JUNE 30, 2003
--------------------------------------------
Small Company Growth Portfolio         16.5%
Average Small-Cap Growth Fund*         17.5
Russell 2500 Growth Index              18.8
Wilshire 5000 Index                    12.9
--------------------------------------------
*Derived from data provided by Lipper Inc.

     Your portfolio's relative return was less impressive than its absolute result. Although the Small Company Growth Portfolio recorded positive returns in every industry sector, some of the adviser's stock selections did not rise as much as the benchmark's components in sectors such as health care and technology. The portfolio's performance in these two sectors alone accounted for almost all of its shortfall relative to the benchmark. The portfolio also experienced some disappointments in the less significant auto & transportation sector.

     The Small Company Growth Portfolio produced impressive results in sectors not typically associated with growth-stock investing. In the financial services and producer durables sectors, for example, the adviser invested in a number of strong-performing stocks. Although it's unusual to find a growth portfolio overweighting value-oriented sectors such as financial services, the positioning reflects the adviser's philosophy that successful growth investing also demands a healthy respect for valuation.

BALANCE FOR THE LONG RUN

The stock market's recent rebound was long in coming, but not unexpected. The markets move in cycles. Although it's impossible to know when the cycles will turn, it's simple to structure an investment program so as to benefit from the eventual recoveries while maintaining some protection from the periodic declines. The keys are balance and diversification. A balance between stocks and fixed income investments gives you the opportunity to participate in the long-term growth of corporate profits and stock prices; at the same time, you can look to the less-volatile returns of bond and money market funds to blunt the impact of the stock market's occasional downturns.

     That's why we advise investors to develop a portfolio of broadly diversified stock, bond, and money market holdings in proportions consistent with their unique goals and circumstances. The Small Company Growth Portfolio can play an important role as one component of a diversified equity allocation, offering exposure to a dynamic sector of the U.S. capital markets.

     Thank you for entrusting your hard-earned money to Vanguard.

REPORT FROM THE ADVISER
SMALL COMPANY GROWTH PORTFOLIO

Aided by a very strong turnaround that began in March, equities generated significant gains in the first half of 2003, especially in the small-company sector. Reasons for the upturn in stocks include the swift end to formal hostilities in Iraq, the continuation of low interest rates, and the developing improvement in corporate earnings to which we referred in our letter to you six months ago.

OUR SUCCESSES AND SHORTFALLS

     There was an improvement in the percentage, or number, of advancing stocks in the portfolio during the past six months. More than 70% of our holdings made positive contributions to the portfolio's return in the first half of 2003, up decidedly from the 26% figure for the previous six months. (Granahan Investment Management manages about 90% of the portfolio's assets; Grantham, Mayo, Van Otterloo & Co. manages the balance.)

     Most industry sectors in the portfolio had good absolute gains in the period, but several of the larger-weighted groups underperformed relative to those in the benchmark. For example, our technology holdings generated high absolute gains, but on a relative basis, they underperformed the sector in the benchmark. Of our top 15 contributors to the portfolio's half-year return, 7 were in technology, but the sector also included 5 of our greatest detractors from the return as well. Among the contributors on the positive side were Foundry Networks (broadband routers), Packeteer (bandwidth controllers), and three companies that benefited from the improved computer disk drive market--Western Digital, Maxtor, and Hutchinson Technology.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of up to $2 billion) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.
--------------------------------------------------------------------------------

     Our health care holdings, another large sector weighting in the portfolio, also had a solid absolute gain, but lagged that of the sector in the benchmark. Impax Laboratories (generic drugs) and Henry Schein (dental distributor) both were positive contributors to the portfolio's return.

CONMED and Vertex Pharmaceuticals were a drag on performance.

     Our financial services stocks had a positive result, as Legg Mason and the Jefferies Group in the investment arena and CheckFree in online services and software all performed quite well.

     On balance, our consumer-oriented shares had good performances in both absolute and relative terms. New to the portfolio were Steiner Leisure (spa services on cruise ships), Hibbett Sporting Goods (an expanding regional retailer), and Peet's Coffee & Tea, which is an example of a company with rapid earnings growth.

     We are seeing an improving trend in earnings thus far in 2003. The most recent figures show a year-over-year gain in the past 12 months' earnings of 23%; the same statistic for 2002 showed a decline. Some of the current high rate of growth is simply a function of the very depressed level of earnings a year ago, but, increasingly, we are seeing more cases of earnings acceleration as well. Examples of the latter include C.H. Robinson Worldwide in transportation, Monro Muffler Brake in the consumer sectors, Arrow International in health care, and Garmin (global positioning devices) and EPIQ Systems (bankruptcy management software).

OUR INVESTMENT OUTLOOK

Six months ago we wrote that if signs of more stability in corporate earnings were to prove enduring, then investors could better assess where to find future growth. Since then, the trends in earnings have generally been up, though corporate managers have been cautious with forward guidance. As noted above, among the companies in our portfolio, we are seeing fairly significant earnings gains, increasingly accelerating from good previous earnings levels. The source of this growth still seems to be more from internally generated efficiencies rather than from macroeconomic expansion. We continue to emphasize those companies with prospects for earnings growth even in a subdued economy.

JOHN J. GRANAHAN, Portfolio Manager
GARY C. HATTON, Assistant Portfolio Manager
JANE M. WHITE, Assistant Portfolio Manager
Granahan Investment Management, Inc.

JULY 16, 2003

--------------------------------------------------------------------------------
PORTFOLIO PROFILE SMALL COMPANY GROWTH PORTFOLIO AS OF JUNE 30, 2003


--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                 COMPARATIVE              BROAD
                                   PORTFOLIO          INDEX*            INDEX**
--------------------------------------------------------------------------------
Number of Stocks                         524           1,614              5,403
Median Market Cap                      $1.0B           $1.2B             $27.7B
Price/Earnings Ratio                   32.1x           36.7x              21.8x
Price/Book Ratio                        2.3x            3.1x               2.7x
Yield                                   0.1%            0.4%               1.6%
Return on Equity                       13.7%           13.5%              20.5%
Earnings Growth Rate                   10.8%           13.8%               8.6%
Foreign Holdings                        4.1%            0.0%               0.9%
Turnover Rate                           65%+             ---                ---
Expense Ratio                         0.58%+             ---                ---
--------------------------------------------------------------------------------
Cash Investments                        4.1%             ---                ---
================================================================================

-----------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

FLIR Systems, Inc.
  (electronics)                            1.5%
Jefferies Group, Inc.
  (securities brokers and services)        1.4
Henry Schein, Inc.
  (medical)                                1.3
Cree, Inc.
  (electronics)                            1.3
Heartland Express, Inc.
  (transportation)                         1.2
Mettler-Toledo International Inc.
  (electronics)                            1.2
Legg Mason Inc.
  (securities brokers and services)        1.1
Maxtor Corp.
  (computer technology)                    1.1
Foundry Networks, Inc.
  (telecommunications)                     1.1
Brunswick Corp.
  (auto and transportation)                1.1
-----------------------------------------------
Top Ten                                   12.3%
-----------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                           COMPARATIVE                                     BROAD
                             PORTFOLIO     INDEX*         PORTFOLIO      INDEX**
--------------------------------------------------------------------------------
R-Squared                         0.92       1.00              0.80         1.00
Beta                              0.75       1.00              1.11         1.00
--------------------------------------------------------------------------------

-----------------------------
INVESTMENT FOCUS

STYLE                  GROWTH
MARKET CAP              SMALL
-----------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                      COMPARATIVE       BROAD
                                        PORTFOLIO          INDEX*     INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                         5.7%            3.6%        2.6%
Consumer Discretionary                       23.6            23.1        15.7
Consumer Staples                              0.5             1.5         6.9
Financial Services                           13.0            14.0        22.3
Health Care                                  17.4            21.9        14.3
Integrated Oils                               0.0             0.0         3.5
Other Energy                                  3.9             4.2         2.3
Materials & Processing                        3.4             3.8         3.6
Producer Durables                             6.9             6.8         4.0
Technology                                   18.7            19.6        13.5
Utilities                                     1.2             1.3         7.1
Other                                         1.6             0.2         4.2
--------------------------------------------------------------------------------
Cash Investments                             4.1%              --          --
--------------------------------------------------------------------------------
*Russell 2500 Growth Index.
**Wilshire 5000 Index.
+Annualized.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

PERFORMANCE SUMMARY SMALL COMPANY GROWTH PORTFOLIO AS OF JUNE 30, 2003

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JUNE 3, 1996-JUNE 30, 2003

All of the data in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

                                        SMALL COMPANY           RUSSELL 2500
FISCAL YEARS                         GROWTH PORTFOLIO           GROWTH INDEX

1996                                       -2.5                     -2.4
1997                                       13.3                     14.8
1998                                        7.9                      3.1
1999                                       61.3                     55.5
2000                                       15.8                    -16.1
2001                                        5.6                    -10.8
2002                                        -24                    -29.1
2003*                                      16.5                     18.8
--------------------------------------------------------------------------------
*Six months ended June 30, 2003.
Note: See Financial Highlights table for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003
                                                               SINCE INCEPTION
                                            ONE    FIVE ------------------------
                           INCEPTION DATE  YEAR   YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Small Company Growth Portfolio   6/3/1996 0.38%  12.71%   10.39%   0.54% 10.93%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                   JUNE 30, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
SMALL COMPANY GROWTH PORTFOLIO                   SHARES                   (000)
--------------------------------------------------------------------------------
COMMON STOCKS (89.9%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (5.4%)
* Heartland Express, Inc.                       258,263           $       5,746
  Tidewater Inc.                                159,500                   4,684
  C.H. Robinson Worldwide, Inc.                 118,300                   4,207
  Polaris Industries, Inc.                       49,300                   3,027
* Aviall Inc.                                   246,500                   2,803
* TBC Corp.                                     141,900                   2,703
  Fairmont Hotels & Resorts, Inc.                15,000                     351
* Landstar System, Inc.                           3,300                     207
  Thor Industries, Inc.                           5,000                     204
  ArvinMeritor, Inc.                              9,900                     200
* EGL, Inc.                                      12,200                     185
  Superior Industries International, Inc.         4,300                     179
* Atlantic Coast Airlines Holdings Inc.          11,600                     156
* Gulfmark Offshore, Inc.                         6,300                     106
  Coachmen Industries, Inc.                       6,900                      82
  Quixote Corp.                                   2,400                      61
  Spartan Motors, Inc.                            5,200                      43
* Midwest Express Holdings, Inc.                  9,300                      24
                                                                  --------------
                                                                  $      24,968
                                                                  --------------
CONSUMER DISCRETIONARY (22.1%)
ADVERTISING AGENCIES (0.3%)
  Harte-Hanks, Inc.                              39,300                     747
* Lamar Advertising Co. Class A                  15,500                     546
* Catalina Marketing Corp.                       12,300                     217

CABLE TELEVISION SERVICES (0.7%)
* Insight Communications Co., Inc.              254,200                   3,350
* TiVo Inc.                                       1,800                      22

CASINO & Gambling (1.1%)
* Shuffle Master, Inc.                          114,000                   3,350
* GTECH Holdings Corp.                           14,600                     550
* MTR Gaming Group Inc.                          70,800                     547
* Station Casinos, Inc.                          12,400                     313
* Scientific Games Corp.                         13,100                     123
* Boyd Gaming Corp.                               5,200                      90
* Isle of Capri Casinos, Inc.                     5,200                      86
* Aztar Corp.                                     3,600                      58

COMMERCIAL INFORMATION SERVICES (0.5%)
* SOURCECORP, Inc.                               63,000                   1,361
* Arbitron Inc.                                  17,500                     625
* Neoforma, Inc.                                 10,300                     112
* QRS Corp.                                      10,100                      54

CONSUMER ELECTRONICS (1.2%)

* NetFlix.com, Inc.                              96,800                   2,473
* Register.com, Inc.                            151,800                     890
* United Online, Inc.                            24,000                     608
* iVillage Inc.                                 360,100                     544
* VeriSign, Inc.                                 32,000                     443
* PLATO Learning, Inc.                           44,100                     254
* Earthlink, Inc.                                28,700                     226

CONSUMER PRODUCTS (0.2%)
  Blyth, Inc.                                     9,200                     250
* Oakley, Inc.                                   19,300                     227
  Matthews International Corp.                    6,300                     156
* The Topps Co., Inc.                            16,700                     143

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
SMALL COMPANY GROWTH PORTFOLIO                   SHARES                   (000)
--------------------------------------------------------------------------------
  The Nautilus Group, Inc.                       11,050           $         137
* RC2 Corp.                                       3,000                      51

COSMETICS (0.2%)
* Helen of Troy Ltd.                             50,000                     758

Education Services (1.2%)
* Education Management Corp.                     41,700                   2,218
* Corinthian Colleges, Inc.                      16,000                     777
* Career Education Corp.                          9,900                     677
* Bright Horizons Family Solutions, Inc.         17,000                     570
* ITT Educational Services, Inc.                 15,900                     465
* The Princeton Review, Inc.                     51,000                     301
* University of Phoenix                           4,700                     238
* DeVry, Inc.                                     9,000                     210

ENTERTAINMENT (0.2%)
* Pixar, Inc.                                     8,800                     535
* Hollywood Entertainment Corp.                  14,100                     242
* Movie Gallery, Inc.                             6,700                     124
  Dover Motorsports, Inc.                        12,200                      50

HOTEL/MOTEL (0.4%)
  Intrawest Corp.                               133,400                   1,758

HOUSEHOLD FURNISHINGS (0.6%)
* Kirkland's, Inc.                              148,400                   2,397
  Ethan Allen Interiors, Inc.                     4,200                     148
  American Woodmark Corp.                         3,100                     144
  Stanley Furniture Co., Inc.                     3,500                      96

JEWELRY WATCHES & Gems (0.7%)
  Friedman's, Inc. Class A                      216,100                   2,457
  Tiffany & Co.                                  19,500                     637
* Fossil, Inc.                                    9,200                     217

LEISURE TIME (1.3%)
* West Marine, Inc.                             192,000                   3,362
* Steiner Leisure Ltd.                          120,200                   1,755
  Callaway Golf Co.                              72,100                     953
* SCP Pool Corp.                                  4,650                     160
* Bally Total Fitness Holding Corp.               8,400                      76

PUBLISHING--MISCELLANEOUS (0.1%)
* Scholastic Corp.                               21,000                     625

RADIO & TELEVISION BROADCASTERS (0.9%)
* Radio One, Inc. Class D                        76,300                   1,356
* Emmis Communications, Inc.                     34,100                     782
* Cox Radio, Inc.                                24,500                     566
* Entercom Communications Corp.                  11,000                     539
* Entravision Communications Corp.               46,300                     525
* Hearst-Argyle Television Inc.                  15,000                     388
  World Wrestling Entertainment, Inc.             7,100                      73
* Sinclair Broadcast Group, Inc.                  4,200                      49

RENT LEASE SERVICES (0.7%)
* Rent-A-Center, Inc.                            23,200                   1,759
* Dollar Thrifty Automotive Group, Inc.          75,000                   1,391

RESTAURANTS (1.5%)
  Ruby Tuesday, Inc.                            100,500                   2,485
* California Pizza Kitchen, Inc.                 85,200                   1,832
* Chicago Pizza & Brewery, Inc.                  70,000                     700
* Panera Bread Co.                               12,000                     480
  Applebee's International, Inc.                 13,000                     409
  CBRL Group, Inc.                                9,300                     361
  Outback Steakhouse                              7,100                     277
* Jack in the Box Inc.                            7,800                     174
* Papa John's International, Inc.                 6,200                     174
* Rare Hospitality International Inc.             4,800                     157
* Ryan's Family Steak Houses, Inc.               10,400                     146

RETAIL (5.5%)
* MarineMax, Inc.                               301,100                   4,215
* Hibbett Sporting Goods, Inc.                   79,700                   2,625
* Finlay Enterprises, Inc.                      148,900                   2,464
* FreeMarkets, Inc.                             348,900                   2,428
* American Eagle Outfitters, Inc.               111,100                   2,013
* Too Inc.                                       93,400                   1,891
* MSC Industrial Direct Co., Inc. Class A        93,500                   1,674
  Claire's Stores, Inc.                          45,500                   1,154
  Ross Stores, Inc.                              20,800                     889
* AnnTaylor Stores Corp.                         24,500                     709
* The Neiman Marcus Group, Inc. Class A          16,000                     586
* Advance Auto Parts, Inc.                        7,500                     457
* Pacific Sunwear of California, Inc.            18,550                     447
* Fisher Scientific International Inc.            9,500                     331
* Tractor Supply Co.                              6,300                     301
* Abercrombie & Fitch Co.                         9,800                     278
  Pier 1 Imports Inc.                            13,100                     267
* Chico's FAS, Inc.                              12,500                     263
* Tuesday Morning Corp.                           9,700                     255
* Dollar Tree Stores, Inc.                        7,300                     232
  Fred's, Inc.                                    6,000                     223
* Cost Plus, Inc.                                 6,100                     217
* Sharper Image Corp.                             6,700                     183
* The Children's Place Retail Stores, Inc.        8,800                     175
* BJ's Wholesale Club, Inc.                      11,100                     167
* Global Imaging Systems, Inc.                    6,600                     153
* CSK Auto Corp.                                 10,500                     152
* Payless ShoeSource, Inc.                        9,000                     113
* The Gymboree Corp.                              6,500                     109
* The Buckle, Inc.                                5,400                     104
* 1-800 CONTACTS, Inc.                            4,000                      98
* Insight Enterprises, Inc.                       9,700                      98
* Genesco, Inc.                                   5,400                      95
* Whitehall Jewellers, Inc.                       6,400                      58
* Stein Mart, Inc.                                8,300                      50
* Mothers Work, Inc.                              1,800                      48
* Aeropostale, Inc.                                 600                      13

SERVICES--COMMERCIAL (3.9%)
* FTI Consulting, Inc.                          136,800                   3,416
* The Corporate Executive Board Co.              75,500                   3,082
* The Advisory Board Co.                         73,800                   2,990
* Monro Muffler Brake, Inc.                      95,300                   2,693
* Resources Connection, Inc.                     44,000                   1,050
* Labor Ready, Inc.                              95,000                     681
* Iron Mountain, Inc.                            15,000                     556
* CDI Corp.                                      20,000                     519
* Weight Watchers International, Inc.            10,000                     455
* Getty Images, Inc.                              8,800                     363
* Tetra Tech, Inc.                               20,000                     343
  Regis Corp.                                    10,400                     302
* Waste Connections, Inc.                         6,500                     228
* Corrections Corp. of America                    8,900                     225
* West Corp.                                      7,500                     200
* MAXIMUS, Inc.                                   5,500                     152
* Forrester Research, Inc.                        8,800                     144

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
SMALL COMPANY GROWTH PORTFOLIO                   SHARES                   (000)
--------------------------------------------------------------------------------
* Pre-Paid Legal Services, Inc.                   5,000           $         123
* MemberWorks, Inc.                               5,800                     115
* Startek, Inc.                                   3,800                     100
* Teletech Holdings Inc.                         22,300                      94
* Spherion Corp.                                 12,800                      89
* Right Management Consultants, Inc.              6,725                      85
* Lightbridge, Inc.                               9,700                      85
* Pegasus Solutions Inc.                          2,800                      46
* APAC Teleservices, Inc.                        14,300                      36

SHOES (0.2%)
* Reebok International Ltd.                      10,800                     363
* Steven Madden, Ltd.                             6,700                     146
* Kenneth Cole Productions, Inc.                  5,300                     103
* Skechers U.S.A., Inc.                          11,600                      86

TEXTILE APPAREL MANUFACTURING (0.7%)
  Phillips-Van Heusen Corp.                     122,100                   1,664
* Coach, Inc.                                    20,000                     995
* Columbia Sportswear Co.                         7,800                     401
* Quiksilver, Inc.                               17,800                     294

WHOLESALERS
* United Stationers, Inc.                         5,900                     213
                                                                  --------------
                                                                  $     103,098
                                                                  --------------
CONSUMER STAPLES (0.4%)
* Wild Oats Markets Inc.                         58,000                     632
* Peet's Coffee & Tea Inc.                       17,800                     311
  Dial Corp.                                     12,800                     249
  Universal Corp. (VA)                            5,100                     216
  Sensient Technologies Corp.                     8,100                     186
* Chiquita Brands International, Inc.            12,700                     184
* Boston Beer Co., Inc. Class A                   5,600                      81
  Nature's Sunshine Inc.                          8,700                      70
* The Great Atlantic & Pacific Tea Co., Inc.      4,800                      42
                                                                  --------------
                                                                  $       1,971
                                                                  --------------
FINANCIAL SERVICES (12.2%)
  Jefferies Group, Inc.                         134,500                   6,697
  Legg Mason Inc.                                81,200                   5,274
* The Dun & Bradstreet Corp.                    107,800                   4,431
  Manufactured Home Communities, Inc. REIT      118,900                   4,175
  Sun Communities, Inc. REIT                    104,000                   4,087
  Regency Centers Corp. REIT                    112,900                   3,949
  Glenborough Realty Trust, Inc. REIT           169,100                   3,238
* CheckFree Corp.                               109,200                   3,040
  Prentiss Properties Trust REIT                 91,400                   2,741
  First Albany Companies Inc.                   194,600                   2,419
  GATX Corp.                                    111,200                   1,818
  McGrath Rent Corp.                             60,000                   1,604
  John H. Harland Co.                            43,000                   1,125
* Ameritrade Holding Corp.                      126,300                     936
* BISYS Group, Inc.                              49,000                     900
  Fidelity National Financial, Inc.              17,375                     534
* Providian Financial Corp.                      57,600                     533
  Doral Financial Corp.                          10,700                     478
  Fair, Isaac, Inc.                               9,200                     473
  New York Community Bancorp, Inc.               16,100                     468
  Chelsea Property Group REIT                     9,700                     391
  UCBH Holdings, Inc.                            13,200                     379
  FactSet Research Systems Inc.                   8,100                     357
  General Growth Properties Inc. REIT             5,600                     350
  Texas Regional Bancshares, Inc.                 9,550                     331
  New Century Financial Corp.                     7,000                     306
  R & G Financial Corp. Class B                   9,800                     291
  Commerce Bancorp, Inc.                          7,500                     278
  Student Loan Corp.                              2,200                     277
  Flagstar Bancorp, Inc.                         11,000                     269
* eSPEED, Inc. Class A                           12,400                     245
  Bank of Hawaii Corp.                            7,200                     239
  Irwin Financial Corp.                           9,200                     238
* CompuCredit Corp.                              19,000                     231
  Harbor Florida Bancshares, Inc.                 8,900                     213
  Connecticut Bancshares, Inc.                    5,300                     208
  Hudson United Bancorp                           5,500                     188
* Interactive Data Corp.                         10,500                     177
  Sandy Spring Bancorp, Inc.                      5,500                     174
  Prosperity Bancshares, Inc.                     8,900                     171
* WFS Financial, Inc.                             4,800                     161
* Triad Guaranty, Inc.                            4,200                     159
  Independent Bank Corp. (MI)                     6,194                     159
  Dime Community Bancshares                       6,225                     158
* AmeriCredit Corp.                              17,700                     151
  Cathay Bancorp, Inc.                            3,300                     147
  Wintrust Financial Corp.                        4,700                     139
  Independent Bank Corp. (MA)                     6,100                     138
  Umpqua Holdings Corp.                           7,000                     133
  East West Bancorp, Inc.                         3,500                     126
  Westamerica Bancorporation                      2,800                     121
* Southwest Bancorporation of Texas, Inc.         3,700                     120
  First Financial Holdings, Inc.                  4,300                     116
  Fidelity Bankshares, Inc.                       5,000                     112
  Community First Bankshares, Inc.                4,000                     109
* World Acceptance Corp.                          6,700                     109
  The South Financial Group, Inc.                 3,600                      84
  Staten Island Bancorp, Inc.                     2,900                      56
* NCO Group, Inc.                                 3,100                      56
* S1 Corp.                                       12,700                      51
                                                                  --------------
                                                                  $      56,638
                                                                  --------------
HEALTH CARE (16.3%)
 BIOTECH RESEARCH & PRODUCTION (1.7%)
* Protein Design Labs, Inc.                     161,500                   2,258
* Lexicon Genetics Inc.                         235,300                   1,579
* Transkaryotic Therapies, Inc.                  93,200                   1,076
* Celgene Corp.                                  15,800                     480
* Invitrogen Corp.                               11,500                     441
* ICOS Corp.                                     10,100                     371
* Charles River Laboratories, Inc.                8,800                     283
* IDEXX Laboratories Corp.                        7,300                     246
* ImClone Systems, Inc.                           7,300                     231
* Neurocrine Biosciences, Inc.                    4,400                     220
* Maxygen Inc.                                   13,600                     149
* Aksys, Ltd.                                    11,200                     145
* Albany Molecular Research, Inc.                 6,200                      94
* EntreMed, Inc.                                 14,700                      61
* Gene Logic Inc.                                 7,900                      47
* Exact Sciences Corp.                            3,800                      42
* Array BioPharma Inc.                           12,800                      40
* Allos Therapeutics Inc.                        10,000                      30

DRUGS & PHARMACEUTICALS (4.3%)
* SICOR, Inc.                                   150,300                   3,057
* Impax Laboratories, Inc.                      200,900                   2,409
* Andrx Group                                   119,400                   2,376
* Vertex Pharmaceuticals, Inc.                  113,900                   1,663
* CV Therapeutics, Inc.                          51,100                   1,516
* Onyx Pharmaceuticals, Inc.                    107,200                   1,322
* Tularik, Inc.                                 105,700                   1,051
* Watson Pharmaceuticals, Inc.                   21,000                     848
* Regeneron Pharmaceuticals, Inc.                52,900                     833
* Pharmaceutical Resources, Inc.                 15,100                     735

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
SMALL COMPANY GROWTH PORTFOLIO                   SHARES                   (000)
--------------------------------------------------------------------------------
* Medarex, Inc.                                  91,300           $         602
* Barr Laboratories, Inc.                         8,800                     576
* Amylin Pharmaceuticals, Inc.                   26,200                     574
* American Pharmaceuticals Partners, Inc.        15,000                     509
* IVAX Corp.                                     23,900                     427
* Endo Pharmaceuticals Holdings, Inc.            19,400                     328
* The Medicines Co.                              12,500                     246
  Medicis Pharmaceutical Corp.                    3,900                     221
* Chattem, Inc.                                   8,700                     164
* BioMarin Pharmaceutical Inc.                   14,400                     141
* MGI Pharma, Inc.                                4,700                     120
* Vivus, Inc.                                    19,400                     100
* Priority Healthcare Corp. Class B               2,200                      41
* Enzo Biochem, Inc.                              1,805                      39
* Emisphere Technologies, Inc.                    6,400                      23

ELECTRONICS--MEDICAL SYSTEMS (0.6%)
* Hologic, Inc.                                 116,900                   1,541
* Varian Medical Systems, Inc.                   16,100                     927
* eResearch Technology, Inc.                     11,600                     257
* Aspect Medical Systems, Inc.                    9,100                      67

HEALTH & PERSONAL CARE (0.3%)

* Lincare Holdings, Inc.                         18,000                     567
* Stericycle, Inc.                               13,300                     512
* Odyssey Healthcare, Inc.                        7,050                     261
* LabOne, Inc.                                    6,100                     132

HEALTH CARE MANAGEMENT SERVICES (0.6%)
* AdvancePCS                                     16,100                     616
* WebMD Corp.                                    47,900                     519
* Mid Atlantic Medical Services, Inc.             9,600                     502
* Universal Health Services Class B               9,300                     368
* AMERIGROUP Corp.                                5,500                     205
* First Health Group Corp.                        6,600                     182
* CorVel Corp.                                    4,000                     144
  Hooper Holmes, Inc.                            17,000                     109
* Centene Corp.                                   2,700                     105
* VitalWorks Inc.                                23,400                      92
* American Medical Security Group, Inc.           4,200                      80

HEALTH CARE FACILITIES (0.5%)
* Beverly Enterprises, Inc.                     391,500                   1,370
* Pharmaceutical Product Development, Inc.       12,900                     371
* Renal Care Group, Inc.                          9,400                     331
* United Surgical Partners International, Inc.    9,800                     221

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (6.5%)
* Henry Schein, Inc.                            114,400                   5,988
  Bausch & Lomb, Inc.                           125,800                   4,718
  Mentor Corp.                                  203,300                   3,940
* CONMED Corp.                                  193,000                   3,524
  Arrow International, Inc.                      79,600                   3,514
  DENTSPLY International Inc.                    77,500                   3,170
* Immucor Inc.                                  118,900                   2,591
* STERIS Corp.                                   23,100                     533
  Cooper Cos., Inc.                              11,900                     414
* Biosite Inc.                                    7,800                     375
* Cytyc Corp.                                    24,200                     255
* ResMed Inc.                                     5,400                     212
* Cyberonics, Inc.                                8,500                     183
  PolyMedica Corp.                                3,800                     174
  Invacare Corp.                                  4,200                     139
* Ocular Sciences, Inc.                           6,100                     121
* Osteotech, Inc.                                 7,600                     103
  Diagnostic Products Corp.                       2,400                      99
* Theragenics Corp.                              14,700                      63
* Novoste Corp.                                   6,500                      39

MEDICAL SERVICES (1.8%)
* Orthofix International NV                     123,000                   4,027
* Axcan Pharma Inc.                             258,000                   3,238
* Coventry Health Care Inc.                      18,500                     854
* Covance, Inc.                                  18,500                     335
* Hanger Orthopedic Group, Inc.                   7,800                      89
                                                                  --------------
                                                                  $      75,891
                                                                  --------------

MATERIALS & Processing (3.2%)
* Dycom Industries, Inc.                        255,100                   4,158
  Hughes Supply, Inc.                            71,000                   2,464
  Chicago Bridge & Iron Company NV               76,100                   1,726
  Valmont Industries, Inc.                       82,300                   1,602
* Ag Services of America, Inc.                  171,200                   1,017
  Delta & Pine Land Co.                          42,700                     939
* URS Corp.                                      30,000                     584
  Watsco, Inc.                                   25,000                     414
* Energizer Holdings, Inc.                       12,000                     377
* Simpson Manufacturing Co.                       6,500                     238
* Trex Co., Inc.                                  4,800                     188
  Lennox International Inc.                      12,800                     165
* Jones Lang Lasalle Inc.                         9,800                     155
  Olin Corp.                                      8,800                     150
  MacDermid, Inc.                                 5,700                     150
  Great Lakes Chemical Corp.                      6,600                     135
  Florida Rock Industries, Inc.                   2,400                      99
* Griffon Corp.                                   5,700                      91
* Silgan Holdings, Inc.                           2,000                      63
* Buckeye Technology, Inc.                        7,500                      51
  Georgia Gulf Corp.                              2,000                      40
* Steel Dynamics, Inc.                            2,700                      37
* Crown Holdings, Inc.                            3,100                      22
                                                                  --------------
                                                                  $      14,865
                                                                  -------------

OTHER ENERGY (3.7%)
* Unit Corp.                                    193,900                   4,054
  St. Mary Land & Exploration Co.                94,000                   2,566
* Key Energy Services, Inc.                     183,400                   1,966
* Core Laboratories NV                          172,100                   1,859
  CARBO Ceramics Inc.                            36,600                   1,363
* Denbury Resources, Inc.                        68,800                     924
  XTO Energy, Inc.                               28,933                     582
  Chesapeake Energy Corp.                        57,000                     576
  Pogo Producing Co.                             12,900                     551
  Patina Oil & Gas Corp.                         12,343                     397
  Peabody Energy Corp.                            6,800                     228
* Evergreen Resources, Inc.                       4,200                     228
* Reliant Resources, Inc.                        37,000                     227
  Vintage Petroleum, Inc.                        19,500                     220
  Holly Corp.                                     7,200                     199
* Stone Energy Corp.                              4,500                     189
* Houston Exploration Co.                         5,000                     174
* Westport Resources Corp.                        7,300                     166
* Prima Energy Corp.                              6,000                     125
* Magnum Hunter Resources Inc.                   13,500                     108
* Swift Energy Co.                                6,700                      74
* Oceaneering International, Inc.                 2,500                      64
* Clayton Williams Energy, Inc.                   3,300                      61
* PetroQuest Energy, Inc.                        16,900                      40
                                                                  --------------
                                                                  $      16,941
                                                                  --------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
SMALL COMPANY GROWTH PORTFOLIO                   SHARES                   (000)
--------------------------------------------------------------------------------
PRODUCER DURABLES (6.5%)
* Mettler-Toledo International Inc.             147,600           $       5,410
* Garmin Ltd.                                    93,700                   3,736
* Palm Harbor Homes, Inc.                       192,653                   3,649
* Plantronics, Inc.                             108,500                   2,351
* Applied Films Corp.                            72,700                   1,881
  Lindsay Manufacturing Co.                      79,950                   1,856
* Photronics Inc.                                83,500                   1,457
* Polycom, Inc.                                  97,000                   1,344
* Photon Dynamics, Inc.                          47,400                   1,310
* MKS Instruments, Inc.                          64,500                   1,166
* Zygo Corp.                                     99,500                     796
* DuPont Photomasks, Inc.                        42,000                     791
* SpectraLink Corp.                              77,900                     770
* NVR, Inc.                                       1,600                     658
* Hovnanian Enterprises Class A                   6,800                     401
* American Tower Corp. Class A                   28,800                     255
* Dionex Corp.                                    6,200                     246
  Engineered Support Systems, Inc.                5,750                     241
* Meritage Corp.                                  4,500                     222
* Itron, Inc.                                    10,000                     216
* Interdigital Communications Corp.               8,700                     203
  Ametek, Inc.                                    4,300                     158
  The Manitowac Co., Inc.                         6,800                     152
  CTS Corp.                                      14,100                     147
  A.O. Smith Corp.                                3,700                     104
  C & D Technologies, Inc.                        6,700                      96
  Cohu, Inc.                                      6,100                      95
* Rayovac Corp.                                   6,900                      89
* The Allied Defense Group, Inc.                  4,200                      77
* Technitrol, Inc.                                4,800                      72
* C-COR Electronics, Inc.                        12,600                      62
  General Cable Corp.                            11,400                      62
  HEICO Corp.                                     5,000                      61
* Somera Communications, Inc.                    27,600                      40
  Donaldson Co., Inc.                               900                      40
* Ladish Co., Inc.                                5,700                      38
* Trikon Technologies, Inc.                       7,000                      25
                                                                  --------------
                                                                  $       30,277
                                                                  --------------
TECHNOLOGY (17.6%)
 COMPUTER SERVICES SOFTWARE & Systems (3.9%)
* Red Hat, Inc.                                 354,500                   2,684
* ActivCard Corp.                               200,000                   1,880
* Verity, Inc.                                  135,000                   1,709
* Digitas Inc.                                  314,500                   1,560
* ManTech International Corp.                    81,000                   1,554
* Moldflow Corp.                                151,000                   1,353
* EPIQ Systems, Inc.                             69,000                   1,185
* Citrix Systems, Inc.                           49,600                   1,010
* Concord Communications, Inc.                   43,000                     590
* Embarcadero Technologies, Inc.                 80,000                     560
* Netscreen Technologies, Inc.                   23,600                     532
* Cognizant Technology Solutions Corp.           21,800                     531
* Macromedia, Inc.                               17,000                     358
* Ceridian Corp.                                 20,300                     344
* MICROS Systems, Inc.                           10,000                     330
* Sapient Corp.                                 100,000                     277
* American Management Systems, Inc.              13,400                     191
* JDA Software Group, Inc.                       16,000                     179
* SPSS, Inc.                                     10,500                     176
* ANSYS, Inc.                                     5,100                     159
* Ciber, Inc.                                    18,200                     128
* Dendrite International, Inc.                    9,800                     126
* Transaction Systems Architects, Inc.           12,700                     114
* Pinnacle Systems, Inc.                         10,200                     109
* Fidelity National Information Solutions, Inc.   3,737                      97
* Syntel, Inc.                                    5,500                      87
* Zomax Inc.                                     25,000                      82
* WatchGuard Technologies, Inc.                  11,500                      53
* Answerthink Consulting Group, Inc.             24,800                      48
* QuadraMed Corp.                                15,500                      26
* Novadigm, Inc.                                  9,800                      25

COMMUNICATIONS TECHNOLOGY (4.7%)
* Foundry Networks, Inc.                        355,800                   5,124
  Scientific-Atlanta, Inc.                       95,000                   2,265
* WebEx Communications, Inc.                    157,300                   2,194
* Avocent Corp.                                  61,900                   1,853
* Brocade Communications Systems, Inc.          278,000                   1,637
* Packeteer, Inc.                                91,000                   1,417
* Inet Technologies, Inc.                       124,500                   1,241
* ADTRAN Inc.                                    16,000                     816
* Ulticom, Inc.                                  85,600                     813
* Stratex Networks, Inc.                        249,000                     797
* Juniper Networks, Inc.                         64,100                     793
* CIENA Corp.                                   117,800                     611
* TIBCO Software Inc.                           100,000                     509
* UTStarcom, Inc.                                12,300                     438
* Comverse Technology, Inc.                      24,700                     371
  Inter-Tel, Inc.                                15,000                     318
  Black Box Corp.                                 4,700                     170
* Liberate Technologies, Inc.                    43,400                     129
* Tekelec                                        10,800                     122
* CommScope, Inc.                                 9,000                      86
* Entrust, Inc.                                  17,400                      51
* j2 Global Communications, Inc.                    700                      32

COMPUTER TECHNOLOGY (3.6%)
* Maxtor Corp.                                  691,220                   5,191
* Western Digital Corp.                         422,700                   4,354
* Hutchinson Technology, Inc.                   109,300                   3,595
* Cray Inc.                                     210,400                   1,662
* SanDisk Corp.                                  14,800                     597
* McDATA Corp. Class A                           26,500                     389
  Imation Corp.                                   6,900                     261
* Emulex Corp.                                   10,400                     237
* UNOVA, Inc.                                    20,300                     225
* Adaptec, Inc.                                  19,400                     151
* Iomega Corp.                                    8,900                      94
* RadiSys Corp.                                   5,800                      77
* Trident Microsystems, Inc.                      6,700                      61
* Dynamics Research Corp.                         2,700                      41

ELECTRONICS--TECHNOLOGY (0.7%)
* Trimble Navigation Ltd.                       135,778                   3,113
  Cubic Corp.                                     2,900                      64
* Herley Industries Inc.                          3,700                      63

ELECTRONICS (1.7%)
* FLIR Systems, Inc.                            234,400                   7,067
* Avid Technology, Inc.                          12,200                     428
* Kopin Corp.                                    11,200                      69
* Manufacturers' Services Ltd.                   13,500                      65
* Supertex, Inc.                                  3,500                      64
* Nu Horizons Electronics Corp.                   8,700                      52

ELECTRONICS--SEMICONDUCTORS/COMPONENTS (3.0%)
* Cree, Inc.                                    363,100                   5,911
* Caliper Technologies Corp.                    469,000                   2,134
* Monolithic System Technology, Inc.            223,000                   2,020

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
SMALL COMPANY GROWTH PORTFOLIO                   SHARES                   (000)
--------------------------------------------------------------------------------
* Artisan Components, Inc.                       73,000           $       1,651
* Rambus Inc.                                    25,500                     423
* Silicon Laboratories Inc.                      11,900                     317
  PerkinElmer, Inc.                              21,900                     302
* Skyworks Solutions, Inc.                       43,800                     297
* Siliconix, Inc.                                 8,000                     289
* PMC Sierra Inc.                                19,400                     228
* OmniVision Technologies, Inc.                   6,800                     212
* GlobespanVirata, Inc.                          14,100                     116
* Xicor, Inc.                                    14,000                      88
* PLX Technology, Inc.                           11,400                      45
* Silicon Image, Inc.                             7,000                      39
* Microsemi Corp.                                 1,700                      27
                                                                  --------------
                                                                  $      81,863
                                                                  --------------
UTILITIES (1.2%)
* General Communication, Inc.                   274,900                   2,381
* Citizens Communications Co.                    41,700                     538
* Cablevision Systems- NY Group Class A          20,600                     428
* Level 3 Communications, Inc.                   56,500                     375
  UGI Corp. Holding Co.                          10,550                     334
  Energen Corp.                                   7,900                     263
* Commonwealth Telephone Enterprises, Inc.        5,500                     242
* AES Corp.                                      37,200                     236
* Boston Communications Group, Inc.              12,500                     214
* Western Wireless Corp. Class A                 13,600                     157
* Cincinnati Bell Inc.                           22,200                     149
* IDT Corp.                                       2,500                      45
* Nextel Partners, Inc.                           3,700                      27
* US Unwired Inc.                                13,800                       6
                                                                  --------------
                                                                  $       5,395
                                                                  --------------
OTHER (1.3%)
  Brunswick Corp.                               200,800                   5,024
* Cott Corp.                                     30,000                     621
  Lancaster Colony Corp.                          5,200                     201
  Walter Industries, Inc.                         9,900                     116
* FMC Corp.                                       4,300                      97
  GenCorp, Inc.                                   6,600                      59
                                                                  --------------
                                                                  $       6,118
                                                                  --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $393,965)                               $     418,025
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   FACE                   MARKET
                                                 AMOUNT                   VALUE*
                                                  (000)                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (15.6%)(1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 1.168%, 7/2/2003                            $ 1,600                   1,600
REPURCHASE AGREEMENTS
  Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.16%, 7/1/2003                                50,280                  50,280
  1.16%, 7/1/2003--Note F                        20,541                  20,541
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $72,421)                          72,421
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.5%) (Cost $466,386)                              490,446
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.5%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      6,092
Security Lending Collateral Payable to Brokers--Note F                  (20,541)
Other Liabilities                                                       (11,138)
                                                                  --------------
                                                                        (25,587)
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 33,268,160 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                     $     464,859
================================================================================
NET ASSET VALUE PER SHARE                                         $       13.97
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT--Real Estate Investment Trust.
(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 95.9% and 9.6%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.

--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                 AMOUNT                     PER
                                                  (000)                   SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                $499,422           $       15.01
Overdistributed Net Investment Income              (367)                   (.01)
Accumulated Net Realized Losses                 (57,805)                  (1.74)
Unrealized Appreciation (Depreciation)
  Investment Securities                          24,060                     .72
  Futures Contracts                                (451)                   (.01)
--------------------------------------------------------------------------------
NET ASSETS                                     $464,859                  $13.97
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                  SMALL COMPANY GROWTH PORTFOLIO
                                                  SIX MONTHS ENDED JUNE 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                       $         815
  Interest                                                                  226
  Security Lending                                                          111
--------------------------------------------------------------------------------
    Total Income                                                          1,152
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                               314
    Performance Adjustment                                                  176
  The Vanguard Group--Note C
    Management and Administrative                                           580
    Marketing and Distribution                                               25
  Custodian Fees                                                             17
  Shareholders' Reports                                                      22
--------------------------------------------------------------------------------
  Total Expenses                                                          1,134
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        18
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            (21,985)
  Futures Contracts                                                       2,655
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (19,330)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  83,374
  Futures Contracts                                                        (125)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         83,249
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $      63,937
================================================================================



STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                              SMALL COMPANY GROWTH PORTFOLIO
                                        ----------------------------------------
                                         SIX MONTHS ENDED            YEAR ENDED
                                            JUNE 30, 2003         DEC. 31, 2002
                                                    (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                       $        18         $         215
  Realized Net Gain (Loss)                        (19,330)              (37,937)
  Change in Unrealized Appreciation
    (Depreciation)                                 83,249               (91,148)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                      63,937              (128,870)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                               (95)               (3,826)
  Realized Capital Gain                                --               (16,578)
--------------------------------------------------------------------------------
    Total Distributions                               (95)              (20,404)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                           59,194                95,293
  Issued in Lieu of Cash Distributions                 95                20,404
  Redeemed                                        (40,796)              (77,424)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions                     18,493                38,273
--------------------------------------------------------------------------------
    Total Increase (Decrease)                      82,335              (111,001)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                             382,524               493,525
--------------------------------------------------------------------------------
  End of Period                               $   464,859         $     382,524
================================================================================

1SHARES ISSUED (REDEEMED)
  Issued                                            4,620                 6,508
  Issued in Lieu of Cash Distributions                  8                 1,309
  Redeemed                                         (3,265)               (5,944)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in
    Shares Outstanding                              1,363                 1,873
================================================================================

Financial Highlights

SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   YEAR ENDED SEPTEMBER 30,
                                                 SIX MONTHS ENDED    YEAR ENDED       OCT. 1 TO ---------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      JUNE 30, 2003 DEC. 31, 2002  DEC. 31, 2001*    2001     2000     1999    1998
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $11.99        $16.43          $13.26  $22.66   $12.87   $ 9.53 $11.97
---------------------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                      .002            --             .01     .11      .17      .06    .06
  Net Realized and Unrealized Gain (Loss)
    on Investments                                          1.981         (3.80)           3.16   (3.40)    9.69     3.35  (2.46)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        1.983         (3.80)           3.17   (3.29)    9.86     3.41  (2.40)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.003)         (.12)             --    (.17)    (.07)    (.06)  (.04)
  Distributions from Realized Capital Gains                    --          (.52)             --   (5.94)      --     (.01)    --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.003)        (0.64)             --   (6.11)    (.07)    (.07)  (.04)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $13.97        $11.99          $16.43  $13.26   $22.66   $12.87 $ 9.53
=================================================================================================================================

TOTAL RETURN                                               16.54%       -24.03%          23.91% -17.87%   76.97%   35.98% -20.10%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $465          $383            $494    $390     $480     $168   $111
  Ratio of Total Expenses to Average Net Assets           0.58%**         0.57%         0.51%**   0.50%    0.46%    0.49%  0.42%
  Ratio of Net Investment Income to Average Net Assets    0.01%**         0.05%         0.27%**   0.71%    0.98%    0.58%  0.54%
  Portfolio Turnover Rate                                   65%**           58%             16%     73%     125%      85%   106%
=================================================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Small Company Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FUTURES CONTRACTS: The portfolio uses Russell 2000 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

     3. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co. LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the adviser. The basic fee for Granahan is subject to quarterly adjustments based on performance relative to a combination of the Russell 2000 Growth Index and the

Small Company Growth Fund Stock Index (an index of the stocks held by the largest small-capitalization stock mutual funds) for periods prior to March 31, 2003, and their new benchmark, the Russell 2500 Growth Index, beginning March 31, 2003. The basic fee of GMO is subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index for periods prior to March 31, 2003, and its new benchmark, the Russell 2500 Growth Index, beginning March 31, 2003. The benchmark changes will be fully phased in by June 2006.

     The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

     For the six months ended June 30, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio's average net assets before an increase of $176,000 (0.09%) based on performance.


C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2003, the portfolio had contributed capital of $78,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.08% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The portfolio's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2002, the portfolio had available realized losses of $38,759,000 to offset future net capital gains of $27,930,000 through December 31, 2010, and $10,829,000 through December 31, 2011. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2003; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At June 30, 2003, net unrealized appreciation of investment securities for tax purposes was $24,060,000, consisting of unrealized gains of $73,862,000 on securities that had risen in value since their purchase and $49,802,000 in unrealized losses on securities that had fallen in value since their purchase.

     At June 30, 2003, the aggregate settlement value of open futures contracts expiring in September 2003 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                            (000)
                                              ----------------------------------
                                                 AGGREGATE           UNREALIZED
                                  NUMBER OF     SETTLEMENT         APPRECIATION
FUTURES CONTRACTS            LONG CONTRACTS          VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
Russell 2000 Index                      103        $23,093                $(333)
S&P MidCap 400 Index                     20          4,802                 (118)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

E. During the six months ended June 30, 2003, the portfolio purchased $136,421,000 of investment securities and sold $116,660,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at June 30, 2003, was $19,811,000, for which the portfolio held cash collateral of $20,541,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

--------------------------------------------------------------------------------
VANGUARD (R) INTERNATIONAL PORTFOLIO

During the first six months of 2003, the International Portfolio returned 9.4%, which was in line with the 9.5% return of its primary benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, and ahead of the average return of competing international funds. The portfolio trailed the MSCI All Country World Index Free ex USA, the broadest measure of international investments, which includes a handful of stock markets outside your portfolio's investment mandate that produced strong returns during the six months.

THE PORTFOLIO PARTICIPATED IN THE GLOBAL REBOUND

The International Portfolio's 9.4% return during the six-month period was a welcome change of fortune from the previous six months, when global stock markets tumbled. Indexes covering every major region produced positive returns, with especially strong performances in the second quarter of the year. For example, the U.K. stock market, which represents your portfolio's largest country exposure, declined during the first three months of 2003, but then posted a sizzling 18.2% return in U.S. dollars during the second three months, for a six-month gain of 8.0% in dollars.

-------------------------------------------
TOTAL RETURNS              SIX MONTHS ENDED
                              JUNE 30, 2003
-------------------------------------------
International Portfolio                9.4%
Average International Fund*            8.6
MSCI EAFE Index                        9.5
MSCI All Country
  World Index Free ex USA             11.1
-------------------------------------------
*Derived from data provided by Lipper Inc.

     With a few exceptions, your portfolio's country allocations weren't significantly different from those of the index, though the portfolio had a slightly lower concentration in Japan--a longstanding position reflecting skepticism about Japan's willingness to address structural economic weakness--as well as exposure to emerging markets, which aren't included in the MSCI EAFE Index.

     The portfolio earned strong returns in the consumer discretionary, consumer staples, and financials sectors. At more than 21% of assets, financial stocks represented the portfolio's largest industry commitment. The sector produced solid gains as investors worldwide anticipated stronger economic expansion in an environment of continued low interest rates.

     Your portfolio's weak spots included information technology stocks. The portfolio's selections performed worse than the sector's average in the index, and the portfolio had a higher-than-benchmark weighting in these weak performers. Stock selections in Japan were also off the mark, as the exporters that dominate the portfolio's Japan allocation performed worse than the domestic-focused stocks included in the index.

BALANCE FOR THE LONG RUN

The stock market's recent rebound, both at home and abroad, was long in coming, but not unexpected. The markets move in cycles. Although it's impossible to know when the cycles will turn, it's simple to structure an investment program so as to benefit from the eventual recoveries while maintaining some protection from the periodic declines. The keys are balance and diversification. A balance between stocks and fixed income investments gives you the opportunity to participate in the long-term growth of corporate profits and stock prices; at the same time, you can look to the less-volatile returns of bond and money market funds to blunt the impact of the stock market's occasional downturns.

     That's why we advise investors to develop a portfolio of broadly diversified stock, bond, and money market holdings in proportions consistent with their unique goals and circumstances. The International Portfolio can play an important role as one component of a diversified equity allocation. Not only does the portfolio offer exposure to attractive investments domiciled outside the United States, but it can also diversify holdings that are heavily invested in U.S. securities.

     Thank you for entrusting your hard-earned money to Vanguard.

REPORT FROM THE ADVISER
 INTERNATIONAL PORTFOLIO

THE INVESTMENT ENVIRONMENT

During the six months under review, we saw the bull market, which started in the United States with Nasdaq in October 2002, extend to markets in Europe and in Asia. (As of June 30, Schroder Investment Management North America managed 78% of the portfolio's assets; Baillie Gifford Overseas managed the remaining 22%.)

     Overall, foreign currencies in the countries where we invest rose by about 5% against the U.S. dollar over the first six months of 2003; this may have reduced non-U.S. company profits by about 1% to 2% as U.S. sales revenues were worth less, so--all other things being equal--the dollar value of your non-U.S. investments should have moved up 3% to 4%. However, these investments have moved up by more because other factors are also at work.

     As in the United States, the rise in non-U.S. stock markets this year has, as yet, found little support from underlying economic activity. In Europe, confidence has improved but actual spending by businesses and consumers has not. Economic growth in the Eurozone has been revised downward (typically to 0.6% this year) by most forecasters. This is probably the nadir of expectations, and that is the message of the rising stock prices. U.K. growth prospects are better since rising house prices have boosted consumer confidence, which is helping retail sales, while the employment market remains relatively healthy.

     In Japan, last year's export boom to China and the United States is waning without having stimulated the employment market or consumer spending.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.
--------------------------------------------------------------------------------

OUR SUCCESSES

The Japanese market, like other Asian markets, reacted badly to the SARS scare and continued falling in April while most other world markets were rising strongly. This created a fine buying opportunity, and we increased the fund's exposure by about 3 percentage points at bargain prices.

     Shortly afterward, we closed the yen hedge (into euros). Our nervousness about the yen goes back more than three years, and these hedge contracts have added more than 1% per annum in performance during that period.

OUR SHORTFALLS

We had disappointing performances from some of our technology stocks during the six months. An important feature of the portfolio for the past three years has been our confidence in emerging Asian information technology companies, which represent 8% of the portfolio. This confidence has been, and continues to be, wholly justified. However, we had 5% of the portfolio in Japanese technology stocks, and these had a very disappointing half-year. To our knowledge, there is no fundamental reason for this, and we added to most of the holdings at prices that we consider to be very cheap.

     The past six months have, of course, seen a major mood change, and, in hindsight, our policy of selling companies with business or financial problems and sticking with those with strong business models did us no favors when markets turned upward in March and April. The eventual recoveries in prices of stocks that we had sold earlier, such as MyTravel Group, Buhrmann, and Getronics, were dramatic. Clearly, we could have executed our policy, which we still think is correct, at much better prices.

THE PORTFOLIO'S POSITIONING

The world's major central banks have done a good job convincing investors that money will remain cheap and abundant well into 2004. To us, this is not an invitation to buy expensive stocks, but rather to take more risk dependent upon a pickup in economic activity. If this latter happens moderately, we expect to outperform our benchmark index. We retain a strong bias toward well-financed companies with robust market positions; such companies' shares do relatively well when economies are not growing rapidly. We believe that this is the appropriate stance at the current time. If economic activity flags again, we shall have to trim our sails.

RICHARD FOULKES, Executive Vice President Schroder
Investment Management North America Inc.

JULY 16, 2003

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                                        INTERNATIONAL PORTFOLIO
                                                             AS OF JUNE 30, 2003

-----------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                   COMPARATIVE        BROAD
                     PORTFOLIO          INDEX*      INDEX**
-----------------------------------------------------------
Number of Stocks           194           1,005        1,741
Turnover Rate             86%+              --           --
Expense Ratio           0.47%+              --           --
Cash Investments          3.2%              --           --
-----------------------------------------------------------

-----------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Vodafone Group PLC
  (telecommunications)                           2.5%
Tesco PLC
  (retail)                                       2.5
Royal Bank of Scotland Group PLC
  (banking)                                      2.5
Samsung Electronics Co., Ltd.
  (electronics)                                  2.2
Allied Irish Banks PLC
  (banking)                                      2.2
Telecom Italia SpA
  (telecommunications)                           2.1
Nestle SA (Registered)
  (food, beverage, and tobacco)                  2.0
Toyota Motor Corp.
  automotive and transport equipment)            1.9
Nokia Oyj
  (telecommunications)                           1.8
Kingfisher PLC
  (retail)                                       1.7
-----------------------------------------------------
Top Ten                                         21.4%
-----------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

-------------------------------------------------------------------------
VOLATILITY MEASURES
                                  COMPARATIVE                       BROAD
                     PORTFOLIO         INDEX*      PORTFOLIO      INDEX**
-------------------------------------------------------------------------
R-Squared                 0.96           1.00           0.96         1.00
Beta                      1.03           1.00           1.01         1.00
-------------------------------------------------------------------------

-------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                 COMPARATIVE        BROAD
                                    PORTFOLIO         INDEX*      INDEX**
-------------------------------------------------------------------------
Consumer Discretionary                  16.6%          12.6%        11.8%
Consumer Staples                        10.2            9.0          8.5
Energy                                   2.7            9.0          9.6
Financials                              21.8           25.6         25.5
Health Care                              7.2            9.7          8.7
Industrials                             10.4            8.4          8.1
Information Technology                  13.8            6.6          7.4
Materials                                5.0            6.2          7.5
Telecommunication Services               7.5            7.9          8.0
Utilities                                1.6            5.0          4.9
-------------------------------------------------------------------------
Cash Investments                         3.2%             --           --
-------------------------------------------------------------------------

--------------------------------------
ALLOCATION BY REGION (% OF PORTFOLIO)

EMERGING MARKETS                   11%
CASH INVESTMENTS                    3%
EUROPE                             63%
PACIFIC                            23%
--------------------------------------



Country Diversification table is on the next page.

*MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.
+Annualized.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

-------------------------------------------------------------------------
COUNTRY DIVERSIFICATION (% OF PORTFOLIO)

                                                 COMPARATIVE        BROAD
                             PORTFOLIO                INDEX*      INDEX**
-------------------------------------------------------------------------
EUROPE

United Kingdom                   25.2%                 27.2%        23.7%
France                            11.5                  9.6          8.2
Switzerland                        6.4                  7.5          6.5
Netherlands                        3.5                  5.3          4.6
Ireland                            3.4                  0.8          0.7
Italy                              2.9                  3.9          3.3
Sweden                             2.9                  2.1          1.8
Germany                            2.1                  6.4          5.5
Finland                            1.9                  1.9          1.6
Spain                              1.4                  3.8          3.3
Denmark                            1.2                  0.8          0.7
Belgium                            0.5                  1.1          0.9
Greece                             0.2                  0.4          0.3
Austria                            0.1                  0.2          0.2
Portugal                           0.1                  0.4          0.3
Luxembourg                         0.0                  0.1          0.1
Norway                             0.0                  0.4          0.4
-------------------------------------------------------------------------
Subtotal                         63.3%                 71.9%        62.1%
-------------------------------------------------------------------------
PACIFIC

Japan                            17.5%                 20.5%        17.5%
Hong Kong                         2.7                   1.5          1.7
Australia                         1.5                   5.1          4.4
Singapore                         0.9                   0.8          0.7
New Zealand                       0.1                   0.2          0.2
-------------------------------------------------------------------------
Subtotal                         22.7%                 28.1%        24.5%
-------------------------------------------------------------------------
EMERGING MARKETS

South Korea                       5.0%                    --         1.7%
Taiwan                            2.1                     --         1.1
Mexico                            1.2                     --         0.7
Other Emerging Markets            2.5                     --         4.4
-------------------------------------------------------------------------
Subtotal                         10.8%                    --         7.9%
-------------------------------------------------------------------------
Other                               --                    --         5.5%
-------------------------------------------------------------------------
Cash Investments                  3.2%                    --           --
-------------------------------------------------------------------------
Total                           100.0%                100.0%       100.0%
-------------------------------------------------------------------------

*MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.

PERFORMANCE SUMMARY                                      INTERNATIONAL PORTFOLIO
                                                             AS OF JUNE 30, 2003

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JUNE 3, 1994-JUNE 30, 2003

All of the data in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

                             INTERNATIONAL               MSCI EAFE
FISCAL YEAR                    PORTFOLIO                   INDEX

1994                              1.6                     -1.0
1995                             15.9                     11.2
1996                             14.6                      6.0
1997                              3.3                      1.8
1998                             18.8                     20.0
1999                             25.4                     27.0
2000                             -6.7                    -14.2
2001                            -18.6                    -21.4
2002                            -17.3                    -15.9
2003*                             9.4                      9.5
--------------------------------------------------------------------------------
*Six months ended June 30, 2003.
Note: See Financial Highlights table for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

                                                                 SINCE INCEPTION
                                             ONE    FIVE  ----------------------
                           INCEPTION DATE   YEAR   YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
International Portfolio          6/3/1994 -6.01%  -2.22%    2.57%   1.43%  4.00%
--------------------------------------------------------------------------------



FINANCIAL STATEMENTS JUNE 30, 2003 (UNAUDITED)


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL PORTFOLIO                         SHARES                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.3%)(1)
--------------------------------------------------------------------------------
AUSTRIA (0.1%)
* Telekom Austria AG                            29,000            $         329

AUSTRALIA (1.4%)
  Commonwealth Bank of Australia                40,000                      793
  Westpac Banking Corp., Ltd.                   62,385                      680
  BHP Billiton Ltd.                             99,500                      577
  Australia & New Zealand Bank Group Ltd.       30,600                      382
  National Australia Bank Ltd.                  16,700                      375
  Foster's Group Ltd.                           73,400                      207
  Woolworths Ltd.                               23,000                      193
  Amcor Ltd.                                    33,200                      181
                                                                  -------------
                                                                  $       3,388
                                                                  -------------

BELGIUM (0.5%)
  UCB SA                                        30,000                      822
  Groupe Bruxelles Lambert SA                   10,000                      452
                                                                  -------------
                                                                  $       1,274
                                                                  -------------

BRAZIL (0.8%)
  Companhia Vale do Rio Doce ADR                20,000                      555
  Brasil Telecom SA                        103,000,000                      458
  Itausa-Investimentos Itau SA                 550,000                      433
  Petrol Brasil Series A ADR                    20,900                      371
                                                                  -------------
                                                                  $       1,817
                                                                  -------------
CHINA (0.2%)
  CNOOC Ltd.                                   241,500                      356
  Legend Group Ltd.                            170,000                       57
                                                                  -------------
                                                                  $         413
                                                                  -------------
DENMARK (1.1%)
  Novo Nordisk A/S B Shares                     35,000                    1,225
  ISS A/S                                       23,643                      844
  Danske Bank A/S                               30,650                      597
                                                                  -------------
                                                                  $       2,666
                                                                  -------------

FINLAND (1.8%)
  Nokia Oyj                                    271,152                    4,465


FRANCE (11.0%)
  L'Air Liquide SA (Registered)                 21,000                    3,113
* Vivendi Universal SA                          37,000                    2,494
  BNP Paribas SA                                46,000                    2,337
  Thales SA                                     75,200                    2,232
  Suez SA                                       25,000                    1,990
  PSA Peugeot Citroen                           35,000                    1,700
  Societe Generale Class A                      24,800                    1,572
  L'Oreal SA                                    21,260                    1,499
  Schneider Electric SA                         28,000                    1,316
* France Telecom SA                             48,116                    1,180
  Publicis Groupe SA                            38,400                    1,031
  Casino Guichard-Perrachon SA Pfd.             15,200                      957
  Veolia Environnement                          46,400                      954
  Total SA                                       5,970                      902
  Sanofi-Synthelabo SA                          14,800                      867
* Orange SA                                     90,870                      807
  Pernod Ricard SA                               7,357                      656
  Vinci SA                                       7,470                      504
  Essilor International SA                      10,560                      425
* JCDecaux SA                                    8,800                      110
                                                                  -------------
                                                                  $      26,646
                                                                  -------------
GERMANY (2.0%)
  BASF AG                                       25,000                    1,068
  SAP AG                                         9,000                    1,061

--------------------------------------------------------------------------------

                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL PORTFOLIO                         SHARES                    (000)
--------------------------------------------------------------------------------
  Deutsche Boerse AG                            18,400            $         975
  Porsche AG                                     1,820                      771
  Bayerische Motoren Werke AG                   16,800                      646
  Adidas-Salomon AG                              4,460                      381
                                                                  -------------
                                                                  $       4,902
                                                                  -------------
GREECE (0.2%)
  Greek Organization of Football Prognostics    51,200                      522
                                                                  -------------

HONG KONG (2.6%)
  Swire Pacific Ltd. A Shares                  455,000                    1,990
  Sun Hung Kai Properties Ltd.                 274,000                    1,384
  Esprit Holdings Ltd.                         480,000                    1,173
  Wharf Holdings Ltd.                          321,000                      617
  Television Broadcasts Ltd.                   170,167                      610
  Johnson Electric Holdings Ltd.               240,000                      297
  Cheung Kong Holdings Ltd.                     41,000                      247
                                                                  -------------
                                                                  $       6,318
                                                                  -------------

INDIA (0.5%)

*(3)State Bank of India Warrants
      Exp. 12/23/2005                           48,100                      398
*(3)State Bank of India Warrants
      Exp. 1/5/2006                             35,216                      289
*(3)Infosystec Warrants Exp. 6/3/2005            3,800                      267
*   Housing Development Finance Corp.
      Warrants Exp. 2/10/2006                   22,016                      194
                                                                  -------------
                                                                  $       1,148
                                                                  -------------

INDONESIA (0.3%)
  PT Gudang Garam Tbk                          329,154                      407
  PT Hanjaya Mandala Sampoerna Tbk             688,000                      346
                                                                  -------------
                                                                  $         753
                                                                  -------------
IRELAND (3.3%)
* Allied Irish Banks PLC                       354,550                    5,330
  Bank of Ireland                              154,523                    1,872
* Ryanair Holdings PLC ADR                      16,580                      744
                                                                  -------------
                                                                  $       7,946
                                                                  -------------

ISRAEL (0.2%)

  Teva Pharmaceutical Industries Ltd.
    Sponsored ADR                                9,300                      529
                                                                  -------------
ITALY (2.8%)
  Telecom Italia SpA                           558,000                    5,049
  ENI SpA                                       67,020                    1,014
  Riunione Adriatica di Sicurta SpA             48,750                      740
                                                                  -------------
                                                                  $       6,803
                                                                  -------------
JAPAN (16.7%)
  Toyota Motor Corp.                           175,100                    4,535
  Ricoh Co.                                    237,000                    3,873
  Mitsui & Co., Ltd.                           701,000                    3,514
  Takeda Chemical Industries Ltd.               85,100                    3,140
  East Japan Railway Co.                           682                    3,033
  Murata Manufacturing Co., Ltd.                58,400                    2,296
  Bridgestone Corp.                            145,000                    1,968
  Rohm Co., Ltd.                                17,000                    1,853
  Mabuchi Motor Co.                             24,100                    1,843
  Sumitomo Electric Industries Ltd.            162,000                    1,183
  Sankyo Co., Ltd.                              40,800                    1,018
  Nippon Unipac Holding                            260                    1,016
  Yamanouchi Pharmaceuticals Co., Ltd.          33,000                      860
  Canon, Inc.                                   17,000                      780
  NTT DoCoMo, Inc.                                 343                      743
  Konica Corp.                                  63,000                      717
  SMC Corp.                                      8,200                      690
  Kao Corp.                                     36,000                      670
  Nippon Television Network Corp.                5,040                      601
  Shin-Etsu Chemical Co., Ltd.                  15,800                      540
  Kyocera Corp.                                  9,400                      538
  Mitsubishi Electric Corp.                    160,000                      520
  Mitsui Sumitomo Insurance Co.                112,000                      520
  NGK Spark Plug Co.                            71,000                      498
  Asahi Glass Co., Ltd.                         79,000                      490
  Omron Corp.                                   28,000                      472
  Fuji Photo Film Co., Ltd.                     16,000                      462
  Nippon Telegraph and Telephone Corp.             103                      404
  Sumitomo Chemical Co.                        122,000                      383
  Keyence Corp.                                  2,000                      366
  Brother Industries Ltd.                       52,000                      359
  Alps Electric Co., Ltd.                       27,000                      346
  Hirose Electric Co., Ltd.                      3,800                      314
                                                                  -------------
                                                                  $      40,545
                                                                  -------------
MEXICO (1.1%)
* Grupo Financiero BBVA Bancomer,
    SA de CV Class B                         1,569,341                    1,329
  Telefonos de Mexico SA Class L ADR            30,200                      949
  America Movil SA de CV Series L ADR           24,800                      465
                                                                  -------------
                                                                  $       2,743
                                                                  -------------
NETHERLANDS (3.3%)
  TPG NV                                       120,800                    2,097
  Aegon NV                                     110,000                    1,101
  Unilever NV                                   19,000                    1,019
* Koninklijke Numico NV                         60,827                      936
  Verenigde Nederlandse Uitgeversbedrijven      24,620                      759
  Wolters Kluwer NV                             62,000                      748
* ASML Holding NV                               70,000                      665
  Reed Elsevier NV                              40,800                      481
  Oce NV                                        26,575                      274
                                                                  -------------
                                                                  $       8,080
                                                                  -------------
NEW ZEALAND (0.1%)
  Telecom Corp. of New Zealand Ltd.             46,500                      143
                                                                  -------------

PORTUGAL (0.1%)
  Portugal Telecom SGPS SA                      18,992                      136
                                                                  -------------
RUSSIA (0.2%)
* OAO Lukoil Holding Sponsored ADR               6,400                      506
                                                                  -------------
SINGAPORE (0.8%)
  United Overseas Bank Ltd.                    112,000                      789
  Singapore Press Holdings Ltd.                 49,138                      511
  Great Eastern Holdings Ltd.                   68,000                      376
  Venture Corporation Ltd.                      22,000                      201
  Singapore Technologies Engineering Ltd.      133,000                      131
                                                                  -------------
                                                                  $       2,008
                                                                  -------------
SOUTH AFRICA (0.1%)
  Anglo American Platinum Corp.                  4,700                      148
                                                                  -------------

SOUTH KOREA (4.8%)
    Samsung Electronics Co., Ltd.               18,277                    5,432
*(3)Samsung Electronics Warrants Exp.
    2/4/2004                                     8,000                    2,378
    Hyundai Motor Co. Ltd.                      32,000                      847
    Samsung Fire & Marine Insurance Co.         16,500                      803
    Koram Bank                                 103,000                      692
    Kookmin Bank                                18,000                      542
    Shinhan Financial Group Ltd.                51,000                      532
*(3)KT & G Corp. GDR                            25,200                      209
    SK Telecom Co. Ltd. ADR                     10,800                      204
                                                                  -------------
                                                                  $      11,639
                                                                  -------------
SPAIN (1.4%)
  Altadis SA                                    58,740                    1,506
  Bankinter SA                                  32,000                    1,137
  Banco Popular Espanol SA                      12,050                      609
                                                                  -------------
                                                                  $       3,252
                                                                  -------------
SWEDEN (2.7%)
  Svenska Handelsbanken AB A Shares            116,000                    1,898
  Skandinaviska Enskilda Banken AB A Shares    132,400                    1,348
  Electrolux AB Series B                        66,400                    1,311
  Atlas Copco AB A Shares                       30,070                      761

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL PORTFOLIO                         SHARES                    (000)
--------------------------------------------------------------------------------
  Assa Abloy AB                                 77,600            $         751
* Telefonaktiebolaget LM Ericsson AB Class B   534,260                      574
                                                                  -------------
                                                                  $       6,643
                                                                  -------------

SWITZERLAND (6.1%)
  Nestle SA (Registered)                        23,400                    4,828
  Novartis AG (Registered)                      71,370                    2,824
  Credit Suisse Group (Registered)              68,679                    1,808
  Syngenta AG                                   24,000                    1,203
  Adecco SA (Registered)                        27,730                    1,142
  Cie. Financiere Richemont AG                  64,800                    1,048
  Swiss Re (Registered)                         18,746                    1,039
  Holcim Ltd. (Registered)                      18,300                      676
  UBS AG                                         5,714                      318
                                                                  -------------
                                                                  $      14,886
                                                                  -------------

TAIWAN (2.0%)
* Taiwan Semiconductor Manufacturing
    Co., Ltd.                                1,172,500                    1,931
  Hon Hai Precision Industry Co., Ltd.         391,000                    1,418
  Acer Inc.                                    600,000                      754
* Siliconware Precision Industries Co.         880,000                      559
  Ambit Microsystems Corp.                      81,300                      251
                                                                  -------------
                                                                  $       4,913
                                                                  -------------

UNITED KINGDOM (24.1%)
  Vodafone Group PLC                         3,161,000                    6,181
  Tesco PLC                                  1,701,000                    6,154
  Royal Bank of Scotland Group PLC             219,000                    6,144
  Kingfisher PLC                               898,000                    4,108
  Compass Group PLC                            612,200                    3,301
  BG Group PLC                                 509,000                    2,255
  AstraZeneca Group PLC                         53,300                    2,137
  GKN PLC                                      526,000                    1,931
  GlaxoSmithKline PLC                           94,200                    1,901
* HBOS PLC                                     127,000                    1,644
  Reckitt Benckiser PLC                         83,200                    1,527
  IMI PLC                                      273,600                    1,354
  Smith & Nephew PLC                           234,000                    1,345
  Standard Chartered PLC                       106,400                    1,292
  Bunzl PLC                                    180,000                    1,262
* British Sky Broadcasting Group PLC            98,600                    1,092
  Provident Financial PLC                      103,200                    1,086
  Abbey National PLC                           136,000                    1,056
  Dixons Group PLC                             472,800                    1,030
  Johnson Matthey PLC                           66,438                      968
  Enterprise Inns PLC                           67,000                      898
  BP PLC                                       126,400                      877
  Rexam PLC                                    135,200                      850
  Diageo PLC                                    77,000                      822
  Imperial Tobacco Group PLC                    44,000                      786
  Centrica PLC                                 267,000                      774
  HSBC Holdings PLC                             65,000                      768
  Barclays PLC                                  84,000                      624
  British American Tobacco PLC                  46,000                      522
  Reuters Group PLC                            177,000                      513
  BAA PLC                                       63,000                      510
  Man Group PLC                                 22,000                      434
  Lloyds TSB Group PLC                          57,000                      405
  Aviva PLC                                     55,000                      382
  Carnival PLC                                  12,015                      365
  Debenhams Plc                                 50,205                      348
* Celltech Group PLC                            60,000                      340
  Capita Group PLC                              78,000                      291
  LogicaCMG PLC                                 71,550                      169
                                                                  -------------
                                                                  $      58,446
                                                                  -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $223,423)                               $     224,007
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  FACE                    MARKET
                                                AMOUNT                    VALUE*
                                                 (000)                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.7%)                                            (1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2)   1.16%, 7/2/2003                          $ 1,000                    1,000
REPURCHASE AGREEMENTS
  Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.16%, 7/1/2003                               16,466                   16,466
  1.16%, 7/1/2003--Note F                        6,171                    6,171
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENT (Cost $23,637)                           23,637
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.0%) (Cost $247,060)                              247,644
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      4,114
Security Lending Collateral Payable
    to Brokers--Note F                                                   (6,171)
Other Liabilities                                                        (2,904)
                                                                  --------------
                                                                         (4,961)
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 23,316,306 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                     $     242,683
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         $       10.41
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 96.8% and 5.2%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)  Security segregated as initial margin for open futures contracts.
(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the aggregate value of these securities was $3,541,000, representing 1.5% of net assets.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                AMOUNT                      PER
                                                 (000)                    (000)
--------------------------------------------------------------------------------
Paid-in Capital                               $296,718            $       12.73
  Undistributed Net Investment Income            2,898                      .12
  Accumulated Net Realized Losses              (57,158)                   (2.45)
  Unrealized Appreciation (Depreciation)
    Investment Securities                          584                      .03
    Futures Contracts                             (171)                    (.01)
    Foreign Currencies and
      Forward Currency Contracts                  (188)                    (.01)
--------------------------------------------------------------------------------
NET ASSETS                                    $242,683            $       10.41
================================================================================

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                         INTERNATIONAL PORTFOLIO
                                                  SIX MONTHS ENDED JUNE 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                            $ 3,467
  Interest                                                                  111
  Security Lending                                                           57
--------------------------------------------------------------------------------
    Total Income                                                  $       3,635
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                               132
    Performance Adjustment                                                   --
  The Vanguard Group--Note C
    Management and Administrative                                           258
    Marketing and Distribution                                               15
  Custodian Fees                                                             73
  Shareholders' Reports                                                      26
--------------------------------------------------------------------------------
    Total Expenses                                                          504
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     3,131
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            (31,008)
  Futures Contracts                                                         951
  Foreign Currencies and Forward Currency Contracts                       4,367
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (25,690)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  44,423
  Futures Contracts                                                        (171)
  Foreign Currencies and Forward Currency Contracts                      (1,264)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         42,988
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $      20,429
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                     INTERNATIONAL PORTFOLIO
                                            ------------------------------------
                                      SIX MONTHS ENDED                YEAR ENDED
                                         JUNE 30, 2003             DEC. 31, 2002
                                                 (000)                     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                        $ 3,131                  $ 3,388
  Realized Net Gain (Loss)                     (25,690)                 (18,980)
  Change in Unrealized Appreciation
    (Depreciation)                              42,988                  (28,979)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                   20,429                  (44,571)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                         (3,206)                  (5,798)
  Realized Capital Gain                             --                   (8,387)
--------------------------------------------------------------------------------
    Total Distributions                         (3,206)                 (14,185)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                        55,537                   54,340
  Issued in Lieu of Cash Distributions           3,206                   14,185
  Redeemed                                     (43,643)                 (57,588)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions                  15,100                   10,937
--------------------------------------------------------------------------------
    Total Increase (Decrease)                   32,323                  (47,819)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                          210,360                  258,179
--------------------------------------------------------------------------------
  End of Period                               $242,683            $     210,360
================================================================================

1SHARES ISSUED (REDEEMED)
  Issued                                         5,780                    5,036
  Issued in Lieu of Cash Distributions             349                    1,211
  Redeemed                                      (4,569)                  (5,365)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding    1,560                      882
================================================================================
*Dividends are net of foreign withholding taxes of $395,000.

FINANCIAL HIGHLIGHTS

INTERNATIONAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   YEAR ENDED SEPTEMBER 30,
                                                 SIX MONTHS ENDED    YEAR ENDED       OCT. 1 TO ---------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      JUNE 30, 2003 DEC. 31, 2002  DEC. 31, 2001*    2001     2000     1999    1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 9.67       $12.37          $10.98  $16.96   $15.58   $12.96  $14.55
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       .131         .160             .01     .27      .25      .23     .21
  Net Realized and Unrealized Gain (Loss)
    on Investments                                            .754       (2.175)           1.38   (4.64)    1.80     2.59  (1.48)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          .885       (2.015)           1.39   (4.37)    2.05     2.82  (1.27)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.145)       (.280)             --    (.24)    (.21)    (.20)  (.18)
  Distributions from Realized Capital Gains                     --        (.405)             --   (1.37)    (.46)      --   (.14)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.145)       (.685)             --   (1.61)    (.67)    (.20)  (.32)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $10.41       $ 9.67          $12.37  $10.98   $16.96   $15.58  $12.96
=================================================================================================================================

TOTAL RETURN                                                 9.35%      -17.25%          12.66% -28.15%   13.62%   21.97%  -8.74%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)                        $243         $210            $258    $234     $365     $272    $217
  Ratio of Total Expenses to Average Net Assets            0.47%**        0.53%         0.43%**   0.43%    0.38%    0.46%   0.48%
  Ratio of Net Investment Income to Average Net Assets     2.94%**        1.45%         0.12%**   1.42%    1.48%    1.51%   1.48%
  Portfolio Turnover Rate                                    73%**          37%             11%     50%      41%      39%     38%
=================================================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FUTURES AND FORWARD CURRENCY CONTRACTS: The portfolio uses MSCI Pan-Euro Index and Topix Index futures contracts to a limited extent, with the objective of maintaining exposure to the European and Japanese stock markets while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     The portfolio also enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates, or to provide the appropriate currency exposure related to any open futures contracts. The portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

     4. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Investment Management North America Inc. and, beginning February 6, 2003, Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the adviser. The basic fee of Schroder Investment Management North America Inc. is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

     For the six months ended June 30, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio's average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2003, the portfolio had contributed capital of $41,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.04% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     During the six months ended June 30, 2003, the portfolio realized net foreign currency losses of $48,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

     The portfolio's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2002, the portfolio had available realized losses of $30,311,000 to offset future net capital gains of $5,482,000 through December 31, 2009, $24,264,000 through December 31, 2010, and $565,000 through December 31, 2011. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2003; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At June 30, 2003, net unrealized appreciation of investment securities for tax purposes was $584,000, consisting of unrealized gains of $20,923,000 on securities that had risen in value since their purchase and $20,339,000 in unrealized losses on securities that had fallen in value since their purchase.

     At June 30, 2003, the aggregate  settlement value of open futures contracts
expiring   in   September   2003  and  the   related   unrealized   appreciation
(depreciation) were:

--------------------------------------------------------------------------------
                                                              (000)
                                                --------------------------------
                                                  AGGREGATE           UNREALIZED
                                   NUMBER OF     SETTLEMENT         APPRECIATION
FUTURES CONTRACTS             LONG CONTRACTS          VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
MSCI Pan-Euro Index                      508         $8,315               $(228)
Topix Index                               36          2,715                  57
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

     At June 30, 2003, the portfolio had open forward currency contracts to receive and deliver currencies as follows:

--------------------------------------------------------------------------------
                                                           (000)
                                    --------------------------------------------
                                             CONTRACT AMOUNT
                                         -----------------------
                                                                      UNREALIZED
CONTRACT                                                            APPRECIATION
SETTLEMENT DATE                         RECEIVE        DELIVER    (DEPRECIATION)
--------------------------------------------------------------------------------
9/24/2003                             EUR 7,435      USD 8,517            $(170)
9/18/2003                           JPY 318,386      USD 2,659              (37)
--------------------------------------------------------------------------------
EUR--Euro.
JPY--Japanese yen.
USD--U.S. dollars.

Unrealized depreciation on open forward currency contracts is treated as realized loss for tax purposes.

     The portfolio had net unrealized foreign currency gains of $19,000 resulting from the translation of other assets and liabilities at June 30, 2003.

E.  During  the  six  months  ended  June  30,  2003,  the  portfolio  purchased
$93,866,000  of  investment   securities  and  sold  $83,251,000  of  investment
securities other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at June 30, 2003, was $5,845,000, for which the portfolio held cash collateral of $6,171,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

VANGUARD (R) INTERNATIONAL PORTFOLIO

During the first six months of 2003, the International Portfolio returned 9.4%, which was in line with the 9.5% return of its primary benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, and ahead of the average return of competing international funds. The portfolio trailed the MSCI All Country World Index Free ex USA, the broadest measure of international investments, which includes a handful of stock markets outside your portfolio's investment mandate that produced strong returns during the six months.

THE PORTFOLIO PARTICIPATED IN THE GLOBAL REBOUND

The International Portfolio's 9.4% return during the six-month period was a welcome change of fortune from the previous six months, when global stock markets tumbled. Indexes covering every major region produced positive returns, with especially strong performances in the second quarter of the year. For example, the U.K. stock market, which represents your portfolio's largest country exposure, declined during the first three months of 2003, but then posted a sizzling 18.2% return in U.S. dollars during the second three months, for a six-month gain of 8.0% in dollars.

-------------------------------------------
TOTAL RETURNS              SIX MONTHS ENDED
                              JUNE 30, 2003
-------------------------------------------
International Portfolio                9.4%
Average International Fund*            8.6
MSCI EAFE Index                        9.5
MSCI All Country
  World Index Free ex USA             11.1
-------------------------------------------
*Derived from data provided by Lipper Inc.

     With a few exceptions, your portfolio's country allocations weren't significantly different from those of the index, though the portfolio had a slightly lower concentration in Japan--a longstanding position reflecting skepticism about Japan's willingness to address structural economic weakness--as well as exposure to emerging markets, which aren't included in the MSCI EAFE Index.

     The portfolio earned strong returns in the consumer discretionary, consumer staples, and financials sectors. At more than 21% of assets, financial stocks represented the portfolio's largest industry commitment. The sector produced solid gains as investors worldwide anticipated stronger economic expansion in an environment of continued low interest rates.

     Your portfolio's weak spots included information technology stocks. The portfolio's selections performed worse than the sector's average in the index, and the portfolio had a higher-than-benchmark weighting in these weak performers. Stock selections in Japan were also off the mark, as the exporters that dominate the portfolio's Japan allocation performed worse than the domestic-focused stocks included in the index.

BALANCE FOR THE LONG RUN

The stock market's recent rebound, both at home and abroad, was long in coming, but not unexpected. The markets move in cycles. Although it's impossible to know when the cycles will turn, it's simple to structure an investment program so as to benefit from the eventual recoveries while maintaining some protection from the periodic declines. The keys are balance and diversification. A balance between stocks and fixed income investments gives you the opportunity to participate in the long-term growth of corporate profits and stock prices; at the same time, you can look to the less-volatile returns of bond and money market funds to blunt the impact of the stock market's occasional downturns.

     That's why we advise investors to develop a portfolio of broadly diversified stock, bond, and money market holdings in proportions consistent with their unique goals and circumstances. The International Portfolio can play an important role as one component of a diversified equity allocation. Not only does the portfolio offer exposure to attractive investments domiciled outside the United States, but it can also diversify holdings that are heavily invested in U.S. securities.

     Thank you for entrusting your hard-earned money to Vanguard.

REPORT FROM THE ADVISER
 INTERNATIONAL PORTFOLIO

THE INVESTMENT ENVIRONMENT

During the six months under review, we saw the bull market, which started in the United States with Nasdaq in October 2002, extend to markets in Europe and in Asia. (As of June 30, Schroder Investment Management North America managed 78% of the portfolio's assets; Baillie Gifford Overseas managed the remaining 22%.)

     Overall, foreign currencies in the countries where we invest rose by about 5% against the U.S. dollar over the first six months of 2003; this may have reduced non-U.S. company profits by about 1% to 2% as U.S. sales revenues were worth less, so--all other things being equal--the dollar value of your non-U.S. investments should have moved up 3% to 4%. However, these investments have moved up by more because other factors are also at work.

     As in the United States, the rise in non-U.S. stock markets this year has, as yet, found little support from underlying economic activity. In Europe, confidence has improved but actual spending by businesses and consumers has not. Economic growth in the Eurozone has been revised downward (typically to 0.6% this year) by most forecasters. This is probably the nadir of expectations, and that is the message of the rising stock prices. U.K. growth prospects are better since rising house prices have boosted consumer confidence, which is helping retail sales, while the employment market remains relatively healthy.

     In Japan, last year's export boom to China and the United States is waning without having stimulated the employment market or consumer spending.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.
--------------------------------------------------------------------------------

OUR SUCCESSES

The Japanese market, like other Asian markets, reacted badly to the SARS scare and continued falling in April while most other world markets were rising strongly. This created a fine buying opportunity, and we increased the fund's exposure by about 3 percentage points at bargain prices.

     Shortly afterward, we closed the yen hedge (into euros). Our nervousness about the yen goes back more than three years, and these hedge contracts have added more than 1% per annum in performance during that period.

OUR SHORTFALLS

We had disappointing performances from some of our technology stocks during the six months. An important feature of the portfolio for the past three years has been our confidence in emerging Asian information technology companies, which represent 8% of the portfolio. This confidence has been, and continues to be, wholly justified. However, we had 5% of the portfolio in Japanese technology stocks, and these had a very disappointing half-year. To our knowledge, there is no fundamental reason for this, and we added to most of the holdings at prices that we consider to be very cheap.

     The past six months have, of course, seen a major mood change, and, in hindsight, our policy of selling companies with business or financial problems and sticking with those with strong business models did us no favors when markets turned upward in March and April. The eventual recoveries in prices of stocks that we had sold earlier, such as MyTravel Group, Buhrmann, and Getronics, were dramatic. Clearly, we could have executed our policy, which we still think is correct, at much better prices.

THE PORTFOLIO'S POSITIONING

The world's major central banks have done a good job convincing investors that money will remain cheap and abundant well into 2004. To us, this is not an invitation to buy expensive stocks, but rather to take more risk dependent upon a pickup in economic activity. If this latter happens moderately, we expect to outperform our benchmark index. We retain a strong bias toward well-financed companies with robust market positions; such companies' shares do relatively well when economies are not growing rapidly. We believe that this is the appropriate stance at the current time. If economic activity flags again, we shall have to trim our sails.

RICHARD FOULKES, Executive Vice President Schroder
Investment Management North America Inc.

JULY 16, 2003

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                                        INTERNATIONAL PORTFOLIO
                                                             AS OF JUNE 30, 2003

-----------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                   COMPARATIVE        BROAD
                     PORTFOLIO          INDEX*      INDEX**
-----------------------------------------------------------
Number of Stocks           194           1,005        1,741
Turnover Rate             86%+              --           --
Expense Ratio           0.47%+              --           --
Cash Investments          3.2%              --           --
-----------------------------------------------------------

-----------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Vodafone Group PLC
  (telecommunications)                           2.5%
Tesco PLC
  (retail)                                       2.5
Royal Bank of Scotland Group PLC
  (banking)                                      2.5
Samsung Electronics Co., Ltd.
  (electronics)                                  2.2
Allied Irish Banks PLC
  (banking)                                      2.2
Telecom Italia SpA
  (telecommunications)                           2.1
Nestle SA (Registered)
  (food, beverage, and tobacco)                  2.0
Toyota Motor Corp.
  automotive and transport equipment)            1.9
Nokia Oyj
  (telecommunications)                           1.8
Kingfisher PLC
  (retail)                                       1.7
-----------------------------------------------------
Top Ten                                         21.4%
-----------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

-------------------------------------------------------------------------
VOLATILITY MEASURES
                                  COMPARATIVE                       BROAD
                     PORTFOLIO         INDEX*      PORTFOLIO      INDEX**
-------------------------------------------------------------------------
R-Squared                 0.96           1.00           0.96         1.00
Beta                      1.03           1.00           1.01         1.00
-------------------------------------------------------------------------

-------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                 COMPARATIVE        BROAD
                                    PORTFOLIO         INDEX*      INDEX**
-------------------------------------------------------------------------
Consumer Discretionary                  16.6%          12.6%        11.8%
Consumer Staples                        10.2            9.0          8.5
Energy                                   2.7            9.0          9.6
Financials                              21.8           25.6         25.5
Health Care                              7.2            9.7          8.7
Industrials                             10.4            8.4          8.1
Information Technology                  13.8            6.6          7.4
Materials                                5.0            6.2          7.5
Telecommunication Services               7.5            7.9          8.0
Utilities                                1.6            5.0          4.9
-------------------------------------------------------------------------
Cash Investments                         3.2%             --           --
-------------------------------------------------------------------------

--------------------------------------
ALLOCATION BY REGION (% OF PORTFOLIO)

EMERGING MARKETS                   11%
CASH INVESTMENTS                    3%
EUROPE                             63%
PACIFIC                            23%
--------------------------------------



Country Diversification table is on the next page.

*MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.
+Annualized.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

-------------------------------------------------------------------------
COUNTRY DIVERSIFICATION (% OF PORTFOLIO)

                                                 COMPARATIVE        BROAD
                             PORTFOLIO                INDEX*      INDEX**
-------------------------------------------------------------------------
EUROPE

United Kingdom                   25.2%                 27.2%        23.7%
France                            11.5                  9.6          8.2
Switzerland                        6.4                  7.5          6.5
Netherlands                        3.5                  5.3          4.6
Ireland                            3.4                  0.8          0.7
Italy                              2.9                  3.9          3.3
Sweden                             2.9                  2.1          1.8
Germany                            2.1                  6.4          5.5
Finland                            1.9                  1.9          1.6
Spain                              1.4                  3.8          3.3
Denmark                            1.2                  0.8          0.7
Belgium                            0.5                  1.1          0.9
Greece                             0.2                  0.4          0.3
Austria                            0.1                  0.2          0.2
Portugal                           0.1                  0.4          0.3
Luxembourg                         0.0                  0.1          0.1
Norway                             0.0                  0.4          0.4
-------------------------------------------------------------------------
Subtotal                         63.3%                 71.9%        62.1%
-------------------------------------------------------------------------
PACIFIC

Japan                            17.5%                 20.5%        17.5%
Hong Kong                         2.7                   1.5          1.7
Australia                         1.5                   5.1          4.4
Singapore                         0.9                   0.8          0.7
New Zealand                       0.1                   0.2          0.2
-------------------------------------------------------------------------
Subtotal                         22.7%                 28.1%        24.5%
-------------------------------------------------------------------------
EMERGING MARKETS

South Korea                       5.0%                    --         1.7%
Taiwan                            2.1                     --         1.1
Mexico                            1.2                     --         0.7
Other Emerging Markets            2.5                     --         4.4
-------------------------------------------------------------------------
Subtotal                         10.8%                    --         7.9%
-------------------------------------------------------------------------
Other                               --                    --         5.5%
-------------------------------------------------------------------------
Cash Investments                  3.2%                    --           --
-------------------------------------------------------------------------
Total                           100.0%                100.0%       100.0%
-------------------------------------------------------------------------

*MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.

PERFORMANCE SUMMARY                                      INTERNATIONAL PORTFOLIO
                                                             AS OF JUNE 30, 2003

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) JUNE 3, 1994-JUNE 30, 2003

All of the data in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

                             INTERNATIONAL               MSCI EAFE
FISCAL YEAR                    PORTFOLIO                   INDEX

1994                              1.6                     -1.0
1995                             15.9                     11.2
1996                             14.6                      6.0
1997                              3.3                      1.8
1998                             18.8                     20.0
1999                             25.4                     27.0
2000                             -6.7                    -14.2
2001                            -18.6                    -21.4
2002                            -17.3                    -15.9
2003*                             9.4                      9.5
--------------------------------------------------------------------------------
*Six months ended June 30, 2003.
Note: See Financial Highlights table for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

                                                                 SINCE INCEPTION
                                             ONE    FIVE  ----------------------
                           INCEPTION DATE   YEAR   YEARS  CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
International Portfolio          6/3/1994 -6.01%  -2.22%    2.57%   1.43%  4.00%
--------------------------------------------------------------------------------



FINANCIAL STATEMENTS JUNE 30, 2003 (UNAUDITED)


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL PORTFOLIO                         SHARES                    (000)
--------------------------------------------------------------------------------
COMMON STOCKS (92.3%)(1)
--------------------------------------------------------------------------------
AUSTRIA (0.1%)
* Telekom Austria AG                            29,000            $         329

AUSTRALIA (1.4%)
  Commonwealth Bank of Australia                40,000                      793
  Westpac Banking Corp., Ltd.                   62,385                      680
  BHP Billiton Ltd.                             99,500                      577
  Australia & New Zealand Bank Group Ltd.       30,600                      382
  National Australia Bank Ltd.                  16,700                      375
  Foster's Group Ltd.                           73,400                      207
  Woolworths Ltd.                               23,000                      193
  Amcor Ltd.                                    33,200                      181
                                                                  -------------
                                                                  $       3,388
                                                                  -------------

BELGIUM (0.5%)
  UCB SA                                        30,000                      822
  Groupe Bruxelles Lambert SA                   10,000                      452
                                                                  -------------
                                                                  $       1,274
                                                                  -------------

BRAZIL (0.8%)
  Companhia Vale do Rio Doce ADR                20,000                      555
  Brasil Telecom SA                        103,000,000                      458
  Itausa-Investimentos Itau SA                 550,000                      433
  Petrol Brasil Series A ADR                    20,900                      371
                                                                  -------------
                                                                  $       1,817
                                                                  -------------
CHINA (0.2%)
  CNOOC Ltd.                                   241,500                      356
  Legend Group Ltd.                            170,000                       57
                                                                  -------------
                                                                  $         413
                                                                  -------------
DENMARK (1.1%)
  Novo Nordisk A/S B Shares                     35,000                    1,225
  ISS A/S                                       23,643                      844
  Danske Bank A/S                               30,650                      597
                                                                  -------------
                                                                  $       2,666
                                                                  -------------

FINLAND (1.8%)
  Nokia Oyj                                    271,152                    4,465


FRANCE (11.0%)
  L'Air Liquide SA (Registered)                 21,000                    3,113
* Vivendi Universal SA                          37,000                    2,494
  BNP Paribas SA                                46,000                    2,337
  Thales SA                                     75,200                    2,232
  Suez SA                                       25,000                    1,990
  PSA Peugeot Citroen                           35,000                    1,700
  Societe Generale Class A                      24,800                    1,572
  L'Oreal SA                                    21,260                    1,499
  Schneider Electric SA                         28,000                    1,316
* France Telecom SA                             48,116                    1,180
  Publicis Groupe SA                            38,400                    1,031
  Casino Guichard-Perrachon SA Pfd.             15,200                      957
  Veolia Environnement                          46,400                      954
  Total SA                                       5,970                      902
  Sanofi-Synthelabo SA                          14,800                      867
* Orange SA                                     90,870                      807
  Pernod Ricard SA                               7,357                      656
  Vinci SA                                       7,470                      504
  Essilor International SA                      10,560                      425
* JCDecaux SA                                    8,800                      110
                                                                  -------------
                                                                  $      26,646
                                                                  -------------
GERMANY (2.0%)
  BASF AG                                       25,000                    1,068
  SAP AG                                         9,000                    1,061

--------------------------------------------------------------------------------

                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL PORTFOLIO                         SHARES                    (000)
--------------------------------------------------------------------------------
  Deutsche Boerse AG                            18,400            $         975
  Porsche AG                                     1,820                      771
  Bayerische Motoren Werke AG                   16,800                      646
  Adidas-Salomon AG                              4,460                      381
                                                                  -------------
                                                                  $       4,902
                                                                  -------------
GREECE (0.2%)
  Greek Organization of Football Prognostics    51,200                      522
                                                                  -------------

HONG KONG (2.6%)
  Swire Pacific Ltd. A Shares                  455,000                    1,990
  Sun Hung Kai Properties Ltd.                 274,000                    1,384
  Esprit Holdings Ltd.                         480,000                    1,173
  Wharf Holdings Ltd.                          321,000                      617
  Television Broadcasts Ltd.                   170,167                      610
  Johnson Electric Holdings Ltd.               240,000                      297
  Cheung Kong Holdings Ltd.                     41,000                      247
                                                                  -------------
                                                                  $       6,318
                                                                  -------------

INDIA (0.5%)

*(3)State Bank of India Warrants
      Exp. 12/23/2005                           48,100                      398
*(3)State Bank of India Warrants
      Exp. 1/5/2006                             35,216                      289
*(3)Infosystec Warrants Exp. 6/3/2005            3,800                      267
*   Housing Development Finance Corp.
      Warrants Exp. 2/10/2006                   22,016                      194
                                                                  -------------
                                                                  $       1,148
                                                                  -------------

INDONESIA (0.3%)
  PT Gudang Garam Tbk                          329,154                      407
  PT Hanjaya Mandala Sampoerna Tbk             688,000                      346
                                                                  -------------
                                                                  $         753
                                                                  -------------
IRELAND (3.3%)
* Allied Irish Banks PLC                       354,550                    5,330
  Bank of Ireland                              154,523                    1,872
* Ryanair Holdings PLC ADR                      16,580                      744
                                                                  -------------
                                                                  $       7,946
                                                                  -------------

ISRAEL (0.2%)

  Teva Pharmaceutical Industries Ltd.
    Sponsored ADR                                9,300                      529
                                                                  -------------
ITALY (2.8%)
  Telecom Italia SpA                           558,000                    5,049
  ENI SpA                                       67,020                    1,014
  Riunione Adriatica di Sicurta SpA             48,750                      740
                                                                  -------------
                                                                  $       6,803
                                                                  -------------
JAPAN (16.7%)
  Toyota Motor Corp.                           175,100                    4,535
  Ricoh Co.                                    237,000                    3,873
  Mitsui & Co., Ltd.                           701,000                    3,514
  Takeda Chemical Industries Ltd.               85,100                    3,140
  East Japan Railway Co.                           682                    3,033
  Murata Manufacturing Co., Ltd.                58,400                    2,296
  Bridgestone Corp.                            145,000                    1,968
  Rohm Co., Ltd.                                17,000                    1,853
  Mabuchi Motor Co.                             24,100                    1,843
  Sumitomo Electric Industries Ltd.            162,000                    1,183
  Sankyo Co., Ltd.                              40,800                    1,018
  Nippon Unipac Holding                            260                    1,016
  Yamanouchi Pharmaceuticals Co., Ltd.          33,000                      860
  Canon, Inc.                                   17,000                      780
  NTT DoCoMo, Inc.                                 343                      743
  Konica Corp.                                  63,000                      717
  SMC Corp.                                      8,200                      690
  Kao Corp.                                     36,000                      670
  Nippon Television Network Corp.                5,040                      601
  Shin-Etsu Chemical Co., Ltd.                  15,800                      540
  Kyocera Corp.                                  9,400                      538
  Mitsubishi Electric Corp.                    160,000                      520
  Mitsui Sumitomo Insurance Co.                112,000                      520
  NGK Spark Plug Co.                            71,000                      498
  Asahi Glass Co., Ltd.                         79,000                      490
  Omron Corp.                                   28,000                      472
  Fuji Photo Film Co., Ltd.                     16,000                      462
  Nippon Telegraph and Telephone Corp.             103                      404
  Sumitomo Chemical Co.                        122,000                      383
  Keyence Corp.                                  2,000                      366
  Brother Industries Ltd.                       52,000                      359
  Alps Electric Co., Ltd.                       27,000                      346
  Hirose Electric Co., Ltd.                      3,800                      314
                                                                  -------------
                                                                  $      40,545
                                                                  -------------
MEXICO (1.1%)
* Grupo Financiero BBVA Bancomer,
    SA de CV Class B                         1,569,341                    1,329
  Telefonos de Mexico SA Class L ADR            30,200                      949
  America Movil SA de CV Series L ADR           24,800                      465
                                                                  -------------
                                                                  $       2,743
                                                                  -------------
NETHERLANDS (3.3%)
  TPG NV                                       120,800                    2,097
  Aegon NV                                     110,000                    1,101
  Unilever NV                                   19,000                    1,019
* Koninklijke Numico NV                         60,827                      936
  Verenigde Nederlandse Uitgeversbedrijven      24,620                      759
  Wolters Kluwer NV                             62,000                      748
* ASML Holding NV                               70,000                      665
  Reed Elsevier NV                              40,800                      481
  Oce NV                                        26,575                      274
                                                                  -------------
                                                                  $       8,080
                                                                  -------------
NEW ZEALAND (0.1%)
  Telecom Corp. of New Zealand Ltd.             46,500                      143
                                                                  -------------

PORTUGAL (0.1%)
  Portugal Telecom SGPS SA                      18,992                      136
                                                                  -------------
RUSSIA (0.2%)
* OAO Lukoil Holding Sponsored ADR               6,400                      506
                                                                  -------------
SINGAPORE (0.8%)
  United Overseas Bank Ltd.                    112,000                      789
  Singapore Press Holdings Ltd.                 49,138                      511
  Great Eastern Holdings Ltd.                   68,000                      376
  Venture Corporation Ltd.                      22,000                      201
  Singapore Technologies Engineering Ltd.      133,000                      131
                                                                  -------------
                                                                  $       2,008
                                                                  -------------
SOUTH AFRICA (0.1%)
  Anglo American Platinum Corp.                  4,700                      148
                                                                  -------------

SOUTH KOREA (4.8%)
    Samsung Electronics Co., Ltd.               18,277                    5,432
*(3)Samsung Electronics Warrants Exp.
    2/4/2004                                     8,000                    2,378
    Hyundai Motor Co. Ltd.                      32,000                      847
    Samsung Fire & Marine Insurance Co.         16,500                      803
    Koram Bank                                 103,000                      692
    Kookmin Bank                                18,000                      542
    Shinhan Financial Group Ltd.                51,000                      532
*(3)KT & G Corp. GDR                            25,200                      209
    SK Telecom Co. Ltd. ADR                     10,800                      204
                                                                  -------------
                                                                  $      11,639
                                                                  -------------
SPAIN (1.4%)
  Altadis SA                                    58,740                    1,506
  Bankinter SA                                  32,000                    1,137
  Banco Popular Espanol SA                      12,050                      609
                                                                  -------------
                                                                  $       3,252
                                                                  -------------
SWEDEN (2.7%)
  Svenska Handelsbanken AB A Shares            116,000                    1,898
  Skandinaviska Enskilda Banken AB A Shares    132,400                    1,348
  Electrolux AB Series B                        66,400                    1,311
  Atlas Copco AB A Shares                       30,070                      761

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
INTERNATIONAL PORTFOLIO                         SHARES                    (000)
--------------------------------------------------------------------------------
  Assa Abloy AB                                 77,600            $         751
* Telefonaktiebolaget LM Ericsson AB Class B   534,260                      574
                                                                  -------------
                                                                  $       6,643
                                                                  -------------

SWITZERLAND (6.1%)
  Nestle SA (Registered)                        23,400                    4,828
  Novartis AG (Registered)                      71,370                    2,824
  Credit Suisse Group (Registered)              68,679                    1,808
  Syngenta AG                                   24,000                    1,203
  Adecco SA (Registered)                        27,730                    1,142
  Cie. Financiere Richemont AG                  64,800                    1,048
  Swiss Re (Registered)                         18,746                    1,039
  Holcim Ltd. (Registered)                      18,300                      676
  UBS AG                                         5,714                      318
                                                                  -------------
                                                                  $      14,886
                                                                  -------------

TAIWAN (2.0%)
* Taiwan Semiconductor Manufacturing
    Co., Ltd.                                1,172,500                    1,931
  Hon Hai Precision Industry Co., Ltd.         391,000                    1,418
  Acer Inc.                                    600,000                      754
* Siliconware Precision Industries Co.         880,000                      559
  Ambit Microsystems Corp.                      81,300                      251
                                                                  -------------
                                                                  $       4,913
                                                                  -------------

UNITED KINGDOM (24.1%)
  Vodafone Group PLC                         3,161,000                    6,181
  Tesco PLC                                  1,701,000                    6,154
  Royal Bank of Scotland Group PLC             219,000                    6,144
  Kingfisher PLC                               898,000                    4,108
  Compass Group PLC                            612,200                    3,301
  BG Group PLC                                 509,000                    2,255
  AstraZeneca Group PLC                         53,300                    2,137
  GKN PLC                                      526,000                    1,931
  GlaxoSmithKline PLC                           94,200                    1,901
* HBOS PLC                                     127,000                    1,644
  Reckitt Benckiser PLC                         83,200                    1,527
  IMI PLC                                      273,600                    1,354
  Smith & Nephew PLC                           234,000                    1,345
  Standard Chartered PLC                       106,400                    1,292
  Bunzl PLC                                    180,000                    1,262
* British Sky Broadcasting Group PLC            98,600                    1,092
  Provident Financial PLC                      103,200                    1,086
  Abbey National PLC                           136,000                    1,056
  Dixons Group PLC                             472,800                    1,030
  Johnson Matthey PLC                           66,438                      968
  Enterprise Inns PLC                           67,000                      898
  BP PLC                                       126,400                      877
  Rexam PLC                                    135,200                      850
  Diageo PLC                                    77,000                      822
  Imperial Tobacco Group PLC                    44,000                      786
  Centrica PLC                                 267,000                      774
  HSBC Holdings PLC                             65,000                      768
  Barclays PLC                                  84,000                      624
  British American Tobacco PLC                  46,000                      522
  Reuters Group PLC                            177,000                      513
  BAA PLC                                       63,000                      510
  Man Group PLC                                 22,000                      434
  Lloyds TSB Group PLC                          57,000                      405
  Aviva PLC                                     55,000                      382
  Carnival PLC                                  12,015                      365
  Debenhams Plc                                 50,205                      348
* Celltech Group PLC                            60,000                      340
  Capita Group PLC                              78,000                      291
  LogicaCMG PLC                                 71,550                      169
                                                                  -------------
                                                                  $      58,446
                                                                  -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $223,423)                               $     224,007
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  FACE                    MARKET
                                                AMOUNT                    VALUE*
                                                 (000)                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.7%)                                            (1)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSN.
(2)   1.16%, 7/2/2003                          $ 1,000                    1,000
REPURCHASE AGREEMENTS
  Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.16%, 7/1/2003                               16,466                   16,466
  1.16%, 7/1/2003--Note F                        6,171                    6,171
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENT (Cost $23,637)                           23,637
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.0%) (Cost $247,060)                              247,644
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      4,114
Security Lending Collateral Payable
    to Brokers--Note F                                                   (6,171)
Other Liabilities                                                        (2,904)
                                                                  --------------
                                                                         (4,961)
                                                                  --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 23,316,306 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                     $     242,683
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         $       10.41
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio's effective common stock and temporary cash investment positions represent 96.8% and 5.2%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)  Security segregated as initial margin for open futures contracts.
(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the aggregate value of these securities was $3,541,000, representing 1.5% of net assets.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.

--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                AMOUNT                      PER
                                                 (000)                    (000)
--------------------------------------------------------------------------------
Paid-in Capital                               $296,718            $       12.73
  Undistributed Net Investment Income            2,898                      .12
  Accumulated Net Realized Losses              (57,158)                   (2.45)
  Unrealized Appreciation (Depreciation)
    Investment Securities                          584                      .03
    Futures Contracts                             (171)                    (.01)
    Foreign Currencies and
      Forward Currency Contracts                  (188)                    (.01)
--------------------------------------------------------------------------------
NET ASSETS                                    $242,683            $       10.41
================================================================================

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                         INTERNATIONAL PORTFOLIO
                                                  SIX MONTHS ENDED JUNE 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                            $ 3,467
  Interest                                                                  111
  Security Lending                                                           57
--------------------------------------------------------------------------------
    Total Income                                                  $       3,635
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                               132
    Performance Adjustment                                                   --
  The Vanguard Group--Note C
    Management and Administrative                                           258
    Marketing and Distribution                                               15
  Custodian Fees                                                             73
  Shareholders' Reports                                                      26
--------------------------------------------------------------------------------
    Total Expenses                                                          504
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     3,131
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            (31,008)
  Futures Contracts                                                         951
  Foreign Currencies and Forward Currency Contracts                       4,367
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (25,690)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  44,423
  Futures Contracts                                                        (171)
  Foreign Currencies and Forward Currency Contracts                      (1,264)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         42,988
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $      20,429
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                     INTERNATIONAL PORTFOLIO
                                            ------------------------------------
                                      SIX MONTHS ENDED                YEAR ENDED
                                         JUNE 30, 2003             DEC. 31, 2002
                                                 (000)                     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                        $ 3,131                  $ 3,388
  Realized Net Gain (Loss)                     (25,690)                 (18,980)
  Change in Unrealized Appreciation
    (Depreciation)                              42,988                  (28,979)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                   20,429                  (44,571)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                         (3,206)                  (5,798)
  Realized Capital Gain                             --                   (8,387)
--------------------------------------------------------------------------------
    Total Distributions                         (3,206)                 (14,185)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                        55,537                   54,340
  Issued in Lieu of Cash Distributions           3,206                   14,185
  Redeemed                                     (43,643)                 (57,588)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions                  15,100                   10,937
--------------------------------------------------------------------------------
    Total Increase (Decrease)                   32,323                  (47,819)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                          210,360                  258,179
--------------------------------------------------------------------------------
  End of Period                               $242,683            $     210,360
================================================================================

1SHARES ISSUED (REDEEMED)
  Issued                                         5,780                    5,036
  Issued in Lieu of Cash Distributions             349                    1,211
  Redeemed                                      (4,569)                  (5,365)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding    1,560                      882
================================================================================
*Dividends are net of foreign withholding taxes of $395,000.

FINANCIAL HIGHLIGHTS

INTERNATIONAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   YEAR ENDED SEPTEMBER 30,
                                                 SIX MONTHS ENDED    YEAR ENDED       OCT. 1 TO ---------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      JUNE 30, 2003 DEC. 31, 2002  DEC. 31, 2001*    2001     2000     1999    1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 9.67       $12.37          $10.98  $16.96   $15.58   $12.96  $14.55
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       .131         .160             .01     .27      .25      .23     .21
  Net Realized and Unrealized Gain (Loss)
    on Investments                                            .754       (2.175)           1.38   (4.64)    1.80     2.59  (1.48)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          .885       (2.015)           1.39   (4.37)    2.05     2.82  (1.27)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.145)       (.280)             --    (.24)    (.21)    (.20)  (.18)
  Distributions from Realized Capital Gains                     --        (.405)             --   (1.37)    (.46)      --   (.14)
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.145)       (.685)             --   (1.61)    (.67)    (.20)  (.32)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $10.41       $ 9.67          $12.37  $10.98   $16.96   $15.58  $12.96
=================================================================================================================================

TOTAL RETURN                                                 9.35%      -17.25%          12.66% -28.15%   13.62%   21.97%  -8.74%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)                        $243         $210            $258    $234     $365     $272    $217
  Ratio of Total Expenses to Average Net Assets            0.47%**        0.53%         0.43%**   0.43%    0.38%    0.46%   0.48%
  Ratio of Net Investment Income to Average Net Assets     2.94%**        1.45%         0.12%**   1.42%    1.48%    1.51%   1.48%
  Portfolio Turnover Rate                                    73%**          37%             11%     50%      41%      39%     38%
=================================================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FUTURES AND FORWARD CURRENCY CONTRACTS: The portfolio uses MSCI Pan-Euro Index and Topix Index futures contracts to a limited extent, with the objective of maintaining exposure to the European and Japanese stock markets while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     The portfolio also enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates, or to provide the appropriate currency exposure related to any open futures contracts. The portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

     4. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     5. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Investment Management North America Inc. and, beginning February 6, 2003, Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the adviser. The basic fee of Schroder Investment Management North America Inc. is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index.

     The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

     For the six months ended June 30, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio's average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2003, the portfolio had contributed capital of $41,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.04% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     During the six months ended June 30, 2003, the portfolio realized net foreign currency losses of $48,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

     The portfolio's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2002, the portfolio had available realized losses of $30,311,000 to offset future net capital gains of $5,482,000 through December 31, 2009, $24,264,000 through December 31, 2010, and $565,000 through December 31, 2011. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2003; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At June 30, 2003, net unrealized appreciation of investment securities for tax purposes was $584,000, consisting of unrealized gains of $20,923,000 on securities that had risen in value since their purchase and $20,339,000 in unrealized losses on securities that had fallen in value since their purchase.

     At June 30, 2003, the aggregate  settlement value of open futures contracts
expiring   in   September   2003  and  the   related   unrealized   appreciation
(depreciation) were:

--------------------------------------------------------------------------------
                                                              (000)
                                                --------------------------------
                                                  AGGREGATE           UNREALIZED
                                   NUMBER OF     SETTLEMENT         APPRECIATION
FUTURES CONTRACTS             LONG CONTRACTS          VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
MSCI Pan-Euro Index                      508         $8,315               $(228)
Topix Index                               36          2,715                  57
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

     At June 30, 2003, the portfolio had open forward currency contracts to receive and deliver currencies as follows:

--------------------------------------------------------------------------------
                                                           (000)
                                    --------------------------------------------
                                             CONTRACT AMOUNT
                                         -----------------------
                                                                      UNREALIZED
CONTRACT                                                            APPRECIATION
SETTLEMENT DATE                         RECEIVE        DELIVER    (DEPRECIATION)
--------------------------------------------------------------------------------
9/24/2003                             EUR 7,435      USD 8,517            $(170)
9/18/2003                           JPY 318,386      USD 2,659              (37)
--------------------------------------------------------------------------------
EUR--Euro.
JPY--Japanese yen.
USD--U.S. dollars.

Unrealized depreciation on open forward currency contracts is treated as realized loss for tax purposes.

     The portfolio had net unrealized foreign currency gains of $19,000 resulting from the translation of other assets and liabilities at June 30, 2003.

E.  During  the  six  months  ended  June  30,  2003,  the  portfolio  purchased
$93,866,000  of  investment   securities  and  sold  $83,251,000  of  investment
securities other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at June 30, 2003, was $5,845,000, for which the portfolio held cash collateral of $6,171,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

--------------------------------------------------------------------------------
VANGUARD(R) REIT INDEX PORTFOLIO

Real estate investments continued to provide attractive returns in the first half of 2003. The 13.4% return of the REIT Index Portfolio slightly underperformed the returns of its unmanaged indexes (due mainly to the fact that the indexes are theoretical constructs bereft of expenses) and of its average mutual fund peer.

REAL ESTATE REMAINED A SOLID INVESTMENT

The first half of the year served as proof once again that REITs can be a valuable diversifier in all types of market conditions. One of the few bright spots during the bear market in stocks the past three years, their strength carried over into 2003, in part because the rich dividend yields that many REITs offer have appealed to income-oriented investors searching for alternatives to shrinking money market and bond yields. It's important to note, however, that the REIT Index Portfolio's dividend yield includes some payments that represent a return of capital by the underlying REITs.

-----------------------------------------------
TOTAL RETURNS                  SIX MONTHS ENDED
                                  JUNE 30, 2003
-----------------------------------------------
REIT Index Portfolio                      13.4%
Average Real Estate Fund*                 13.8
Morgan Stanley REIT Index                 13.8
Target REIT Composite**                   13.6
-----------------------------------------------
*Derived from data provided by Lipper Inc.
**The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

The strength in REITs carried through to all of the subsectors. Two of the Morgan Stanley REIT Index's largest subsectors, offices and apartments--which together represent nearly 40% of the index's capitalization--provided particularly solid returns. Despite two years of soaring vacancy rates and plummeting rents, office REITs followed the lead of the broader market, posting a 15.6% gain. Apartment REITs gained nearly 9% in the half-year, in part because newly completed multi-unit buildings in several cities became ready for occupancy. Apartment vacancy rates, however, also rose, as more renters took advantage of low mortgage rates to purchase homes. The index's largest subsector, retail REITs, also performed well, fueled by slow but steady consumer spending.

THE VALUE OF DIVERSIFICATION

Events of the past several years in the stock market--including the height of the dot-com boom, the long bear market, and the recent resurgence--have underscored the value of diversification, both across and within asset classes. Maintaining a balanced portfolio through such times can be a struggle, as investors are constantly being tempted or repelled by the returns of various asset classes or market segments. The balanced investor will never be at the top of the heap at any one moment--after all, one asset class will always do better than another--but he or she won't be on the bottom, either. Balance lets us enjoy much of the gains of the financial markets without plunging to their depths. The REIT Index Portfolio can be a valuable component of a balanced portfolio, providing low-cost exposure to an important segment of the U.S. equity market.

     Thank you for entrusting your hard-earned money to us.

PORTFOLIO PROFILE REIT INDEX PORTFOLIO                       AS OF JUNE 30, 2003

--------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                         TARGET          BROAD
                          PORTFOLIO      INDEX*        INDEX**
--------------------------------------------------------------
Number of Stocks                113         112          5,403
Median Market Cap             $2.3B       $2.3B         $27.7B
Price/Earnings Ratio          17.5x       17.5x          21.8x
Price/Book Ratio               1.7x        1.7x           2.7x
Yield                         6.5%Y        6.5%           1.6%
Return on Equity               9.8%        9.8%          20.5%
Earnings Growth Rate           1.5%        1.5%           8.6%
Foreign Holdings               0.0%        0.0%           0.9%
Turnover Rate                 19%++          --             --
Expense Ratio               0.39%++          --             --
--------------------------------------------------------------
Cash Investments               2.2%          --             --
--------------------------------------------------------------

-----------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Equity Office Properties Trust REIT        6.7%
Simon Property Group, Inc. REIT            4.3
Equity Residential REIT                    4.3
ProLogis REIT                              3.0
Vornado Realty Trust REIT                  2.9
Archstone-Smith Trust REIT                 2.6
Public Storage, Inc. REIT                  2.6
Boston Properties, Inc. REIT               2.6
Kimco Realty Corp. REIT                    2.4
General Growth Properties Inc. REIT        2.4
-----------------------------------------------
Top Ten                                   33.8%
-----------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

-------------------------------------------------------------------------------
VOLATILITY MEASURES
                                         TARGET                           BROAD
                           PORTFOLIO     INDEX*          PORTFOLIO       INDEX**
--------------------------------------------------------------------------------
R-Squared                      1.00        1.00               0.08          1.00
Beta                           0.98        1.00               0.18          1.00
--------------------------------------------------------------------------------

-----------------------------------
INVESTMENT FOCUS

STYLE                         VALUE
MARKET CAP                    SMALL
-----------------------------------

-----------------------------------------------
PORTFOLIO ALLOCATION BY REIT TYPE

Retail                                    26.6%
Apartments                                19.5
Office                                    19.8
Industrial                                13.3
Diversified                               11.8
Health Care                                5.1
Hotels                                     3.9
-----------------------------------------------
Total 100.0%
-----------------------------------------------
*Morgan Stanley REIT Index.
**Wilshire 5000 Index.
+This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of such return of capital is determined by each REIT only after its fiscal year-end.
++Annualized.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of
1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by an index. If a fund's total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

PERFORMANCE SUMMARY                                         REIT INDEX PORTFOLIO
                                                             AS OF JUNE 30, 2003


--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 9, 1999-JUNE 30, 2003

All of the data in this report represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

                                     REIT INDEX           MORGAN STANLEY
FISCAL YEAR                           PORTFOLIO             REIT INDEX

1999                                    25.0                  24.3
2000                                    17.9                  17.5
2001                                    -0.5                  -0.6
2002                                   -14.6                 -14.5
2003**                                  11.1                  10.8
--------------------------------------------------------------------------------
*Six months ended June 30, 2003.
Note: See Financial Highlights table for dividend and capital gains information.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

                                                           SINCE INCEPTION
                                              ONE   ----------------------------
                          INCEPTION DATE     YEAR     CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
REIT Index Portfolio            2/9/1999    3.87%       8.31%     3.39%   11.70%
--------------------------------------------------------------------------------


FINANCIAL STATEMENTS JUNE 30, 2003 (UNAUDITED)


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
REIT INDEX PORTFOLIO                             SHARES                    (000)
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (97.8%)
--------------------------------------------------------------------------------
  Equity Office Properties Trust REIT           539,017           $      14,559
  Simon Property Group, Inc. REIT               240,390                   9,382
  Equity Residential REIT                       357,288                   9,272
  ProLogis REIT                                 235,010                   6,416
  Vornado Realty Trust REIT                     143,190                   6,243
  Archstone-Smith Trust REIT                    238,479                   5,724
  Public Storage, Inc. REIT                     164,046                   5,556
  Boston Properties, Inc. REIT                  126,200                   5,528
  Kimco Realty Corp. REIT                       137,690                   5,218
  General Growth Properties Inc. REIT            82,600                   5,158
  Duke Realty Corp. REIT                        177,778                   4,898
  Rouse Co. REIT                                114,850                   4,376
  Apartment Investment & Management Co.
    Class A REIT                                123,370                   4,269
  Avalonbay Communities, Inc. REIT               89,700                   3,825
  Liberty Property Trust REIT                   101,400                   3,508
  Health Care Properties Investors REIT          78,550                   3,327
* Host Marriott Corp. REIT                      348,100                   3,185
  Developers Diversified Realty Corp. REIT      111,817                   3,180
  AMB Property Corp. REIT                       107,300                   3,023
  Weingarten Realty Investors REIT               68,500                   2,870
  Regency Centers Corp. REIT                     79,400                   2,777
  Mack-Cali Realty Corp. REIT                    75,650                   2,752
  New Plan Excel Realty Trust REIT              127,500                   2,722
  Hospitality Properties Trust REIT              82,300                   2,572
  United Dominion Realty Trust REIT             143,100                   2,464
  The Macerich Co. REIT                          68,600                   2,410
  Trizec Properties, Inc. REIT                  197,400                   2,244
  Chelsea Property Group REIT                    55,400                   2,233
  Crescent Real Estate, Inc. REIT               130,600                   2,169
  Arden Realty Group, Inc. REIT                  82,950                   2,153
  Pan Pacific Retail Properties, Inc. REIT       52,392                   2,062
  Federal Realty Investment Trust REIT           63,600                   2,035
  BRE Properties Inc. Class A REIT               60,500                   2,009
  Mills Corp. REIT                               57,400                   1,926
  CarrAmerica Realty Corp. REIT                  68,250                   1,898
  CenterPoint Properties Corp. REIT              30,600                   1,874
  Camden Property Trust REIT                     51,700                   1,807
  Cousins Properties, Inc. REIT                  63,550                   1,773
  Realty Income Corp. REIT                       46,000                   1,752
  HRPT Properties Trust REIT                    187,034                   1,721
  CBL & Associates Properties, Inc. REIT         39,310                   1,690
  Health Care Inc. REIT                          53,000                   1,616
  Healthcare Realty Trust Inc. REIT              55,300                   1,612
  First Industrial Realty Trust REIT             50,700                   1,602
  Essex Property Trust, Inc. REIT                27,700                   1,586
  Ventas, Inc. REIT                             104,000                   1,576
  Highwood Properties, Inc. REIT                 70,310                   1,568
  Shurgard Storage Centers, Inc. Class A REIT    47,300                   1,565
  Reckson Associates Realty Corp. REIT           74,788                   1,560
  Prentiss Properties Trust REIT                 51,500                   1,544
  Heritage Property Investment Trust REIT        55,000                   1,489
  SL Green Realty Corp. REIT                     40,600                   1,417
  Washington REIT                                51,600                   1,404
  Equity One, Inc. REIT                          82,610                   1,355
  Taubman Co. REIT                               68,900                   1,320
  Post Properties, Inc. REIT                     49,100                   1,301
  Home Properties of New York, Inc. REIT         36,300                   1,279

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
REIT INDEX PORTFOLIO                             SHARES                    (000)
--------------------------------------------------------------------------------
  Brandywine Realty Trust REIT                   49,100        $          1,209
  Nationwide Health Properties, Inc. REIT        74,600                   1,188
  Colonial Properties Trust REIT                 33,500                   1,179
  Capital Automotive REIT                        40,800                   1,142
  Chateau Communities, Inc. REIT                 38,400                   1,136
  Alexandria Real Estate Equities, Inc. REIT     25,000                   1,125
  Senior Housing Properties Trust REIT           76,300                   1,035
  Manufactured Home Communities, Inc. REIT       29,300                   1,029
  Glimcher Realty Trust REIT                     45,200                   1,012
  Kilroy Realty Corp. REIT                       35,870                     986
  PS Business Parks, Inc. REIT                   27,900                     985
  Gables Residential Trust REIT                  32,000                     967
  Sun Communities, Inc. REIT                     23,700                     931
  Commercial Net Lease Realty REIT               52,773                     910
  Lexington Corporate Properties Trust REIT      45,610                     807
  Summit Properties, Inc. REIT                   35,600                     735
  Glenborough Realty Trust, Inc. REIT            36,600                     701
  Pennsylvania REIT                              21,900                     656
  Entertainment Properties Trust REIT            22,700                     653
  Corporate Office Properties Trust, Inc. REIT   37,400                     633
  Getty Realty Holding Corp. REIT                28,200                     629
  Mid-America Apartment Communities, Inc. REIT   23,200                     627
  Bedford Property Investors, Inc. REIT          21,800                     619
  FelCor Lodging Trust, Inc. REIT                76,800                     603
  EastGroup Properties, Inc. REIT                21,300                     575
  Parkway Properties Inc. REIT                   13,200                     555
  Sovran Self Storage, Inc. REIT                 17,000                     536
  AMLI Residential Properties Trust REIT         22,100                     520
  Keystone Property Trust REIT                   27,900                     516
  Investors Real Estate Trust REIT               47,200                     509
  Saul Centers, Inc. REIT                        19,800                     507
  Kramont Realty Trust REIT                      30,300                     500
  Town & Country Trust REIT                      21,300                     495
  Mid Atlantic Realty Trust REIT                 23,400                     490
  Koger Equity, Inc. REIT                        28,100                     484
  Cornerstone Realty Income Trust, Inc. REIT     65,300                     477
  RFS Hotel Investors, Inc. REIT                 37,100                     457
  Crown American Realty Trust REIT               41,950                     451
  Ramco-Gershenson Properties Trust REIT         18,900                     440
  Universal Health Realty Income REIT            15,247                     412
  Tanger Factory Outlet Centers, Inc. REIT       12,300                     407
  U.S. Restaurant Properties, Inc. REIT          25,700                     403
  Equity Inns, Inc. REIT                         52,600                     363
  LaSalle Hotel Properties REIT                  24,200                     358
  Great Lakes, Inc. REIT                         21,700                     347
  Innkeepers USA Trust REIT                      48,600                     330
  Urstadt Biddle Properties Class A REIT         24,500                     315
  Acadia Realty Trust REIT                       32,900                     301
  Correctional Properties Trust REIT              9,700                     272
  Mission West Properties Inc. REIT              22,900                     260
  Winston Hotels, Inc. REIT                      25,800                     211
  Boykin Lodging Co. REIT                        21,900                     171
  Sizeler Property Investors, Inc. REIT          16,500                     169
  Associated Estates Realty Corp. REIT           24,900                     164
  American Land Lease, Inc. REIT                  8,840                     149
  Reckson Associates Realty Corp. Class B REIT    1,756                      37
--------------------------------------------------------------------------------
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $201,113)            $        212,032
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   FACE                  MARKET
                                                 AMOUNT                  VALUE*
                                                  (000)                   (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.7%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
  Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.16%, 7/1/2003                                $6,696                   6,696
  1.16%, 7/1/2003--Note E                         3,476                   3,476
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,172)                          10,172
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.5%) (Cost $211,285)                              222,204
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.5%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                      1,802
Liabilities--Note E                                                      (7,239)
                                                               -----------------
                                                               $         (5,437)
                                                               -----------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 16,093,488 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                  $        216,767
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      $          13.47
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                 AMOUNT                     PER
                                                  (000)                   SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                $199,643                  $12.40
Undistributed Net Investment Income               4,817                     .30
Accumulated Net Realized Gains                    1,388                     .09
Unrealized Appreciation                          10,919                     .68
--------------------------------------------------------------------------------
NET ASSETS                                     $216,767                  $13.47
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------
                                                           REIT INDEX PORTFOLIO
                                                 SIX MONTHS ENDED JUNE 30, 2003
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                    $          5,265
  Interest                                                                   25
  Security Lending                                                            2
--------------------------------------------------------------------------------
    Total Income                                               $          5,292
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                                             19
    Management and Administrative                                           305
    Marketing and Distribution                                               14
  Custodian Fees                                                             11
  Shareholders' Reports                                                      14
--------------------------------------------------------------------------------
    Net Expenses                                                            363
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     4,929
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                    1,390
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                               17,937
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                    $         24,256
================================================================================


STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                                  REIT INDEX PORTFOLIO
                                        ----------------------------------------
                                       SIX MONTHS ENDED              YEAR ENDED
                                          JUNE 30, 2003           DEC. 31, 2002
                                                  (000)                   (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                         $ 4,929        $          7,191
  Realized Net Gain (Loss)                        1,390                   6,908
  Change in Unrealized Appreciation
    (Depreciation)                               17,937                 (14,088)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
     Resulting from Operations                   24,256                      11
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                          (7,724)                 (4,734)
  Realized Capital Gain*                         (6,000)                 (1,610)
--------------------------------------------------------------------------------
    Total Distributions                         (13,724)                 (6,344)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                         43,583                 123,525
  Issued in Lieu of Cash Distributions           13,724                   6,344
  Redeemed                                      (31,073)                (39,470)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
    Capital Share Transactions                   26,234                  90,399
--------------------------------------------------------------------------------
    Total Increase (Decrease)                    36,766                  84,066
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                           180,001                  95,935
--------------------------------------------------------------------------------
  End of Period                                $216,767        $        180,001
================================================================================

1SHARES ISSUED (REDEEMED)
  Issued                                          3,380                   9,329
  Issued in Lieu of Cash Distributions            1,119                     479
  Redeemed                                       (2,423)                 (3,152)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
     Outstanding                                  2,076                   6,656
================================================================================
* Includes fiscal 2003 and 2002 short-term gain distributions of $138,000 and $189,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

REIT INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         YEAR ENDED
                                                                                                       SEPTEMBER 30,  FEB. 8** TO
                                                   SIX MONTHS ENDED      YEAR ENDED      OCT. 1 TO                      SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        JUNE 30, 2003   DEC. 31, 2002  DEC. 31, 2001*    2001    2000          1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $12.84          $13.03          $12.44  $11.61  $ 9.85       $10.00
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .320             .38             .14     .45     .43          .28
  Net Realized and Unrealized Gain (Loss)
    on Investments                                            1.305             .10             .45     .79    1.57         (.43)
---------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          1.625             .48             .59    1.24    2.00         (.15)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.560)           (.50)             --    (.37)   (.23)          --
  Distributions from Realized Capital Gains                   (.435)           (.17)             --    (.04)   (.01)          --
---------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (.995)           (.67)             --    (.41)   (.24)          --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $13.47          $12.84          $13.03  $12.44  $11.61       $ 9.85
=================================================================================================================================

TOTAL RETURN                                                 13.42%           3.53%           4.74%  11.02%  20.79%       -1.50%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $217            $180             $96     $84     $47          $21
  Ratio of Total Expenses to Average Net Assets              0.39%+           0.39%          0.39%+   0.39%   0.47%       0.27%+
  Ratio of Net Investment Income to Average Net Assets       5.30%+           4.93%          6.27%+   5.81%   6.30%       6.26%+
  Portfolio Turnover Rate                                      19%+             20%              3%     10%      6%           4%
=================================================================================================================================
*The  portfolio's  fiscal  year-end  changed  from  September 30 to December 31, effective December 31, 2001.
**Initial share purchase date. All assets were held in money market  instruments until February 9, 1999, when performance measurement begins.
+Annualized.


See accompanying Notes, which are an integral part of the Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund REIT Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Dividend income is recorded at management's estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2003, the portfolio had contributed capital of $36,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio's net assets and 0.04% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio's tax-basis gains and losses are determined only at the end of each fiscal year.

     At June 30, 2003, net unrealized appreciation of investment securities for tax purposes was $10,919,000, consisting of unrealized gains of $18,694,000 on securities that had risen in value since their purchase and $7,775,000 in unrealized losses on securities that had fallen in value since their purchase.

D.  During  the  six  months  ended  June  30,  2003,  the  portfolio  purchased
$33,125,000 of investment securities and sold $17,394,000 of investment securities other than temporary cash investments. E. The market value of securities on loan to broker/dealers at June 30, 2003, was $3,436,000, for which the portfolio held cash collateral of $3,476,000. The portfolio invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected

--------------------------------------------------------------------------------
JOHN J. BRENNAN*       Chairman  of  the  Board, Chief  Executive  Officer,  and
(Elected 1987)         Director/Trustee of The Vanguard Group, Inc., and of each
                       of the investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (YEAR ELECTED)

CHARLES D. ELLIS       The Partners  of  '63  (pro bono  ventures in education);
(2001)                 Senior  Adviser  to Greenwich  Associates  (international
                       business  strategy consulting); Successor Trustee of Yale
                       University; Overseer of  the  Stern School of Business at
                       New York University; Trustee  of  the Whitehead Institute
                       for Biomedical Research.
--------------------------------------------------------------------------------
RAJIV L. GUPTA         Chairman and Chief Executive Officer(since October 1999),
(2001)                 Vice Chairman (January-September 1999),and Vice President
                       (prior to September 1999)of Rohm and Haas Co.(chemicals);
                       Director of Technitrol, Inc. (electronic components), and
                       Agere Systems (communications components);  Board  Member
                       of  the  American  Chemistry  Council;  Trustee of Drexel
                       University.
--------------------------------------------------------------------------------
JOANN HEFFERNAN        Vice President, Chief Information Officer, and Member of
(1998)                 the  Executive  Committee of  Johnson  &  Heisen  Johnson
                       (pharmaceuticals/consumer products);  Director   of   the
                       Medical  Center  at  Princeton  and  Women's Research and
                       Education Institute.
--------------------------------------------------------------------------------
BURTON G. MALKIEL      Chemical   Bank   Chairman's   Professor   of  Economics,
(1977)                 Princeton University;  Director  of  Vanguard  Investment
                       Series plc (Irish investment fund) (since November 2001),
                       Vanguard  Group  (Ireland)   Limited   (Irish  investment
                       management  firm)   (since  November  2001),   Prudential
                       Insurance   Co.   of   America,  BKF  Capital (investment
                       management firm), The Jeffrey Co. (holding company), and
                       NeuVis, Inc. (software company).
--------------------------------------------------------------------------------
ALFRED M. RANKIN,JR.   Chairman,  President,   Chief   Executive   Officer,  and
(1993)                 Director  of  NACCO  Industries,  Inc.  (forklift trucks/
                       housewares/lignite);  Director  of  Goodrich  Corporation
                       (industrial   products/aircraft  systems  and  services);
                       Director  until  1998  of  Standard  Products  Company (a
                       supplier for the automotive industry).
--------------------------------------------------------------------------------
J.LAWRENCE WILSON      Retired  Chairman and Chief Executive Officer of Rohm and
(1985)                 Haas Co. (chemicals);  Director  of  Cummins  Inc.(diesel
                       engines),   MeadWestvaco   Corp.  (paper products),   and
                       AmerisourceBergen  Corp.  (pharmaceutical  distribution);
                       Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON      Secretary; Managing Director and General Counsel  of  The
                       Vanguard Group, Inc. (since September 1997); Secretary of
                       The  Vanguard  Group   and  of  each  of  the  investment
                       companies served by The  Vanguard Group; Principal of The
                       Vanguard Group (prior to September 1997).
--------------------------------------------------------------------------------
THOMAS J. HIGGINS      Treasurer;  Principal  of   The  Vanguard   Group,  Inc.;
                       Treasurer  of  each of the investment companies served by
                       The Vanguard Group.
--------------------------------------------------------------------------------
* Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY,Information Technology.
F. WILLIAM MCNABB, III,Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER,Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD,Finance.
IAN A. MACKINNON,Fixed Income Group.
GEORGE U. SAUTER,Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600


ABOUT OUR COVER

The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral,   Explorer,  Morgan,
LifeStrategy, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q682 082003

Item 2: Code(s) of Ethics for senior financial officers - Item not applicable to semi-annual report.

Item 3: Audit Committee Financial Expert - Item not applicable to semi-annual report.

Item 4: Principal Accountant Fees and Services - Item not applicable to semi-annual report.

Item 5: Not Applicable.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto.  (Attach certifications as exhibits)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD VARIABLE INSURANCE FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  August 18, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD VARIABLE INSURANCE FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date: :  August 18, 2003

       VANGUARD VARIABLE INSURANCE FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date: :  August 18, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.

                                                  CERTIFICATIONS

I, John J. Brennan, certify that:

1. I have  reviewed  this  report on Form N-CSR of Vanguard  Variable  Insurance
Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: August 18, 2003

                                                    ----------------------------
                                                         CHIEF EXECUTIVE OFFICER

                                 CERTIFICATIONS


I, Thomas J. Higgins, certify that:

1. I have  reviewed  this  report on Form N-CSR of Vanguard  Variable  Insurance
Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: August 18, 2003
                                                         -----------------------
                                                                       TREASURER

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer: VANGUARD VARIABLE INSURANCE FUND

     In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  August 18, 2003                          ________________________________
                                                              John J. Brennan
                                                         Chief Executive Officer

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:  VANGUARD VARIABLE INSURANCE FUND

     In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  August 18, 2003                          ________________________________
                                                          Thomas J. Higgins
                                                              Treasurer